As filed with the Securities and Exchange Commission on April 25, 2017

  File No. 333-115212
  File No. 811-8108

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 29  ☒

and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 269  ☒

Protective Variable Annuity
Separate Account

(Exact Name of Registrant)

Protective Life Insurance Company

(Name of Depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of Depositor's Principal Executive Offices)

(205) 268-1000

(Depositor's Telephone Number, including Area Code)

MAX BERUEFFY, Esquire

Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

THOMAS E. BISSET, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box):

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☒  On May 1, 2017 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  On __________ pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

PART A

INFORMATION REQUIRED TO BE IN THE PROSPECTUS

ProtectiveRewards II	Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

This Prospectus describes the ProtectiveRewards II Variable Annuity Contract, a group and individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be issued on a non-qualified basis or for use with certain qualified retirement plans. We do not currently offer the Contract to new purchasers.

You generally may allocate your investment in the Contract among the Guaranteed Account and the Sub-Accounts of the Protective Variable Annuity Separate Account. If you purchased the SecurePay rider or the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value are restricted. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFITS.") The Sub-Accounts invest in the following Funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund, Series II(1)

Invesco V.I. American Value Fund, Series II

Invesco V.I. Balanced Risk Allocation Fund, Series II

Invesco V.I. Comstock Fund, Series II

Invesco V.I. Equity and Income Fund, Series II

Invesco V.I. Government Securities Fund, Series II

Invesco V.I. Growth and Income Fund, Series II

Invesco V.I. International Growth Fund, Series II(1)

Invesco V.I. Mid Cap Growth Fund, Series II

Clayton Street Trust

Protective Life Dynamic Allocation Series- Conservative Portfolio

Protective Life Dynamic Allocation Series- Growth Portfolio

Protective Life Dynamic Allocation Series- Moderate Portfolio

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, SC2

VIP Equity-Income Portfolio, SC2(1)

VIP Freedom Fund-2015 Maturity, SC2(1)

VIP Freedom Fund-2020 Maturity, SC2(1)

VIP Growth Portfolio, SC2(1)

VIP Index 500 Portfolio, SC2

VIP Investment Grade Bond Portfolio, SC2

VIP Mid Cap Portfolio, SC2

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2

Franklin Income VIP Fund, Class 2

Franklin Mutual Shares VIP Fund, Class 2

Franklin Rising Dividends VIP Fund, Class 2

Franklin Small Cap Value VIP Fund, Class 2

Franklin Small-Mid Cap Growth VIP Fund, Class 2

Franklin U.S. Government Securities VIP Fund, Class 2

Templeton Foreign VIP Fund, Class 2

Templeton Global Bond VIP Fund, Class 2

Templeton Growth VIP Fund, Class 2

Goldman Sachs Variable Insurance Trust(2)

Growth Opportunities Fund, Service Class

Large Cap Value Fund, Service Class

Mid Cap Value Fund, Service Class

Small Cap Equity Insights Fund, Service Class

Strategic International Equity Fund, Service Class

Strategic Growth Fund, Service Class

U.S. Equity Insights Fund, Service Class

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Portfolio, Class II

ClearBridge Variable Small Cap Growth Portfolio, Class II

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio, Value Class

Calibrated Dividend Growth Portfolio, Value Class

Bond-Debenture Portfolio, Value Class

Growth and Income Portfolio, Value Class

Growth Opportunities Portfolio, Value Class

International Opportunities Portfolio, Value Class

Classic Stock Portfolio, Value Class

Mid-Cap Stock Portfolio, Value Class

MFS® Variable Insurance Trust(3)

MFS® Growth Series, SS

MFS® Investors Trust Series, SS

MFS® New Discovery Series, SS

MFS® Research Series, SS

MFS® Total Return Bond Series, SS

MFS® Total Return Series, SS

MFS® Utilities Series, SS

MFS® Value Series, SS

MFS® Variable Insurance Trust II(3)

MFS® Massachusetts Investors Growth Stock Portfolio, Service Class Shares(4)

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, SS

Global Fund/VA, SS

Main Street Fund/VA, SS

Discovery Mid Cap Growth/VA, SS(1)

Government Money Fund/VA

Global Strategic Income Fund/VA, SS

PIMCO Variable Insurance Trust

Long-Term US Government Portfolio, Advisor Class

Low Duration Portfolio, Advisor Class

Real Return Portfolio, Advisor Class

Short-Term Portfolio, Advisor Class

Total Return Portfolio, Advisor Class

Royce Capital Fund

Micro-Cap Fund, Service Class

Small-Cap Fund, Service Class

Morgan Stanley Variable Insurance Fund, Inc.

VIF Global Real Estate Portfolio, Class II (formerly UIF Global Real Estate Portfolio)

(1) This Sub-Account is not available to Contracts purchased on or after November 2, 2009.

(2) Sub-Accounts investing in Institutional Class shares of the Funds of the Goldman Sachs Variable Insurance Trust are only available to Contracts issued before May 1, 2008. Service Class shares of the Funds are available to Contracts issued on or after May 1, 2008.

(3) Effective February 2, 2015, Sub-Accounts investing in Funds of the MFS Variable Insurance Trust and the MFS Variable Insurance Trust II were closed to new investment. If you did not have Contract Value in, or allocation instructions including such a Sub-Account on that date, you may not allocate Purchase Payments or Contract Value to that Sub-Account. If you had Contract Value in, or allocation instructions that included such a Sub-Account on February 2, 2015, you may continue to allocate Purchase Payments and transfer Contract Value to that Sub-Account, but if you change your allocation instructions to terminate your investment in the Sub-Account, you may not allocate Purchase Payments and transfer Contract Value to the Sub-Account in the future.

(4) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. This Prospectus also describes all material state variations to the Contract.The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Please read this Prospectus carefully. Investors should keep a copy for future reference.

The ProtectiveRewards II Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2017

PRO.REWII.517

DEFINITIONS
FEES AND EXPENSES
SUMMARY
     The Contract
     Federal Tax Status
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
     Protective Life Insurance Company
     Protective Variable Annuity Separate Account
     Administration
     The Funds
     Selection of Funds
     Other Information about the Funds
     Certain Payments We Receive with Regard to the Funds
     Addition, Deletion or Substitution of Investments
DESCRIPTION OF THE CONTRACT
     The Contract
     Parties to the Contract
     Issuance of a Contract
     Purchase Payments
     Right to Cancel
     Allocation of Purchase Payments
     Variable Account Value
     Transfers
THE GUARANTEED ACCOUNT
DEATH BENEFIT
GUARANTEED LIFETIME WITHDRAWAL BENEFITS
     SECUREPAY RIDER WITH RightTime OPTION
     PROTECTIVE INCOME MANAGER (patent pending) WITH RightTime OPTION
     ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS
SUSPENSION OR DELAY IN PAYMENTS
SUSPENSION OF CONTRACTS
CHARGES AND DEDUCTIONS
     Surrender Charge (Contingent Deferred Sales Charge)
     Mortality and Expense Risk Charge
     Administration Charge
     Death Benefit Fee
     SecurePay Fee
     Protective Income Manager Fee
     Transfer Fee
     Contract Maintenance Fee
     Fund Expenses
     Premium Taxes
     Other Taxes
     Other Information
ANNUITY PAYMENTS
     Annuity Value
     Annuity Income Payments
     Annuity Options
     Minimum Amounts
YIELDS AND TOTAL RETURNS
     Yields
     Total Returns
     Standardized Average Annual Total Returns
     Non-Standard Average Annual Total Returns
     Performance Comparisons
     Other Matters
FEDERAL TAX MATTERS
     Introduction
     The Company's Tax Status
TAXATION OF ANNUITIES IN GENERAL
     Tax Deferral During Accumulation Period
     Taxation of Partial and Full Surrenders
     Taxation of Annuity Payments
     Taxation of Death Benefit Proceeds
     Assignments, Pledges, and Gratuitous Transfers
     Penalty Tax on Premature Distributions
     Aggregation of Contracts
     Exchanges of Annuity Contracts
     Medicare Hospital Insurance Tax on Certain Distributions
     Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons
QUALIFIED RETIREMENT PLANS
     Direct Rollovers
FEDERAL INCOME TAX WITHHOLDING
GENERAL MATTERS
     Error in Age or Gender
     Incontestability
     Non-Participation
     Assignment or Transfer of a Contract
     Notice
     Modification
     Reports
     Settlement
     Receipt of Payment
     Protection of Proceeds
     Minimum Values
     Application of Law
     No Default
DISTRIBUTION OF THE CONTRACTS
     Distribution
     Selling Broker-Dealers
     Inquiries
CEFLI
LEGAL PROCEEDINGS
BUSINESS DISRUPTION AND CYBER-SECURITY RISKS
VOTING RIGHTS
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A: Example Of Death Benefit Calculations
APPENDIX B: Example Of Surrender Charge Calculation
APPENDIX C: Explanation Of The Variable Income Payment Calculation
APPENDIX D: Condensed Financial Information
APPENDIX E: Example Of SecurePay Rider With The SecurePay R72 Benefit
APPENDIX F: The SecurePay GMAB (Not Available On or After May 1, 2009)
APPENDIX G: Example of SecurePay Rider (Without The SecurePay R72 Benefit And The SecurePay GMAB)
APPENDIX H: Example Of SecurePay Rider With The SecurePay R72 Benefit And The SecurePay GMAB
APPENDIX I: PrincipalBack Annuitization BenefitFor Contracts Purchased Before May 1, 2007
APPENDIX J: Example Of Protective Income Manager Rider
APPENDIX K: Protective Income Manager Rider Payment Factors
APPENDIX L: Example Of Allocation Adjustment
APPENDIX M: ValuPay Death Benefit Fee
APPENDIX N: Example Of Joint Life Coverage With Significant Age Difference Between Covered Persons Under The Protective Income Manager Rider

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company":   refer to Protective Life Insurance Company. " You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Unit:   A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date.

Administrative Office:   Protective Life Insurance Company, P. O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Allocation Option:   Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Allocation Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Annual Withdrawal Amount or AWA:   The maximum amount that may be withdrawn from the Contract under a SecurePay rider each Contract Year after the Benefit Election Date without reducing the Benefit Base.

Annuity Commencement Date:   The date as of which the Annuity Value is applied to an Annuity Option.

Annuity Option:   The payout option under which the Company makes annuity income payments.

Annuity Value:   The amount we apply to the Annuity Option you have selected.

Assumed Investment Return:   The assumed annual rate of return used to calculate the amount of the variable income payments.

Benefit Election Date:   The date you choose to start your SecurePay Withdrawals.

Code:   The Internal Revenue Code of 1986, as amended.

Contract:   The ProtectiveRewards II Variable Annuity, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary:   The same month and day as the Effective Date in each subsequent year of the Contract.

Contract Value:   Prior to the Annuity Commencement Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year:   Any period of 12 months commencing with the Effective Date or any Contract Anniversary.

Covered Person:   The person or persons upon whose lives the benefits of the SecurePay rider or Protective Income Manager rider, as applicable, are based. There may not be more than two Covered Persons.

DCA:   Dollar cost averaging.

Death Benefit:   The amount we pay to the beneficiary if an Owner dies before the Annuity Commencement Date.

Due Proof of Death:   Receipt at our Administrative Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.

Effective Date:   The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.

Excess Withdrawals:   Any portion of a withdrawal that, when aggregated with all prior withdrawals during a Contract Year, exceeds the maximum withdrawal amount permitted under your SecurePay rider.

Fund:   Any investment portfolio in which a corresponding Sub-Account invests.

Good Order ("good order"):   A request or transaction generally is considered in "Good Order" if we receive it in our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the request or transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to effect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Options affected by the requested transaction; the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your registered representative before submitting the form or request.

Guaranteed Account:   The Fixed Account, the DCA Fixed Accounts and any other Allocation Option we may offer with interest rate guarantees.

Investment Option:   Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Investment Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Maximum Annuity Date:   The latest date on which you must surrender or annuitize the Contract, currently the oldest Owner's or Annuitant's 95th birthday.

Monthly Anniversary Day:   The same day each month as the Effective Date, or the last day of any month that does not have the same day as the Effective Date.

Net Amount at Risk:   The value of the death benefit minus the Contract Value.

Optimal Withdrawal Amount:   The maximum amount that you may withdraw from your Contract Value each Contract Year without reducing or eliminating the benefits under the Protective Income Manager rider.

Owner:   The person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract.

Prohibited Allocation Instruction:   An instruction from you to allocate Purchase Payments or Contract Value or to take withdrawals that is not consistent with the Allocation Guidelines and Restrictions required in order to maintain your SecurePay rider. If we receive a Prohibited Allocation Instruction, we will terminate your SecurePay rider.

Purchase Payment:   The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts:   Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

Qualified Plans:   Retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

Rider Issue Date:   The date a Protective Income Manager rider or SecurePay rider is issued.

Sub-Account:   A separate division of the Variable Account.

Valuation Day:   Each day on which the New York Stock Exchange is open for business.

Valuation Period:   The period which begins at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) on any Valuation Day and ends at the close of regular trading on the next Valuation Day. A Valuation Period ends earlier if the New York Stock Exchange closes early on certain scheduled days (such as the Friday after Thanksgiving or Christmas Eve) or in case of an emergency.

Variable Account:   The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

Written Notice:   A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service. Please note that we use the term "written notice" in lower case to refer to a notice that we may send to you.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, partially or fully surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account. We may also deduct state premium taxes, if applicable.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge (as a % of amount surrendered)(1)	7%
Transfer Fee(2)	$25
SecurePay Medical Evaluation Fee(3)	$300
Premium Tax(4)	3.5%

(1) The surrender charge declines over time. (See "Determining the Surrender Charge.")

(2) Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future for each transfer after the first 12 transfers in any Contract Year. We will give written notice thirty (30) days before we impose a Transfer Fee. (See "CHARGES AND DEDUCTIONS, Transfer Fee.")

(3) This charge is assessed for each Covered Person when there is Joint Coverage under the SecurePay ME feature. Currently, this charge is $150 for Single Coverage and $300 for Joint Coverage. Protective Life generally charges this fee if the Owner has purchased the SecurePay rider, undergoes medical underwriting and accepts an offer by Protective Life to increase the Annual Withdrawal Amount ("AWA") as a result of its underwriting review. However, if an Owner requests an increase in the AWA under the SecurePay ME feature more than twice, Protective Life will deduct this charge whether or not it determines that the Owner qualifies for an increased AWA and whether or not the Owner begins taking SecurePay Withdrawals at the increased AWA. State variations may apply. See "SecurePay ME: Increased AWA for Certain Medical Conditions, How to Apply for an Increased AWA" for more information.

(4) Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC FEES AND CHARGES

(other than Fund expenses)

Annual Contract Maintenance Fee(1)	$35

Variable Account Annual Expenses

(as a percentage of average Variable Account value)

	Contracts Issued On or After 10/1/11	Contracts Issued On or After 12/1/08 and Before 10/1/11	Contracts Issued Before 12/1/08
Mortality and Expense Risk Charge	1.20%	1.05%	0.95%
Administration Charge	0.10%	0.10%	0.10%
Total Variable Account Annual Expenses (without death benefit fee)	1.30%	1.15%	1.05%

Optional Benefit Charges

Death Benefit Fee(2)CoverPay Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Day, beginning on the 1st Monthly Anniversary Day)
For Contracts Issued On or After December 1, 2008:
Maximum Anniversary Value Death Benefit	0.20%
For Contracts Issued Before December 1, 2008:
Maximum Anniversary Value Death Benefit	0.30%
Return of Purchase Payments Death Benefit	0.10%

—or—

ValuPay Fee(3) (Not available for Contracts issued on or after October 1, 2011.) (annual dollar amount per $1,000 of Net Amount at Risk on each Monthly Anniversary Day, beginning on the 13th Monthly Anniversary Day)
Maximum Anniversary Value Death Benefit (and for Contracts issued before December 1, 2008, the Return of Purchase Payments Death Benefit)	Maximum: (age 95 or more)	$227.28 ($18.94 per month)
	Fee at age 56	$6.00 ($0.50 per month)
	Minimum: (age 50 or less)	$3.00 ($0.25 per month)

Guaranteed Lifetime Withdrawal Benefits(4)SecurePay Fee(5)(6) (as an annualized percentage of the Benefit Base(7) on each Monthly Anniversary Day, beginning with the 1st Monthly Anniversary Day following election of the rider)
		Current
	Maximum	SecurePay riders issued on or after October 1, 2011:	SecurePay riders issued on or after May 1, 2010 and before October 1, 2011:	SecurePay riders issued on or after May 1, 2009 and before May 1, 2010:(8)
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.80%	0.80%	0.80%
Purchase of SecurePay rider under RightTime option	0.95%	0.90%	0.90%	0.90%
Purchase of SecurePay rider with SecurePay R72 Benefit at time of Contract Purchase	1.40%	1.20%	1.20%	1.20%
Purchase of SecurePay rider with SecurePay R72 Benefit under RightTime option	1.60%	1.30%	1.30%	1.30%

	Maximum	Current(9)
SecurePay riders issued before May 1, 2009:(8)
SecurePay rider	0.95%	0.80%
SecurePay rider with SecurePay R72 Benefit	1.40%	1.20%
SecurePay rider with SecurePay GMAB	1.30%	0.95%
SecurePay rider with SecurePay R72 Benefit and SecurePay GMAB	1.70%	1.35%

Protective Income Manager Fee(10) (as an annualized percentage of Contract Value(11), beginning with the 1st Monthly Anniversary Day following election of the rider)
	Maximum	Current
Purchase of the Protective Income Manager rider at time of Contract Purchase	2.00%	1.00%
Purchase of the Protective Income Manager rider under Right Time option	2.20%	1.10%

(1) We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $100,000 or more ($50,000 or more for Contracts issued before October 1, 2011). (See "CHARGES AND DEDUCTIONS.")

(2) For Contracts issued on or after December 1, 2008: There are two death benefits available under the Contract: (1) the Return of Purchase Payments Death Benefit; and (2) the Maximum Anniversary Value Death Benefit. If you purchased your Contract before October 1, 2011, you elected either the CoverPay Fee or the ValuPay Fee if you purchased the Maximum Anniversary Value Death Benefit. There is no death benefit fee for the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available if you purchase the Protective Income Manager rider. For Contracts issued before December 1, 2008: There are three death benefits available under the Contract: (1) the Contract Value Death Benefit; (2) the Return of Purchase Payments Death Benefit; and (3) the Maximum Anniversary Value Death Benefit. When you purchased your Contract, you elected either the CoverPay Fee or the ValuPay Fee for either the Return of Purchase Payments Death Benefit or the Maximum Anniversary Value Death Benefit. There is no death benefit fee for the Contract Value Death Benefit. If your Contract was issued before May 1, 2005, you also had the option of paying for these death benefits with an asset-based fee, which is equal, on an annual basis, to 0.15% of your average Contract Value measured on each Monthly Anniversary Day for the Return of Purchase Payments Death Benefit and 0.45% of your average Contract Value measured on each Monthly Anniversary Day for the Annual Ratchet Death Benefit (now called the Maximum Anniversary Value Death Benefit). For more information on these death benefit values and how they are calculated, please see the "DEATH BENEFIT" section of this prospectus as well as"CHARGES AND DEDUCTIONS, Death Benefit Fee."

(3) The ValuPay fee, only available on Contracts issued before October 1, 2011, is based on the Net Amount at Risk and the oldest Owner's age. If the Net Amount at Risk remains the same, the ValuPay fee will increase over time as the age of the oldest Owner increases. (See "CHARGES AND DEDUCTIONS, ValuPay Fee.")

(4) You may not purchase both the SecurePay rider and the Protective Income Manager rider.

(5) The SecurePay rider is not available with Contracts purchased before May 1, 2007.

(6) We deduct the fee for the SecurePay rider monthly from your Contract Value in the Sub-Accounts of the Variable Account on the Valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day. The SecurePay Fee is not deducted from your Contract Value in the DCA Fixed Accounts. For more information about the SecurePay Fee, our right to increase the fee in the future and your right to not elect such increases, see "GUARANTEED LIFETIME WITHDRAWAL BENEFITS" and "APPENDIX F: THE SECUREPAY GMAB (NOT AVAILABLE ON OR AFTER MAY 1, 2009)."

(7) The Benefit Base is a value used to calculate the Annual Withdrawal Amounts, and the fees charged, under the SecurePay rider. On the Rider Effective Date, your initial Benefit Base is equal to your Contract Value. For more information on the SecurePay rider, the Benefit Base and how it is calculated, please see "SECUREPAY WITH RightTime OPTION" in this prospectus.

(8) Effective May 1, 2009, the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB) is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime option. For information on the SecurePay GMAB, please see APPENDIX F: THE SECUREPAY GMAB (NOT AVAILABLE ON OR AFTER MAY 1, 2009).

(9) The current SecurePay Fee may be lower for certain Owners who elected not to pay increases in the fee that became effective on September 5, 2014 and February 16, 2009.

(10) The Protective Income Manager rider is not available with Contracts purchased before May 1, 2011. There are two versions of the Protective Income Manager rider depending on when the rider was purchased. The fee is the same under both versions of the rider, but we calculate the rider's benefit differently under each version if joint life coverage is selected. In some cases, this difference may be substantial. See "PROTECTIVE INCOME MANAGER WITH RightTime OPTION" in this prospectus.

(11) The Protective Income Manager fee is a percentage of the greatest of: (a) the Contract Value on the fee calculation date; (b) the Contract Value on the later of the Rider Effective Date or the most recent Reset Date and, (c) if the rider is purchased on the Contract Effective Date, the sum of all Purchase Payments made within the first 120 days following the Contract Effective Date (this does not apply to fee calculations occurring during the 120-day period). If we increase the Protective Income Manager Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager Fee, and your Protective Income Manager rider will not terminate, but we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries (meaning your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase). You will continue to be assessed your current Protective Income Manager Fee.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. The expenses shown are based on expenses incurred for the year ended December 31, 2016. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses(*)	0.35%	-	4.65%
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)
Total Annual Fund Operating Expenses After Contractual Fee Waiver or Reimbursement(**)(***)	0.35%	-	1.65%

(*) The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

(**) The range of Total Annual Fund Operating Expenses After Contractual Fee Waiver or Reimbursement shown here takes into account contractual arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees.

(***) For some Funds, certain expenses were reimbursed or fees waived during 2016. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. Taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, total annual operating expenses would range from a minimum of 0.35% to a maximum of 1.65%.

Example of Charges

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The examples show the costs of investing in the Contract, including owner transaction expenses, the annual Contract maintenance fee, Variable Account Charges as of October 1, 2011, and both maximum and minimum total Annual Fund Operating Expenses. The examples do not include any persistency reward. The first example assumes that the Return of Purchase Payments Death Benefit is in effect. The second and third examples assume that the Maximum Anniversary Value Death Benefit is in effect (the Maximum Anniversary Value Death Benefit is not available with the Protective Income Manager rider). All examples assume that all Contract Value is allocated to the Variable Account. Please note that while election of the Protective Income Manager rider with the Return of Purchase Payments Death Benefit is assumed in the first example, under certain circumstances, the SecurePay rider with the SecurePay R72 Benefit and the Maximum Anniversary Value Death Benefit (as assumed in the second example) may be more expensive, depending on the current rider charge, the oldest Owner's age, and/or the Net Amount at Risk. The examples do not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

  The first example assumes that you purchased the Protective Income Manager rider under the RightTime option at the maximum and current charges. The maximum charge of 2.20% for the Protective Income Manager rider under the RightTime option is the highest maximum charge under any Guaranteed Lifetime Withdrawal Benefit.
  The second example assumes that you have purchased the SecurePay rider with the SecurePay R72 Benefit under the RightTime option at the maximum and current charges. The current charge of 1.30% for the SecurePay rider with the SecurePay R72 Benefit under the RightTime option plus Variable Acount Charges as of October 1, 2011 represent the highest combination of total current charges with any Guaranteed Lifetime Withdrawal Benefit.
  The third example assumes that you have not purchased either the SecurePay rider or the Protective Income Manager rider.

The examples assume that you invest $10,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year.

  If you purchased the Protective Income Manager rider:

    If you surrender the Contract at the end of the applicable time period:

      With Protective Income Manager rider selected under RightTime option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$1,173	$2,686	$ 4,054	$7,298
Minimum Fund Expenses	$1,059	$1,832	$2,520	$4,364

      With Protective Income Manager rider selected under RightTime option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$1,071	$2,396	$3,593	$6,495
Minimum Fund Expenses	$955	$1,525	$2,012	$3,373

    If you annuitized(*) or remain invested in the Contract at the end of the applicable time period:

      With Protective Income Manager rider selected under RightTime option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$547	$2,187	$3,746	$7,298
Minimum Fund Expenses	$424	$1,281	$2,148	$4,364

      With Protective Income Manager rider selected under RightTime option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$437	$1,879	$3,265	$6,495
Minimum Fund Expenses	$313	$955	$1,618	$3,373

  If you purchased the SecurePay rider with the SecurePay R72 Benefit:

    If you surrender the Contract at the end of the applicable time period:

      With the SecurePay rider with the SecurePay R72 Benefit selected under RightTime option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$1,135	$2,611	$3,994	$7,532
Minimum Fund Expenses	$1,019	$1,745	$2,430	$4,522

      With the SecurePay rider with the SecurePay R72 Benefit selected under the RightTime option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$1,107	$2,526	$3,848	$7,213
Minimum Fund Expenses	$991	$1,655	$2,269	$4,136

    If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

      With the SecurePay rider with the SecurePay R72 Benefit selected under RightTime option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$507	$2,108	$3,683	$7,532
Minimum Fund Expenses	$382	$1,188	$2,054	$4,522

      With the SecurePay rider with the SecurePay R72 Benefit selected under the RightTime option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$477	$2,017	$3,531	$7,213
Minimum Fund Expenses	$352	$1,093	$1,886	$4,136

  If you have not purchased either the SecurePay rider or the Protective Income Manager rider:

    If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$987	$2,161	$3,219	$5,843
Minimum Fund Expenses	$870	$1,269	$1,577	$2,475

      If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$348	$1,629	$2,876	$5,843
Minimum Fund Expenses	$222	$683	$1,165	$2,475

    (*) You may not annuitize your Contract within 3 years after we accept a Purchase Payment. For more information, See "ANNUITY PAYMENTS, Annuity Commencement Date, Changing the Annuity Commencement Date." Neither the death benefit fee nor the Protective Income Manager rider fee apply after the Annuity Commencement Date.

    If your Contract was purchased before May 1, 2005, the following example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, the death benefit fee (assuming you elected the Annual Ratchet Value Death Benefit (now called the Maximum Anniversary Value Death Benefit) and the asset-based fee), Variable Account charges, and both maximum and minimum total annual Fund operating expenses. The example includes a persistency reward that we add to the Contract Value on each Contract Anniversary beginning with the eighth Contract Anniversary and continuing until the Annuity Commencement Date. On the eighth Contract Anniversary we add 2.0% of Variable Account value; on the 9th and 10th Contract Anniversaries, we add 0.20% of Variable Account value. The example assumes that all Contract Value is allocated to the Variable Account in each of those years. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

    The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.

      If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$987	$2,160	$3,220	$5,854
Minimum Fund Expenses	$869	$1,268	$1,576	$2,474

        If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	$347	$1,629	$2,876	$5,854
Minimum Fund Expenses	$222	$682	$1,164	$2,474

        (*) You may not annuitize your Contract within 3 years after we accept a Purchase Payment. For more information, See "ANNUITY PAYMENTS, Annuity Commencement Date, Changing the Annuity Commencement Date." Neither the death benefit fee nor the Protective Income Manager rider fee apply after the Annuity Commencement Date.

        Please remember that the examples are an illustration and do not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

        SUMMARY

        The Contract

        What is the ProtectiveRewards II Variable Annuity Contract?

        The ProtectiveRewards II Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See "The Contract.") In certain states the Contract is offered as a group contract to eligible persons. If you purchase an interest in a group Contract, you will be entitled to exercise all rights and privileges provided under the Contract without the consent of the group Contract holder.

        How may I purchase a Contract?

        Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See "DISTRIBUTION OF THE CONTRACTS.")

        Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract.")

        What are the Purchase Payments?

        The minimum amount that Protective Life accepts as an initial Purchase Payment is $5,000 ($25,000 if you purchase the Protective Income Manager rider at issue). Purchase Payments may be made at any time prior to the oldest Owner's or Annuitant's 85th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Commencement Date then in effect. The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made under our current automatic purchase payment plan. The maximum aggregate Purchase Payment(s) we will accept without prior Administrative Office approval is $1,000,000. We may impose conditions for our acceptance of aggregate Purchase Payments greater than $1,000,000, such as limiting the death benefit options that are available under your Contract.

        If you purchase the SecurePay rider, you cannot make any Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. (See "SECUREPAY WITH RIGHTTIME OPTION.") If you purchase the Protective Income Manager rider, you cannot make Purchase Payments more than 120 days after the Rider Issue Date. We reserve the right to limit, suspend, or reject any and all Purchase Payments at any time. We will give written notice of at least five (5) days before any changes to Purchase Payment limitations go into effect. (See "Purchase Payments.")

        Can I cancel the Contract?

        You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value in states where permitted. This amount may be more or less than the Purchase Payments. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payments. (See "Right to Cancel.")

        Can I transfer amounts in the Contract?

        Before the Annuity Commencement Date, you may transfer amounts among the Allocation Options. There are, however, limitations on transfers: any transfer must be at least $100; no amounts may be transferred into a DCA Fixed Account; no amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account; transfers out of the Fixed Account are limited to the greater of (a) $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year.

        After the Annuity Commencement Date, if you have selected variable income payments, you may transfer amounts among the Sub-Accounts, but no more frequently than once per month, and you may not transfer within the Guaranteed Account or between a Sub-Account and the Guaranteed Account.

        We reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. We also reserve the right to limit the number of transfers to no more than 12 per Contract Year. We may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. (See "Transfers.") For purposes of calculating the number of transfers, we treat instructions received on the same business day as a single transfer without regard to the number of Sub-Accounts involved. If you purchase the SecurePay rider or the Protective Income Manager rider, your options for transferring Contract Value among the Allocation Options will be restricted in accordance with our Allocation Guidelines and Restrictions. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

        For more information about transfers, how to request transfers and limitations on transfers, see "Transfers — Limitations on Transfers."

        Can I surrender the Contract?

        Upon Written Notice before the Annuity Commencement Date, you may surrender the Contract and receive its surrender value. (See "Surrenders and Partial Surrenders.") Surrenders may have federal and state income tax consequences. In addition, surrenders from Contracts issued pursuant to Section 403(b) of the Code may not be allowed in certain circumstances. (See "FEDERAL TAX MATTERS.")

        Is there a death benefit?

        If any Owner dies prior to the Annuity Commencement Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive Due Proof of Death of the Owner at our Administrative Office. (See "DEATH BENEFIT.")

        For Contracts issued on or after December 1, 2008, there are two death benefits available — the Return of Purchase Payments Death Benefit and the Maximum Anniversary Value Death Benefit. The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the Maximum Anniversary Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Effective Date of the Contract. If you chose the optional Maximum Anniversary Value Death Benefit before October 1, 2011, you indicated at that time the basis on which you wanted the Maximum Anniversary Value Death Benefit fee to be assessed and may not change this selection. For Contracts purchased on or after October 1, 2011, the Maximum Anniversary Value Death Benefit is only available with the CoverPay fee. See "CHARGES AND DEDUCTIONS, Death Benefit Fee."

        For Contracts issued before December 1, 2008, there are three death benefits available — the Contract Value Death Benefit, the Return of Purchase Payments Death Benefit, and the Maximum Anniversary Value Death Benefit. For these Contracts, the Contract Value Death Benefit was included with the Contract at no additional charge, although the Owner was allowed to select either the Return of Purchase Payments Death Benefit or the Maximum Anniversary Value Death Benefit for an additional fee (i.e., the CoverPay Fee or the ValuPay Fee).

        If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "PROTECTIVE INCOME MANAGER WITH RightTime OPTION.")

        What happens when the Owner dies?

        In the event of the Owner's death, all automatic transfer programs under the Contract, such as dollar cost averaging, portfolio rebalancing, and Allocation Adjustment will cease upon our receipt of Due Proof of Death of the Owner at our Administrative Office. (See "Dollar Cost Averaging," "Portfolio Rebalancing," and "The Allocation Adjustment Program (patent pending).")

        What is the persistency reward?

        For Contracts purchased before May 1, 2010, on each Contract Anniversary beginning with the eighth Contract Anniversary and continuing until the Annuity Commencement Date, we will add a persistency reward of 0.25% of your Contract Value to your Contract Value. If you purchased your Contract on or after May 1, 2005 but prior to November 1, 2007 and your initial Purchase Payment was $250,000 or more, the persistency reward will begin with the first Contract Anniversary. We will allocate the reward to the Allocation Options according to your current Purchase Payment allocation instructions. For information about Contracts purchased before May 1, 2010, see "Persistency Reward."

        What is the SecurePay rider?

        The SecurePay rider (available only with Contracts issued on or after May 1, 2007) guarantees the right to make withdrawals based upon the value of a guaranteed lifetime withdrawal benefit base that may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined due to poor market performance. These withdrawals may be made over the lifetime of persons designated under the rider, provided the rider's requirements are satisfied. Withdrawals may begin after the person(s) designated under the rider reaches age 59-1/2. Annual aggregate withdrawals on or after the Benefit Election Date that exceed the Annual Withdrawal Amount (AWA) will result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will reduce the Benefit Base and corresponding AWA.

        Note: We do not accept Purchase Payments on or after the Benefit Election Date or more than two years after the Rider Issue Date, whichever comes first. Before May 20, 2016, we did accept Purchase Payments more than two years after the Rider Issue Date, but those payments did not increase the Benefit Base for the rider.

        Under the rider, your options for allocating Purchase Payments and Contract Value will be restricted, as you must make all allocations in accordance with our Allocation Guidelines and Restrictions. The required allocations under these guidelines may not be consistent with an aggressive investment strategy. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations required for participation in the SecurePay rider are probably not appropriate for you. Please see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS."

        We also offer an additional SecurePay feature that may be selected with the purchase of the SecurePay rider. The SecurePay R72 Benefit provides for potential increases in the guaranteed lifetime withdrawal benefit base of up to 7.2% each Contract Anniversary during a specified period, even if your Contract Value has not increased. We charge an additional fee if you select the SecurePay rider, and this fee is increased if you select the SecurePay R72 Benefit. If you elect the SecurePay rider, you will begin paying this fee as of the date the SecurePay rider is issued. You may not cancel the SecurePay rider for the first ten years following the date of its issue. (See "SECUREPAY WITH RIGHTTIME OPTION.")

        Effective May 1, 2009, the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB) is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime option. For information on the SecurePay GMAB, please see APPENDIX F: THE SECUREPAY GMAB (NOT AVAILABLE ON OR AFTER MAY 1, 2009).

        What is the Protective Income Manager Rider (patent pending)?

        The Protective Income Manager rider (available only with Contracts issued on or after May 1, 2011) guarantees the right to make withdrawals each year even if your Contract Value is reduced to zero due to poor market performance, and provides fixed lifetime income payments for the life of any Covered Person ("Protected Lifetime Payments") beginning on the Maximum Annuity Commencement Date. The Protective Income Manager rider is specifically designed for you to withdraw all of your Contract Value systematically over a particular period of time.

          If you purchased the rider before October 1, 2011, the rider is designed to distribute your Contract Value by the Maximum Annuity Commencement Date, which is the (older) Covered Person's 95th birthday, in annual amounts that may vary from year to year (the"Optimal Withdrawal Amount").
          If you purchased the rider on or after October 1, 2011, the rider is designed to distribute your Contract Value by the (younger) Covered Person's 95th birthday in annual amounts that may vary from year to year (the "Optimal Withdrawal Amount").

        Note: The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Commencement Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its benefit. If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint life coverage will address your financial needs and be suitable for you. See "PROTECTIVE INCOME MANAGER WITH RIGHTTIME OPTION, Selecting Your Coverage Option" for factors to consider when discussing this with your advisor. Also see Appendix N for examples of joint life coverage when there is a significant age difference.

        Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary.

        Because you must make all allocations in accordance with our Allocation Guidelines and Restrictions your options for allocating Purchase Payments and Contract Value will be restricted if you purchase the Protective Income Manager rider. The required allocations under these guidelines may not be consistent with an aggressive investment strategy. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations required for participation in the Protective Income Manager rider are probably not appropriate for you. Please see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS."

        We charge an additional fee if you purchase the Protective Income Manager rider. If you elect the Protective Income Manager rider, you will begin paying this fee as of the date the Protective Income Manager rider is issued. You may not cancel the Protective Income Manager rider for the first ten years following the date of its issue.

        Note: We do not accept any Purchase Payments received more than 120 days after the date the Protective Income Manager rider is issued.

        The Protective Income Manager mark is considered to be the exclusive intellectual property of Protective Life Insurance Company. For more information on the Protective Income Manager rider, please see "PROTECTIVE INCOME MANAGER WITH RIGHTTIME OPTION."

        What is the RightTime Option?

        You may elect either the SecurePay rider or the Protective Income Manager rider at the time you purchase your Contract, or you may purchase one of these riders at a later date under our RightTime option so long as you satisfy the rider age requirements and the rider is still available for sale. If you purchase a rider under the RightTime option, the rider will be subject to the terms and conditions in effect at the time the rider is issued. Currently, the annual rider fee is 0.10% higher if you exercise the RightTime option to elect a rider than if you elect the rider when you purchase your Contract. See "GUARANTEED LIFETIME WITHDRAWAL BENEFITS."

        What Annuity Options are available?

        Currently, we apply the Annuity Value to an Annuity Option on the Annuity Commencement Date, unless you choose to receive the surrender value in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Annuity Options are available on either a fixed or variable payment basis. (See "ANNUITY PAYMENTS".)

        Is the Contract available for qualified retirement plans?

        You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See "DESCRIPTION OF THE CONTRACT, The Contract," and "FEDERAL TAX MATTERS, Qualified Retirement Plans.")

        Protective Life no longer issues Contracts under Section 403(b) of the Internal Revenue Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company.

        Where may I find financial information about the Sub-Accounts?

        You may find financial information about the Sub-Accounts in Appendix D to this Prospectus and in the Statement of Additional Information.

        Other contracts

        We issue other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their sub-accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our Administrative Office in writing or by telephone.

        Federal Tax Status

        Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from a non-Qualified Contract, which includes a full or partial surrender or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See "FEDERAL TAX MATTERS.")

        THE COMPANY, VARIABLE ACCOUNT AND FUNDS

        Protective Life Insurance Company

        The Contracts are issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2016, Protective Life had total assets of approximately $74.5 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), a U.S. insurance holding company and a wholly-owned subsidiary of The Dai-ichi Life Insurance Company, Limited (“Dai-ichi”). Dai-ichi is a top 20 global life insurance company. Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2016, PLC had total assets of approximately $75.0 billion.

        Protective Variable Annuity Separate Account

        The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and meets the definition of a separate account under federal securities laws.

        Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

        This Contract may not offer all the Sub-Accounts of the Variable Account, and other contracts Protective Life issues may offer some or all of the Sub-Accounts of the Variable Account.

        If you select the SecurePay rider or the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted. You must allocate your Purchase Payments and Contract Value in accordance with our Allocation Guidelines and Restrictions. In general, the required allocations under these guidelines focus on conservative, high quality bond funds, combine bond funds and growth stock funds, or emphasize growth stock funds while including a significant weighting of bond funds with a goal of seeking to provide income and/or capital appreciation while avoiding excessive risk. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

        Administration

        Protective Life Insurance Company performs the Contract administration at its Administrative Office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

        The Funds

        The assets of each Sub-Account are invested solely in a corresponding Fund. Each Fund is an investment portfolio of one of the investment companies listed below.

        Shares of the Funds are offered only to:

          the Variable Account;
          other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;
          separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and
          certain qualified retirement plans.
Fund	Fund Manager/ Investment Adviser	Subadvisors
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
Clayton Street Trust	Janus Capital Management LLC
Fidelity Variable Insurance Products	Fidelity Management & Research Company	FMR Co., Inc., Strategic Advisors, Inc., Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund	Franklin Advisory Services, LLC
Goldman Sachs Variable Insurance Trust	Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International
Invesco V.I. Balanced Risk Allocation Fund	Invesco Advisers, Inc.	Invesco Asset Management Deutschland GmbH
Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
Lord Abbett Series Fund, Inc.	Lord, Abbett & Co. LLC
MFS Variable Insurance Trust	MFS Investment Management
MFS Variable Insurance Trust II (the "MFS II Funds")	MFS Investment Management
Oppenheimer Variable Account Funds	Oppenheimer Funds, Inc.
PIMCO Variable Insurance Trust	Pacific Investment Management Company, LLC.	Research Affiliates, LLC
Royce Capital Fund	Royce & Associates, LLC
Templeton Developing Markets VIP Fund	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund	Templeton Global Advisors Limited
Morgan Stanley Variable Insurance Funds, Inc.	Morgan Stanley Investment Management Inc.

        For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies and certain qualified pension and retirement plans as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Protective Life, see the prospectuses for the Funds. Fund shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

        There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information. You may obtain a prospectus for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

        AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

        Invesco V.I. American Franchise Fund, Series II Shares(1)

        This Fund's investment objective is to seek capital growth.

        Invesco V.I. American Value Fund, Series II Shares

        This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

        Invesco V.I. Balanced Risk Allocation Fund, Series II Shares

        The Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

        Invesco V.I. Comstock Fund, Series II Shares

        This Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

        Invesco V.I. Equity and Income Fund, Series II Shares

        This Fund's investment objectives are both capital appreciation and current income.

        Invesco V.I. Government Securities Fund, Series II Shares

        The Fund's investment objective is total return, comprised of current income and capital appreciation.

        Invesco V.I. Growth and Income Fund, Series II Shares

        This Fund's investment objective is to seek long-term growth of capital and income.

        Invesco V.I. International Growth Fund, Series II Shares(1)

        This Fund's investment objective is long-term growth of capital.

        Invesco V.I. Mid Cap Growth Fund, Series II Shares

        This Fund's investment objective is to seek capital growth.

        Clayton Street Trust

        Protective Life Dynamic Allocation Series- Conservative Portfolio

        This Fund seeks total return through income and growth of capital, balanced by capital preservation.

        Protective Life Dynamic Allocation Series- Growth Portfolio

        This Fund seeks total return through growth of capital, balanced by capital preservation.

        Protective Life Dynamic Allocation Series- Moderate Portfolio

        This Fund seeks total return through growth of capital and income, balanced by capital preservation.

        Fidelity® Variable Insurance Products

        VIP Contrafund® Portfolio, Service Class 2

        This Fund seeks long-term capital appreciation.

        VIP Equity-Income Portfolio, Service Class 2(1)

        This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

        VIP Freedom Fund, 2015 Maturity, Service Class 2(1)

        This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

        VIP Freedom Fund, 2020 Maturity, Service Class 2(1)

        This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

        VIP Growth Portfolio, Service Class 2(1)

        This Fund seeks to achieve capital appreciation.

        VIP Index 500 Portfolio, Service Class 2

        This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

        VIP Investment Grade Bond Portfolio, Service Class 2

        This Fund seeks as high a level of current income as is consistent with the preservation of capital.

        VIP Mid Cap Portfolio, Service Class 2

        This Fund seeks long-term capital appreciation.

        Franklin Templeton Variable Insurance Products Trust

        Franklin Flex Cap Growth VIP Fund, Class 2

        This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

        Franklin Income VIP Fund, Class 2

        This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

        Franklin Mutual Shares VIP Fund, Class 2

        This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

        Franklin Rising Dividends VIP Fund, Class 2

        This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid rising dividends.

        Franklin Small Cap Value VIP Fund, Class 2

        This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

        Franklin Small-Mid Cap Growth VIP Fund, Class 2

        This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

        Franklin U.S. Government Securities VIP Fund, Class 2

        This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

        Templeton Foreign VIP Fund, Class 2

        This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

        Templeton Global Bond VIP Fund, Class 2

        This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, this Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

        Templeton Growth VIP Fund, Class 2

        This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

        Goldman Sachs Variable Insurance Trust

        Each Sub-Account investing in the Institutional Class of the Goldman Sachs Fund is only available to Contracts issued before May 1, 2008.

        Growth Opportunities Fund, Service Class

        This Fund seeks long-term growth of capital.

        Large Cap Value Fund, Service Class

        This Fund seeks long-term capital appreciation.

        Mid Cap Value Fund, Service Class

        This Fund seeks long-term capital appreciation.

        Small Cap Equity Insights Fund, Service Class(1)

        This Fund seeks long-term growth of capital.

        Strategic Growth Fund, Service Class

        This Fund seeks long-term growth of capital.

        Strategic International Equity Fund, Service Class

        This Fund seeks long-term capital appreciation.

        U.S. Equity Insights Fund, Service Class(1)

        This Fund seeks long-term growth of capital.

        Legg Mason Partners Variable Equity Trust

        ClearBridge Variable Mid Cap Portfolio, Class II

        This Fund seeks long-term growth of capital.

        ClearBridge Variable Small Cap Growth Portfolio, Class II

        This Fund seeks long-term growth of capital.

        Lord Abbett Series Fund, Inc.

        Fundamental Equity Portfolio, Value Class

        The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

        Calibrated Dividend Growth Portfolio, Value Class

        The Fund's investment objective is to seek current income and capital appreciation.

        Bond-Debenture Portfolio, Value Class

        The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

        Growth and Income Portfolio, Value Class

        The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

        Growth Opportunities Portfolio, Value Class

        The Fund's investment objective is capital appreciation.

        International Opportunities Portfolio, Value Class

        The Fund's investment objective is long-term capital appreciation.

        Classic Stock Portfolio, Value Class

        The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

        Mid-Cap Stock Portfolio, Value Class

        The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

        MFS® Variable Insurance Trust(2)

        MFS® Growth Series, Service Class Shares

        This Fund's investment objective is to seek capital appreciation.

        MFS® Investors Trust Series, Service Class Shares

        This Fund's investment objective is to seek capital appreciation.

        MFS® New Discovery Series, Service Class Shares

        This Fund's investment objective is to seek capital appreciation.

        MFS® Total Return Bond Series, Service Class Shares

        This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

        MFS® Research Series, Service Class Shares

        This Fund's investment objective is to seek capital appreciation.

        MFS® Total Return Series, Service Class Shares

        This Fund's investment objective is to seek total return.

        MFS® Utilities Series, Service Class Shares

        This Fund's investment objective is to seek total return.

        MFS® Value Series, Service Class Shares

        This Fund's investment objective is to seek capital appreciation.

        MFS® Variable Insurance Trust II(2)

        MFS® Massachusetts Investors Growth Stock Portfolio, Service Class Shares(3)

        This Fund's investment objective is to seek capital appreciation.

        Oppenheimer Variable Account Funds

        Capital Appreciation Fund/VA, Service Shares

        This Fund seeks capital appreciation.

        Global Fund/VA, Service Shares

        This Fund seeks capital appreciation.

        Main Street Fund/VA, Service Shares

        This Fund seeks capital appreciation.

        Discovery Mid Cap Growth Fund/VA, Service Shares

        This Fund seeks capital appreciation.

        Government Money Fund/VA

        This Fund seeks income consistent with stability of principal. You could lose money by investing in the Government Money Fund/VA. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield in the Sub-Account that invests in this Fund could be negative. If the yield in the Sub-Account becomes negative, Contract Value invested in the Sub-Account may decline.

        Global Strategic Income Fund/VA, Service Shares

        This Fund seeks total return.

        PIMCO Variable Insurance Trust

        Long-Term US Government Portfolio, Advisor Class

        This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, future contracts, or swap agreements.

        Low Duration Portfolio, Advisor Class

        This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The average portfolio duration of this Portfolio normally varies from one to three years based on Pacific Investment Management Company LLC's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.

        Real Return Portfolio, Advisor Class

        This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, future contracts or swap agreements.

        Short-Term Portfolio, Advisor Class

        This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The average portfolio duration of this Portfolio will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

        Total Return Portfolio, Advisor Class

        This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

        Royce Capital Fund

        Micro-Cap Fund, Service Class

        This Fund seeks long-term growth of capital and invests primarily in equity securities of micro-cap companies, those with market capitalizations of up to $1 billion.

        Small-Cap Fund, Service Class

        This Fund seeks long-term growth of capital and invests primarily in equity securities of small-cap companies, those with market capitalizations of up to $3 billion.

        Morgan Stanley Variable Insurance Fund, Inc.

        VIF Global Real Estate Portfolio, Class II (formerly UIF Global Real Estate Portfolio)

        Seeks current income and capital appreciation.

        (1) This Sub-Account is not available to Contracts purchased on or after November 2, 2009.

        (2) Effective February 2, 2015, Sub-Accounts investing in Funds of the MFS Variable Insurance Trust and the MFS Variable Insurance Trust II were closed to new investment. If you did not have Contract Value in, or allocation instructions including such a Sub-Account on that date, you may not allocate Purchase Payments or Contract Value to that Sub-Account. If you had Contract Value in, or allocation instructions that included such a Sub-Account on February 2, 2015, you may continue to allocate Purchase Payments and transfer Contract Value to that Sub-Account, but if you change your allocation instructions to terminate your investment in the Sub-Account, you may not allocate Purchase Payments and transfer Contract Value to the Sub-Account in the future.

        (3) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

        There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

        Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

        Selection of Funds

        We select the Funds offered through the Contracts based on several criteria, including the following:

          asset class coverage,
          the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition,
          performance,
          the capability and qualification of each investment firm, and whether our distributors are likely to recommend the Funds to Contract Owners.

        Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, See "Certain Payments We Receive with Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

        Asset Allocation Model Portfolios.  Four asset allocation models ("Model Portfolios") are available at no additional charge as Investment Options under your Contract.

        Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

        Pursuant to an agreement with Protective Life, Milliman Financial Risk Management LLC ("Milliman"), a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, provides consulting services to Protective Life regarding the composition and review of the Model Portfolios and is compensated by Protective Life for doing so. There is no investment advisory relationship between Milliman and Owners with respect to the Model Portfolios. In the future, Protective Life may modify or discontinue its arrangement with Milliman, in which case Protective Life may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models. Protective Life does not provide investment advisory services in making the Model Portfolios or any other service or feature available under the Contract.

        The selection of Investment Options in the Model Portfolios involves balancing a number of factors including, but not limited to, the investment objectives, policies and expenses of the Funds in each Model Portfolio, the overall historical performance and volatility of the Funds, and the marketability of individual Funds and Fund families. In addition, Protective Life considers the marketability of individual Funds and Fund families, as well as marketing support provided to Protective Life and the broker-dealers who sell the Contracts and administrative services and marketing support payments made by the Fund or its manager to Protective Life or Investment Distributors, Inc. ("IDI"). The receipt of greater administrative services or marketing support payments from certain Funds may present a conflict of interest for Protective Life.

        The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will provide written notice if the composition of a Model Portfolio changes, if there is a material change in our arrangement with Milliman, or if we cease offering asset allocation models altogether. We will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to our Administrative Office in writing.

        The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

          Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.
          Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.
          Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.
          Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

        Other Information about the Funds

        Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.

        Certain Payments We Receive with Regard to the Funds

        We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for services provided and expenses incurred by us (and our affiliates) in promoting, marketing, distributing, and administering the Contracts, and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

        12b-1 Fees.  We and our affiliate, IDI, the principal underwriter for the Contracts, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

        Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%
Paid to us:
Clayton Street Trust	0.25%
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS® Variable Insurance Trust	0.25%
MFS® Variable Insurance Trust II	0.25%
PIMCO Variable Insurance Trust	0.25%
Morgan Stanley Variable Insurance Funds, Inc.	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
Oppenheimer Variable Account Funds	0.25%

        Payments From Advisers and/or Distributors.  As of the date of this Prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds other than 12b-1 fees. These payments are not paid out of fund assets. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets other than 12b-1 fees. These payments are not paid out of Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.

        Other Payments.  A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

        For details about the compensation payments we make in connection with the sale of the Contracts, See "DISTRIBUTION OF THE CONTRACTS."

        Addition, Deletion or Substitution of Investments

        Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new Funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities. Because the plan fiduciary retains the right to select the investments in an employee benefit plan, when the fiduciary receives notice of an addition, deletion, or substitution of an investment (for example, either through this prospectus or a supplement to the prospectus), a plan fiduciary should consider whether the Contract will remain a prudent investment for the plan. If a plan fiduciary wishes to reject the change after receiving notice, it can do so by surrendering the Contract.

        Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

        If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires.

        DESCRIPTION OF THE CONTRACT

        The Contract

        The ProtectiveRewards II Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. In certain states we offer the Contract as a group contract to eligible persons who have established accounts with certain broker-dealers that have entered into a distribution agreement with Protective Life to offer the Contract. In those states we may also offer the Contract to members of other eligible groups. In all other states, we offer the Contract as an individual contract. If you purchase an interest in a group Contract, you will receive a certificate evidencing your ownership interest in the group Contract. Otherwise, you will receive an individual Contract. If you are issued a certificate, you also will receive a copy of the Contract, and you will be entitled to exercise all rights and privileges provided under the Contract without the consent of the group Contract holder. See "Parties to the Contract" below.

        Use of the Contract in Qualified Plans

        The Contract may be purchased on a non-qualified basis. The Contract may also be purchased for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Protective does not issue Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs (e.g., surrender charges) as they apply to your particular situation.

        Parties to the Contract

        Owner

        The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. In those states where the Contract is issued as a group contract, the term "Owner" refers to the holder of the certificate evidencing an interest in the group contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. Protective Life may accept instructions from one Owner on behalf of both Owners. Protective Life will only issue a Contract prior to each Owner's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit was selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owner's who are nonnatural persons, age restrictions do not apply to the Owner.

        The Owner of this Contract may be changed by Written Notice provided:

          each new Owner's 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Effective Date; and
          each new Owner's 95th birthday is on or after the Annuity Commencement Date.

        For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "TAXATION OF ANNUITIES IN GENERAL.") If you select the SecurePay rider or the Protective Income Manager rider, changing and/or adding Owners may result in termination of the rider. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

        Beneficiary

        The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of the Owner.

        Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

        Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

        If no Beneficiary designation is in effect or if no Beneficiary is living at the time of the Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

        Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. If you select the SecurePay rider or the Protective Income Manager rider, changing and/or adding Beneficiaries may result in termination of the rider. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

        Annuitant

        The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 86th birthday. If the Annuitant is not an Owner and dies prior to the Annuity Commencement Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

        The Owner may change the Annuitant by Written Notice prior to the Annuity Commencement Date. However, if any Owner is not a natural person, then the Annuitant may not be changed. The new Annuitant's 95th birthday must be on or after the Annuity Commencement Date in effect when the change of Annuitant is requested. If you select the Protective Income Manager rider, changing the Annuitant will result in termination of the rider. (See "PROTECTIVE INCOME MANAGER WITH RIGHTTIME OPTION.")

        Payee

        The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

        Issuance of a Contract

        To purchase a Contract, you must have submitted certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Protective Life has reserved the right to accept or decline a request to issue a Contract for any reason permitted or required by law. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

        If the necessary application information for a Contract accompanied the initial Purchase Payment, we allocated the initial Purchase Payment (less any applicable premium tax) to the Allocation Options as you directed on the appropriate form within two business days of receiving such Purchase Payment at the Administrative Office. If we did not receive the necessary application information, Protective Life retained the Purchase Payment for up to five business days while it attempted to complete the information. If the necessary application information was not complete after five business days, Protective Life informed the applicant of the reason for the delay and returned the initial Purchase Payment immediately unless the applicant specifically consented to Protective Life retaining it until the information was complete. Once the information was complete, we allocated the initial Purchase Payment to the appropriate Allocation Options within two business days.

        Purchase Payments

        We will only accept Purchase Payments before the earlier of the oldest Owner's and Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Commencement Date then in effect. The minimum initial Purchase Payment is $5,000 ($25,000 if you purchase the Protective Income Manager rider at issue). The minimum subsequent Purchase Payment is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment in our sole discretion. Under certain circumstances, we may be required by law to reject a Purchase Payment.

        If you select the SecurePay rider, you cannot make any Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. (See "SECUREPAY WITH RightTime OPTION.")

        Purchase Payments are payable at our Administrative Office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive your payment and a completed transaction service form at our Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any Purchase Payment received at our Administrative Office after the end of the Valuation Period on the next Valuation Day.

        The maximum aggregate Purchase Payment(s) that can be made without prior Administrative Office approval is currently $1,000,000.

        We reserve the right to change the maximum aggregate Purchase Payment(s) that we will accept at any time, and to condition acceptance of Purchase Payments over any established maximum amount upon prior approval by our Administrative Office and to impose conditions upon the acceptance of aggregate Purchase Payments greater than the established maximum, such as limiting the death benefit and lifetime income options that are available under your Contract. We also reserve the right to limit, suspend, or reject any Purchase Payment at any time. We may do so for all Contracts or only certain classes of Contracts. We would suspend, reject, and/or place limitations on the acceptance of initial and/or subsequent Purchase Payments in order to limit our exposure to the risks associated with offering the Contract or the riders under the Contract. We also reserve the right to limit the Investment Options to which you may direct Purchase Payments for the same reasons, because changes in our arrangements with a Fund, or the investment manager or distributor of a Fund, or because a Fund has or will become unavailable for purchase under the Contract. We will give written notice at least five (5) days before any changes to Purchase Payment limitations go into effect.

        If we exercise our right to suspend, reject, and/or place limitations on the acceptance and/or allocation of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments. This could also prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer-sponsored retirement plan. (See "QUALIFIED RETIREMENT PLANS."). Before you purchase this Contract and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject, or limit subsequent Purchase Payments at some point in the future. You should consult with your sales representative prior to purchase.

        Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Fixed Account. You may not elect the automatic purchase payment plan and the partial automatic withdrawal plan simultaneously. (See "Surrenders and Partial Surrenders".) Upon notification of the death of any Owner the Company will terminate deductions under the automatic purchase payment plan. The automatic purchase payment plan is not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime Option, any automatic purchase payment plan in effect will terminate on the Rider Effective Date. See "PROTECTIVE INCOME MANAGER WITH RIGHTTIME OPTION."

        We do not always receive your Purchase Payment or your application on the day you send it or give it to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

        Right to Cancel

        You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our Administrative Office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted under state law, Protective Life will refund the Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payment.

        For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Oppenheimer Government Money Fund/VA Sub-Account until the expiration of the right-to-cancel period. When we allocate your initial Purchase Payment (and any subsequent Purchase Payments) to the Oppenheimer Government Money Fund/VA Sub-Account for the right-to-cancel period, we will refund the greater of the Contract Value without any deductions for fees or charges or the Purchase Payment. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

        Allocation of Purchase Payments

        Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Allocation Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

        Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

        If you select the SecurePay rider or the Protective Income Manager rider, your options for allocating Purchase Payments will be restricted. You must allocate your Purchase Payments (and Contract Value) in accordance with our Allocation Guidelines and Restrictions. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

        Variable Account Value

        Sub-Account Value

        A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Effective Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Days prior to the Annuity Commencement Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account, any Contract Value transferred to the Sub-Account and any persistency reward allocated to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by partial surrenders (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

        The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.

        Determination of Accumulation Units

        Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Day as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

        Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

          surrenders and applicable surrender charges;
          partial surrenders and applicable surrender charges;
          partial automatic withdrawals;
          transfer from a Sub-Account and any applicable transfer fee;
          payment of a death benefit claim;
          application of the Contract Value to an Annuity Option; and
          deduction of the monthly death benefit fee, the monthly SecurePay fee, the monthly Protective Income Manager fee, and the annual contract maintenance fee.

        Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. Accumulation Units associated with the monthly death benefit fee, the monthly SecurePay fee, the monthly Protective Income Manager fee, and the annual contract maintenance fee are canceled without notice or instruction.

        Determination of Accumulation Unit Value

        The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Day is the Accumulation Unit value for that class at the end of the previous Valuation Day times the net investment factor.

        Net Investment Factor

        The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

          is the result of:
            the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.
          is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.
          is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

        Persistency Reward (for Contracts purchased before May 1, 2010)

        For Contracts purchased before May 1, 2010, beginning on the eighth Contract Anniversary and continuing on each Contract Anniversary thereafter until the Annuity Commencement Date, we will add a persistency reward of 0.25% of your Contract Value to your Contract Value. If you purchased your Contract on or after May 1, 2005 but prior to November 1, 2007 and your initial Purchase Payment was $250,000 or more, the persistency reward will begin with the first Contract Anniversary. We will apply the reward in the next valuation period after your Contract Anniversary. We will allocate the reward to the Allocation Options according to your Purchase Payment allocation instructions in effect when we apply the reward. Once we credit the reward to your Contract Value, it is yours to keep. We will not take back the reward. When we receive Due Proof of the Death of the Owner at our Administrative Office, the persistency reward will cease, except where the deceased Owner's surviving spouse is the sole Beneficiary and elects to continue the Contract and become the new Owner, in lieu of receiving the Death Benefit.

        There is no specific charge for providing the reward. We pay for the reward from our surplus, which reflects revenues from multiple sources, including the annual contract maintenance fee, the mortality and expense risk charge, the administration charge, the surrender charges and the death benefit fee. These fees and charges are expected to produce a profit or return to our surplus in addition to covering the cost of issuing and administering the Contract.

        Contracts purchased on or after May 1, 2005 but before May 1, 2006 offered a persistency reward equal to 0.40% of your Contract Value.

        For Contracts purchased prior to May 1, 2005, the persistency reward varies, depending on the Contract Anniversary. On the eighth Contract Anniversary, we will add 2.0% of your Variable Account value. On the 9th through the 15th Contract Anniversaries, we will add 0.20% of your Variable Account value, and thereafter we will add 0.40% of your Variable Account value on Contract Anniversaries. The persistency reward will not begin until the eighth Contract Anniversary, regardless of the amount of your initial Purchase Payment.

        The reward is not a waiver or reduction of any Contract fees and charges, though it has a similar effect on Contract Value and is reflected in this manner in the expense example for Contracts purchased before May 1, 2005. See Example of Charges following the Fee and Expenses table.

        Transfers

        Before the Annuity Commencement Date, you may instruct us to transfer Contract Value between and among the Allocation Options. When we receive your transfer instructions on a completed transaction service form at our Administrative Office, we will allocate the Contract Value you transfer at the next price determined for the Allocation Options you indicate. Prices for the Allocation Options are determined as of the end of each Valuation Period, which is the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). Accordingly, transfer requests received in "good order" at our Administrative Office before the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the day the requests are received; transfer requests received at our Administrative Office after the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the next day on which the New York Stock Exchange is open for regular trading. A transfer request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See "SUSPENSION OR DELAY IN PAYMENTS.") There are limitations on transfers, which are described below.

        After the Annuity Commencement Date, when Variable Income Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or between the Guaranteed Account and any Sub-Account.

        If you select the SecurePay rider or the Protective Income Manager rider, your options for transferring Contract Value will be restricted. You must transfer Contract Value in accordance with our Allocation Guidelines and Restrictions. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

        In the event of the Owner’s death, all automatic transfers under the Contract, such as dollar cost averaging, portfolio rebalancing, and Allocation Adjustment will cease upon our receipt of Due Proof of Death at our Administrative Office. A surviving spouse who elects to continue the Contract as the new Owner may decide to participate in either dollar cost averaging or portfolio balancing, or both, subject to the terms and conditions set forth in the prospectus. A surviving spouse who continues the Contract may also elect the SecurePay FX rider, provided (1) he or she meets the conditions for eligibility at that time and (2) participates in the Allocation Adjustment Program. Any Beneficiary who elects a Death Benefit payment option that provides for the payment of Death Benefit proceeds either over the lifetime of the Beneficiary or within 5 years of the Owner’s death may transfer Contract Value among the Sub-Accounts and participate in portfolio rebalancing. Because that Beneficiary may not make additional premium payments, however, the Beneficiary may not participate in dollar cost averaging. See “DEATH BENEFIT-Payment of the Death Benefit.”

        How to Request Transfers

        Owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

        Reliability of Communications Systems

        The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can request your transaction by writing to us.

        Limitations on Transfers

        We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) with prior notice for any Contract or class of Contracts at any time for any reason.

        Minimum amounts.  You must transfer at least $100 each time you make a transfer. If the entire amount in the Allocation Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Allocation Option after a transfer, then we may transfer the entire amount out of that Allocation Option instead of the requested amount.

        Number of transfers.  Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year and we also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. The transfer fee will not exceed $25 per transfer. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. We will deduct any transfer fee from the amount being transferred. (See "CHARGES AND DEDUCTIONS, Transfer Fee.")

        Limitations on transfers involving the Guaranteed Account.  No amounts may be transferred into a DCA Fixed Account. No amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Guaranteed Account to the Variable Account, it may take several years to do so. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.

        Limitations on frequent transfers, including "market timing" transfers.  Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

        When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

          Increased brokerage, trading and transaction costs;
          Disruption of planned investment strategies;
          Forced and unplanned liquidation and portfolio turnover;
          Lost opportunity costs; and
          Large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

        In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account. We discourage frequent transfers of Contract Value between Sub-Accounts.

        We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

        When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

        In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

        Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

        We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

        Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

        Dollar Cost Averaging

        Before the Annuity Commencement Date, you may instruct us by Written Notice to transfer automatically on a monthly basis, amounts from a DCA fixed account to any Sub-Account of the Variable Account. If you purchased your Contract before May 1, 2006 you also have the option of making these transfers on a quarterly basis. This is known as the "dollar-cost averaging" method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

        You may make dollar cost averaging transfers on the 1st through the 28th day of each month. The minimum period for dollar cost averaging transfers from the Fixed Account is twelve months. In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

        There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to restrict the Sub-Accounts into which you may transfer amounts from a DCA Fixed Account or discontinue dollar cost averaging upon written notice to the Owner.

        Any Purchase Payment allocated to a DCA Fixed Account must include instructions regarding the period of the dollar cost averaging transfers, and the Sub-Accounts into which the transfers are to be made. Currently, the maximum period for dollar cost averaging from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months. Dollar cost averaging transfers may be made monthly or, if your Contract was purchased before May 1, 2006, quarterly. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Fixed Account.

        The periodic amount transferred from a DCA Fixed Account will be equal to the Purchase Payment allocated to the DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. Interest credited will be transferred from the DCA Fixed Account after the last dollar cost averaging transfer. We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Fixed Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Fixed Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Fixed Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time. Dollar cost averaging transfers cease upon our receipt of Due Proof of Death of the Owner at our Administrative Office. Any remaining balance designated for dollar cost averaging transfers will be automatically transferred to the Sub-Accounts according to the Owner's current dollar cost averaging instructions.

        The interest rates on the DCA Fixed Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Fixed Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Fixed Account for the full period.

        If you select the SecurePay rider or the Protective Income Manager rider, you may allocate your Purchase Payments to a DCA Fixed Account. Your dollar-cost averaging transfers from the DCA Fixed Account must be allocated, however, in accordance with our Allocation Guidelines and Restrictions. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

        Portfolio Rebalancing

        Prior to the Annuity Commencement Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

        You may elect portfolio rebalancing to occur on the 1st through the 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Portfolio rebalancing ceases when we receive Due Proof of Death of the Owner at our Administrative Office. The Contract Value will remain in the Investment Options as of the date we receive Due Proof of Death of the Owner. A surviving spouse who elects to continue the Contract and become the new Owner, or any Beneficiary who elects to receive payment of the Death Benefit over their lifetime or within 5 years of the Owner’s death, may provide us with new Contract Allocation instructions. See, ”DEATH BENEFIT – Payment of the Death Benefit”.

        There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner at any time for any reason.

        Surrenders and Partial Surrenders

        At any time before the Annuity Commencement Date, you may request a full or partial surrender from your Contract. Federal and state income taxes may apply to a full or partial surrender (including withdrawals made under the SecurePay rider or the Protective Income Manager rider), and a 10% federal penalty tax may apply if the full or partial surrender occurs before the Owner reaches age 59-1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Partial and Full Surrenders.") A surrender value may be available under certain Annuity Options. (See "ANNUITY PAYMENTS.") In accordance with SEC regulations, full and partial surrenders are payable within 7 calendar days of our receiving your request in "good order" at our Administrative Office. (See "SUSPENSION OR DELAY IN PAYMENTS.") A full or partial surrender request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

        Full Surrender

        At any time before the Annuity Commencement Date, you may request a full surrender of your Contract for its surrender value. To surrender your Contract, you must return the Contract to us and make your surrender request either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for full surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a full surrender by facsimile or change the requirements for your ability to request a full surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum.

        Partial Surrender

        At any time before the Annuity Commencement Date, you may request a partial surrender of your Contract Value provided the Contract Value remaining after the partial surrender is at least $5,000. If you request a partial surrender that would reduce your Contract Value below $5,000, then we will consider your request to be not in good order and we will notify you that we will not process your request. Throughout this prospectus we may refer to a partial surrender of your Contract Value as a "withdrawal" from your Contract. Please note that if you select the SecurePay rider or the Protective Income Manager rider special withdrawal rules apply (especially on or after the Benefit Election Date for the SecurePay rider). (See "GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

        You may request a partial surrender by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a partial surrender by telephone. Partial surrenders requested by telephone or facsimile are subject to limitations. Currently we accept requests for partial surrenders by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of $50,000. For partial surrenders of Contract Value exceeding 25% of the Contract Value and/or $50,000 we will only accept partial surrender requests by Written Notice. We may eliminate your ability to make partial surrenders by telephone or facsimile or change the requirements for your ability to make partial surrenders by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

        We will withdraw the amount of your partial surrender from the Contract Value as of the end of the Valuation Period during which we receive your request for the partial surrender at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any partial surrender request received at our Administrative Office after the end of the Valuation Period on the next Valuation Day. The amount we will pay you upon a partial surrender is equal to the Contract Value surrendered minus any applicable surrender charge and any applicable premium tax.

        You may specify the amount of the partial surrender to be made from any Allocation Option. If you do not so specify, or if the amount in the designated Allocation Option(s) is inadequate to comply with the request, the partial surrender will be made from each Allocation Option based on the proportion that the value of each Allocation Option bears to the total Contract Value.

        Signature Guarantees

        Signature guarantees are required for withdrawals or surrenders of $50,000 or more.

        Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

        An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

        A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

        Surrender Value

        The surrender value of any surrender or partial surrender request is equal to the Contract Value minus any applicable surrender charge, contract maintenance fee and premium tax. The amount we will pay you if you request a partial surrender depends on whether you request a "gross" withdrawal or a "net" withdrawal. For a "gross" withdrawal, this amount is equal to the Contract Value withdrawn minus any applicable surrender charge and premium tax. For a "net" withdrawal, this amount is equal to the Contract Value withdrawn less any premium tax (we will deduct the surrender charge from your remaining Contract Value after we process the partial surrender). (See "CHARGES AND DEDUCTIONS, Surrender Charge.") We will determine the surrender value as of the end of the Valuation Period during which we receive your request in "good order" at our Administrative Office. A surrender request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange. We will process any surrender request received at our Administrative Office after the end of the Valuation Period on the next Valuation Day.

        Cancellation of Accumulation Units

        Surrenders and partial surrenders, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

        Surrender and Partial Surrender Restrictions

        The Owner's right to make surrenders and partial surrenders is subject to any restrictions imposed by applicable law or employee benefit plan.

        There are certain restrictions on surrenders and partial surrenders of Contracts used as funding vehicles for Code Section 403(b) retirement plans. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of:

          contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
          earnings on those contributions; and
          earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

        These amounts can be paid only if the employee has reached age 59-1/2, had a severance from employment, has become disabled, in the case of hardship, or if the amount is a qualified reservist distribution under Section 72(t)(2)(G) of the Code. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. In addition, in the case of contracts issued on or after January 1, 2009, a Section 403(b) contract is permitted to distribute retirement benefits (other than those attributable to salary reduction contributions) to a participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. (These limitations on withdrawals and distributions do not apply to the extent the Company is directed to transfer some or all of the Contract Value to the issuer of another Section 403(b) annuity contract or into a Section 403(b)(7) custodial account.)

        In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

        Partial Automatic Withdrawals

        Currently, we offer a partial automatic withdrawal plan. This plan allows you to pre-authorize periodic partial surrenders prior to the Annuity Commencement Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will only be made by electronic fund transfer. In order to participate in the plan you must have:

          made an initial Purchase Payment of at least $5,000; or
          a Contract Value as of the previous Contract Anniversary of at least $5,000.

        The partial automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments".) There may be federal and state income tax consequences to partial automatic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59-1/2. You should consult your tax advisor before participating in any withdrawal program. (See "Taxation of Partial and Full Surrenders".)

        When you elect the partial automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Partial automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the "penalty-free withdrawal amount" described in the "Surrender Charge" section of this prospectus, we will deduct a surrender charge where applicable. (See "Surrender Charge.") Partial automatic withdrawals will be taken pro-rata from the Allocation Options in proportion to the value each Allocation Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

        If any partial automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the partial automatic withdrawal plan will terminate. Once partial automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. The partial automatic withdrawal plan may be discontinued by the Owner at any time by Written Notice. Upon receipt of Due Proof of Death of an Owner at our Administrative Office, we will terminate the partial automatic withdrawal plan.

        There is no charge for the partial automatic withdrawal plan. We reserve the right to discontinue the partial automatic withdrawal plan upon Written Notice to you. If you select the SecurePay rider under your Contract, any partial automatic withdrawal plan in effect will terminate on the Benefit Election Date. The partial automatic withdrawal plan is not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime Option, any partial automatic withdrawal plan in effect will terminate on the Rider Effective Date. (See "Guaranteed Lifetime Withdrawal Benefits.")

        THE GUARANTEED ACCOUNT

        The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

        The Guaranteed Account consists of the Fixed Account and the DCA Fixed Accounts. The Fixed Account and certain DCA Fixed Accounts may not be available in all states. Further, we may not always offer the Fixed Account or the DCA Fixed Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Fixed Accounts in your state at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account or any DCA Fixed Accounts are available in your Contract.

        From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Fixed Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates. The current interest rate for each account in the Guaranteed Account is available on our website (www.protective.com) or by calling toll-free 1-800-456-6330.

        Our General Account

        The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Fixed Account.

        The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Fixed Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, the SecurePay rider, or the Protective Income Manager rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

        We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP).

        Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

        You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

        The Fixed Account

        You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. If you elect the SecurePay rider or the Protective Income Manager rider, you may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account. (See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS.") Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See "Transfers.")

        The interest rates we apply to Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

        The DCA Fixed Accounts

        DCA Fixed Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See "Transfers, Dollar Cost Averaging.") We currently offer two DCA Fixed Accounts. The maximum period for dollar cost averaging transfers from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months.

        The DCA Fixed Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Fixed Account when that DCA Fixed Account value is greater than $0, and all funds must be transferred from a DCA Fixed Account before allocating a Purchase Payment to that DCA Fixed Account. In Oregon, only your initial Purchase Payment may be allocated to a DCAFixed Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Fixed Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a DCA Fixed Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Fixed Account.

        Guaranteed Account Value

        Any time prior to the Annuity Commencement Date, the Guaranteed Account value is equal to the sum of:

          Purchase Payments allocated to the Guaranteed Account; plus amounts transferred into the Guaranteed Account; plus
          any persistency reward allocated to the Guaranteed Account; plus interest credited to the Guaranteed Account; minus
          amounts transferred out of the Guaranteed Account including any transfer fee; minus the amount of any surrenders removed from the Guaranteed Account, including any premium tax and surrender charges; minus fees deducted from the Guaranteed Account, including the monthly death benefit fee and the annual contract maintenance fee.

        For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

        DEATH BENEFIT

        If any Owner dies before the Annuity Commencement Date and while the Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Commencement Date.

        We will determine the death benefit as of the end of the Valuation Period during which we receive at our Administrative Office Due Proof of Death of the Owner, either by certified death certificate or by judicial order from a court of competent jurisdiction or similar tribunal. Valuation Periods end at the close of regular trading on the New York Stock Exchange. If we receive Due Proof of Death after the end of the Valuation Period, we will determine the death benefit on the next Valuation Day. Only one death benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and non-Qualified Contracts, but there are some differences in the rules that apply to each.

        The death benefit provisions of the Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

        Please note that any death benefit payment we make in excess of the Variable Account value is subject to our financial strength and claims paying ability.

        Payment of the Death Benefit

        The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate.

        If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death of the Owner, and the entire Contract Value must be distributed under one of the following options:

          the entire Contract Value must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or, the entire Contract Value must be distributed within 5 years of the Owner's death.

        If no option is elected, we will distribute the entire Contract Value within 5 years of the Owner's death.

        If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which the Beneficiary wishes to receive his or her portion of the death benefit, and the value of each Beneficiary's portion of the claim is established as of date we receive that Beneficiary's claim. Until the death benefit is fully distributed, however, the undistributed portion of the death benefit will remain invested in accordance with the Owner's allocation instructions. Accordingly, if we do not receive instructions in Good Order from the Beneficiary (or Beneficiaries) to make an immediate distribution or transfer all or part of the Beneficiary's portion of the death benefit to the Fixed Account, the value of the portion of the death benefit that remains invested in the Sub-Accounts will be subject the investment performance of the underlying Funds, and may increase or decrease in value.

        Automatic Transfers Upon the Death of the Owner. In the event of the Owner's death, all automatic transfers under the Contract, such as dollar cost averaging, portfolio rebalancing, and Allocation Adjustment will cease upon receipt of Due Proof of Death of the Owner at our Administrative Office. A surviving spouse who elects to continue the Contract and become the new Owner may elect to participate in the dollar cost averaging or portfolio rebalancing program, subject to the requirements governing those programs described in this Prospectus. If the new Owner elects the SecurePay rider, they will be required to participate in the Allocation Adjustment program. Any Beneficiary who elects to receive payment of the Death Benefit over their lifetime or within 5 years of the Owner’s death, may elect to participate in the portfolio rebalancing program, subject to the requirements governing that program described in this Prospectus. See,”DEATH BENEFIT – Payment of the Death Benefit.”

        Continuation of the Contract by a Surviving Spouse

        In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the deceased Owner's spouse is the sole Beneficiary, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner. This election is only available, however, if:

          the surviving spouse's age on the Effective Date would not have prevented her or his purchase of the Contract on that date;
          the surviving spouse's age on either the Effective Date or any date prior to the date on which we accept the request for continuation, would not have prevented the purchase of any optional benefit associated with the Contract on the requested continuation date; and
          the Maximum Annuity Date on the requested continuation date is on or after the Annuity Commencement Date in effect on the deceased spouse's date of death, unless we agree otherwise.

        The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received Due Proof of Death. The death benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death and must be distributed to the new Beneficiary according to option (1) or (2) described above under "Payment of the Death Benefit."

        A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

        The rights of a Beneficiary under an annuity contract depend in part upon whether the Beneficiary is recognized as a “spouse” under federal tax law. A Beneficiary who is recognized as a spouse is treated more favorably than a Beneficiary who is not a spouse for federal tax purposes. Specifically, a Beneficiary who is the spouse of the deceased Owner may continue the Contract and become the new Owner, as described above. In contrast, a Beneficiary who is not recognized as a spouse of the deceased Owner must surrender the Contract within 5 years of the Owner’s death, or take distributions from the Contract over the Beneficiary’s life or life expectancy, beginning within one year of the deceased Owner’s death.

        U.S. Treasury Department regulations provide that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

        If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.

        Whether a Beneficiary continues the Contract as a spouse could also affect the rights and benefits under the Guaranteed Lifetime Withdrawal Benefit riders. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SECUREPAY") WITH RIGHTTIME OPTION.") If state law affords legal recognition to domestic partnerships or civil unions, the riders will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the riders. However, as described above, for federal tax law purposes such individuals are not treated as “spouses.” As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the riders’ benefit while the surviving Beneficiary is still alive.

        In addition, if the rider allows the surviving spouse of a deceased Owner who continues the Contract and becomes the new Owner to either continue the rider or purchase a new rider (depending on the date of death and whether the rider provides single or joint life coverage), this right is only available to an individual who was the spouse of the deceased Owner within the meaning of federal tax law because only such a spouse is eligible to continue the Contract under federal tax law.

        An individual who is a party to a civil union or a domestic partnership should not purchase a Guaranteed Lifetime Withdrawal Benefit rider before consulting legal and financial advisors and carefully evaluating whether the Guaranteed Lifetime Withdrawal Benefit rider is suitable for his or her needs.

        Selecting a death benefit

        At the time you apply for your Contract, you must determine the type of death benefit you want. You may not change your selection after your Contract is issued. If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. See "Protective Income Manager With RightTime Option." If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "Protective Income Manager With RightTime Option.")

        Contracts issued on or after December 1, 2008.  We offer two different death benefits: (1) the Return of Purchase Payments Death Benefit and (2) the Maximum Anniversary Value Death Benefit. The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the optional Maximum Anniversary Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Effective Date of the Contract. If you choose the optional Maximum Anniversary Value Death Benefit, you must indicate that you would like this optional death benefit when you apply for your Contract. You may not change your selection after your Contract is issued.

        Contracts issued before December 1, 2008.  We offer three different death benefits: (1) the Contract Value Death Benefit; (2) the Return of Purchase Payments Death Benefit; and (3) the Maximum Anniversary Value Death Benefit. There is no charge for the Contract Value Death Benefit, but there is a monthly fee for the Return of Purchase Payment Death Benefit and the Maximum Anniversary Value Death Benefit. You may not change your selection after your Contract is issued. (See "Charges and Deductions, Death Benefit Fee.")

        Before choosing an optional death benefit, you should consult a qualified financial adviser to help you carefully consider the relative costs, benefits and risks of the fee options in your particular situation.

        Contract Value Death Benefit (only Available With Contracts Issued Before December 1, 2008)

        The death benefit will equal the Contract Value.

        Return of Purchase Payments Death Benefit

        The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each partial surrender (including a partial surrender made under the SecurePay rider); provided however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each partial surrender in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the partial surrender, the downward adjustment to the death benefit will be larger than the amount surrendered. See Appendix A for an example of the calculation of the Return of Purchase Payments Death Benefit.

        Suspension of Return of Purchase Payments Death Benefit.  For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period for Contracts issued before December 1, 2008. During the one-year suspension period, we will continue to calculate the Return of Purchase Payments Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. This means if death occurs after the one-year period has ended, we will include Purchase Payments received and partial surrenders made during the one-year suspension when calculating the Return of Purchase Payments Death Benefit.

        Maximum Anniversary Value Death Benefit (previously called the Annual Ratchet Death Benefit for Contracts purchased before May 1, 2005)

        If you select the Maximum Anniversary Value Death Benefit, you cannot purchase the Protective Income Manager rider.

        We will determine an anniversary value for each Contract Anniversary occurring before the earlier of the older Owner's 80th birthday or the deceased Owner's date of death. Each anniversary value is equal to the sum of:

          the Contract Value on that Contract Anniversary; plus
          all Purchase Payments since that Contract Anniversary; minus an adjustment for each partial surrender (including a partial surrender made under the SecurePay rider) since that Contract Anniversary.

        The adjustment for each partial surrender since the relevant Contract Anniversary is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of the surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the value of the Maximum Anniversary Value Death Benefit is greater than the Contract Value at the time of the partial surrender, the downward adjustment to the death benefit will be larger than the amount surrendered.

        The Maximum Anniversary Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each partial surrender; or (3) the greatest anniversary value attained prior to the older Owner's 80th birthday; provided however, that the Maximum Anniversary Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each partial surrender in item (2) is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. See Appendix A for an example of the calculation of the Maximum Anniversary Value Death Benefit.

        It is possible that, at the time of an Owner's death, the Maximum Anniversary Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Anniversary Value Death Benefit before you decide whether the Maximum Anniversary Value Death Benefit is right for you.

        Suspension of Maximum Anniversary Value Death Benefit.  For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Anniversary Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. This means if death occurs after the one-year period has ended, we will include the Contract Value on the Contract Anniversary occurring during the one-year suspension as well as Purchase Payments received and partial surrenders made during the one-year suspension when calculating the Maximum Anniversary Value Death Benefit.

        Death Benefit Fee

        We assess a fee for the Maximum Anniversary Value Death Benefit (and, for Contracts issued before December 1, 2008, the Return of Purchase Payments Death Benefit). If you select the Maximum Anniversary Value Death Benefit (or, for Contracts issued before December 1, 2008, the Return of Purchase Payments Death Benefit), you must pay a fee ("the CoverPay Fee") based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See "Charges and Deductions, Death Benefit Fee.") It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "Federal Tax Matters.")

        Contracts issued before October 1, 2011 had the option of electing either the CoverPay Fee or the ValuPay Fee. See Appendix M for more information regarding the ValuPay Fee.

        Escheatment of Death Benefit

        Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract's annuity commencement date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

        GUARANTEED LIFETIME WITHDRAWAL BENEFITS

        If you are concerned that poor investment performance or market volatility in the Sub-Accounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge two optional guaranteed lifetime withdrawal benefit riders — the SecurePay rider and the Protective Income Manager rider. Under these riders, we guarantee the right to make withdrawals each Contract Year for life (subject to certain conditions) — even if your Contract Value declines, or reduces to zero, due to poor market performance.

        There are differences between these riders in the features and guarantees they provide. For example, the riders provide different methods in calculating the amount that may be withdrawn each year, identify different transactions that may impact this calculation or that may terminate the rider, and impose different fees. In addition, the purchase of one rider will impact the availability of the other, as you may not purchase both the SecurePay rider and the Protective Income Manager rider. And, if you purchase one rider and it later terminates, you may not then purchase the other rider. Before you select either rider, you should carefully compare both and consult your sales representative to determine which rider (if either) better suits your needs.

        The primary distinctions between the SecurePay rider and the Protective Income Manager rider are as follows:

	SecurePay Rider	Protective Income Manager Rider (patent pending)
Rider Objective

        To make available an annual withdrawal amount that is guaranteed for life if Contract Value is reduced to zero, but withdrawals are not designed to deplete Contract Value.

        This rider may be more appropriate for you if you are concerned that you might outlive your Contract Value, and you care about providing a death benefit to your heirs.

        To make available an annual withdrawal amount that is designed to deplete Contract Value by age 95, and then provide lifetime payments.

        This rider may be more appropriate for you if your primary objective is to receive a stream of income now, and you are less concerned about providing a death benefit to your heirs. But, see "Protective Income Manager With RightTime Option — Selecting Your Coverage Option" if joint life coverage is desired and there is a significant age difference between you and your spouse because the rider may not be appropriate for you.

Death Benefit

        The Maximum Anniversary Value Death Benefit and the Return of Purchase Payments Death Benefit are available.

        The death benefit value may remain higher than under the Protective Income Manager rider because withdrawal amounts will likely be lower and therefore will reduce the death benefit more slowly.

        Only the Return of Purchase Payments Death Benefit is available.

        Because the rider is designed to deplete Contract Value over time, higher periodic withdrawals may more quickly reduce the death benefit value than if the SecurePay rider is elected.

Withdrawal Amount

        Annual Withdrawal Amount is calculated as a percentage of the Benefit Base. May increase for certain medical conditions or confinement to a nursing home.

        The rider is designed to provide lower, consistent withdrawal amounts each year than those provided under the Protective Income Manager rider.

        Optimal Withdrawal Amount is calculated as a percentage of the Contract Value.

        The rider is designed to provide higher, fluctuating withdrawal amounts each year, with the intent of depleting the Contract Value by age 95.

Investment Allocation Guidelines and Restrictions

        You must allocate Purchase Payments and Contract Value in accordance with: (1) Allocation by Investment Category guidelines; or (2) an eligible Benefit Allocation Model Portfolio. You may not make Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first.

        You must allocate Purchase Payments and Contract Value in accordance with: (1) Allocation by Investment Category guidelines; or (2) an eligible Benefit Allocation Model Portfolio. Also, you must participate in the Allocation Adjustment.

        You may not make Purchase Payments more than 120 days after the Protective Income Manager rider is issued.

Fee (for rider as currently offered)	0.95% maximum, 0.80% current (at time of Contract purchase) 0.95% maximum, 0.90% current (purchase under RightTime option) Fees are higher if the SecurePay R72 Benefit is selected.	2.00% maximum, 1.00% current (at time of Contract purchase) 2.20% maximum, 1.10% current (purchase under RightTime option)
Eligibility

        You must be no older than 85 (75 if the Maximum Anniversary Value Death Benefit is selected) to elect the rider, and withdrawals under the rider may not begin until age 59-1/2. You must be 55 or older to select the SecurePay R72 Benefit.

You must be between the ages of 60 and 80 to elect the rider. Your minimum initial Purchase Payment (or Contract Value, if purchased under RightTime option) must be $25,000.
Other

        Under Single Life Coverage, the surviving spouse may immediately purchase a new rider (if available) following the death of the Covered Person.

        If the rider terminates, you may purchase a new rider after 5 years

Under Single Life Coverage, the surviving spouse may not purchase a new rider following the death of the Covered Person. If the rider terminates, a new rider may not be purchased.

        Please note that any amounts in excess of the Variable Account value that we make available through withdrawals, lifetime payments, or guaranteed values under these riders are subject to our financial strength and claims-paying ability.

        SECUREPAY RIDER WITH RightTime OPTION

        The SecurePay rider is not available with Contracts purchased before May 1, 2007.

        In general, SecurePay guarantees the right to make withdrawals ("SecurePay Withdrawals") based upon the value of a guaranteed lifetime withdrawal benefit base ("Benefit Base") that will remain fixed if your Contract Value has declined due to poor market performance.

        Under the SecurePay rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make SecurePay Withdrawals each Contract Year up to a specified amount — the Annual Withdrawal Amount ("AWA") — during the life of the Covered Person(s). Annual aggregate withdrawals that exceed the AWA will result in a reduction of Rider benefits (and may even significantly reduce or eliminate such benefits) because we will reduce the Benefit Base and corresponding AWA. SecurePay Withdrawals are guaranteed, even if the Contract Value falls to zero after the Benefit Election Date (which is the earliest date you may begin taking SecurePay Withdrawals), if you satisfy the SecurePay rider requirements.

        You may purchase the SecurePay rider when you purchase your Contract, or at a later date under our RightTime option, provided you satisfy the rider's age requirements. See "Purchasing the Optional SecurePay Rider."

        For an increased SecurePay Fee, we also offer an optional SecurePay feature that you may select when you purchase the SecurePay rider — the SecurePay R72 Benefit. This benefit is designed to provide for potential increases in your Benefit Base of up to 7.2% each Contract Anniversary during a specified period, even if your Contract Value has not increased. The SecurePay R72 Benefit is only available if you purchase the SecurePay rider on or after the youngest Owner's 55th birthday (or, in the case of a Qualified Contract, the Annuitant's 55th birthday). This feature will terminate when the SecurePay rider terminates (if not sooner). It may not be selected after purchase of the SecurePay rider or canceled once we have issued the rider. If you select this benefit, all of the terms and conditions of the SecurePay rider will apply in addition to the specific terms and conditions of the SecurePay R72 Benefit. This benefit may not be available in all states, and we may otherwise limit its availability. See "SecurePay R72 Benefit" below.

        Special Note Regarding the Availability of the SecurePay GMAB: Effective May 1, 2009, the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB) is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime option. For information on the SecurePay GMAB, please see APPENDIX F: THE SECUREPAY GMAB (NOT AVAILABLE ON OR AFTER MAY 1, 2009).

        SecurePay does not guarantee Contract Value or the performance of any Investment Option.

        Important Considerations

          If you purchase SecurePay, your options for allocating Purchase Payments and Contract Value are restricted. See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS."
          Any Purchase Payments received before May 20, 2016, and more than two years after the date the SecurePay rider is issued (the "Rider Effective Date") were included in Contract Value but not included in the calculation of the Benefit Base (described below).
          On or after May 20, 2016, you may not make additional Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. In most cases, if the Company receives a Purchase Payment two years or more after the Rider Issue Date or on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract, however, you will be given the option of purchasing a new contract. These restrictions could prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer sponsored retirement plan or IRA. Accordingly, you should consider whether the rider is appropriate for you. (See “QUALIFIED RETIREMENT PLANS.”)
          Any change in a Covered Person following the Benefit Election Date (the "Benefit Period"), other than a spousal continuation under a Joint Life Coverage Option, will cause the rider to terminate without any refund of SecurePay Fees.
          You may not begin taking SecurePay Withdrawals until the Covered Person (or the younger Covered Person in the case of a Joint Life Coverage option) is age 59-1/2 or older.
          On the Benefit Election Date, we will cancel any existing partial automatic withdrawal plan that you have established.
          The SecurePay rider may not be available in all states, and we may otherwise limit its availability.

        The ways to purchase SecurePay, conditions for continuation of the benefit, process for beginning SecurePay Withdrawals, and the manner in which your AWA is calculated are discussed below.

        You should not purchase SecurePay if:

          you expect to take annual withdrawals on or after the Benefit Election Date in excess of the AWA ("Excess Withdrawals") because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (See "Calculating the Benefit Base On or After the Benefit Election Date, Excess Withdrawals"); or
          you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than building a Benefit Base that will provide guaranteed withdrawals; or
          there is a significant age disparity between the two Covered Persons; or
          you do not expect to take SecurePay Withdrawals (especially before the age of 95).

        Appendix E demonstrates the operation of the SecurePay rider (with and without the SecurePay R72 Benefit) using hypothetical examples. You should review Appendix E and consult your sales representative to discuss whether SecurePay suits your needs.

        Purchasing the Optional SecurePay Rider

        You may purchase the SecurePay Rider when you purchase your Contract. Or, if the rider is still available for sale, you may exercise the RightTime option to add it to your Contract any time before the Owner (or older Owner's) 86th birthday or the Annuity Commencement Date, if earlier. For riders purchased with the SecurePay R72 Benefit, the youngest Owner must be age 55 or older on the Rider Effective Date. Where the Owner is a corporation, partnership, company, trust, or other non-natural person, eligibility is determined by the age of the Annuitant. If you purchase the rider under the RightTime option, the rider will be subject to the terms and conditions of the SecurePay rider in effect at the time it is issued.

        Important Considerations:

          You will begin paying the SecurePay Fee as of the Rider Effective Date, even if you do not begin taking SecurePay Withdrawals for many years.
          You may not cancel the SecurePay rider during the ten years following the Rider Effective Date.
          We do not refund any SecurePay Fees if the rider terminates for any reason or if you choose not to take SecurePay Withdrawals after the Benefit Election Date.
          You must comply with our Allocation Guidelines and Restrictions after the Rider Effective Date (see "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits").
          Prior to the Benefit Election Date, you may take partial surrenders according to the terms of your Contract but partial surrenders will proportionally reduce the Benefit Base, and ultimately the value of the SecurePay Withdrawals available to you.
          You must submit a SecurePay Benefit Election Form to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Partial surrenders taken before the Benefit Election Date are not SecurePay Withdrawals.

        The timing of the SecurePay rider purchase may have a significant impact on the value of the Benefit Base. For example, there are certain advantages to purchasing the SecurePay rider early:

          We begin reviewing SecurePay Anniversary Values (described below) on the Contract Anniversary following the Rider Effective Date. This means that the earlier you purchase the SecurePay rider, the longer the period of time during which the Benefit Base may increase due to favorable Sub-Account performance. Anniversary Values occurring prior to the Rider Effective Date do not affect the Benefit Base.
          If you purchase SecurePay when you purchase the Contract, the annual SecurePay Fee is currently 0.10% lower than if you exercise the RightTime option to purchase SecurePay after that date. The SecurePay Fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime option may change.

        On the other hand, if you purchase SecurePay too early, you may pay the SecurePay Fee for a longer period than is necessary. Additionally, beginning on the Rider Effective Date, you must comply with our Allocation Guidelines and Restrictions (see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS"), partial surrenders will proportionally reduce the Benefit Base (and therefore the value of SecurePay Withdrawals), and only Purchase Payments made during the first two years following the Rider Effective Date will be included in the Benefit Base.

        Please consult your sales representative to discuss the appropriate time for you to purchase the SecurePay rider.

        Allocation Guidelines and Restrictions

        In order to maintain the SecurePay rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the SecurePay rider. Please see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS."

        Beginning Your SecurePay Withdrawals

        You must submit a completed SecurePay Benefit Election Form to our Administrative Office to establish the Benefit Election Date and begin taking SecurePay Withdrawals under the rider.

          Even though the SecurePay rider is in effect as of the Rider Effective Date and we begin the SecurePay Fee deductions on that date, any partial surrenders made before we receive your SecurePay Benefit Election Form will not qualify as SecurePay Withdrawals.

        You should carefully consider when to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

          The Benefit Election Date may not be earlier than the date the Covered Person (or the younger Covered Person if a Joint Life Coverage option is selected) reaches age 59-1/2 or older.
          All Contract withdrawals taken on or after the Benefit Election Date are considered either SecurePay Withdrawals or Excess Withdrawals and are subject to the Annual Withdrawal Amount.
          You may not make additional Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. In most cases, if the Company receives a Purchase Payment two years or more after the Rider Issue Date on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract we offer, however, you will be given the option of purchasing a new contract.
          You may limit the value of the benefit if you begin taking SecurePay Withdrawals too soon. For example, SecurePay Withdrawals reduce your Contract Value (but not the Benefit Base) and may limit the potential for increasing the Benefit Base through higher Contract Values on Contract Anniversaries. Also, if your Benefit Election Date is within the two years of the Rider Effective Date, you will shorten the period of time during which you could increase your Benefit Base because you may not make additional Purchase Payments on or after the Benefit Election Date.
          Conversely, if you delay establishing the Benefit Election Date, you may shorten the Benefit Period due to life expectancy, thereby limiting the time during which you may take SecurePay Withdrawals, so you may be paying for a benefit you are not using.
          Selecting the SecurePay R72 Benefit may impact your decision of when to establish your Benefit Election Date. For more information, see "SecurePay R72 Benefit" below.

        Please consult your sales representative regarding the appropriate time for you to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

        Important Considerations

          All withdrawals, including SecurePay Withdrawals, reduce your Contract Value and death benefit. Surrender Charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59-1/2. See "CHARGES AND DEDUCTIONS, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Partial and Full Surrenders."
          All withdrawals, including SecurePay Withdrawals, count towards the penalty-free withdrawal amount under the Contract. However, we do not assess the Surrender Charge on SecurePay Withdrawals, even when Surrender Charges would apply if the withdrawal was not a SecurePay Withdrawal. We do impose a Surrender Charge on Excess Withdrawals, and Excess Withdrawals are subject to the minimum Contract Value limitation. See "CHARGES AND DEDUCTIONS, Surrender Charge," "Surrenders and Partial Surrenders, Partial Surrender," and "Taxation of Partial and Full Surrenders."

        The SecurePay rider is designed for you to take SecurePay Withdrawals each Contract Year. SecurePay Withdrawals are aggregate withdrawals during any Contract Year on or after the Benefit Election Date that do not exceed the Annual Withdrawal Amount. Aggregate withdrawals during any Contract Year on or after the Benefit Election Date that exceed the Annual Withdrawal Amount are "Excess Withdrawals." You should not purchase the SecurePay rider if you intend to take Excess Withdrawals.

          Excess Withdrawals could reduce your Benefit Base by substantially more than the actual amount of the withdrawal (described below).
          Excess Withdrawals may result in a significantly lower AWA in the future.
          Excess Withdrawals may significantly reduce or eliminate the value of the SecurePay benefit.

        Determining the Amount of Your SecurePay Withdrawals

        The AWA is the maximum amount of SecurePay Withdrawals permitted each Contract Year. We determine your initial AWA as of the end of the Valuation Period during which we receive your completed SecurePay Benefit Election form at our Administrative Office in "good order" by multiplying your Benefit Base on that date by the "Maximum Withdrawal Percentage." The Benefit Election form will be deemed in "good order" if it is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

          Maximum Withdrawal Percentage for SecurePay Riders Purchased On or After May 1, 2010:

            If you do not select the SecurePay R72 Benefit, then where there is a single Covered Person, the Maximum Withdrawal Percentage under the SecurePay rider is 5.0% and where two spouses are Covered Persons, the Maximum Withdrawal Percentage is 4.5%.If you select the SecurePay R72 Benefit, then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:
	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	One Covered Person	Two Covered Spouses
59-1/2 through 64	4.5%	4.0%
65 through 74	5.0%	4.5%
75 and older	6.0%	5.5%

          Maximum Withdrawal Percentage for SecurePay Riders Purchased On or After May 1, 2009 and Before May 1, 2010:

            If you do not select the SecurePay R72 Benefit, then where there is a single Covered Person, the Maximum Withdrawal Percentage under the SecurePay rider is 5.0% and where two spouses are Covered Persons, the Maximum Withdrawal Percentage is 4.5%.If you select the SecurePay R72 Benefit, then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:
	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	One Covered Person	Two Covered Spouses
59-1/2 through 74	5.0%	4.5%
75 and older	6.0%	5.5%

          Maximum Withdrawal Percentage for SecurePay Riders Purchased Before May 1, 2009:

            If you purchased a SecurePay rider either by itself or with the SecurePay GMAB (without the SecurePay R72 Benefit), then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:
	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	If Benefit Election Date is Less Than 10 Years after Rider Effective Date	If Benefit Election Date is 10 Years or More after Rider Effective Date
59-1/2 through 69 (SecurePay for two spouses)	4.5%	5.5%
59-1/2 through 69 (SecurePay for one person)	5.0%	6.0%
70 and older (SecurePay for two spouses)	5.5%	6.5%
70 and older (SecurePay for one person)	6.0%	7.0%

            For example: assume the Owner/Covered Person was age 65 on the Rider Effective Date, 5 years passed between the Rider Effective Date and the Benefit Election Date, and the Benefit Base was $100,000. Because the Covered Person is now 70 years old, the Maximum Withdrawal Percentage would be 6.0%, and the AWA would equal $6,000 ($100,000 x .06). If on the Benefit Election Date the same Owner wants SecurePay Withdrawals based upon himself and his 64 year-old spouse, then the Maximum Withdrawal Percentage would be 4.5% and the AWA would equal $4,500 ($100,000 x .045) because there are two Covered Persons and the younger of the two is less than 70 years old on the Benefit Election Date.

            Note: If you delay the Benefit Election Date by 10 or more years following the Rider Effective Date, then you will be permitted to withdraw a greater amount each year once you begin taking SecurePay Withdrawals. This may be a factor for you to consider when deciding when to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Please see "Beginning Your SecurePay Withdrawals" for other factors to consider when making this decision.

            If you purchased a SecurePay rider with the SecurePay R72 Benefit (either with or without the SecurePay GMAB), then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:
	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	One Covered Person	Two Covered Spouses
59-1/2 through 74	5.0%	4.5%
75 and older	6.0%	5.5%

            Note: This means that if you selected the SecurePay R72 Benefit, then we will not increase your Maximum Withdrawal Percentage by 1%, even if 10 or more years elapse between the Benefit Election Date and the Rider Effective Date.

        SecurePay ME: Increased AWA for Certain Medical Conditions

        (Not available in Connecticut, Idaho, New Hampshire, Pennsylvania and Virginia)

        Note: The SecurePay ME benefit may not be available in all states. We reserve the right to discontinue this benefit at any time.

        If you have certain medical conditions, and you have held your Contract for two years or more, you may qualify for an increase in your AWA at the time you establish your Benefit Election Date. You may not apply for an increased AWA after the Benefit Election Date.

        Note: The two-year waiting period for the SecurePay ME benefit begins on the Contract's Effective Date (not necessarily when you select the SecurePay rider). A new waiting period begins if ownership of the Contract changes.

        At present, the maximum age at which you may apply for a medical evaluation of your benefit under the SecurePay rider and request the SecurePay ME benefit is age 75. We reserve the right to change this maximum age, so that in the future the maximum age for medical evaluation may increase or decrease, if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the benefit. We determine the maximum age based on a variety of factors including current life expectancies, developments in medical treatment and technology, and the costs to us of providing the SecurePay ME benefit, as well as the costs of the various death benefits we make available under the Contract.

        After receiving your application for the SecurePay ME benefit, we will determine, in our sole discretion, whether a medical condition will qualify for an increased benefit under the SecurePay ME benefit and, if so, the amount of the increase. In general, in order to qualify for an increased AWA, the medical condition must be one which significantly reduces life expectancy. Our evaluation of life expectancy will be based on a review of the medical records made available to us and our assessment of the specific characteristics and severity of an impairment or impairments, including, but not limited to, our judgment as to your individual medical condition and the likelihood of improved medical treatment for that condition. Based upon this evaluation, we will assign a life expectancy or "table" rating in accordance with the guidance provided in standard industry underwriting manuals and written company guidelines specific to assessing longevity in the context of annuity payments, rather than life insurance underwriting. The table rating will correspond to an estimated decrease in life expectancy compared to other persons of the same age and gender without significant medical impairments. Because of their complexity or severity, or both, certain impairments or combinations of impairments will require the expertise and knowledge of our Medical Director, who will assist us in determining the appropriate life expectancy table rating. As part of this process, the Medical Director will review the medical records in light of our underwriting manual/guidelines and pertinent medical literature.

        After a table rating has been assigned, it will be used to determine whether, and the extent to which, we will increase the AWA. Table ratings currently range from 1 to 16. The higher the table rating, the greater the estimated decrease in longevity. In order to qualify for an increased AWA, the estimated decrease in longevity currently must be greater than or equal to 25%. The table rating required to hit this threshold will vary depending on your age and sex. We also will take into account our experience and expectations regarding the mortality of the entire pool of Covered Persons under all SecurePay riders, as well as the investment performance of the required allocations under our Allocation Guidelines and Restrictions and our expectations regarding the securities markets in general. The factors upon which we base our decision, the weight we give to each factor and the table rating requirements may change periodically. From time to time, we will publish examples of conditions that would typically qualify for an increase in your AWA.

        If we determine that an increase in your AWA is warranted, the Maximum Withdrawal Percentage that you receive will be from 0.25% to 2.00% higher than you would otherwise receive. The amount of any increase in the Maximum Withdrawal Percentage that we may make available will apply consistently to all similarly rated applicants. After the Benefit Election Date, the amount of your increase will not change. An increase in your AWA will not affect the amount of the SecurePay fee, although we may charge a processing fee to establish the SecurePay ME benefit, as described below.

        How to Apply for an Increased AWA.  You may ask for a determination as to whether you (or in the case of Joint Life Coverage, you and/or your spouse) qualify for an increased AWA because of certain serious medical conditions if you have held your contract for two or more years and if you (or the younger of you and your spouse) are at least 59-1/2 years old.

        If you believe you may qualify for an increased AWA, you should provide Written Notice to us in order to begin the process. Among other things, you must complete a SecurePay ME questionnaire and authorize us to obtain copies of your medical records and a statement from your attending physician as well as certain other personal information.

        If we determine that you do not qualify for the increased AWA, you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

        Note: You may not apply for an increased AWA after the Benefit Election Date.

        In the case of a Contract with two Owners who are spouses, a request may be made for a determination regarding an increased AWA for Single Coverage for the older of the spouses or for Joint Coverage for both spouses. If you request Joint Coverage, we will require a medical evaluation of both spouses and we will advise you of our determination with respect to Single and Joint Coverage. Although the base AWA available under the SecurePay rider for Joint Coverage with the SecurePay R72 Benefit is based upon the younger of the two spouses, the determination as to the amount of the increase available for Joint Coverage, if any, will be the smaller increase attributable to each Covered Person. The increased AWA will continue for the lives of both spouses.

        Note: Although Single Coverage may provide a higher AWA than Joint Coverage, you should consider that Single Coverage terminates upon the death of the Covered Person following the Benefit Election Date.

        We will assess a charge for evaluating your request for an increased AWA only if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA.

        The current fee is $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form.

        Electing to Begin Your SecurePay Withdrawals after a Determination that You are Eligible for an Increased AWA.  We must receive your Benefit Election Form at our Administrative Office within 6 months after the date we notify you that you are eligible for the increased AWA. If we do not receive this form within this time period, we will not increase your AWA, but you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

        SecurePay NH: Increased AWA Because of Confinement in Nursing Home

        (For contracts issued on or after May 1, 2008)

        (Not available in Connecticut, Idaho, New Hampshire, Pennsylvania and Virginia)

        If you are confined to a nursing home, you may be eligible for an increased Annual Withdrawal Amount ("AWA") with our SecurePay NH (Nursing Home Enhancement) feature. This feature is included at no additional charge with the SecurePay rider.

        The SecurePay NH benefit may not be available in all states and we may further limit its availability.

        What is the SecurePay NH benefit?

        If you qualify for the SecurePay NH benefit during a contract year, we will double the AWA to which you are currently entitled for that year, not to exceed 10% of your Benefit Base.

        Eligibility for the SecurePay NH Benefits

        To qualify for the increased AWA under the SecurePay NH benefit, the Covered Person must:

          have established the Benefit Election Date or establish the Benefit Election Date when he or she applies for the SecurePay NH benefit;
          (a) be currently confined to a Nursing Home, as defined below; (b) have been confined to a Nursing Home for at least 90-days immediately preceding your application for the SecurePay NH benefit; and (c) have a reasonable expectation that he or she will continue to be confined to a Nursing Home; and
          be unable to perform at least two of the six Activities of Daily Living described below, or be diagnosed with a Severe Cognitive Impairment.

        Nursing Home: For purposes of determining your eligibility for the SecurePay NH benefit, a "Nursing Home" is defined as a facility (or portion of a facility) primarily engaged in providing continuous, on-going nursing care to its residents in accordance with the authority granted by a license issued by State or Federal government (or granted pursuant to state certification or operated pursuant to law if your state neither licenses nor certifies such facilities), and qualified as a "skilled nursing home facility" under Medicare or Medicaid. A "Nursing Home" does not include: a hospital or clinic; a facility operated primarily for the treatment of alcoholism or drug addiction; or, an assisted living facility engaged primarily in custodial care.

        Ineligibility.  You are not eligible for the SecurePay NH benefit if you were in a nursing home during the one year preceding your purchase of a SecurePay rider, or you are confined to a nursing home during the year following your purchase of the Rider.

        Activities of Daily Living (ADL).  Under the SecurePay NH benefit, "Activities of Daily Living" refer to the following functions relating to the Covered Person's ability to live independently:

          Bathing—The ability to wash oneself by sponge bath or in either a tub or shower, including the task of getting into or out of the tub or shower.
          Continence—The ability to maintain control of bowel and bladder function, or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for the catheter or colostomy bag.
          Dressing—The ability to put on and take off all items of clothing and any necessary braces, fasteners or artificial limbs.
          Eating—The ability to feed oneself by getting food into the body from a receptacle, such as a plate, cup, or table, or by feeding tube or intravenously.
          Toileting—The ability to get to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
          Transferring—The ability to move into or out of a bed, chair or wheelchair.

        Severe Cognitive Impairment.  For purposes of determining eligibility for the SecurePay NH benefit, Severe Cognitive Impairment is a loss or deterioration of intellectual capacity that is comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia.

        Two Covered Persons. If you selected the Joint Life Coverage Option when you established your Benefit Election Date, both Covered Persons must satisfy the eligibility requirements for the increased SecurePay NH benefit.

        Applying for Increased AWA under the SecurePay NH Benefit

        Initial Application.  To apply for an increased AWA under the SecurePay NH benefit, you must submit an application certifying that the Covered Person meets the conditions for qualification under the SecurePay NH benefit. This certification must be signed by the Covered Person's Physician. If the Owner is unable to submit an application for an increased AWA on his or her own behalf, we will accept an application on behalf of an Owner from a person who provides satisfactory proof that they have legally assumed care, custody, and representation of the incapacitated Owner. Typically, this would be a valid power of attorney or an order of conservatorship from a court of competent jurisdiction.

        The certifying Physician must be a medical doctor currently licensed by a state Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. We may require an examination of the Covered Person by a Physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our Physician shall prevail.

        Re-Certification of Eligibility.  Beginning with the second Contract Anniversary following the Qualification Date, you must submit a re-certification of eligibility not less than 10, nor more than 30 days prior to each applicable Contract Anniversary. We will notify you at least 30 days before this re-certification is due.

        The re-certification must certify that the Covered Person continues to meet the conditions for eligibility under the SecurePay NH benefit, and must be signed by the Covered Person's physician. We may require an examination by a physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our physician will prevail.

        We will notify you if you fail to qualify for continued eligibility for the SecurePay NH benefit. For any Contract Year during which the Covered Person fails to qualify for the Nursing Home Enhancement, we calculate the Annual Withdrawal Amount according to the terms of the SecurePay rider you purchased.

        Determining Your Increased AWA under the SecurePay NH Benefit

        Initial Qualifying Year.  Qualification for an increased AWA under the SecurePay NH benefit may increase the Annual Withdrawal Amount available for the Contract Year during which you qualify. An increase in the Annual Withdrawal Amount will not change the effect of any withdrawal that occurred prior to the Qualification Date. Thus, if you took an Excess Withdrawal during the Contract Year before you were notified that you qualify for the SecurePay NH increased AWA, your earlier withdrawal would still be treated as an Excess Withdrawal under SecurePay.

        If your aggregate withdrawals during the qualifying Contract Year are less than or equal to the Annual Withdrawal Amount in effect prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year as of the Qualification Date by multiplying the Benefit Base on that date by the enhanced Maximum Withdrawal Percentage, and subtracting all prior non-Excess Withdrawals taken since the later of the Benefit Election Date or the most recent Contract Anniversary.

        If you have taken an Excess Withdrawal during the qualifying Contract Year prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year by subtracting the Maximum Withdrawal Percentage identified on the Benefit Election Date from the enhanced Maximum Withdrawal Percentage provided by this endorsement, and multiplying the difference in those percentages by the Benefit Base on the Qualification Date.

        Notice of Qualification.  We will include the amount of the increase in the Annual Withdrawal Amount for the qualifying year in the notice that confirms the Covered Person's qualification for the Nursing Home Enhancement.

        Subsequent Contract Years.  In subsequent Contract Years in which you are eligible for the Nursing Home Enhancement, we multiply the Benefit Base on the Contract Anniversary by the enhanced Maximum Withdrawal Percentage to determine the Annual Withdrawal Amount for that Contract Year. For any year in which you are not eligible for the Nursing Home Enhancement, we determine the Annual Withdrawal Amount, if any, according to the terms of the SecurePay rider you purchased.

        Availability of SecurePay NH Benefit after Annuitization.  Once the Contract has been annuitized, you may no longer submit an application for an increased AWA under the SecurePay NH benefit. Thus, you may no longer apply for the increased AWA after—

          you choose to apply your Annuity Value to an Annuity Option under the Contract;
          the Maximum Annuity Date under the Contract is reached; or
          the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal and an Annuity Date is established.

        Thus, if you have not qualified for, and have not begun receiving, an increased AWA under the SecurePay NH benefit when the Contract has been annuitized, you will not be able to receive an increased annuity payment even if you would have later qualified for the SecurePay NH benefit. If you have already qualified for, and are receiving, an increased AWA under the SecurePay NH when the Contract is annuitized because the Maximum Annuity Date is reached or the Contract Value is reduced to zero, you will continue to receive the increased annuity payment according to the terms of your rider. Specifically, you will receive the increased payments for the life of the covered person(s). You will not need to re-certify your eligibility for the increased payments under the SecurePay NH benefit after your annuity payments begin.

        Termination and Reinstatement of the SecurePay NH Benefit.  The SecurePay NH benefit terminates when your SecurePay rider terminates. The SecurePay rider terminates when the Contract is annuitized. If your SecurePay rider is reinstated, your SecurePay NH benefit will also be reinstated.

        Tax Considerations for the SecurePay NH Benefit.  The tax treatment of the SecurePay NH benefit is uncertain in several respects. Please see "FEDERAL TAX MATTERS, Tax Consequences of Guaranteed Lifetime Withdrawal Benefits" and "QUALIFIED RETIREMENT PLANS, Guaranteed Lifetime Withdrawal Benefits." If you are considering purchasing a Qualified Contract with SecurePay, you should consult a tax adviser because the addition of the SecurePay rider could affect the qualification of your Contract and/or the Qualified Plan associated with your Contract.

        Selecting Your Coverage Option

        If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate on the SecurePay Benefit Election Form whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Maximum Withdrawal Percentage and whether the SecurePay Withdrawals will continue for the life of the surviving spouse. The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A
Single Owner/Spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of Covered Person following the Benefit Election Date, the surviving spouse may exercise the RightTime option if he or she continues the Contract under the spousal continuation provisions. We will waive the 5-year waiting period.	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date. If SecurePay R72 Benefit is selected, Maximum Withdrawal Percentage is based on the younger Covered Person. If the surviving spouse continues the Contract, SecurePay Withdrawals will continue without change unless declined.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A
Joint Owner/ Spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of older Owner, the surviving spouse may exercise the RightTime option if he or she continues the Contract under the spousal continuation provisions. We will waive the 5-year waiting period.	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date. If SecurePay R72 Benefit is selected, Maximum Withdrawal Percentage is based on the younger Covered Person. If the surviving spouse continues the Contract, SecurePay Withdrawals will continue without change unless declined.

        Note: A change of Covered Persons after the Benefit Election Date will cause the SecurePay rider to terminate and any scheduled SecurePay Withdrawals to cease. The Owner(s) may purchase a new SecurePay rider under the RightTime option without the normal five-year waiting period. See "Purchasing a New SecurePay Rider After Termination of the Prior SecurePay Rider."

        Changing Beneficiaries — Single Owner with Joint Life Coverage

        After selecting Joint Life Coverage, a single Owner may decide to remove a spouse Beneficiary or add additional Primary Beneficiaries. This would constitute a change of Covered Persons after the Benefit Election Date, and upon notification of the change, we will terminate the SecurePay rider. In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

        Similarly, if an Owner adds a spouse as a sole Primary Beneficiary after selecting Single Life Coverage and wants to convert to Joint Life Coverage, the Owner may terminate the SecurePay rider provided it has been 10 years or more since the Rider Effective Date and exercise the RightTime option (if we are still offering SecurePay) to purchase a new SecurePay rider. See "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

        Calculating the Benefit Base Before the Benefit Election Date

        The Benefit Base is used to calculate the AWA and determine the SecurePay Fee. As the Benefit Base increases, the AWA and the amount of the SecurePay Fee increase. Your Benefit Base can never be more than $5 million.

        Note: The Benefit Base is only used to calculate the AWA and the SecurePay Fee; it is not a cash value, surrender value, or death benefit, it is not available to Owners, it is not a minimum return for any Sub-Account, and it is not a guarantee of any Contract Value.

        On the Rider Effective Date, we will determine your initial Benefit Base. If you purchase the SecurePay rider when you purchase the Contract, the Benefit Base is initially equal to your initial Purchase Payment. If you purchase the SecurePay rider after the Contract has been issued by exercising the RightTime option, the Benefit Base is initially equal to the Contract Value as of the Rider Effective Date.

        Thereafter, we increase the Benefit Base dollar-for-dollar for each Purchase Payment made within 2 years of the Rider Effective Date. We reduce the Benefit Base for each partial surrender from the Contract prior to the Benefit Period in the same proportion that each partial surrender reduces the Contract Value as of the date we process the partial surrender request.

        Example: Assume your Benefit Base is $100,000, but because of poor Sub-Account performance your Contract Value has fallen to $90,000. If you make a $9,000 partial surrender, thereby reducing your Contract Value by 10% to $81,000, we would reduce your Benefit Base also by 10%, or $10,000, to $90,000.

        On each Contract Anniversary following the Rider Effective Date, we also will increase the Benefit Base to equal the "SecurePay Anniversary Value" if that value is higher than the Benefit Base. On each Contract Anniversary, the "SecurePay Anniversary Value" is equal to your Contract Value on that Contract Anniversary minus any Purchase Payments made two or more years after your Rider Effective Date. If we receive a partial surrender request on a Contract Anniversary, we will deduct the partial surrender from Contract Value before calculating the SecurePay Anniversary Value.

        On each Contract Anniversary, we may also increase the Benefit Base if you have selected the SecurePay rider with the SecurePay R72 Benefit (as described below).

        SecurePay R72 Benefit

        You may purchase the SecurePay R72 Benefit under the SecurePay rider for an increased SecurePay Fee, provided that the youngest Owner (or, in the case of a Qualified Contract, or a non-natural owner, the Annuitant) is age 55 or older. This benefit is designed to provide for potential increases in your Benefit Base of up to 7.2% each Contract Anniversary during a specified period ("Roll-up Period"), even if your Contract Value has not increased.

        For riders issued on or after May 1, 2009, your Contract Value must be at least 50% (i.e., half) of your Benefit Base to be eligible for an increase in Benefit Base equal to the "roll-up" amount (described below) on any Contract Anniversary during the Roll-up Period. (For hypothetical examples of the SecurePay rider issued before May 1, 2009, please see Appendix G and Appendix H in this prospectus.)

        For example, if on a Contract Anniversary your Contract Value is $65,000 and the most recently calculated Benefit Base prior to that anniversary is $150,000, you will not be eligible for an increase on that anniversary equal to the "roll-up" amount because your Contract Value ($65,000) is less than 50% of your Benefit Base ($150,000 x 0.5 = $75,000).

        Under the SecurePay R72 Benefit, we will recalculate your Benefit Base on each Contract Anniversary during a specified period (the "Roll-up Period") to equal the greatest of:

          the Benefit Base on that Contract Anniversary;

            the SecurePay Anniversary Value on that Contract Anniversary (as described above); or

              the SecurePay Roll-up Value, which is equal to:

                the most recently calculated Benefit Base prior to that Contract Anniversary; plus the "roll-up" amount, which is equal to:

                    for riders issued on or after May 1, 2009:

                    if your Contract Value on that Contract Anniversary is at least 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to 7.2% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for partial surrenders made since that anniversary. This means that we will reduce the "roll-up" amount for each partial surrender made since the previous Contract Anniversary in the same proportion that each partial surrender reduced the Contract Value as of the date we processed the partial surrender request.

                    If you purchase the rider when you purchase your Contract (not under the RightTime option), we will include Purchase Payments made within the first 120 days following the Contract Effective Date when calculating the roll-up amount on the first Contract Anniversary. For example, if your initial Purchase Payment on the Contract Effective Date is $50,000 and we receive an additional $100,000 Purchase Payment 90 days later, then assuming you do not take any partial surrenders during the first Contract Year, the roll-up amount on the first Contract Anniversary will be $10,800 (($50,000 + $100,000) x 7.2%).

                    if your Contract Value on that Contract Anniversary is less than 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to $0.

                    for riders issued prior to May 1, 2009: 7.2% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for partial surrenders made since that anniversary. This means that we will reduce the "roll-up" amount for each partial surrender made since the previous Contract Anniversary in the same proportion that each partial surrender reduced the Contract Value as of the date we processed the partial surrender request.

              Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll-up Value (because your Contract Value is generally increasing by more than 7.2% each Contract Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base.

              When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Effective Date, we will apply the 7.2% (if applicable) to the Benefit Base on the Rider Effective Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for partial surrenders made since the Rider Effective Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.

              Example: Assume on the Rider Effective Date your Benefit Base is $100,000. Three months later, assume your Contract Value is $103,000 and you take a partial surrender of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the partial surrender, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or partial surrenders.

              On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 7.2% of the Benefit Base on the previous Contract Anniversary (the Rider Effective Date), increased by any Purchase Payments made within 120 days of the Contract Effective Date and reduced proportionately for partial surrenders made since that anniversary. The Benefit Base on the Rider Effective Date was $100,000, and 7.2% of $100,000 = $7,200. However, because a partial surrender was made during the year, we will reduce this "roll-up" amount in the same proportion that the partial surrender reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $720, the reduced "roll-up" amount is $6,480 ($7,200 – $720). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $6,480 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $96,480.

              We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

                the Benefit Base on that Contract Anniversary ($90,000);
                the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or
                the SecurePay Roll-up Value ($96,480)

              We will set your Benefit Base equal to $96,480 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.

              Note: Partial surrenders could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the partial surrender. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or partial surrenders and assuming your Contract Value remains at 50% or more of your Benefit Base, the SecurePay Roll-up Value on the next Contract Anniversary would be $107,200 ($100,000 + $7,200 (the 7.2% "roll-up" amount)).

              Assume instead, however, that during the Contract Year you make a partial surrender of $45,000 and your Contract Value at that time is $90,000 (i.e., the partial surrender is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $3,600, respectively. This would result in a SecurePay Roll-up Value of $53,600 on the next Contract Anniversary ($50,000 + $3,600), rather than $107,200. Thus, the $45,000 partial surrender would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $53,600 ($107,200 – $53,600).

              The Roll-up Period begins on the Rider Effective Date and generally lasts for ten Contract Anniversaries.

                If your rider was issued on or after May 1, 2009, the Roll-up Period will end on the next Valuation Day following the 10th Contract Anniversary on which we increase your Benefit Base to equal either the SecurePay Anniversary Value or the SecurePay Roll-up Value. This means that when determining the ten Contract Anniversaries that make up your Roll-up Period, we will not count Contract Anniversaries on which your Benefit Base does not increase.
                If your rider was issued prior to May 1, 2009, the Roll-up Period will end on the next Valuation Day following the 10th Contract Anniversary that occurs on the later of: (a) the Rider Effective Date; or (b) the most recent date that we reset the Roll-up Period (described below).

              However, your Roll-up Period will end sooner — on either the Benefit Election Date or the date the SecurePay rider terminates (see "Terminating the SecurePay Rider") — if either of these events occur while your Roll-up Period is in effect.

              If the Roll-up Period ends, the SecurePay R72 Benefit may not terminate. The SecurePay R72 Benefit will only end upon termination of the SecurePay rider. We will continue to assess the increased SecurePay Fee until the SecurePay rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

              Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the increased SecurePay Fee until termination of the SecurePay Rider. We also will assess the increased SecurePay Fee during times when the Roll-up Period has expired.

              Note: Once you establish your Benefit Election Date, you will no longer receive any additional value from the SecurePay R72 Benefit. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals." You should carefully weigh the advantages of the SecurePay R72 Benefit with the disadvantages of delaying taking SecurePay Withdrawals.

              Special Note for Riders Purchased Before May 1, 2009: If you purchased your SecurePay rider before May 1, 2009, then if at any time before the Benefit Election Date we increase the Benefit Base to equal the SecurePay Anniversary Value, we will reset the Roll-up Period. This is true even if the previous Roll-up Period has expired. We will reset the Roll-up Period for an additional ten years, although any reset will end on the Benefit Election Date (or upon termination of the SecurePay Rider). (For hypothetical examples of the SecurePay rider issued before May 1, 2009, please see Appendix G and Appendix H in this prospectus.)

              Example: Assume you purchase a Contract on May 1, 2008. If you do not establish the Benefit Election Date during the next 10 years, the Roll-up Period would expire on May 1, 2018. If, however, at any time during the Roll-up Period we increase the Benefit Base to equal the SecurePay Anniversary Value, the Roll-up Period will be reset. In this example, if the Roll-up Period is reset on May 1, 2012, the new Roll-up Period would expire on May 1, 2022. Similarly, if you have still not established the Benefit Election Date and the Benefit Base is again increased to equal the SecurePay Anniversary Value on May 1, 2025, we would once again reset the Roll-up Period to begin on May 1, 2025 and expire on May 1, 2035.

              In this example, because there is no Roll-up Period between May 1, 2022 and May 1, 2025, we would not include the SecurePay Roll-up Value in the calculation of the Benefit Base during this time.

              Calculating the Benefit Base On or After the Benefit Election Date

              We continue calculating the Benefit Base after the Benefit Election Date in the same manner as we did prior to the Benefit Election Date, except withdrawals are treated differently. The effect of a withdrawal on the Benefit Base depends on whether the withdrawal is a SecurePay Withdrawal or an Excess Withdrawal. An Excess Withdrawal is any withdrawal after the Benefit Election Date which, when aggregated with all prior withdrawals during that Contract Year, exceeds the Contract Year's Annual Withdrawal Amount.

              If you have selected the SecurePay R72 Benefit, we will not calculate the SecurePay Roll-up Value on or after the Benefit Election Date.

              SecurePay Withdrawals

              SecurePay Withdrawals do not reduce the Benefit Base. Therefore, if all your withdrawals during the Benefit Period are SecurePay Withdrawals, your Annual Withdrawal Amount will never decrease and you may continue to withdraw at least that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

              If your Benefit Base increases on a Contract Anniversary because the SecurePay Anniversary Value exceeds the Benefit Base on that date, your Annual Withdrawal Amount and therefore SecurePay Withdrawals available to you in subsequent Contract Years will also increase.

              Important Consideration

                SecurePay Withdrawals are not cumulative. If you choose to receive only a part of, or none of, your AWA in any given Contract Year, you should understand that you cannot carry over any unused SecurePay Withdrawals to any future Contract Years.

              For example, assume your Maximum Withdrawal Percentage is 5% and your Benefit Base is $100,000, which means your AWA is $5,000 ($100,000 x .05). If you withdraw only $4,000 during the Contract Year, the AWA will not increase the next Contract Year by the $1,000 you did not withdraw.

              We do not impose a Surrender Charge on any SecurePay Withdrawals.

              Excess Withdrawals

              During the Benefit Period any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Annual Withdrawal Amount constitutes an Excess Withdrawal. Therefore, a withdrawal during the Benefit Period that causes the aggregate withdrawals for that Contract Year to exceed the Annual Withdrawal Amount may include amounts that qualify as a SecurePay Withdrawal as well as amounts that are Excess Withdrawals.

              An Excess Withdrawal will reduce the Benefit Base. The effect of the Excess Withdrawal on the Benefit Base depends, in part, on the relationship of the Benefit Base to the Contract Value at that time.

                If, at the time of the Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is greater than the Benefit Base, we will reduce the Benefit Base by the amount of the Excess Withdrawal plus any applicable Surrender Charge.
                If, at the time of Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is less than or equal to the Benefit Base, we will reduce the Benefit Base in the same proportion that the Excess Withdrawal, plus any applicable Surrender Charge, bears to the Contract Value minus the SecurePay Withdrawal.

              For example, suppose your Benefit Base is $100,000, your Contract Value is $110,000, your Maximum Withdrawal Percentage is 5% (i.e., your AWA is $5,000), and no Surrender Charges apply. If you have already taken $3,000 of SecurePay Withdrawals in the Contract Year and then request another $3,000 SecurePay Withdrawal (which means you have exceeded your AWA by $1,000), we will consider $2,000 of that withdrawal to be SecurePay and $1,000 to be Excess. In this case, rule (a) above applies because the Contract Value less the SecurePay Withdrawal ($110,000 – $2,000 = $108,000) is greater than your Benefit Base ($100,000). We will therefore reduce your Benefit Base by the Excess Withdrawal and your new Benefit Base will be $99,000 ($100,000 – $1,000).

              However, if your Contract Value is $70,000 then rule (b) applies. We determine the reduction in your Benefit Base first by determining the proportion that the Excess Withdrawal bears to the Contract Value less SecurePay Withdrawal. We calculate this by dividing the $1,000 Excess Withdrawal by the Contract Value less the $2,000 SecurePay Withdrawal ($1,000 ÷ ($70,000 – $2,000) = 1.4706%). We will then apply this same percentage to reduce your Benefit Base. Thus your new Benefit Base will be equal to $98,529 ($100,000 – ($100,000 * 0.014706)).

              The examples above do not include the effect of any surrender charges that may be applicable.

              We will recalculate the Annual Withdrawal Amount on the next Contract Anniversary by multiplying the Benefit Base on that date by the Maximum Withdrawal Percentage. We also will apply a Surrender Charge to the Excess Withdrawal, if a Surrender Charge would otherwise be applicable.

              Reduction of Contract Value to Zero

              If the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, the Contract will terminate and we will settle the benefit under your SecurePay rider as follows:

                We will pay the remaining AWA not yet withdrawn in the current Contract Year, if any, in a lump sum;
                We will establish an Annuity Commencement Date no earlier than the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero; and
                We will pay a monthly payment equal to the AWA divided by 12 until the death of the Owner, or if the rider covers two spouses, the death of the second spouse. If benefits are being paid under the SecurePay NH benefit on the Annuity Date, your annuity payments will be made in accordance with the terms of the SecurePay NH endorsement. (See "Availability of SecurePay NH Benefit after Annuitization.")

              Please note that we may accept different payment intervals. If you request a full surrender and your Contract Value at the time of the request is less than your remaining AWA for that Contract Year, first, we will pay you a lump sum equal to such remaining AWA. We will then establish an Annuity Commencement Date, as described immediately above. As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive before the Annuity Commencement Date is established as described above and that are in the form of SecurePay Withdrawals as partial surrenders. We intend to treat any amounts that you receive after the Annuity Commencement Date is established as described above and that are a settlement of the benefit under your SecurePay rider as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

              If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the SecurePay rider. You will not be entitled to receive any further benefits under the SecurePay rider.

              Required Minimum Distributions

              If SecurePay is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The SecurePay rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "QUALIFIED RETIREMENT PLANS."

              After the Benefit Election Date, we permit withdrawals from a Qualified Contract that exceed the AWA in order to satisfy the RMD for the Qualified Contract without compromising the SecurePay guarantees. In particular, if you provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal from your Qualified Contract, we will compute an amount that is treated under the SecurePay rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the SecurePay rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal, the entire amount by which the withdrawal exceeds any remaining AWA for the Contract Year will reduce the amount of your future AWA and could reduce your Benefit Base.

              In the future, we may institute certain procedures, including requiring that RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the AWA for the corresponding Contract Year.

              In general, under the SecurePay rider, you may withdraw the greater of (i) your AWA for a contract year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your contract year.

              Note: If you submit your Benefit Election Form before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum SecurePay Withdrawal for the contract year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the SecurePay rider will be the greater of your first RMD or AWA plus the greater of your second RMD or AWA minus your actual withdrawals in the previous contract year. Thereafter, the maximum allowed is the greater of the AWA or the RMD determined as of the preceding December 31st.

              Benefit Available on Maximum Annuity Commencement Date (oldest Owner's or Annuitant's 95th birthday)

              You must annuitize the Contract no later than the oldest Owner's or Annuitant's 95th birthday ("Maximum Annuity Commencement Date"). The SecurePay rider will terminate on the Annuity Commencement Date, whether or not you have begun your SecurePay Withdrawals.

              If your SecurePay rider is in effect on the Maximum Annuity Commencement Date, in addition to the other Annuity Options available to you under your Contract, one of your Annuity Options will be to receive monthly annuity payments equal to the AWA divided by 12 for the life of the Covered Person (or the last surviving Covered Person if Joint Life Coverage was selected). If benefits are being paid under the SecurePay NH benefit on the Maximum Annuity Date, your annuity payments will be made in accordance with the terms of the SecurePay NH endorsement. (See "Availability of SecurePay NH Benefit after Annuitization.") If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the AWA divided by 12 or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Commencement Date. For more information regarding Annuity Options, including Certain Period options, see ANNUITY PAYMENTS, Annuity Options.

              SecurePay Fee

              We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA. Accordingly, you must have transferred some assets from your DCA account to Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged.

              The SecurePay Fee (as an annualized percentage of the Benefit Base on each monthly Anniversary Day) will vary depending on when you purchase the rider and whether or not you have selected an optional SecurePay feature:

		Current
	Maximum	SecurePay riders issued on or after October 1, 2011	SecurePay riders issued on or after May 1, 2010 and before October 1, 2011	SecurePay riders issued on or after May 1, 2009 and before May 1, 2010
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.80%	0.80%	0.80%
Purchase of SecurePay rider under RightTime option	0.95%	0.90%	0.90%	0.90%
Purchase of SecurePay rider with SecurePay R72 Benefit at time of Contract Purchase	1.40%	1.20%	1.20%	1.20%
Purchase of SecurePay rider with SecurePay R72 Benefit under RightTime option	1.60%	1.30%	1.30%	1.30%

              SecurePay riders issued before May 1, 2009:

	Maximum	Current(1)
SecurePay rider	0.95%	0.80%
SecurePay rider with SecurePay R72 Benefit	1.40%	1.20%
SecurePay rider with SecurePay GMAB	1.30%	0.95%
SecurePay rider with SecurePay R72 Benefit and SecurePay GMAB	1.70%	1.35%

              (1) The current SecurePay Fee may be lower for certain Owners who elected not to pay increases in the fee that became effective on September 5, 2014 and February 16, 2009.

              We reserve the right to increase the SecurePay Fee up to the maximum stated above if, in our sole discretion, the increase is necessary or appropriate to cover the cost Protective Life incurs to mitigate the risks associated with offering the rider. We will not increase the SecurePay Fee above the maximum amounts, however.

              If we increase the SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. If you have purchased the SecurePay R72 Benefit, we also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. See "SecurePay R72 Benefit."

              If you purchased a SecurePay rider before May 1, 2009 and you purchased the SecurePay GMAB, you also will not be permitted to "step-up" the GMAB Guaranteed Amount or repurchase the SecurePay GMAB following its termination if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional "step-ups" of the GMAB Guaranteed Amounts or repurchase the SecurePay GMAB following its termination. See APPENDIX F: THE SECUREPAY GMAB (NOT AVAILABLE ON OR AFTER MAY 1, 2009).

              Terminating the SecurePay Rider

              The SecurePay rider will terminate upon the earliest of:

                termination of the SecurePay rider by the Owner (permitted after the SecurePay rider has been in effect for at least ten years);
                full surrender or termination of the Contract;
                changing your designation of a Covered Person or Persons on or after the Benefit Election Date;
                the Annuity Commencement Date;
                noncompliance with the Allocation Guidelines and Restrictions.

              Deduction of the monthly fee for the SecurePay rider ceases upon termination. If purchased, the SecurePay R72 Benefit will terminate on the date the SecurePay rider terminates (if not sooner). See "Secure Pay R72 Benefit."

              Continuing or Purchasing a SecurePay Rider When a Surviving Spouse Elects to Continue the Contract

              Upon the death of the Owner before the Benefit Election Date, if the surviving spouse elects to continue the Contract and become the new Owner, the surviving spouse may also continue the SecurePay rider, provided the surviving spouse meets the rider's issue age requirements as of the Rider Issue Date or as of any date prior to the date we receive the written request to continue the Contract. On the next Contract Anniversary, the Benefit Base will be the greater of (1) the Contract Value (which will reflect the Death Benefit) less any Purchase Payments made two or more years after the Rider Issue Date, or (2) the current Benefit Base.

              If the Benefit Election indicates Single Life Coverage and the SecurePay rider terminates due to the death of the Covered Person following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and become the new sole Owner, the surviving spouse may also exercise the RightTime option immediately (if it is available at that time) and purchase a new SecurePay rider provided the surviving spouse meets the rider's issue age requirements as of the Rider Issue Date or the date we receive the written request to continue the Contract. We will waive the 5-year waiting period. Only the surviving spouse is eligible to be a Covered Person under the new rider, and the rider will terminate upon the death of that Covered person. The new SecurePay rider will be subject to the terms and conditions of the rider in effect at the time it is issued. See "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

              If the SecurePay Benefit Election indicates Joint Life Coverage and a Covered Person dies following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and the SecurePay rider, the Annual Withdrawal Amount remains the same until the next Contract Anniversary. On the next Contract Anniversary, the Benefit Base will be the greater of the Contract Value (which will reflect the Death Benefit) or the current Benefit Base and we will recalculate the Annual Withdrawal Amount, if necessary, using the Maximum Withdrawal Percentage associated with Joint Life Coverage.

              Reinstating the SecurePay Rider Within 30 Days of Termination

              If your SecurePay rider terminated due to a Prohibited Allocation Instruction (see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS") and you made no additional Purchase Payment after the termination, you may request that we reinstate the rider.

              If termination occurred due to a Prohibited Allocation Instruction, your written reinstatement request must correct the previous Prohibited Allocation Instruction by either directing us to allocate your Contract Value in accordance with our Allocation Guidelines and Restrictions and/or resume portfolio rebalancing. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same SecurePay Rider Effective Date, Benefit Base, AWA, SecurePay Fee and, if applicable, Maximum Withdrawal Percentage, as it had prior to termination. In addition, if you purchased the SecurePay R72 Benefit, we also will reinstate your SecurePay R72 Benefit. (And, if you purchased a SecurePay rider before May 1, 2009 and you selected the SecurePay GMAB, we also will reinstate your SecurePay GMAB.)

              Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider

              If your SecurePay rider has terminated, you may exercise the RightTime option and purchase a new SecurePay rider before the Annuity Commencement Date if five years have passed since the termination of the prior SecurePay rider. We do not require a five-year waiting period, however, if your prior SecurePay rider terminated because of the death or change of a Covered Person during the Benefit Period.

              If all the conditions to purchase a new SecurePay rider have been met, we will issue the rider upon our receipt of your written request to exercise the RightTime option. The new rider will be subject to the terms and conditions of the SecurePay rider in effect at the time it is issued. This means:

                The initial Benefit Base will be equal to the Contract Value as of the new Rider Effective Date.
                We will impose the current SecurePay Fee in effect on the new Rider Effective Date.

              If you have selected the SecurePay R72 Benefit with your new SecurePay rider, then when we calculate the AWA under the new SecurePay rider, we will base the Maximum Withdrawal Percentage on the age of the Owner (the younger Owner in the case of two Owners), as of the new rider's Benefit Election Date.

              Please note you may only purchase a new SecurePay rider with the SecurePay R72 Benefit if this benefit was available on the date that you purchased the Contract.

              Tax Consequences

              Treatment of Civil Unions and Domestic Partners.  The SecurePay rider's provisions relating to marital status are interpreted under applicable state law. For example, if state law affords legal recognition to domestic partnerships or civil unions, the Rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the Rider. However, as described above in "Death Benefit - Continuation of the Contract by a Surviving Spouse," for federal tax purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the Owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the value of the SecurePay rider benefit.

              An individual who is a party to a civil union or a domestic partnership should not purchase the SecurePay rider before consulting legal and financial advisors and carefully evaluating whether the SecurePay rider is suitable for his or her needs.

              Other Tax Matters.  For a discussion of other tax consequences specific to the SecurePay rider, please see TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Guaranteed Lifetime Withdrawal Benefits and QUALIFIED RETIREMENT PLANS, Guaranteed Lifetime Withdrawal Benefits.

              PROTECTIVE INCOME MANAGER (patent pending) WITH RightTime OPTION

              The Protective Income Manager rider is not available with Contracts purchased before May 1, 2011.

              In general, the Protective Income Manager rider guarantees the right to make withdrawals ("Protective Income Manager Withdrawals") each year even if your Contract Value is reduced to zero due to poor market performance, and provides fixed lifetime income payments for the life of any Covered Person ("Protected Lifetime Payments") beginning on the Maximum Annuity Commencement Date. The Protective Income Manager rider is specifically designed for you to withdraw all your Contract Value systematically over a particular period of time.

                If you purchased the rider before October 1, 2011, the rider is designed to distribute your Contract Value by the Maximum Annuity Commencement Date, which is the (older) Covered Person's 95th birthday, in annual amounts that may vary from year to year (the "Optimal Withdrawal Amount").
                If you purchased the rider on or after October 1, 2011, the rider is designed to distribute your Contract Value by the (younger) Covered Person's 95th birthday in annual amounts that may vary from year to year (the "Optimal Withdrawal Amount").

              Note: The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Commencement Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its benefit. If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint life coverage will address your financial needs and be suitable for you. See "Selecting Your Coverage Option" below for factors to consider when discussing this with your advisor. Also see Appendix N for examples of joint life coverage when there is a significant age difference.

              Under the Protective Income Manager rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make Protective Income Manager Withdrawals each Contract Year up to a specified amount during the life of the Covered Person(s). This amount is called the "Optimal Withdrawal Amount," and is calculated as a percentage of your Contract Value. Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary. Protective Income Manager Withdrawals are guaranteed to be no lower than your initial Optimal Withdrawal Amount, even if your Contract Value falls to zero, if you do not take any withdrawals in excess of your Optimal Withdrawal Amount ("Excess Withdrawals").

              You may purchase the Protective Income Manager rider when you purchase your Contract, or at a later date under our RightTime option, provided the Covered Person (or both Covered Persons) are between ages 60 and 80 on the date the Protective Income Manager rider is issued (the "Rider Effective Date") and your initial Purchase Payment or Contract Value, as applicable, is at least $25,000 on that date.

              The availability of the Protective Income Manager rider is subject to state approval. We will not issue the Protective Income Manager rider in a state until state approval is received. Please check with your sales representative regarding approval in your state. If you purchase your Contract on or after October 1, 2011, and the Protective Income Manager rider has not been approved in your state, and you later purchase the Protective Income Manager rider under the RightTime option within 60 days of such approval, your Protective Income Manager fee will be the same as it would have been if you had purchased the Protective Income Manager rider when you purchased your Contract.

              The Protective Income Manager rider does not guarantee Contract Value or the performance of any investment option.

              Important Considerations

                If you purchase the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value are restricted. See "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS."
                If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "Death of a Covered Person.")
                If you purchase the Protective Income Manager rider, we do not accept Purchase Payments received more than 120 days after the Rider Issue Date.
                Any change in a Covered Person other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of fees.
                Excess Withdrawals will cause a "reset" of the floor on your Optimal Withdrawal Amount (which is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year) on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See "Determining Your Optimal Withdrawal Amount."
                You will begin paying the Protective Income Manager fee as of the Rider Effective Date, even if you do not begin taking Protective Income Manager Withdrawals for many years.
                You may not cancel the Protective Income Manager rider during the ten years following the Rider Effective Date.
                We do not refund any Protective Income Manager fees if the rider terminates for any reason or if you choose not to take Protective Income Manager Withdrawals.
                The automatic purchase payment plan and partial automatic withdrawal plan are not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime Option, on the Rider Effective Date we will cancel any existing automatic purchase payment plan or partial automatic withdrawal plan that you have established.
                The Protective Income Manager rider may not be available in all states, and we may otherwise limit its availability.

              The ways to purchase the Protective Income Manager rider, conditions for continuation of the benefit, process for beginning Protective Income Manager Withdrawals, and the manner in which your Optimal Withdrawal Amount is calculated are discussed below.

              You should not purchase the Protective Income Manager rider if:

                you expect to take Excess Withdrawals because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (see "Excess Withdrawals");
                you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than systematically withdrawing all of your Contract Value over time;
                it is important for you to leave a death benefit for your heirs;
                there is a significant age disparity between the two Covered Persons; or
                you do not expect to take Protective Income Manager Withdrawals (especially before the age of 95).

              Appendix J demonstrates the operation of the Protective Income Manager rider using hypothetical examples. You should review Appendix J and consult your sales representative to discuss whether the Protective Income Manager rider suits your needs.

              Purchasing Protective Income Manager

              You may purchase the Protective Income Manager rider when you purchase your Contract if your initial Purchase Payment is at least $25,000. If your initial Purchase Payment is funded, in whole or in part, by the exchange of another annuity contract or contracts, the aggregate value of your Purchase Payments within the first 120 days following the Contract Effective Date must be equal to or greater than $25,000. If the total of your Purchase Payments is less than $25,000 at the end of the Valuation Period on the 120th day following the Contract Effective Date, we will terminate Protective Income Manager and credit to your account all Protective Income Manager fees previously deducted from your Contract Value. In addition, if we terminate your Protective Income Manager, any withdrawals that you took under Protective Income Manager during the initial 120 day period will be treated as Contract withdrawals.

              If the rider is still available for sale after we issue the Contract, you may instead exercise the RightTime option to add it to your Contract any time before the Annuity Commencement Date so long as your Contract Value on the Rider Effective Date is at least $25,000 and you meet the age requirements. If you purchase the rider under the RightTime option, the rider will be subject to the terms and conditions of the Protective Income Manager rider in effect at the time it is issued. Regardless of when you purchase the rider, we do not accept Purchase Payments received more than 120 days after the Rider Issue Date.

              A Covered Person must be the Annuitant under the Contract. In addition, the Covered Person (or both Covered Persons) must be a living person between ages 60 and 80 on the Rider Effective Date, and must be either an Owner of the Contract or the spouse of the sole Owner, if the spouse is the sole Primary Beneficiary. If any Owner is a corporation, partnership, company, trust, or other "non-natural person," under Single Life Coverage the Annuitant must be the Covered Person or under Joint Life Coverage, the Annuitant and the Annuitant's spouse who is the sole primary Beneficiary must be the Covered Persons.

              Important Considerations

              The timing of the Protective Income Manager rider purchase may have a significant impact on the minimum Optimal Withdrawal Amount guarantee under the rider:

                For example, there are certain advantages to purchasing the Protective Income Manager rider early. Foremost, the rider is designed for you to receive income over the long term through periodic withdrawals. In addition, the amount you can withdraw each Contract Year under the rider will never drop below your initial Optimal Withdrawal Amount, which is calculated as a percentage of your Contract Value on the Rider Effective Date (so long as you do not take an Excess Withdrawal, which would result in a recalculation of your minimum Optimal Withdrawal Amount based on your current Contract Value). This means if you purchase the Protective Income Manager rider at issue, or early on under the RightTime option, then you will "lock in" a minimum Optimal Withdrawal Amount that will not decrease even if there is a future downturn in Sub-Account performance.
                On the other hand, if you wait to purchase the Protective Income Manager rider, you may be able to lock in a higher minimum Optimal Withdrawal Amount if Sub-Account performance has been favorable and your Contract Value has increased. In addition, the minimum Optimal Withdrawal Amount may be higher the closer you are to a Covered Person's 95th birthday when you elect the rider (assuming Sub-Account performance has not significantly decreased since the Contract Effective Date) as the rider is designed for you to withdraw a greater proportion of Contract Value over time.

              You also should consider:

                If you purchase the Protective Income Manager rider when you purchase the Contract, the annual Protective Income Manager fee is currently 0.10% lower than if you exercise the RightTime option to purchase the Protective Income Manager rider after that date. The Protective Income Manager fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime option may change.
                But, if you purchase the Protective Income Manager rider too early, you may pay the Protective Income Manager fee for a longer period than is necessary. Additionally, beginning on the Rider Effective Date, your death benefit will be the Return of Purchase Payments Death Benefit (the Maximum Anniversary Value Death Benefit will not be available) and you must comply with our Allocation Guidelines and Restrictions.

              Please consult your sales representative to discuss the appropriate time for you to purchase the Protective Income Manager rider.

              Selecting Your Coverage Option

              If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate at the time you purchase the rider whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Protective Income Manager Payment Factor and whether the Optimal Withdrawal Amount will continue to be available for the life of the surviving spouse.

              The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	N/A
Single Owner/Spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon the death of the Covered Person.	N/A
Joint Owner/Spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.

              Note: A change of Covered Persons will cause the Protective Income Manager rider to terminate and any scheduled Protective Income Manager Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. In addition, whether a spouse continues the Contract could affect the rights and benefits under the Protective Income Manager rider and could have tax consequences. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

              Important Note on Joint Life Coverage: The version of the rider issued on or after October 1, 2011 is designed to distribute all of your Contract Value by the younger Covered Person's 95th birthday. The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Commencement Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its benefit. See "Determining Your Optimal Protected Lifetime Payments Available on Maximum Annuity Commencement Date (Oldest Owner's or Annuitant's 95th Birthday)."

              Factors for you, your spouse, and your financial advisor to consider before purchasing joint life coverage under the rider include:

                Your expectations as to Separate Account performance between now and the Maximum Annuity Commencement Date. Please see Appendix N for examples demonstrating how negative, flat, and positive market performance may influence the payment of lifetime income under the rider when there is a significant age difference between Covered Persons.
                The age difference between you and your spouse. As the age difference increases (particularly when there is more than ten years between you), the more likely it is that the rider will not distribute all of your Contract Value and then make Protected Lifetime Payments.
                The age and health of the older Covered Person. If the older Covered Person does not live to age 95, then the Contract Value will be distributed by the surviving Covered Person's 95th birthday, at which time Protected Lifetime Payments under the rider will begin. You may also want to consider the sex of the older Covered Person, as females are more likely to live to age 95 than are males.
                Whether the Contract was purchased for use in connection with a Qualified Contract owned by the younger spouse. If the younger spouse is the sole Owner under the Contract, then there may be a desire for the older spouse to receive Protected Lifetime Payments under the rider in the event of the younger spouse's death. You should discuss these payments as well as the payments you might receive under other Annuity Options under your Contract.

              If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint coverage under the Protective Income Manager rider will address your financial needs and be suitable for you.

              Allocation Guidelines and Restrictions

              In order to maintain the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the Protective Income Manager rider. Please see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS."

              Determining Your Optimal Withdrawal Amount

              The Optimal Withdrawal Amount is the maximum amount that you may withdraw from your Contract Value each Contract Year without reducing or eliminating the benefits under the Protective Income Manager rider. We calculate your Optimal Withdrawal Amount each year by multiplying your Contract Value by the "Protective Income Manager Payment Factor." This factor, described in more detail below, depends upon when you purchased your rider.

              If you purchased your rider before October 1, 2011, the factor is based on:

                the age of the (younger) Covered Person on the Rider Effective Date; and, the number of years remaining until the Maximum Annuity Commencement Date.

              If you purchased your rider on or after October 1, 2011, the factor is based on:

                the age of the (younger) Covered Person on the Rider Effective Date; and, the age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount.

              Note: So long as you never take an Excess Withdrawal (described below), the amount you may withdraw from your Contract Value each year will never be less than your initial Optimal Withdrawal Amount.

              1. We determine your initial Optimal Withdrawal Amount as of the Rider Effective Date by multiplying the "Protective Income Manager Payment Factor" (described below) by your Contract Value on that date.

              For example, assume there is one Covered Person under the Protective Income Manager rider, a 75-year old who has made an initial Purchase Payment of $100,000. As provided in the Single Life Coverage table in Appendix K, the Protective Income Manager Payment Factor is 0.06661 (because she is 75). We determine the initial Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor by the Contract Value. Therefore, the initial Optimal Withdrawal Amount is $6,661 (0.06661 x $100,000).

              If you purchase the Protective Income Manager rider at the time you purchase the Contract and we receive an additional Purchase Payment within the first 120 days, then we will recalculate your initial Optimal Withdrawal Amount on the 120th day following the Contract Effective Date to equal the Protective Income Manager Payment Factor as of the Contract Effective Date multiplied by the total aggregate Purchase Payments received, less any partial surrenders made, during the 120-day period (including your initial Purchase Payment). If the 120th day is not a Valuation Day, then we will make this calculation on the next Valuation Day. We will consider this to be your initial Optimal Withdrawal Amount for purposes of calculating future Optimal Withdrawal Amount amounts.

              2.

              We recalculate your Optimal Withdrawal Amount on each subsequent Contract Anniversary prior to the Annuity Date by multiplying the Protective Income Manager Payment Factor by your Contract Value on that anniversary. We will advise you of your current Optimal Withdrawal Amount by written notice following each Contract Anniversary.

              Your Optimal Withdrawal Amount for any Contract Year can not be more than 110% of your Optimal Withdrawal Amount for the prior Contract Year. In addition, unless you have taken an Excess Withdrawal (which would result in a Reset of the Optimal Withdrawal Amount, as described below), we guarantee that your Optimal Withdrawal Amount will always be at least the greater of:

                90% of your Optimal Withdrawal Amount for the prior Contract Year; or
                Your initial Optimal Withdrawal Amount.

              For example, assume that the Covered Person described above did not take an Excess Withdrawal during her first Contract Year, and that her Contract Value on the first Contract Anniversary is $95,684. We determine the Optimal Withdrawal Amount on each Contract Anniversary by multiplying the Protective Income Manager Payment Factor by the Contract Value on that anniversary, subject to the minimum and maximum limits described above. Therefore, we first calculate the Optimal Withdrawal Amount as the Protective Income Manager Payment Factor at attained age 76 (while also taking into account her age 75 on the Rider Effective Date, since she did not take an Excess Withdrawal) times the Contract Value, or $6,614 (0.06912 x $95,684). Because this amount is less than her initial Optimal Withdrawal Amount but not more than 110% of that amount, her Optimal Withdrawal Amount will remain at $6,661 for the second Contract Year.

              Note: The Optimal Withdrawal Amount is not cumulative. If you choose to withdraw only a part of, or none of, your Optimal Withdrawal Amount in any given Contract Year, you should understand that you cannot carry over any unused Optimal Withdrawal Amount to any future Contract Years.

              Increase in Protective Income Manager Fee.  If you elect not to pay an increase in your Protective Income Manager Fee, then we will "lock in" your current Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase due to an Excess Withdrawal. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year.You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See "Protective Income Manager Fee."

              The Protective Income Manager Payment Factor.  The manner in which we calculate the Protective Income Manager Payment Factor depends upon when you purchased the rider.

                If you purchased the rider on or after October 1, 2011, we determine the Protective Income Manager Payment Factor based upon the age of the (younger) Covered Person on the Rider Effective Date, as well as that person's attained age on the date we calculate the Optimal Withdrawal Amount. On each Contract Anniversary when we recalculate your Optimal Withdrawal Amount, we will use a new Protective Income Manager Payment Factor based upon the current attained age of the (younger) Covered Person at that time, but the Protective Income Manager Payment Factor will still continue to be based on the age of the (younger) Covered Person on the Rider Effective Date unless there has been a Reset (discussed below). If you take no Excess Withdrawals, the Protective Income Manager Payment Factor increases each year as the (younger) Covered Person's age increases. Because the Protective Income Manager rider is designed for you to withdraw a greater proportion of Contract Value over time, the Optimal Withdrawal Amount tends to increase over time (assuming Sub-Account performance has not significantly decreased since the Contract Effective Date). The Protective Income Manager Payment Factors are set forth in Appendix K for Single Life Coverage and Joint Life Coverage.
                If you purchased the rider before October 1, 2011, we determine the Protective Income Manager Payment Factor based upon the number of years remaining until the Maximum Annuity Commencement Date and the age of the (younger) Covered Person on the Rider Effective Date. On each Contract Anniversary when we recalculate your Optimal Withdrawal Amount, we will use a new Protective Income Manager Payment Factor based upon the current number of years remaining until the Maximum Annuity Commencement Date; however, the Protective Income Manager Payment Factor will continue to be based on the age of the (younger) Covered Person on the Rider Effective Date unless there has been a Reset (discussed below). If you take no Excess Withdrawals, the Protective Income Manager Payment Factor increases as the length of time to the Maximum Annuity Commencement Date decreases. Because the Protective Income Manager is designed for you to withdraw a greater proportion of Contract Value over time, the Optimal Withdrawal Amount tends to increase over time (assuming Sub-Account performance has not significantly decreased since the Contract Effective Date). The Protective Income Manager Payment Factors are set forth in Appendix K for Single Life Coverage and Joint Life Coverage.

              Reset of the Minimum Optimal Withdrawal Amount.  If you take an Excess Withdrawal, the next Contract Anniversary will be a Reset Date. On that date we will Reset the "floor" for all future Optimal Withdrawal Amounts following the Reset Date. This floor is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year, as follows:

              Your Optimal Withdrawal Amount on each Contract Anniversary following the Reset Date will be the lesser of:

                Your initial Optimal Withdrawal Amount; or
                Your Optimal Withdrawal Amount as of the Reset Date.

              Note: This means we will no longer guarantee that your Optimal Withdrawal Amount will never be lower than your initial Optimal Withdrawal Amount.

              In addition, on a Reset Date, we will use a new Protective Income Manager Payment Factor to calculate your Optimal Withdrawal Amount on that date. For riders issued on or after October 1, 2011, this will be based solely on the attained age of the (younger) Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee, as discussed above). For riders issued before October 1, 2011, this will be based on the current number of years remaining until the Maximum Annuity Commencement Date, and the age of the younger Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee, as discussed above). For either version, this will result in a lower Protective Income Manager Payment Factor. For future Optimal Withdrawal Amount calculations, we will continue to base the Protective Income Manager Payment Factor on the age of the (younger) Covered Person on the Reset Date (until the next Reset Date, if any), and, for riders issued on or after October 1, 2011, as well as on that person's attained age on the date we calculate the Optimal Withdrawal Amount.

              For example, assume there is one Covered Person under the Protective Income Manager rider who was 60 on the Rider Effective Date, with an initial Optimal Withdrawal Amount of $6,852 ($6,852 = 0.05152 x $133,000). Further assume that he takes an Excess Withdrawal five years later. On the next Contract Anniversary, he is 65, and his Contract Value is $100,000. On that anniversary, we will calculate his Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor at age 65 by the Contract Value, or $5,406 (0.05406 x $100,000). We will reset his minimum Optimal Withdrawal Amount for all future years to equal the lesser of his initial Optimal Withdrawal Amount ($6,852) or the Optimal Withdrawal Amount on the Reset Date ($5,406). Therefore, his new minimum Optimal Withdrawal Amount is $5,406.

              Note: If you take an Excess Withdrawal, your Optimal Withdrawal Amount as of the Reset Date may be substantially lower than your initial Optimal Withdrawal Amount, which would mean a significant reduction in the Optimal Withdrawal Amount available to you on and after a Reset Date. You should carefully consider whether or not it is in your best interest to take an Excess Withdrawal.

              Beginning Your Protective Income Manager Withdrawals

              All Contract withdrawals taken on and after the Rider Effective Date are considered either Protective Income Manager Withdrawals or Excess Withdrawals.

                Protective Income Manager Withdrawals are aggregate withdrawals you make from your Contract Value each Contract Year that do not exceed your Optimal Withdrawal Amount.
                An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount.

              At any time prior to the Annuity Commencement Date, you may request Protective Income Manager Withdrawals individually or instruct us to send you specific Protective Income Manager Withdrawal amounts periodically by submitting to us a request that includes all of the information necessary for us to complete your request.

              Note: The Protective Income Manager rider is designed for you to take Protective Income Manager Withdrawals each Contract Year. If all your withdrawals on and after the Rider Effective Date are Protective Income Manager Withdrawals, your Optimal Withdrawal Amount will never decrease below your initial Optimal Withdrawal Amount and you may continue to withdraw that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

              The Protective Income Manager rider is designed for you to receive income. If you delay taking Protective Income Manager Withdrawals, you may shorten the period during which you may take such withdrawals due to life expectancy, so you may be paying for a benefit you are not using. Please consult your sales representative regarding the appropriate time for you to begin taking Protective Income Manager Withdrawals.

              Important Considerations

                All withdrawals, including Protective Income Manager Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59-1/2. See "CHARGES AND DEDUCTIONS, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Partial and Full Surrenders."
                All withdrawals, including Protective Income Manager Withdrawals, count towards the penalty-free withdrawal amount under the Contract. However, we do not assess a surrender charge on Protective Income Manager Withdrawals, even when surrender charges would otherwise apply. See "CHARGES AND DEDUCTIONS, Surrender Charge." Protective Income Manager Withdrawals are not subject to the minimum Contract Value limitation. See "Surrender and Partial Surrenders, Partial Surrender."

              Excess Withdrawals

              An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount. We will not recalculate your Optimal Withdrawal Amount until the next Contract Anniversary, so any subsequent withdrawal you request that Contract Year is also an Excess Withdrawal. A withdrawal that causes the aggregate withdrawals for that Contract Year to exceed the Optimal Withdrawal Amount may include amounts that qualify as a Protective Income Manager Withdrawal as well as amounts that are deemed an Excess Withdrawal.

              If you have instructed us to send you all or a portion of the Optimal Withdrawal Amount periodically, an Excess Withdrawal automatically terminates these periodic withdrawals. You may resume periodic Protective Income Manager Withdrawals beginning on the next Contract Anniversary based on the recalculated Optimal Withdrawal Amount by sending us Written Notice.

              Excess withdrawals reduce your Contract Value and death benefit. Excess Withdrawals are subject to surrender charges and count towards the penalty-free withdrawal amount under the Contract, and federal and state income taxes may apply. Excess Withdrawals are subject to the minimum Contract Value limitation. See "CHARGES AND DEDUCTIONS, Surrender Charge," "Surrender and Partial Surrenders, Partial Surrender," and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Partial and Full Surrenders."

              Note: An Excess Withdrawal will cause a Reset on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See "Determining Your Optimal Withdrawal Amount." You should not purchase the Protective Income Manager rider if you intend to take Excess Withdrawals.

              If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.

              Required Minimum Distributions

              If the Protective Income Manager rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The Protective Income Manager rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "QUALIFIED RETIREMENT PLANS."

              We permit withdrawals from a Qualified Contract that exceed the Optimal Withdrawal Amount in order to satisfy the RMD for the Qualified Contract without compromising the Protective Income Manager guarantee. In particular, if you provide us with Written Notice of an RMD at the time you request a Protective Income Manager Withdrawal from your Qualified Contract, we will compute an amount that is treated under the Protective Income Manager rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the Protective Income Manager rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a Protective Income Manager Withdrawal, the entire amount by which the withdrawal exceeds any remaining Optimal Withdrawal Amount for the Contract Year will reduce the amount of your future Optimal Withdrawal Amount and could reduce or eliminate the benefit under the Protective Income Manager rider.

              In the future, we may institute certain procedures, including requiring that the RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the Optimal Withdrawal Amount for the corresponding Contract Year.

              In general, under the Protective Income Manager rider, you may withdraw the greater of (i) your Optimal Withdrawal Amount for a Contract Year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your Contract Year.

              Note: If you begin taking Protective Income Manager Withdrawals before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum Protective Income Manager Withdrawal for the Contract Year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the Protective Income Manager rider will be the greater of your first RMD or Optimal Withdrawal Amount plus the greater of your second RMD or Optimal Withdrawal Amount minus your actual withdrawals in the previous Contract Year. Thereafter, the maximum allowed is the greater of the Optimal Withdrawal Amount or the RMD determined as of the preceding December 31st.

              Reduction of Contract Value to Zero

              If your Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal, we will terminate your rider and settle the benefit under your Protective Income Manager rider as follows:

                We will pay your remaining Optimal Withdrawal Amount in accordance with your instructions until the Contract Anniversary following the date of the transaction that reduced the contract Value to zero;
                We will establish an Annuity Commencement Date that is the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero;
                We will continue to recalculate your Optimal Withdrawal Amount on each Contract Anniversary until the earlier of the death of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) or the Maximum Annuity Commencement Date. As described above under "Determining your Optimal Withdrawal Amount," your Optimal Withdrawal Amount on each Contract Anniversary is equal to your Contract Value multiplied by the Protective Income Manager Payment Factor, and will always be at least the greater of: (a) 90% of your Optimal Withdrawal Amount for the prior Contract Year; or (b) your initial Optimal Withdrawal Amount (or your Optimal Withdrawal Amount as of the most recent Reset Date, if applicable). Because your Contract Value will be zero, this means your Optimal Withdrawal Amount will decrease by 10% each Contract Year, but will never drop below your initial Optimal Withdrawal Amount (or your Optimal Withdrawal Amount as of the most recent Reset Date, if applicable).
                If a Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) is alive on the Maximum Annuity Commencement Date, then you will begin receiving Protected Lifetime Payments as described below under "Protected Lifetime Payments Available on Maximum Annuity Commencement Date (Oldest Owner's or Annuitant's 95th Birthday)."
                If Single Life Coverage was selected and the Covered Person dies, no further payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) are payable. If Joint Life Coverage was selected and one Covered Person dies, the remaining payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) will be made at least as rapidly as they were made prior to the death of the first Covered Person.

              If you request a full surrender and your Contract Value at the time of the request is less than your remaining Optimal Withdrawal Amount for that Contract Year, first, we will pay you a lump sum equal to such remaining Optimal Withdrawal Amount. As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive after the Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

              If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.

              Protected Lifetime Payments Available on Maximum Annuity Commencement Date (Oldest Owner's or Annuitant's 95th Birthday)

              The Protective Income Manager rider will terminate on the Annuity Commencement Date, whether or not you have begun your Protective Income Manager Withdrawals. You must annuitize the Contract no later than the Maximum Annuity Commencement Date.

              If your Protective Income Manager rider is in effect on the Maximum Annuity Commencement Date, then you may select one of the Annuity Options available to you under your Contract (see "ANNUITY PAYMENTS, Annuity Options") or the Protective Income Manager rider's Protected Lifetime Payment Annuity Option. This option provides fixed monthly annuity payments for the life of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected), as follows:

                If no Reset Date has occurred under the Protective Income Manager rider, then each Protected Lifetime Payment will be equal to your initial Optimal Withdrawal Amount divided by 12.
                If any Reset Date has occurred under the Protective Income Manager rider because you have taken one or more Excess Withdrawals, then each Protected Lifetime Payment will be equal to the lesser of: (a) your initial Optimal Withdrawal Amount, divided by 12; or (b) the Optimal Withdrawal Amount calculated on the most recent Reset Date, divided by 12.

              If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the Protected Lifetime Payments described above; or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Commencement Date. For more information regarding Annuity Options, including Certain Period options, see "ANNUITY PAYMENTS, Annuity Options".

              Important Considerations. Please consult your financial adviser to discuss whether to elect the rider's Protected Lifetime Payment Annuity Option or one of the Annuity Options available on the Maximum Annuity Commencement Date. Among other things, you should consider the amount of the payments you would receive under each available option, your tax situation, whether you want variable or fixed payments, your need for income over the life of one or two individuals, and whether you desire to leave any benefit to your Beneficiary(ies).

              Death of a Covered Person Before the Annuity Commencement Date

              If there is one Covered Person and he or she dies before the Annuity Commencement Date, the Protective Income Manager rider terminates upon the Covered Person's death. If there are two Covered Persons and one dies before the Annuity Commencement Date, we will continue the Contract and the Protective Income Manager rider and continue to calculate the Optimal Withdrawal Amount as if no death had occurred so long as the Contract is not terminated by the surviving spouse. See "DEATH BENEFIT."

              If you purchase the Protective Income Manager rider, your death benefit under the Contract will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date.

              Protective Income Manager Fee

              We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The percentage is currently 1.00% (on an annual basis) if you purchase the rider at the time you purchase the Contract and 1.10% (on an annual basis) if you purchase the rider under our RightTime option. We calculate this fee as a percentage of the greatest of:

                the Contract Value on the fee calculation date;
                the Contract Value on the later of the Rider Effective Date or the most recent Reset Date; or
                if the rider is purchased on the Contract Effective Date, the sum of all Purchase Payments made within the first 120 days following the Contract Effective Date (this does not apply to fee calculations occurring during the 120-day period).

              Beginning with the month following the Rider Effective Date and continuing monthly through the Annuity Commencement Date, we calculate the monthly Protective Income Manager fee as of each Valuation Period containing a Monthly Anniversary Day. We deduct the fee on the Valuation Day that occurs after the Valuation Period during which it was calculated. We deduct the Protective Income Manager fee from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA. Accordingly, you must have transferred some assets from your DCA account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a partial surrender, but we will not reduce any penalty-free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the rider.

              We reserve the right to increase the Protective Income Manager fee, but it will never exceed 2.20% (if purchased under our RightTime option) or 2.00% (if purchased at time of Contract issue) on an annual basis. If we increase the Protective Income Manager fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay an increase in your Protective Income Manager Fee, then we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year.You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee.

              Terminating the Protective Income Manager Rider

              We will terminate the Protective Income Manager rider upon the earliest of:

                the Valuation Date you terminate the Protective Income Manager rider (permitted after the Protective Income Manager rider has been in effect for at least ten years);
                the Valuation Date the Contract is surrendered or terminated;
                the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;
                the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under "Reduction of Contract Value to Zero");
                the Valuation Date we receive instructions from you that results in a change in Covered Person(s);
                for a Protective Income Manager rider with one Covered Person, the date of the Covered Person's death before the Annuity Commencement Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);
                for a Protective Income Manager rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Commencement Date;
                the Annuity Commencement Date (subject to any obligation we may have to make Protected Lifetime Payments to you, as set forth above under "Protected Lifetime Payments Available on Maximum Annuity Commencement Date (Oldest Owner's or Annuitant's 95th Birthday)"); or
                the Valuation Date there is noncompliance with our Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits.

              Deduction of the monthly fee for the Protective Income Manager rider ceases upon termination. We will not refund the Protective Income Manager fees you have paid if the Protective Income Manager rider terminates for any reason. If the Protective Income Manager rider terminates, you may not reinstate it or purchase a new rider except as described below under "Reinstating the Protective Income Manager rider within 30 Days of Termination."

              Reinstating the Protective Income Manager rider within 30 Days of Termination

              If your Protective Income Manager rider terminated due to a Prohibited Allocation Instruction (see "ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS"), you may request that we reinstate the rider.

              Your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value and/or resume portfolio rebalancing in accordance with our Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same Rider Effective Date, Optimal Withdrawal Amount, and Protective Income Manager fee as it had prior to termination. We will deduct any fees and make any other adjustments that were scheduled during the period of termination so that after the reinstatement, the Protective Income Manager rider will be as though the termination never occurred.

              Tax Consequences

              Treatment of Civil Unions and Domestic Partners.  The Protective Income Manager rider's provisions relating to marital status are interpreted under applicable state law. For example, if state law affords legal recognition to domestic partnerships or civil unions, the Rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the Rider. However, as described in "Death Benefit - Continuation of the Contract by a Surviving Spouse," for federal tax law purposes such individuals are not treated as "spouses." As a result, if a beneficiary of a deceased owner and the Owner were parties to such a relationship, the beneficiary will be required by federal law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the value of the Protective Income Manager rider benefit.

              An individual who is a party to a civil union or a domestic partnership should not purchase the Protective Income Manager rider before consulting legal and financial advisors and carefully evaluating whether the Protective Income Manager rider is suitable for his or her needs.

              Other Tax Matters.  For a general discussion of tax consequences specific to the Protective Income Manager rider, see "TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Guaranteed Lifetime Withdrawal Benefits and QUALIFIED RETIREMENT PLANS, Guaranteed Lifetime Withdrawal Benefits."

              ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS

              In order to maintain the SecurePay rider or the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under these riders.

              Specifically, you must: (1) allocate all of your Purchase Payments and Contract Value in accordance with the Allocation by Investment Category guidelines (described below); or (2) allocate all of your Purchase Payments and Contract Value in accordance with one of the three eligible Benefit Allocation Model Portfolios (described below). You may also allocate your Purchase Payments to the dollar cost averaging ("DCA") Fixed Account(s), provided that transfers from the DCA Fixed Account are allocated to the Sub-Accounts in accordance with the Allocation Guidelines and Restrictions described above. If you select the Protective Income Manager rider you also must participate in the Allocation Adjustment.

              NOTE: The Allocation Guidelines and Restrictions, as well as the inclusion of funds that employ volatility management strategies in the investment options available under your Contract, are intended in part to reduce risks of investment losses that would require us to use our own assets to make payments in connection with the guarantees provided by the SecurePay rider and the Protective Income Manager rider. The Allocation Adjustment Guidelines and the use of volatility management strategies are designed to reduce the overall volatility of your portfolio of investment options. During rising markets, the Guidelines and funds could cause Contract Value to rise less than would have been the case had you been invested in more aggressive investment strategies. Conversely, investing according to the Allocation Adjustment Guidelines, and in funds that employ volatility management strategies, may be helpful in a declining market when high market volatility triggers a reduction in the Fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Contract Value may decline less than would have been the case had you not been invested in a Fund that features a volatility management strategy. There is no guarantee that the Allocation Adjustment Guidelines, or funds with volatility management strategies can limit volatility in your investment portfolio, and you may lose principal.

              To the extent the strategies underlying the Allocation Guidelines and Restrictions and the managed volatility funds are successful, we will benefit from a reduction of the risk arising from our guarantee obligations under the rider and we will have less risk to hedge under the rider than would be the case if Contract Owners did not invest in accordance with the Allocation Guidelines and Restrictions. The Allocation Guidelines and Restrictions may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

              Allocation by Investment Category.  The following Allocation by Investment Category guidelines specify the minimum and maximum percentages of your Contract Value that must be allocated to each of the three categories of Sub-Accounts listed below in order for you to remain eligible for benefits under the SecurePay rider or the Protective Income Manager rider (unless you are fully invested in a Benefit Allocation Model, as described above). You can select the percentage of Contract Value to allocate to individual Sub-Accounts within each group, but the total investment for all Sub-Accounts in a group must comply with the specified minimum and maximum percentages for that group.

              These Allocation by Investment Category guidelines may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

              NOTE: You may not allocate any of your Purchase Payments or Contract Value to the Fixed Account.

              Allocation by Investment Category

Category 1	Category 2	Category 3
Minimum Allocation: 35%	Minimum Allocation: 0%	Minimum Allocation: 0%
Maximum Allocation: 100%	Maximum Allocation: 65%	Maximum Allocation: 30%
Unmonitored	Unmonitored	Unmonitored
Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series- Moderate	Protective Life Dynamic Allocation Series- Growth(1)
Fidelity VIP Investment Grade Bond	Monitored(2)	Monitored(2)
Franklin US Government Securities VIP	Fidelity VIP Freedom Fund 2015(1)	Fidelity VIP Mid Cap
Templeton Global Bond VIP	Franklin Income VIP	Franklin Flex Cap Growth VIP
Lord Abbett Bond-Debenture	MFS® Total Return	Franklin Small Cap Value VIP
MFS® Total Return Bond	Fidelity VIP Equity Income(1)	Franklin Small-Mid Cap Growth VIP
Oppenheimer Government Money Fund/VA	Fidelity VIP Freedom Funds 2020(1)	Goldman Sachs VIT Growth Opportunities(3)
Oppenheimer Global Strategic Income	Fidelity VIP Index 500	Goldman Sachs MidCap Value(3)
PIMCO VIT Long-Term US Government	Franklin Rising Dividends VIP	Goldman Sachs Strategic International Equity(3)
PIMCO VIT Low Duration	Goldman Sachs Strategic Growth(3)	Goldman Sachs Small Cap Equity Insights(3)
PIMCO VIT Real Return	Goldman Sachs Large Cap Value(3)	Legg Mason ClearBridge Variable Mid Cap Core
PIMCO VIT Short-Term	Goldman Sachs US Equity Insights(3)	Legg Mason ClearBridge Variable Small Cap Growth
PIMCO VIT Total Return	Lord Abbett Calibrated Dividend Growth	Lord Abbett Growth Opportunities
Invesco V.I. Government Securities	Lord Abbett Growth and Income	Lord Abbett International Opportunities
Invesco V.I. Balanced Risk Allocation	Lord Abbett Classic Stock	Lord Abbett Mid-Cap Stock
	Lord Abbett Fundamental Equity	MFS® New Discovery
	MFS® Growth	MFS® Research
	MFS® Massachusetts Investors Growth Stock	MFS® Utilities
	MFS® Investors Trust	Oppenheimer Capital Appreciation
	MFS® Value	Oppenheimer Global
	Franklin Mutual Shares VIP	Oppenheimer Discover Mid-Cap Growth(1)
	Oppenheimer Main Street	Royce Capital Micro-Cap
	Invesco V.I. Comstock	Royce Capital Small-Cap
	Invesco V.I. Growth and Income	Templeton Foreign VIP
	Invesco V.I. Equity & Income	Templeton Growth VIP
	Fidelity VIP Contrafund	Invesco V.I. Mid Cap Growth
Invesco V.I. American Franchise(1)
Invesco V.I. International Growth(1)
Invesco V.I. American Value
VIF Global Real Estate
Fidelity VIP Growth(1)

              (1) This Sub-Account is not available to Contracts purchased on or after November 2, 2009.

              (2) Under the Allocation Adjustment Program, we monitor the performance of certain Sub-Accounts that are identified in this table. For a description of the procedures we employ in monitoring the Sub-Accounts and the Allocation Adjustment Program, see “The Allocation Adjustment Program (patent pending).”

              (3) Sub-Accounts investing in Institutional Class shares of the Funds of the Goldman Sachs Variable Insurance Trust are only available to Contracts issued before May 1, 2008. Service Class shares of the Funds are available to Contracts issued on or after May 1, 2008.

              The Benefit Allocation Model Portfolios.  Effective November 2, 2009, each of the Model Portfolios except the Aggressive Growth model will satisfy our Allocation Guidelines and Restrictions, including the Allocation by Investment Category guidelines (the "Benefit Allocation Model Portfolios"). See "Asset Allocation Model Portfolios."

              In general, the investment strategies employed by the Benefit Allocation Model Portfolios all include allocations that focus on conservative, high quality bond funds, that combine bond funds and growth stock funds, or that emphasize growth stock funds while including a significant weighting of bond funds. Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. If you are seeking a more aggressive growth strategy, the Benefit Allocation Model Portfolios are probably not appropriate for you.

              If you allocate your Purchase Payments and Contract Value in accordance with one of the eligible Benefit Allocation Model Portfolios, we will allocate your Purchase Payments and transfers out of the DCA Fixed Accounts, as the case may be, in accordance with the Benefit Allocation Model Portfolio you selected. If you purchase the SecurePay rider or the Protective Income Manager rider under the RightTime option, we will allocate existing Sub-Account and Fixed Account values to the Benefit Allocation Model Portfolio that you selected. Although you may allocate your Purchase Payments and Contract Value to a Benefit Allocation Model Portfolio, you may only select one Benefit Allocation Model Portfolio at a time. You may, however, change your Benefit Allocation Model Portfolio selection provided the new portfolio is one specifically permitted for use with the SecurePay rider or the Protective Income Manager rider. You may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account (except for the DCA Fixed Account(s)).

              The Allocation Adjustment Program (patent pending).  If you have selected the Protective Income Manager rider you must participate in the Allocation Adjustment. As with the Allocation by Investment Category guidelines and the Benefit Allocation Model Portfolios, the Allocation Adjustment is designed to limit our risk under the Protective Income Manager rider.

              Under this program, each Sub-Account is designated as either monitored or unmonitored. We will monitor the performance of each monitored Sub-Account of the Allocation by Investment Categories (see "Allocation by Investment Category" above). We will not monitor the Oppenheimer Government Money Fund/VA Sub-Account, any of the other Sub-Accounts in Category 1 or any of the other unmonitored Sub-Accounts.

              If, on any Monthly Anniversary Date after the first Contract Anniversary, the Accumulation Unit value of a monitored Sub-Account drops below a specified level the Sub-Account will be "restricted" from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Oppenheimer Government Money Fund/VA Sub-Account.

              Under the Allocation Adjustment Program, we calculate a 12-month Simple Moving Average ("SMA") for each monitored Sub-Account on each Monthly Anniversary Date. Each Sub-Account's SMA is the average Accumulation Unit value for that Sub-Account based on its Accumulation Unit value on the current Monthly Anniversary Date and each of the last 11 Monthly Anniversary Dates.

                For example, assume a monitored Sub-Account's Accumulation Unit values were $4.19, 3.81, 3.29, 2.98, 3.15, 3.33, 2.94, 3.73, 4.53, 5.35, 5.41, and 5.76 on each of the 12 most recent Monthly Anniversary Dates. Based on these Accumulation Unit values, its SMA on the most recent Monthly Anniversary Dates would be $4.04 (the sum of the 12 most recent Monthly Anniversary Dates' Accumulation Unit values divided by 12).

              If a monitored Sub-Account has not been in existence for 12 months, we will calculate the SMA using the net asset value of the Fund in which the Sub-Account invests, adjusted for Contract charges and expenses, for each month no Accumulation Unit value is available.

              Once we calculate a monitored Sub-Account's SMA on a Monthly Anniversary Date, we then compare that SMA to the Sub-Account's current Accumulation Unit value on that Monthly Anniversary Date. If the monitored Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA over the 12 most recent Monthly Anniversary Dates, then we will consider the Sub-Account to be restricted. This means:

                On that Monthly Anniversary Day, we will transfer any Contract Value you have in the restricted Sub-Account to the Oppenheimer Government Money Fund/VA Sub-Account;
                You may not allocate Purchase Payments or transfer Contract Value into a restricted Sub-Account;
                If we receive instructions from you on or after that Monthly Anniversary Day requesting an allocation or transfer to the restricted Sub-Account, we will allocate or transfer the requested amount to the restricted Sub-Account, and then immediately transfer the amount to the Oppenheimer Government Money Fund/VA Sub-Account;
                When effecting periodic portfolio rebalancing, we will "re-balance" your Variable Account value according to your most recent allocation instructions, but will include the Oppenheimer Government Money Fund/VA Sub-Account in place of the restricted Sub-Account; and
                Any automatic transfers from the DCA Fixed Account to the restricted Sub-Account will be redirected to the Oppenheimer Government Money Fund/VA Sub-Account.

              You may transfer your Contract Value in the Oppenheimer Government Money Fund/VA Sub-Account to any non-restricted or unmonitored Sub-Account, and/or submit new allocation instructions to allocate additional Purchase Payments, rebalance your Contract Value, and apply automatic DCA transfers to any non-restricted or unmonitored Sub-Accounts, provided your new instructions are consistent with the Allocation by Investment Category guidelines.

              We will no longer consider the Sub-Account to be restricted when, on a subsequent Monthly Anniversary Day, the Sub-Account's current Accumulation Unit value is greater than its current 12-month SMA. If that occurs, on that Monthly Anniversary Day we will transfer all of your Contract Value in the Oppenheimer Government Money Fund/VA Sub-Account attributable to the previously restricted Sub-Account back to the previously restricted Sub-Account based on your current allocation percentages. At this time you also may resume allocating Purchase Payments and transferring Contract Value into the previously restricted Sub-Account, and we will resume any automated transactions involving the previously restricted Sub-Account.

              If any Monthly Anniversary Day is not a Valuation Day, we will effect the changes described above as of the next Valuation Day. We will not assess a transfer charge on transfers made pursuant to the Allocation Adjustment or count such transfers towards the 12 transfers allowed each Contract Year without charge. We will provide a written confirmation to you of any transfer or other allocation made pursuant to the Allocation Adjustment.

              Note: Investing in monitored Sub-Accounts that experience higher volatility, and therefore more volatile Accumulation Unit values, may increase the likelihood of those Sub-Accounts being restricted from investment. Therefore, the Allocation Adjustment Program may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if this program is consistent with your investment objectives.

              You should not view the Allocation Adjustment Program as a "market timing" or other type of investment program designed to enhance your earnings under the Contract. If we transfer Contract Value from one or more monitored Sub-Accounts to the Oppenheimer Government Money Fund/VA Sub-Account during a market downturn, your Contract Value will not be available to participate in any upside potential if there is a subsequent recovery until the next Monthly Anniversary when the Accumulation Unit Value of the Sub-Account rises above the SMA. Please see Appendix H in this Prospectus for an example of the Allocation Adjustment Program.

              The Allocation Adjustment Program ceases when we receive Due Proof of Death of the Owner at our Administrative Office. This means that we will no longer monitor the performance of each Sub-Account in Categories 2 and 3, and those Sub-Accounts can no longer be "restricted" from allocations of Contract Value based on the 12-month SMA. When Due Proof of Death is received at our Administrative Office, any Contract Value in the Oppenheimer Government Money Fund/VA Sub-Account attributable to a restricted Sub-Account will remain in that Oppenheimer Government Money Fund/VA Sub-Account and will not be transferred back to the previously restricted Sub-Account when that Sub-Account is no longer restricted.

              Changes to the Allocation Guidelines and Restrictions.  For purposes of the Allocation by Investment Category guidelines, we determine in our sole discretion whether a Sub-Account is classified as Category 1, Category 2, or Category 3 or whether it is monitored or unmonitored. We will provide you with written notice at least five business days before making any changes in classification of Sub-Accounts. We may change the list of Sub-Accounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, or change the Sub-Accounts that are or are not available to you, at any time, in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider or the Protective Income Manager rider. We will provide you with written notice at least five business days before making any such modifications.

              With respect to the Benefit Allocation Model Portfolios, we determine in our sole discretion whether a Benefit Allocation Model Portfolio will continue to be available with the SecurePay rider or the Protective Income Manager rider. We may offer additional Benefit Allocation Model Portfolios or discontinue existing Benefit Allocation Model Portfolios at any time in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider or the Protective Income Manager rider. We will provide you with Written Notice at least five business days before any changes to the Benefit Allocation Model Portfolios take effect.

              For purposes of the Allocation Adjustment, we will not change how we monitor Sub-Accounts (i.e., by applying a 12-month Simple Moving Average, or SMA) once you purchase the Protective Income Manager rider, but we may use a different mathematical model for Protective Income Manager riders we issue in the future. We reserve the right to terminate the Allocation Adjustment at any time in our sole discretion by Written Notice. We will provide you with Written Notice at least five business days before terminating the Program.

              If you receive notice of a change to the Allocation Guidelines and Restrictions, you are not required to take any action. We will continue to apply Purchase Payments you submit without allocation instructions, and process automatic DCA and portfolio rebalancing transfers, according to your Contract allocation established before the Allocation Guidelines and Restrictions changed. We will only apply the new Allocation Guidelines and Restrictions to additional Purchase Payments submitted with new allocation instructions or to future transfers of Contract Value (not including DCA transfers or transfers made to reallocate your Contract Value under the portfolio rebalancing program) because allocation instructions that accompany a Purchase Payment and instructions to transfer Contract Value change your current Contract allocation. This means you will not be able to make additional Purchase Payments submitted with new allocation instructions or transfers of Contract Value until your current allocation instructions meet the Allocation Guidelines and Restrictions in effect at that time (although you will still be required to participate in the portfolio rebalancing program).

              Portfolio Rebalancing  You must elect portfolio rebalancing if you select the SecurePay rider or the Protective Income Manager rider. Under this program, we will "re-balance" your Variable Account value based on your allocation instructions in effect at the time of the rebalancing. Whether your Contract Value is invested according to the Allocation by Investment Category guidelines or a Benefit Allocation Model Portfolio, we will rebalance your Contract Value to restore it to your most recent allocation instructions. You may specify rebalancing on a quarterly, semi-annual, or annual basis. If you do not specify the period, we will rebalance your Variable Account value semi-annually based on the Rider Effective Date. We will also rebalance your Variable Account value each time your Contract allocation is changed, for example, when we receive a request to transfer Contract Value (not including DCA or portfolio rebalancing transfers) or when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions. (See "Portfolio Rebalancing.")

              Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the SecurePay rider. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

              If you terminate the rebalancing of your Variable Account value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider or Protective Income Manager rider (see below).

              Prohibited Allocation Instructions.  If you instruct us to allocate Purchase Payments or Contract Value, or to take withdrawals or partial surrenders, in a manner that is not consistent with our Allocation Guidelines and Restrictions (a "Prohibited Allocation Instruction"), we will terminate your SecurePay rider or Protective Income Manager rider. For example, if you are following the Allocation by Investment Category guidelines and you instruct us to transfer 40% of your Contract Value to the Fidelity VIP Contrafund Sub-Account, we will consider this to be a Prohibited Allocation Instruction because the maximum allocation you may make to the Sub-Accounts in Category 3 is 30% of your Contract Value.

              For purposes of allocating your Purchase Payments and Contract Value, a Prohibited Allocation Instruction includes:

                allocating a Purchase Payment so that the allocation of your Contract Value following the Purchase Payment is inconsistent with the Allocation Guidelines and Restrictions;
                directing a dollar cost averaging transfer so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions;
                transferring any Contract Value so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions;
                deducting the proceeds of a withdrawal or partial surrender from an Allocation Option so that the allocation of your Contract Value following the withdrawal or surrender is inconsistent with the Allocation Guidelines and Restrictions; or
                terminating the rebalancing of your Contract Value.

              If we terminate your SecurePay rider or Protective Income Manager rider due to a Prohibited Allocation instruction, you may reinstate the rider subject to certain conditions. See "Reinstating the SecurePay Rider Within 30 Days of Termination or "Reinstating the Protective Income Manager Rider Within 30 Days of Termination," as applicable.

              Special Note For SecurePay Riders Issued Before December 1, 2008.  Effective December 1, 2008, we revised the Allocation Guidelines and Restrictions for the SecurePay rider. Prior to that date, in order to maintain the SecurePay rider, an Owner was required to allocate Purchase Payments and Contract Value in accordance with one of several specified asset allocation models developed for Protective by Mesirow Financial (the "Mesirow Model Portfolios"). If you had Contract Value in a Mesirow Model Portfolio on December 1, 2008, your Contract Value and any additional Purchase Payments you submit without allocation instructions will remain allocated in accordance with that Model until you request a change in your Contract allocation (e.g., by submitting a Purchase Payment with new allocation instructions or instructing us to transfer your Contract Value). Once you request a change, however, your new Contract allocation (and any future allocation instructions) must satisfy the Allocation Guidelines and Restrictions by either being invested in accordance with the Allocation by Investment Category guidelines or in accordance with one of the three currently eligible Benefit Allocation Model Portfolios. If it does not, we will consider your allocation to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider. Please note that if you are still invested in a Mesirow Model Portfolio and you terminate the rebalancing of your Contract Value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider.

              SUSPENSION OR DELAY IN PAYMENTS

              Payments of a partial or full surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a partial or full surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

                when the New York Stock Exchange is closed;
                when trading on the New York Stock Exchange is restricted;
                when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account);
                when the SEC, by order, so permits for the protection of security holders; or
                your premium check has not cleared your bank.

              If, pursuant to SEC rules, the Oppenheimer Government Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the Oppenheimer Government Money Fund/VA Sub-Account until the Fund is liquidated.

              We may delay payment of a partial or full surrender from the Guaranteed Account for up to six months where permitted.

              SUSPENSION OF CONTRACTS

              If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

              CHARGES AND DEDUCTIONS

              Surrender Charge (Contingent Deferred Sales Charge)

              General

              We do not deduct any charge for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you make a full or partial surrender before the Annuity Commencement Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. (See "ANNUITY PAYMENTS, Annuity Commencement Date."). We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

              In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

              If you elect the SecurePay rider, we impose a surrender charge on Excess Withdrawals but not on SecurePay Withdrawals. If you elect the Protective Income Manager rider, we impose a surrender charge on Excess Withdrawals but not on Protective Income Manager Withdrawals. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

              Penalty-Free Withdrawal Amount

              Each Contract Year you may withdraw a specified amount, called the "penalty-free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the penalty-free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the penalty-free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the penalty-free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the penalty-free withdrawal amount in any Contract Year may be subject to surrender charges. Withdrawals, including withdrawals of the penalty-free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal penalty tax if taken before the Owner reaches age 59-1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Partial and Full Surrenders.")

              If you elect the SecurePay rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the penalty-free withdrawal amount. If you elect the Protective Income Manager rider, we count Protective Income Manager Withdrawals and Excess Withdrawals when determining the penalty-free withdrawal amount. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

              Determining the Surrender Charge

              We calculate the surrender charge by first allocating surrendered Contract Value in excess of any penalty-free withdrawal amount to Purchase Payments or portions of Purchase Payments not previously assessed with a surrender charge on a "first-in, first-out" (FIFO) basis. We then allocate any remaining surrendered Contract Value pro-rata to these Purchase Payments. The surrender charge is the total of each of the allocated amounts of surrendered Contract Value multiplied by its applicable surrender charge percentage, as shown below. If the surrendered Contract Value exceeds any penalty-free withdrawal amount and if no surrendered Contract Value was allocated to Purchase Payments, we determine the surrender charge on the surrendered Contract Value by applying the surrender charge percentage associated with the most recent Purchase Payment we accepted.

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge as Percentage of Amount Surrendered
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0%

              Refer to Appendix B for an example of how the surrender charge is calculated.

              We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract.

              Waiver of Surrender Charges

              We will not apply a surrender charge if you fully surrender your Contract when the Contract Value is 25% or less of the value of the death benefit.

              We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in savings of sales expenses, or where the sponsor of a Qualified Plan determines to surrender a Qualified Contract when there has been a modification to the Investment Options available under the Contract. We will determine the entitlement to such a reduction in surrender charge.

              We may also waive surrender charges on partial surrenders taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See "QUALIFIED RETIREMENT PLANS.") During any Contract Year, the total amount of such partial surrenders will reduce the penalty-free withdrawal amount available on any subsequent partial surrender.

              We also may waive surrender charges (1) for Contracts issued in connection with fee-only arrangements between the purchaser and the registered representative of the selling broker-dealer and (2) for Contracts issued to employees and registered representatives of any member of the selling group, or to officers, directors, trustees or bona-fide full time employees of Protective Life or the investment advisors of any of the Funds or their affiliated companies (based upon the Owner's status at the time the Contract is purchased). In either case, no marketing expenses or sales commissions are associated with such Contracts.

              Mortality and Expense Risk Charge

              To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 1.20% (1.05% for Contracts issued on or after December 1, 2008 but before October 1, 2011, and 0.95% for Contracts issued before December 1, 2008) of the average daily net assets of the Variable Account attributable to your Contract.

              The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.

              Administration Charge

              We will deduct an administration charge equal, on an annual basis, to 0.10% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

              Death Benefit Fee

              If you select the Maximum Anniversary Value Death Benefit (or, for Contracts issued before December 1, 2008, the Return of Purchase Payments Death Benefit), we assess a death benefit fee (the "CoverPay Fee") to compensate us for the cost of providing this death benefit. We calculate the death benefit fee as of each Monthly Anniversary Day on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Day. We will deduct the death benefit fee pro-rata from the Allocation Options (e.g., in the same proportion that each Allocation Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your death benefit. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "FEDERAL TAX MATTERS.") We do not assess the death benefit fee after the Annuity Commencement Date.

              If your Contract was issued before December 1, 2008, the CoverPay Fee is equal, on an annualized basis, to 0.30% of your annualized death benefit value measured on each Monthly Anniversary Day for the Maximum Anniversary Value Death Benefit or 0.10% of your annualized death benefit value measured on each Monthly Anniversary Day for the Return of Purchase Payments Death Benefit. If your Contract is issued on or after December 1, 2008, the CoverPay Fee is equal, on an annualized basis, to 0.20% of your annualized death benefit value measured on each Monthly Anniversary Day for the Maximum Anniversary Value Death Benefit. For example, assume your Contract was issued after December 1, 2008 and you elected the Maximum Anniversary Value Death Benefit, which, on any Monthly Anniversary Day, is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest anniversary value attained as of that day. (See "DEATH BENEFIT, Maximum Anniversary Value Death Benefit" for a more complete description.) If on a Monthly Anniversary Day your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the CoverPay Fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the CoverPay Fee we deduct on that day will be based on your greatest anniversary value attained of $120,000.

              For Contracts issued before October 1, 2011, the ValuPay Fee option also was available. See Appendix M for more information.

              Contracts purchased before May 1, 2005. An asset-based death benefit fee was available in Contracts purchased before May 1, 2005. The asset-based fee for the Return of Purchase Payments Death Benefit is equal, on an annualized basis, to 0.15% of your Contract Value measured on each Monthly Anniversary Day. The asset-based fee for the Annual Ratchet Death Benefit (now called the Maximum Anniversary Value Death Benefit) is equal, on an annualized basis, to 0.45% of your Contract Value measured on each Monthly Anniversary Day. We collect this fee on each Monthly Anniversary Day through the Annuity Commencement Date. We collect this fee whether or not the value of the death benefit is greater than the Contract Value on any Monthly Anniversary Day.

              SecurePay Fee

              We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day. The monthly fee is deducted from the Sub-Accounts in the same proportion that the value of each Sub-Account bears to the total Contract Value in the Variable Account on that date.

              The SecurePay Fee (as an annualized percentage of the Benefit Base on each Monthly Anniversary Day) will vary depending on when you purchase the rider and whether or not you have selected an optional SecurePay feature, as follows:

		Current
	Maximum	SecurePay riders issued on or after October 1, 2011	SecurePay riders issued on or after May 1, 2010 and before October 1, 2011	SecurePay riders issued on or after May 1, 2009 and before May 1, 2010
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.80%	0.80%	0.80%
Purchase of SecurePay rider under RightTime option	0.95%	0.90%	0.90%	0.90%
Purchase of SecurePay rider with SecurePay R72 Benefit at time of Contract Purchase	1.40%	1.20%	1.20%	1.20%
Purchase of SecurePay rider with SecurePay R72 Benefit under RightTime option	1.60%	1.30%	1.30%	1.30%

              SecurePay Riders issued before May 1, 2009:

	Maximum	Current(1)
SecurePay rider	0.95%	0.80%
SecurePay rider with SecurePay R72 Benefit	1.40%	1.20%
SecurePay rider with SecurePay GMAB	1.30%	0.95%
SecurePay rider with SecurePay R72 Benefit and SecurePay GMAB	1.70%	1.35%

              (1) The current SecurePay Fee may be lower for certain Owners who elected not to pay increases in the fee that became effective on September 5, 2014 and February 16, 2009.

              We reserve the right to increase the SecurePay Fee up to the maximum stated above if, in our sole discretion, the increase is necessary or appropriate to cover the cost Protective Life incurs to mitigate the risks associated with offering the rider. We will not increase the SecurePay Fee above the maximum amounts, however.

              If we increase the SecurePay Fee, we will give you at least 30 days' written notice prior to the increase which notice will identify the date the increase in the SecurePay Fee will take place and provide instructions on how to accept or decline the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. If you have purchased the SecurePay R72 Benefit, we also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. (See "SECUREPAY WITH RightTime OPTION.")

              If you purchased a SecurePay rider before May 1, 2009 and you purchased the SecurePay GMAB, you also will not be permitted to "step-up" the GMAB Guaranteed Amount or repurchase the SecurePay GMAB following its termination if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional "step-ups" of the GMAB Guaranteed Amounts or repurchase the SecurePay GMAB following its termination. See APPENDIX F: THE SECUREPAY GMAB (NOT AVAILABLE ON OR AFTER MAY 1, 2009).

              SecurePay Medical Evaluation Fee.  Under the SecurePay rider, we will assess a charge for evaluating your request for an increased Annual Withdrawal Amount ("AWA") if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA. The current fee is $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "FEDERAL TAX MATTERS.")

              Protective Income Manager Fee

              We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The percentage is currently 1.00% (on an annual basis) if you purchase the rider at the time you purchase the Contract and 1.10% (on an annual basis) if you purchase the rider under our RightTime option. We calculate this fee as a percentage of the greatest of:

                the Contract Value on the fee calculation date;
                the Contract Value on the later of the Rider Effective Date or the most recent Reset Date; or
                if the rider is purchased on the Contract Effective Date, the sum of all Purchase Payments made within the first 120 days following the Contract Effective Date (this does not apply to fee calculations occurring during the 120-day period).

              Beginning with the month following the Rider Effective Date and continuing monthly through the Annuity Commencement Date, we calculate the monthly Protective Income Manager fee as of each Valuation Period containing a Monthly Anniversary Day. We deduct the fee on the Valuation Day that occurs after the Valuation Period during which it was calculated. We deduct the Protective Income Manager fee from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA. Accordingly, you must have transferred some assets from your DCA account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a partial surrender, but we will not reduce any penalty-free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the Protective Income Manager rider.

              We reserve the right to increase the Protective Income Manager fee, but it will never exceed 2.20% (if purchased under our RightTime option) or 2.00% (if purchased at time of Contract issue) on an annual basis. If we increase the Protective Income Manager fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay the increased Protective Income Manager fee, then we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year.You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See "PROTECTIVE INCOME MANAGER WITH RightTime OPTION."

              Transfer Fee

              Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Allocation Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

              Contract Maintenance Fee

              Prior to the Annuity Commencement Date, we deduct a contract maintenance fee of $35 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Allocation Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges equals or exceeds $100,000 ($50,000 for Contracts issued before October 1, 2011) on the date we are to deduct the contract maintenance fee.

              Fund Expenses

              The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)

              Premium Taxes

              Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

              Other Taxes

              Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

              Other Information

              We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See "DISTRIBUTION OF THE CONTRACTS" for more information about payments we make to the broker-dealers.

              ANNUITY PAYMENTS

              Annuity Commencement Date

              On the Effective Date, the Annuity Commencement Date is the oldest Owner's or Annuitant's 95th birthday. You may elect a different Annuity Commencement Date, provided that it is no later than the oldest Owner's or Annuitant's 95th Birthday (the "Maximum Annuity Commencement Date"). You may not choose an Annuity Commencement Date that is less than 3 years after the most recent Purchase Payment. Distributions from Qualified Contracts may be required before the Annuity Commencement Date. We will terminate the SecurePay rider or the Protective Income Manager rider if in effect on the Annuity Commencement Date. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFITS.")

              Changing the Annuity Commencement Date

              The Owner may change the Annuity Commencement Date by Written Notice. The new Annuity Commencement Date must be at least 30 days after the date we receive Written Notice and no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose a new Annuity Commencement Date that is less than 3 years after the most recent Purchase Payment. You also must elect as your Annuity Option either payments for the life of the Annuitant with no certain period or for a certain period of no less than 10 years.

              Annuity Value

              The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Commencement Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value.

              PrincipalBack Annuitization Benefit

              For Contracts purchased before May 1, 2007, we offered a PrincipalBack Annuitization Benefit. For more information about the benefit in that class of Contracts, please see Appendix I.

              PayStream Plus Annuitization Benefit

              (not available in New Hampshire or Utah)

              If your Annuity Commencement Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Commencement Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.

              Annuity Income Payments

              On the Annuity Commencement Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

              Fixed Income Payments

              Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

              Variable Income Payments

              Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). "Commuted value" is the present value of the future variable income payments made over the selected certain period, discounted back at an Assumed Investment Return. Refer to Appendix C for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

              A surrender charge will apply if you fully or partially surrender variable income payments within 7 years after our receipt of any Purchase Payment. In this case, the surrender charge will be determined as described in the "CHARGES AND DEDUCTIONS, Surrender Charge" section of this prospectus, but without regard to any penalty-free withdrawal amount that may have otherwise been available.

              Annuity Units

              On the Annuity Commencement Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

              Determining the Amount of Variable Income Payments

              We will determine the amount of your variable income payment no earlier than five Valuation Days before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

              We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.

              The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

                is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;
                is the Annuity Unit value for the preceding Valuation Period; and
                is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

              The AIR is equal to 5%.

              If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

              Refer to Appendix C for an explanation of the variable income payment calculation.

              Exchange of Annuity Units

              After the Annuity Commencement Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.

              Annuity Options

              You may select an Annuity Option, or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Commencement Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Commencement Date. We will send you a notice in advance of your Annuity Commencement Date which asks you to select your Annuity Option. If you have not selected an Annuity Option within 30 days of the Annuity Commencement Date, we will apply your Annuity Value to Option B — Life Income with Payments for a 10 Year Certain Period with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

              You may select from among the following Annuity Options:

              Option A — Payments For a Certain Period

              We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

              Option B — Life Income With Or Without A Certain Period

              Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made.

              Additional Option

              You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.

              At this time Protective does not allow a "partial annuitization," i.e., we do not allow you to apply a portion of your Account Value to an annuity option while maintaining the remaining Account Value available for partial surrenders or a full surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

              Minimum Amounts

              If your Annuity Value is less than $5,000 on the Annuity Commencement Date, we reserve the right to pay the Annuity Value in one lump sum if, in our sole discretion, we determine that a single payment is necessary to avoid excessive administrative costs. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

              Death of Annuitant or Owner After Annuity Commencement Date

              In the event of the death of any Owner on or after the Annuity Commencement Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

              YIELDS AND TOTAL RETURNS

              From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

              Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the prospectuses for the Funds.)

              Yields

              The yield of the Oppenheimer Government Money Fund/VA Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

              The yield of a Sub-Account (except the Oppenheimer Government Money Fund/VA Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

              Information regarding the current yield of the Oppenheimer Government Money Fund/VA as well as the other Sub-Accounts can be found at https://apps.myprotective.com/vavulperformance/Views/default.aspx under the “Non-Standardized (less than 1 year)” tab.

              Total Returns

              The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

              Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

              Standardized Average Annual Total Returns

              The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

              When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this Prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

              Until a Sub-Account (other than the Oppenheimer Government Money Fund/VA Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Government Money Fund/VA Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

              Non-Standard Average Annual Total Returns

              In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

              Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

              Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed.

              Performance Comparisons

              Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

              Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

              Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

              Other Matters

              Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

              All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

              FEDERAL TAX MATTERS

              Introduction

              The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

              This discussion does not address Federal estate, gift, or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

              The Company's Tax Status

              Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

              TAXATION OF ANNUITIES IN GENERAL

              Tax Deferral During Accumulation Period

              Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

                the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;
                the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and
                the Owner is an individual (or an individual is treated as the Owner for tax purposes).

              Diversification Requirements

              The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

              Ownership Treatment

              In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

              The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more Investment Options to which to allocate Purchase Payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

              Nonnatural Owner

              As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

              In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

                Contracts acquired by an estate of a decedent by reason of the death of the decedent;
                Certain Qualified Contracts;
                Contracts purchased by employers upon the termination of certain Qualified Plans;
                Certain Contracts used in connection with structured settlement agreements; and
                Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

              Delayed Annuity Commencement Dates

              If the Contract's Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

              The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

              Taxation of Partial and Full Surrenders

              In the case of a partial surrender, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under a partial automatic withdrawal plan are treated for tax purposes as partial surrenders, not annuity payments. In the case of a full surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

              Partial and full surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Partial and full surrenders may also be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

              As described elsewhere in this prospectus, the Company assesses a fee with respect to the Maximum Anniversary Value death benefit (and, for Contracts issued before December 1, 2008, the Return of Purchase Payments death benefit). For Contracts issued before October 1, 2011, the fee was assessed as either a fee based on the Net Amount at Risk ("ValuPay Fee") or a death benefit-based fee ("CoverPay Fee"). For Contracts issued on or after October 1, 2011, the Company only assesses the CoverPay Fee. The Company also assesses a fee for determining whether it will allow an increased amount of SecurePay Withdrawals for certain medical conditions. It is possible that these fees (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract.

              Taxation of Annuity Payments

              Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

              Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

              There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal law. You should consult a tax advisor in those situations.

              Annuity income payments may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

              Tax Consequences of Guaranteed Lifetime Withdrawal Benefits

              Withdrawals, pledges, or gifts.  In general, SecurePay and Protective Income Manager Withdrawals are treated for tax purposes as partial surrenders. As described elsewhere, in the case of a partial surrender, an assignment or pledge of any portion of a Contract, or a transfer of the Contract without adequate consideration, the Owner will be required to include in income an amount determined by reference to the excess of his or her Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract" at the time of the transaction. If you purchase the SecurePay or Protective Income Manager rider, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greater of (1) the AWA or Optimal Withdrawal Amount, as applicable, or (2) the Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract." In addition, if you purchased the SecurePay rider prior to May 1, 2009 and you selected the SecurePay GMAB, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greatest of the Contract Value ("cash surrender value" in the case of a transfer without adequate consideration), the GMAB Guaranteed Amount and the AWA over the "investment in the contract."

              Annuity Payments.  If the oldest Owner's or Annuitant's 95th birthday occurs while the SecurePay or Protective Income Manager rider is in effect, and we provide monthly payments equal to the greater of (1) the AWA or Optimal Withdrawal Amount, as applicable, divided by 12, and (2) payments under a life annuity with a 10 year certain period, we will treat such monthly payments as annuity income payments. Also, if the Contract Value is reduced to zero due to the deduction of fees and charges or a SecurePay or Protective Income Manager Withdrawal, we will treat periodic payments made on or after the Annuity Commencement Date established under the SecurePay or Protective Income Manager settlement as annuity income payments. As described above, annuity income payments are includable in gross income to the extent they exceed the exclusion amount. Once the total amount of the investment in the contract is excluded from income, annuity income payments will be fully taxable. It is possible that the total amount of the investment in the contract will be excluded from income as a result of partial surrenders taken prior to the Annuity Commencement Date established under the SecurePay or Protective Income Manager settlement, in which case all payments made on or after that date will be fully includable in income.

              SecurePay NH.  The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe that the increased AWA payable because of confinement in a nursing home will be treated as a taxable payment under your annuity contract (as described above) and will not be excludable from your income as a payment under a long term care insurance contract. It is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage. In that event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your Contract, and (2) the amount of income attributable to AWA payments could differ from the amounts described above.

              Taxation of Death Benefit Proceeds

              Prior to the Annuity Commencement Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

                if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or
                if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

              After the Annuity Commencement Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

                if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or
                if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

              Proceeds payable on death may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

              Assignments, Pledges, and Gratuitous Transfers

              Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal law.

              Penalty Tax on Premature Distributions

              Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract (e.g., withdrawals, surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:

                received on or after the Owner reaches age 59-1/2;
                attributable to the Owner's becoming disabled (as defined in the tax law);
                made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);
                made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or
                made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

              Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

              Aggregation of Contracts

              In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

              Exchanges of Annuity Contracts

              We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit).

              If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax.

              You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

              Medicare Hospital Insurance Tax on Certain Distributions

              Effective for tax years beginning after December 31, 2012, a Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from nonqualified annuities. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

              Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

              In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

              QUALIFIED RETIREMENT PLANS

              The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Those who are considering the purchase of a Contract for use in connection with a Qualified Plan should consider, in evaluating the suitability of the Contract, that additional Purchase Payments may be limited or not accepted. Many Qualified Plans provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

              The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for full surrenders, partial automatic withdrawals, partial surrenders, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

              In the case of Qualified Contracts, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities ("IRAs"), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70-1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract, as well as the persistency reward, the PrincipalBack annuitization benefit, the PayStream Plus annuitization benefit, the benefits under the SecurePay rider, the benefits under the Protective Income Manager rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract.

              There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

                received on or after the date the Owner reaches age 59-1/2;
                received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or
                made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

              These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor. Certain other exceptions to the 10% penalty tax not described herein also may apply.

              When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

              Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

              Individual Retirement Accounts and Annuities

              Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

              However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

              Roth IRAs

              Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

              A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59-1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70-1/2. A Roth IRA may accept a "qualified rollover contribution" from a (1) non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

              IRA to IRA Rollovers and Transfers

              A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.

              A rollover from any one of your IRAs (including IRAs you have with another company) with another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

              If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution.

              If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.

              A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A “trustee-to-trustee” transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and “qualified rollover contributions” to Roth IRAs.

              Pension and Profit-Sharing Plans

              Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

              Pension and profit sharing plans are subject to nondiscrimination rules. The non-discrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the effect of the minimum initial Purchase Payment on the plan's compliance with applicable nondiscrimination requirements. You should also consider the extent to which other aspects of the Contract, e.g., fees that vary based on Contract values, may affect the plan's compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.

              Section 403(b) Annuity Contracts

              Protective Life no longer issues Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Owners using the Contracts as a "Section 403(b) annuity contract" should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such Contracts.

              Section 403(b) annuity contracts contain restrictions on withdrawals of:

                contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
                earnings on those contributions; and
                earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

              These amounts can be paid only if the employee has reached age 59-1/2, had a severance from employment, died, has become disabled, in the case of hardship or if the amount is a qualified reservist distribution under Section 72(t)(2)(G) of the Code. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. In addition, in the case of contracts issued on or after January 1, 2009, a Section 403(b) contract is permitted to distribute retirement benefits (other than those attributable to salary reduction contributions) to a participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. (These limitations on withdrawals and distributions do not apply to the extent the Company is directed to transfer or exchange some or all of the Contract Value to the issuer of another Section 403(b) annuity contract or into a Section 403(b)(7) custodial account.)

              Income tax regulations impose a written plan requirement and certain information sharing requirements on Section 403(b) contracts (including Section 403(b) annuity contracts and Section 403(b)(7) custodial accounts, subject to certain exceptions). In particular, a rollover to a Section 403(b) contract from an eligible retirement plan, a transfer to a Section 403(b) plan from another Section 403(b) plan, and the exchange of a Section 403(b) contract for another Section 403(b) contract under the same Section 403(b) plan must be permitted under the Section 403(b) plan pursuant to which the contract is maintained. In addition, the issuer of the Section 403(b) contract and the employer maintaining the Section 403(b) plan generally must agree to provide each other, from time to time, with information necessary for the Section 403(b) contract, or any other contact to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements. If these requirements are not met, there may be adverse tax consequences to the Contract Owner, including current taxation of amounts that would otherwise be tax deferred.

              In light of the limitations in the income tax regulations, Protective, without prior approval, will not accept rollovers, transfers, or exchanges into a Section 403(b) annuity contract. A rollover, transfer, or exchange from your Section 403(b) annuity contract with Protective to another Section 403(b) contract may be made only if the other Section 403(b) annuity contract is maintained pursuant to a Section 403(b) plan that permits the rollover, transfer, or exchange. Before requesting a rollover, transfer, or exchange to another Section 403(b) contract, you should consult your tax advisor about the income tax consequences of the proposed transaction.

              Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

              Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization under a Section 457 plan will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

              Guaranteed Lifetime Withdrawal Benefits

              The Company offers for an additional charge two optional guaranteed lifetime withdrawal benefit riders — the SecurePay rider and the Protective Income Manager rider (collectively, the "GLWB riders"). As noted above, Qualified Plans are subject to numerous special requirements and there is no authoritative guidance from the IRS on the effects on a Qualified Plan of the purchase of a guaranteed lifetime withdrawal benefit such as the GLWB riders. Plan fiduciaries should consult a tax advisor before purchasing a Qualified Contract with a GLWB rider because the purchase of a GLWB rider could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract. For example, it is unclear whether a GLWB rider is part of the "balance of the employee's account" within the meaning of Code Section 411(a)(7), and, if so, whether a discontinuance or adjustment in the GLWB rider coverage (such as upon the participant taking an "excess" withdrawal, or reallocating to another investment option within the plan) can result in an impermissible forfeiture under Code Section 411(a). In addition, certain Qualified Plans are subject to non-discrimination rules. The non-discrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated individuals. In evaluating whether the Contract with a Protective Income Manager rider is suitable for purchase in connection with such a plan, plan fiduciaries should consider among other things the effect of the minimum initial purchase payment of $25,000 on the plan's compliance with the nondiscrimination requirements. In addition, certain types of Qualified Plans, such as a profit sharing plan under section 401(a) of the Code, must comply with certain qualified joint and survivor annuity rules ("QJSA rules") if a participant elects to receive a life annuity. The manner in which the QJSA rules apply to the GLWB riders is unclear. For example, it is unclear whether an election to receive benefits under a GLWB rider could be viewed as the election of a life annuity triggering certain spousal consent requirements. Noncompliance with the QJSA rules could affect the qualification of the Qualified Plan associated with your Contract. There may be other aspects of the GLWB riders that could affect a Qualified Plan's tax status which are not discussed here.

              When the SecurePay rider is purchased, one of the benefits available is the SecurePay NH. The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe the better characterization of the SecurePay NH benefit is that it is an annuity benefit and the increased AWA payments made under the SecurePay NH benefit are payments from your annuity. However, it is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage or some other type of "incidental benefit." The tax consequences of such a characterization are uncertain, but it could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract.

              Direct Rollovers

              If your Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under Sections401(a) or 403(a) of the Code, is a Section 403(b) annuity contract, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, Section 403(b) annuity contract or custodial account, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

              Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

              FEDERAL INCOME TAX WITHHOLDING

              In General

              Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Commencement Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

              Nonresident Aliens and Foreign Corporations

              The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

              FATCA Withholding

              If the payee of a distribution from the Contract is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

              GENERAL MATTERS

              Error in Age or Gender

              When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

              If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

              Incontestability

              We will not contest the Contract.

              Non-Participation

              The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

              Assignment or Transfer of a Contract

              You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See "TAXATION OF ANNUITIES IN GENERAL, Assignments, Pledges and Gratuitous Transfers.")

              Notice

              All instructions and requests to change or assign the Contract must be received in Good Order. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

              Modification

              No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

              Reports

              At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

              Settlement

              Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

              Receipt of Payment

              If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

              Protection of Proceeds

              To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

              Minimum Values

              The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

              Application of Law

              The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

              No Default

              The Contract will not be in default if subsequent Purchase Payments are not made.

              DISTRIBUTION OF THE CONTRACTS

              Distribution

              We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

              IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

              We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts, including the Contracts. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2014	$86,120,789
December 31, 2015	$99,348,859
December 31, 2016	$73,696,998

              We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI's operating and other expenses.

              We no longer offer the Contract to new purchasers.

              Selling Broker-Dealers

              We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

              Compensation Paid to All Selling Broker-Dealers.  We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

              The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

              Additional Compensation Paid to Selected Selling Broker-Dealers.  In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

              The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

              In 2016, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, AIG Advisor Group, LPL Financial, Raymond James, Cetera Financial and Stifel in connection with the sale of our variable insurance products (including the Contracts). These payments ranged from $14,384 to $11,144,102.

              These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

              We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

              Arrangements with Affiliated Selling Broker-Dealer.  In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

              Inquiries

              You may make inquiries regarding a Contract by writing to Protective Life at its Administrative Office.

              CEFLI

              Protective Life Insurance Company is a member of the Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in its advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

              LEGAL PROCEEDINGS

              Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, Protective Life's or the Variable Account's financial position. We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Death Master File to identify deceased insureds and contract owners. In addition, we are the subject of multiple state Insurance Department inquiries and a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

              BUSINESS DISRUPTION AND CYBER-SECURITY RISKS

              We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

              VOTING RIGHTS

              In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

              The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Commencement Date, the Owner's percentage interest, if any, will be the percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Commencement Date, the Owner's percentage interest, if any, will be the percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

              The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

              It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

              Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

              FINANCIAL STATEMENTS

              The audited statement of assets and liabilities of the Protective Variable Annuity Separate Account as of December 31, 2016 and the related statements of operations and changes in net assets for each of the periods presented as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

              The audited consolidated balance sheets for Protective Life as of December 31, 2016 and 2015 and the related consolidated statements of income, comprehensive income (loss), share-owner's equity, and cash flows for the year ended December 31, 2016, the period from February 1, 2015 to December 31, 2015 ("Successor Company"), the period from January 1, 2015 to January 31, 2015 and for the year ended December 31, 2014 ("Predecessor Company") and the related financial statement schedules as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

              STATEMENT OF ADDITIONAL INFORMATION

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

              APPENDIX A

              EXAMPLE OF DEATH BENEFIT CALCULATIONS

              Assume an Owner is 55 on the Effective Date, 1/1/yy. Assume the following transactions occur prior to the Owner's death and that the Contract Value before the partial surrender on 4/1/(yy+2) is $125,000.

Date	Transaction	Amount
1/1/yy	Purchase Payment	$100,000
4/1/(yy+2)	Partial Surrender (including applicable surrender charges)	$25,000
10/1(yy+4)	Purchase Payment	$80,000

              The Contract Values on each Contract Anniversary are shown below. These Contract Values are hypothetical and are solely for the purpose of illustrating death benefit calculations. The Contract Values presented are net of all expenses and charges including Fund expenses and Periodic Charges. This illustration does not reflect historical investment results, nor does it predict or guarantee future investment results. Actual results may be higher or lower.

Anniversary Date	Contract Value
1/1(yy+1)	$120,000
1/1(yy+2)	$130,000
1/1(yy+3)	$105,000
1/1(yy+4)	$110,000
1/1(yy+5)	$180,000

              Finally, assume the Owner dies on 7/1(yy+5) when the Contract Value is $185,000. Also assume that Due Proof of Death of the Owner was provided immediately, and no premium tax is applicable.

              Return of Purchase Payments Death Benefit

              The Return of Purchase Payments Death Benefit is equal to the greater of:

                Contract Value of $185,000 or,
                aggregate Purchase Payments less an adjustment for each surrender(A), or $180,000 less $20,000 equals $160,000.

              The death benefit payable is then $185,000.

              (A) The adjustment for each partial surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the death benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the death benefit in the same proportion on the date of the partial surrender is 20% of $100,000 or $20,000.

              Maximum Anniversary Value Death Benefit

              The Maximum Anniversary Value Death Benefit is equal to the greater of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each partial surrender (see "Return of Purchase Payments Death Benefit," above), or (3) the greatest maximum anniversary value attained. A maximum anniversary value equals the Contract Value on the Contract Anniversary plus all subsequent Purchase Payments minus an adjustment for each subsequent amount surrendered(A), as shown below.

Anniversary Date	Anniversary Value
1/1/(yy+1)	$120,000 minus $26,000 plus $80,000 equals $174,000
1/1/(yy+2)	$130,000 minus $26,000 plus $80,000 equals $184,000
1/1/(yy+3)	$105,000 plus $80,000 equals $185,000
1/1/(yy+4)	$110,000 plus $80,000 equals $190,000
1/1/(yy+5)	$180,000

              The Maximum Anniversary Value Death Benefit is equal to the greater of:

                Contract Value of $185,000,
                aggregate Purchase Payments less an adjustment for each surrender (see "Return of Purchase Payments Death Benefit," above), or $180,000 less $20,000 equals $160,000.
                the greatest maximum anniversary value attained, or $190,000.

              The death benefit payable is then $190,000.

              (A) The adjustment for each surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the Maximum Anniversary Value Death Benefit in the same proportion on the date of the surrender is 20% of $130,000 or $26,000.

              APPENDIX B

              EXAMPLE OF SURRENDER CHARGE CALCULATION

              Surrender charges are applied to Contract Value surrendered according to the table below:

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0.0%

              Assume an initial Purchase Payment of $100,000 is made on the Effective Date, followed 5 years later by a subsequent Purchase Payment of $50,000. On the sixth Contract Anniversary, assume the Contract Value is $175,000.

              During the seventh Contract Year, when the Contract Value has increased to $185,000, a partial surrender of $50,000 is requested. On the eighth Contract Anniversary, when the Contract Value is $200,000, a full surrender is requested. To start, the surrender charge can never exceed 9% of aggregate Purchase Payments, in this case, $13,500.

              When the $50,000 partial surrender is requested, $25,000 represents earnings in the Contract and is available free of surrender charges. The remaining surrendered amount of $25,000 is allocated to the initial $100,000 Purchase Payment. Since 6 full years have elapsed since the initial Purchase Payment, a 2.0% surrender charge percentage will apply and the surrender charge is $25,000 times 2.0%, which equals $500.

              From the $200,000 full surrender, $75,000 represents earnings in the Contract and is free of surrender charges. The remaining $125,000 is prorated to the Purchase Payments as follows:

                $75,000 is allocated to the initial Purchase Payment
                $50,000 is allocated to the subsequent Purchase Payment

              Since 8 full years have elapsed since the initial Purchase Payment, a 0.0% surrender charge percentage will apply to $75,000.

              Since 3 full years have elapsed since the subsequent Purchase Payment, a 5.0% surrender charge percentage will apply to $50,000.

              The total surrender charge upon the full surrender is $2,500.

              APPENDIX C

              EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION

              Assuming an Annuity Value of $100,000 on the Annuity Commencement Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Commencement Date is calculated using an interest assumption of 5%, as shown below.

              There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Commencement Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Commencement Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

              Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Commencement Date.

              The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

              Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

              Explanation of the Commuted Value Calculation

              A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See "Annuity Options.") If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled "Annuity Value after Payment," above. If the Contract is surrendered while variable income payments are being made under Annuity Option A and within 7 years of a Purchase Payment, the amount payable will be reduced by any applicable surrender charge. (See "Annuity Income Payments, Variable Income Payments.")

              APPENDIX D

              CONDENSED FINANCIAL INFORMATION

              Sub-Accounts

              The date of inception of each of the Sub-Accounts available in the Contract as follows:

March 14, 1994 —	Oppenheimer Government Money Fund/VA
              Goldman Sachs Small Cap Equity Insights, Institutional Class
              Goldman Sachs Strategic International Equity, Institutional Class
              Goldman Sachs U.S. Equity Insights, Institutional Class
              Goldman Sachs Large Cap Value, Institutional Class

June 13, 1995 —	Goldman Sachs Strategic Growth, Institutional Class
October 2, 2000 —	Invesco V.I. American Value II(A)
May 1, 2002 —	Lord Abbett Growth and Income, Value Class Lord Abbett Mid-Cap Stock, Value Class Lord Abbett Bond-Debenture, Value Class
June 2, 2003 —	Lord Abbett Growth Opportunities, Value Class
              Lord Abbett Calibrated Dividend Growth, Value Class
              MFS® Growth SS
              MFS® Research SS
              MFS® Investors Trust SS
              MFS® VIT II Massachusetts Investors Growth Stock Portfolio SS(B)
              MFS® Total Return SS
              MFS® New Discovery SS
              MFS® Utilities SS
              Oppenheimer Discovery Mid Cap Growth SS
              Oppenheimer Capital Appreciation SS
              Oppenheimer Main Street SS
              Oppenheimer Global Strategic Income SS

December 19, 2003 —	Goldman Sachs Mid Cap Value, Institutional Class Invesco V.I. Government Securities II(A) Invesco V.I. Equity and Income II(A)
May 1, 2006 —	Fidelity VIP Mid Cap-SC2
              Fidelity VIP Growth-SC2
              Fidelity VIP Equity-Income-SC2
              Fidelity VIP Contrafund®-SC2
              Fidelity VIP Investment Grade Bond-SC2
              Fidelity VIP Index 500-SC2
              Franklin Flex Cap Growth VIP-C2
              Franklin Income VIP-C2
              Franklin Mutual Shares VIP-C2
              Franklin Rising Dividends VIP-C2
              Franklin Small-Mid Cap Growth VIP-C2
              Templeton Foreign VIP-C2
              Templeton Growth VIP-C2

May 1, 2007 —	Franklin U.S. Government Securities VIP-C2 Templeton Global Bond VIP-C2
May 1, 2008 —	Fidelity VIP Freedom Fund — 2015 Maturity-SC2
              Fidelity VIP Freedom Fund — 2020 Maturity-SC2
              Goldman Sachs Strategic Growth, Service Class
              Goldman Sachs Large Cap Value, Service Class
              Goldman Sachs Strategic International Equity, Service Class
              Goldman Sachs Small Cap Equity Insights, Service Class
              Oppenheimer Global SS
              Oppenheimer High Income SS
              Invesco V.I. American Franchise II(A)
              Van Kampen LIT Enterprise II(C)
              Invesco V.I. Comstock II(A)
              Invesco V.I. Growth and Income II(A)
              Invesco V.I. International Growth II(A)
              VIF Global Real Estate Class II

November 2, 2009 —	Franklin Small Cap Value VIP-C2
              Goldman Sachs Growth Opportunities, Service Class
              Legg Mason ClearBridge Variable Mid Cap, Class II
              Legg Mason ClearBridge Variable Small Cap Growth, Class II
              Lord Abbett Fundamental Equity, Value Class
              MFS® Total Return Bond SS
              MFS® Value SS
              PIMCO Long-Term US Government, Advisor Class
              PIMCO Low Duration, Advisor Class
              Goldman Sachs U.S. Equity Insights, Service Class
              Lord Abbett Classic Stock, Value Class
              Lord Abbett International Opportunities, Value Class
              PIMCO Real Return, Advisor Class
              PIMCO Short-Term, Advisor Class
              PIMCO Total Return, Advisor Class
              Royce Capital Micro-Cap, Service Class
              Royce Capital Small-Cap, Service Class
              Invesco V.I. Mid Cap Growth II(A)
              Invesco V.I. Balanced Risk Allocation II(A)

May 1, 2010 —	Goldman Sachs Mid Cap Value, Service Class
May 2, 2016 —	Protective Life Dynamic Allocation Series- Conservative Protective Life Dynamic Allocation Series- Moderate Protective Life Dynamic Allocation Series- Growth

              (A) On June 1, 2010, the portfolios of the Universal Institutional Funds, Inc. and the Van Kampen Life Investment Trust merged into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). On May 2, 2011, the Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund merged into the Invesco V.I. Balanced-Risk Allocation Fund, the Invesco Van Kampen V.I. Government Fund merged into the Invesco V.I. Government Securities Fund, and the Invesco Van Kampen V.I. International Growth Equity Fund merged into the Invesco V.I. International Growth Fund.

              (B) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

              (C) The Van Kampen LIT Enterprise Portfolio was liquidated April 24, 2009.

              Accumulation Units

              The following tables show, for each available Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the classes of Accumulation Units available in the ProtectiveRewards II Variable Annuity Contract as of December 31 of each year listed. We offer other variable annuity contracts with classes of Accumulation Units in each available Sub-Account that have different mortality and expense risk charges and administration charges than the classes of Accumulation Units offered in the ProtectiveRewards II Variable Annuity. Only the classes of Accumulation Units available in the ProtectiveRewards II Variable Annuity Contract are shown in the following tables. For charges associated with each class of Accumulation Units, see "Fees and Expenses, Periodic Charges," on page 4 of this prospectus as well as Appendix A.

              You should read the information in the following tables in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

              The following table does not include Sub-Accounts that were not in operation as of December 31, 2016.

		Accumulation Unit Values			Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT			ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	Contracts Issued October 3, 2011 or later	Contracts Issued December 1, 2008 or later	Contracts Issued before December 1, 2008	Contracts Issued October 3, 2011 or later	Contracts Issued December 1, 2008 or later	Contracts Issued before December 1, 2008
ClearBridge Mid Cap Core - Class II	2016	$16.51	$21.78	$21.94	920,490	277,740	4,726
	2015	$15.33	$20.19	$20.32	298,070	273,906	5,544
	2014	$15.23	$20.03	$20.13	1,003,681	325,543	5,234
	2013	$14.31	$18.79	$18.87	1,077,349	352,858	9,880
	2012	$10.58	$13.87	$13.91	577,599	396,718	10,803
	2011	$9.11	$11.93	$11.96	41,216	399,660	10,746
	2010		$12.59	$12.60		159,964	6,298
	2009		$10.43	$10.44		19,155	106
ClearBridge Small Cap Growth - Class II	2016	$16.28	$22.43	$22.59	219,827	41,243	2,989
	2015	$15.63	$21.49	$21.63	98,218	99,223	3,851
	2014	$16.59	$22.79	$22.91	203,306	41,546	3,180
	2013	$16.20	$22.22	$22.31	226,251	44,359	7,893
	2012	$11.19	$15.33	$15.38	96,007	44,159	5,858
	2011	$9.53	$13.03	$13.06	4,163	26,541	1,604
	2010		$13.05	$13.07		13,404	1,604
	2009		$10.59	$10.59		2,663	1,719
Fidelity VIP Contrafund® - Service Class 2	2016	$15.96	$23.76	$24.64	2,934,200	739,893	203,778
	2015	$15.01	$22.31	$23.12	1,108,172	831,406	222,881
	2014	$15.15	$22.48	$23.27	3,057,665	871,549	251,664
	2013	$13.74	$20.37	$21.06	3,181,597	952,496	331,702
	2012	$10.63	$15.73	$16.25	1,617,716	985,010	376,434
	2011	$9.28	$13.70	$14.14	96,913	1,010,065	408,865
	2010		$14.26	$14.70		604,021	460,145
	2009		$12.34	$12.71		242,609	504,212
	2008		$9.21	$9.48		3,262	540,022
	2007			$16.71			387,336
Fidelity VIP Equity-Income - Service Class 2	2016		$22.73	$19.85		47,433	34,409
	2015		$19.53	$17.04		61,439	37,966
	2014		$20.63	$17.98		87,181	41,461
	2013		$19.24	$16.75		95,520	58,952
	2012		$15.23	$13.24		112,125	65,119
	2011		$13.16	$11.43		127,253	83,002
	2010		$13.23	$11.48		126,021	83,264
	2009		$11.64	$10.10		120,455	93,816
	2008		$9.07	$7.86		—	95,226
	2007			$13.88			87,051
Fidelity VIP Freedom Fund - 2015 Maturity - Service Class 2	2016		$16.92	$13.76		6,943	845
	2015		$16.21	$13.17		7,130	939
	2014		$16.48	$13.38		8,529	1,230
	2013		$15.96	$12.94		8,860	21,180
	2012		$14.15	$11.46		9,287	21,413
	2011		$12.79	$10.35		9,806	21,532
	2010		$13.01	$10.52		9,807	21,742
	2009		$11.67	$9.42		10,402	3,486
	2008		$9.44	$7.62		—	204
Fidelity VIP Freedom Fund - 2020 Maturity - Service Class 2	2016		$17.68	$13.71		69,307	1,419
	2015		$16.90	$13.10		70,872	1,399
	2014		$17.18	$13.30		61,162	2,331
	2013		$16.61	$12.85		65,492	1,380
	2012		$14.53	$11.23		65,609	1,399
	2011		$13.00	$10.04		66,065	1,408
	2010		$13.32	$10.27		65,438	—
	2009		$11.78	$9.08		46,341	—
	2008		$9.27	$7.14		—	—
Fidelity VIP Growth - Service Class 2	2016		$23.09	$20.51		27,530	9,220
	2015		$23.23	$20.61		27,944	9,938
	2014		$21.98	$19.49		28,703	11,302
	2013		$20.03	$17.74		37,409	23,991
	2012		$14.90	$13.18		39,994	15,808
	2011		$13.17	$11.65		42,439	24,504
	2010		$13.33	$11.77		54,195	27,132
	2009		$10.89	$9.61		53,922	32,648
	2008		$8.61	$7.59		6,498	45,230
	2007			$14.55			43,998
Fidelity VIP Index 500 - Service Class 2	2016	$17.65	$24.14	$22.33	2,512,084	371,375	58,229
	2015	$16.03	$21.89	$20.22	1,550,102	365,565	75,421
	2014	$16.07	$21.90	$20.22	1,448,434	373,693	91,770
	2013	$14.37	$19.56	$18.04	1,267,562	412,988	125,083
	2012	$11.04	$15.00	$13.82	610,761	456,037	136,401
	2011	$9.67	$13.12	$12.08	40,449	577,236	160,502
	2010		$13.04	$11.99		364,745	203,487
	2009		$11.50	$10.56		219,163	223,439
	2008		$9.21	$8.45		1,532	222,646
	2007			$13.59			179,976
Fidelity VIP Investment Grade Bond - Service Class 2	2016	$10.87	$13.62	$14.86	3,214,531	1,201,360	82,929
	2015	$10.54	$13.19	$14.38	2,839,753	1,270,277	96,336
	2014	$10.77	$13.45	$14.65	2,405,122	1,367,937	109,280
	2013	$10.33	$12.89	$14.02	2,261,223	1,415,260	135,252
	2012	$10.69	$13.31	$14.47	1,195,831	1,334,058	143,319
	2011	$10.25	$12.75	$13.85	78,731	1,322,437	180,973
	2010		$12.05	$13.07		951,505	199,516
	2009		$11.34	$12.28		581,037	220,857
	2008		$9.93	$10.75		2,352	210,075
	2007			$11.26			196,174
Fidelity VIP Mid-Cap - Service Class 2	2016	$15.11	$24.20	$29.88	2,782,288	701,817	69,499
	2015	$13.68	$21.87	$26.98	814,244	740,040	74,375
	2014	$14.09	$22.49	$27.71	3,001,582	827,805	61,017
	2013	$13.46	$21.46	$26.41	3,274,450	900,390	86,818
	2012	$10.04	$15.98	$19.65	1,825,854	1,029,773	115,505
	2011	$8.88	$14.11	$17.33	122,593	1,005,062	129,540
	2010		$16.01	$19.65		486,844	140,271
	2009		$12.60	$15.44		143,486	143,387
	2008		$9.12	$11.17		—	154,205
	2007			$18.69			164,333
Franklin Templeton - Franklin Flex Cap Growth VIP - Class 2	2016	$14.03	$19.75	$15.81	183,411	75,597	7,292
	2015	$14.63	$20.58	$16.45	78,063	81,103	7,628
	2014	$14.21	$19.95	$15.93	137,754	100,259	9,270
	2013	$13.56	$19.02	$15.17	146,519	99,925	16,268
	2012	$10.00	$13.99	$11.15	79,286	102,067	11,410
	2011	$9.27	$12.96	$10.32	2,582	107,545	18,721
	2010		$13.77	$10.95		82,751	20,008
	2009		$11.99	$9.52		50,004	20,001
	2008		$9.12	$7.24		—	16,978
	2007			$11.31			13,262
Franklin Templeton - Franklin Income VIP - Class 2	2016	$12.87	$19.52	$16.53	2,950,066	860,870	156,366
	2015	$11.44	$17.32	$14.65	1,006,834	951,510	186,439
	2014	$12.47	$18.85	$15.93	976,357	1,021,495	226,728
	2013	$12.07	$18.23	$15.39	3,305,769	1,150,032	267,395
	2012	$10.73	$16.18	$13.65	1,600,156	1,190,139	271,766
	2011	$9.65	$14.53	$12.25	128,667	1,195,134	297,575
	2010		$14.36	$12.09		650,938	319,725
	2009		$12.89	$10.84		288,421	360,192
	2008		$9.62	$8.08		649	388,469
	2007			$11.61			285,883
Franklin Templeton - Franklin Mutual Shares VIP - Class 2	2016	$15.47	$19.96	$15.62	4,693,201	1,631,396	172,242
	2015	$13.50	$17.40	$13.60	1,207,801	1,767,410	188,550
	2014	$14.39	$18.51	$14.46	4,500,175	1,889,058	210,186
	2013	$13.61	$17.48	$13.64	5,260,020	2,066,048	274,166
	2012	$10.75	$13.79	$10.75	2,839,060	2,327,425	290,814
	2011	$9.54	$12.21	$9.51	216,879	2,412,369	331,196
	2010		$12.48	$9.71		1,245,148	337,554
	2009		$11.36	$8.82		318,689	343,499
	2008		$9.11	$7.07		9,711	355,830
	2007			$11.37			289,067
Franklin Templeton - Franklin Rising Dividends VIP - Class 2	2016	$16.76	$23.30	$18.58	3,311,228	891,457	125,081
	2015	$14.63	$20.32	$16.18	1,012,671	1,049,137	162,898
	2014	$15.38	$21.33	$16.97	3,826,516	1,322,617	200,794
	2013	$14.34	$19.85	$15.78	4,052,087	1,463,694	230,847
	2012	$11.20	$15.48	$12.30	2,196,744	1,676,669	258,782
	2011	$10.14	$13.99	$11.10	190,127	1,675,798	285,900
	2010		$13.35	$10.58		946,594	311,576
	2009		$11.19	$8.86		359,701	407,969
	2008		$9.65	$7.63		4,631	337,971
	2007			$10.58			180,175
Franklin Templeton - Franklin Small Cap Value VIP - Class 2	2016	$17.74	$22.66	$22.83	306,825	100,644	524
	2015	$13.80	$17.61	$17.72	91,803	184,594	686
	2014	$15.10	$19.23	$19.34	144,414	114,691	1,525
	2013	$15.21	$19.35	$19.43	270,000	126,857	5,747
	2012	$11.31	$14.37	$14.41	135,949	137,605	2,167
	2011	$9.68	$12.28	$12.30	6,862	133,755	10,883
	2010		$12.90	$12.92		50,271	4,402
	2009		$10.18	$10.18		421	1,717
Franklin Templeton - Franklin Small-Mid Cap Growth VIP - Class 2	2016	$14.39	$23.47	$16.68	366,223	116,463	13,221
	2015	$13.99	$22.79	$16.18	83,508	121,306	14,597
	2014	$14.56	$23.68	$16.80	299,034	121,749	15,287
	2013	$13.73	$22.29	$15.80	288,808	137,708	25,032
	2012	$10.07	$16.32	$11.56	138,448	155,890	21,388
	2011	$9.20	$14.90	$10.54	7,991	154,822	30,180
	2010		$15.84	$11.19		98,224	31,793
	2009		$12.55	$8.86		63,733	39,847
	2008		$8.84	$6.24		—	36,450
	2007			$10.96			23,247
Franklin Templeton - Franklin U.S. Government Securities VIP - Class 2	2016	$9.97	$11.30	$12.22	4,486,340	2,245,499	95,780
	2015	$10.03	$11.35	$12.27	4,510,870	2,141,463	111,393
	2014	$10.12	$11.43	$12.34	4,574,187	2,339,098	135,440
	2013	$9.92	$11.19	$12.06	4,413,287	2,393,853	140,278
	2012	$10.28	$11.58	$12.47	2,320,608	2,339,586	151,926
	2011	$10.22	$11.49	$12.37	166,876	2,347,130	164,131
	2010		$11.00	$11.83		1,559,414	176,139
	2009		$10.57	$11.35		626,236	183,750
	2008		$10.37	$11.13		2,245	152,668
	2007			$10.45			33,023
Franklin Templeton - Templeton Foreign VIP - Class 2	2016	$10.29	$14.70	$12.02	453,909	415,901	186,335
	2015	$9.73	$13.88	$11.33	172,924	436,347	204,360
	2014	$10.54	$15.01	$12.25	147,492	432,581	217,647
	2013	$12.02	$17.09	$13.93	420,951	444,166	275,592
	2012	$9.90	$14.06	$11.45	280,216	435,583	297,991
	2011	$8.48	$12.03	$9.79	43,925	432,042	366,996
	2010		$13.62	$11.07		354,994	395,932
	2009		$12.71	$10.32		156,727	431,316
	2008		$9.38	$7.61		1,792	425,867
	2007			$12.89			173,430
Franklin Templeton - Templeton Global Bond VIP - Class 2	2016	$10.14	$14.95	$16.31	6,923,958	1,576,290	58,157
	2015	$9.98	$14.70	$16.01	7,323,887	1,649,309	63,379
	2014	$10.57	$15.54	$16.91	7,260,685	1,735,293	79,420
	2013	$10.52	$15.43	$16.78	6,997,411	1,757,777	92,643
	2012	$10.48	$15.36	$16.69	2,996,235	1,747,428	107,393
	2011	$9.23	$13.51	$14.66	232,787	1,686,576	116,312
	2010		$13.78	$14.94		829,245	127,548
	2009		$12.22	$13.23		215,051	128,300
	2008		$10.41	$11.26		58	106,502
	2007			$10.72			60,928
Franklin Templeton - Templeton Growth VIP - Class 2	2016	$12.88	$17.31	$12.58	266,941	184,118	68,678
	2015	$11.90	$15.98	$11.60	96,667	200,970	72,762
	2014	$12.89	$17.28	$12.53	100,990	200,252	93,655
	2013	$13.44	$17.99	$13.03	242,964	241,280	118,799
	2012	$10.41	$13.91	$10.07	116,837	286,062	133,929
	2011	$8.71	$11.63	$8.40	18,411	290,510	146,846
	2010		$12.64	$9.13		198,357	163,023
	2009		$11.91	$8.59		68,806	173,713
	2008		$9.19	$6.62		—	176,281
	2007			$11.60			171,226
Goldman Sachs Growth Opportunities - Service Class	2016	$14.86	$19.40	$19.54	176,232	76,983	4,553
	2015	$14.85	$19.35	$19.47	38,136	90,369	4,568
	2014	$15.87	$20.65	$20.76	231,438	86,739	5,222
	2013	$14.47	$18.80	$18.88	180,096	87,657	5,401
	2012	$11.09	$14.39	$14.44	97,630	80,716	8,114
	2011	$9.41	$12.19	$12.22	1,042	73,286	4,993
	2010		$12.84	$12.86		25,620	4,683
	2009		$10.88	$10.88		365	—
Goldman Sachs Large Cap Value - Institutional Class	2016			$20.38			28,516
	2015			$18.46			33,152
	2014			$19.52			40,617
	2013			$17.47			67,680
	2012			$13.25			95,537
	2011			$11.24			110,933
	2010			$12.22			112,033
	2009			$11.11			116,000
	2008			$9.49			133,653
	2007			$14.64			158,032
Goldman Sachs Large Cap Value - Service Class	2016	$16.30	$19.53	$14.54	416,738	774,275	111,356
	2015	$14.84	$17.76	$13.20	371,193	814,085	139,884
	2014	$15.76	$18.82	$13.98	506,921	929,136	154,974
	2013	$14.18	$16.91	$12.55	572,884	1,046,572	171,822
	2012	$10.80	$12.87	$9.54	641,617	1,231,829	199,161
	2011	$9.21	$10.96	$8.11	125,387	1,298,473	224,766
	2010		$11.95	$8.84		460,607	246,715
	2009		$10.90	$8.06		80,465	272,120
	2008		$9.36	$6.91		7,312	224,733
Goldman Sachs MidCap Value - Institutional Class	2016			$26.36			16,406
	2015			$23.46			18,212
	2014			$26.13			24,357
	2013			$23.25			29,982
	2012			$17.68			53,792
	2011			$15.08			69,644
	2010			$16.28			73,517
	2009			$13.16			76,770
	2008			$9.99			97,135
	2007			$16.04			139,287
Goldman Sachs MidCap Value - Service Class	2016	$15.44	$17.55	$17.67	2,005,887	548,089	965
	2015	$13.81	$15.67	$15.76	558,322	555,564	964
	2014	$15.47	$17.52	$17.60	2,205,100	608,679	1,034
	2013	$13.83	$15.65	$15.70	2,346,513	666,608	470
	2012	$10.57	$11.94	$11.97	1,435,337	775,168	—
	2011	$9.06	$10.22	$10.24	139,959	787,691	—
	2010		$11.07	$11.08		195,010	—
Goldman Sachs Small Cap Equity Insights - Institutional Class	2016			$22.87			53,714
	2015			$18.76			62,990
	2014			$19.37			80,371
	2013			$18.31			104,697
	2012			$13.64			136,025
	2011			$12.22			161,399
	2010			$12.27			193,469
	2009			$9.53			227,147
	2008			$7.54			251,036
	2007			$11.55			232,549
Goldman Sachs Small Cap Equity Insights - Service Class	2016		$27.29	$21.43		20,208	31,706
	2015		$22.45	$17.61		22,975	42,809
	2014		$23.29	$18.25		24,830	49,447
	2013		$22.08	$17.29		25,818	51,073
	2012		$16.50	$12.91		28,128	59,173
	2011		$14.84	$11.59		31,747	63,915
	2010		$14.95	$11.67		29,162	77,199
	2009		$11.64	$9.08		31,431	100,348
	2008		$9.26	$7.21		1,041	86,465
Goldman Sachs Strategic Growth - Institutional Class	2016			$20.70			33,793
	2015			$20.51			36,316
	2014			$20.05			41,007
	2013			$17.83			56,355
	2012			$13.61			68,908
	2011			$11.47			82,626
	2010			$11.90			91,736
	2009			$10.86			102,515
	2008			$7.43			107,756
	2007			$12.89			84,740
Goldman Sachs Strategic Growth - Service Class	2016	$16.56	$23.23	$17.42	2,091,334	604,619	3,747
	2015	$16.50	$23.11	$17.31	1,632,717	661,848	4,260
	2014	$16.21	$22.67	$16.96	2,497,792	658,462	1,882
	2013	$14.49	$20.22	$15.12	2,683,272	758,897	2,047
	2012	$11.12	$15.50	$11.57	1,471,279	848,523	1,619
	2011	$9.42	$13.11	$9.78	104,177	881,663	605
	2010		$13.65	$10.17		396,210	601
	2009		$12.50	$9.30		126,212	—
	2008		$8.57	$6.37		419	—
Goldman Sachs Strategic International Equity - Institutional Class	2016			$13.90			128,393
	2015			$14.45			136,799
	2014			$14.45			158,195
	2013			$15.79			205,057
	2012			$12.85			248,099
	2011			$10.71			287,962
	2010			$12.74			294,533
	2009			$11.67			302,762
	2008			$9.16			339,867
	2007			$17.13			273,924
Goldman Sachs Strategic International Equity - Service Class	2016	$10.42	$13.80	$9.06	59,992	135,192	146,811
	2015	$10.87	$14.37	$9.43	86,701	143,044	167,788
	2014	$10.93	$14.43	$9.46	57,311	145,784	180,839
	2013	$11.99	$15.81	$10.35	159,475	154,480	178,318
	2012	$9.82	$12.93	$8.46	116,004	170,278	199,858
	2011	$8.23	$10.82	$7.07	12,888	179,379	206,876
	2010		$12.90	$8.42		119,667	221,923
	2009		$11.85	$7.73		59,767	248,685
	2008		$9.34	$6.09		2,658	226,596
Goldman Sachs U.S. Equity Insights - Institutional Class	2016			$21.37			15,247
	2015			$19.50			18,026
	2014			$19.74			18,995
	2013			$17.15			28,292
	2012			$12.60			35,007
	2011			$11.13			49,519
	2010			$10.81			54,145
	2009			$9.68			57,942
	2008			$8.07			73,391
	2007			$12.95			76,555
Goldman Sachs U.S. Equity Insights - Service Class	2016		$24.18	$17.81		7,667	436
	2015		$22.14	$16.30		9,357	480
	2014		$22.49	$16.54		10,560	521
	2013		$19.58	$14.38		15,367	—
	2012		$14.44	$10.59		17,761	—
	2011		$12.80	$9.38		21,264	—
	2010		$12.46	$9.12		24,051	—
	2009		$11.19	$8.19		20,361	—
	2008		$9.37	$6.84		1,359	—
Invesco VI American Franchise II	2016		$26.72	$21.38		4,206	10,580
	2015		$26.50	$21.18		4,502	11,362
	2014		$25.59	$20.43		4,962	11,990
	2013		$23.93	$19.09		6,099	12,213
	2012		$17.32	$13.80		8,999	10,501
	2011		$15.45	$12.30		11,256	14,517
	2010		$16.70	$13.28		8,767	16,551
	2009		$14.13	$11.22		15,065	22,252
	2008		$8.63	$6.85		—	15,170
	2007			$13.60			20,882
Invesco VI American Value II	2016	$16.08	$21.23	$21.38	311,964	28,941	1,601
	2015	$14.14	$18.64	$18.75	99,383	45,037	1,897
	2014	$15.80	$20.80	$20.91	156,090	25,969	3,322
	2013	$14.63	$19.22	$19.30	141,369	25,648	3,195
	2012	$11.06	$14.52	$14.56	46,710	23,651	838
	2011	$9.57	$12.54	$12.57	535	19,518	738
	2010		$12.58	$12.60		8,221	446
	2009		$10.42	$10.42		—	—
Invesco VI Balanced Risk Allocation II	2016	$12.24	$14.40	$14.51	3,230,214	443,665	4,814
	2015	$11.12	$13.06	$13.14	3,102,576	448,277	5,392
	2014	$11.78	$13.82	$13.90	2,674,304	454,283	6,708
	2013	$11.29	$13.23	$13.28	2,640,188	415,159	9,740
	2012	$11.28	$13.19	$13.24	1,108,337	155,124	20,967
	2011	$10.33	$12.06	$12.09	37,421	109,556	1,112
	2010		$11.03	$11.05		61,695	1,067
	2009		$10.21	$10.21		2,586	1,081
Invesco VI Comstock II	2016	$16.98	$23.64	$21.66	405,291	150,638	37,675
	2015	$14.71	$20.45	$18.71	128,280	207,089	44,118
	2014	$15.89	$22.05	$20.16	405,233	168,070	54,204
	2013	$14.75	$20.44	$18.67	380,370	199,314	94,052
	2012	$11.02	$15.25	$13.91	171,214	195,354	123,965
	2011	$9.39	$12.97	$11.82	7,160	214,967	162,609
	2010		$13.40	$12.20		158,853	177,918
	2009		$11.72	$10.66		52,229	201,853
	2008		$9.23	$8.39		51	252,530
	2007			$13.21			269,581
Invesco VI Equity and Income II	2016	$15.33	$20.48	$21.88	1,964,606	660,523	39,648
	2015	$13.52	$18.04	$19.26	535,499	706,318	41,836
	2014	$14.06	$18.74	$19.98	1,978,899	748,174	41,278
	2013	$13.10	$17.43	$18.56	1,941,681	790,715	46,036
	2012	$10.63	$14.12	$15.02	1,004,181	864,203	49,502
	2011	$9.58	$12.71	$13.51	68,073	872,359	60,317
	2010		$13.02	$13.83		415,953	62,111
	2009		$11.76	$12.48		39,396	67,525
	2008		$9.71	$10.29		—	79,362
	2007			$13.45			82,387
Invesco VI Government Securities II	2016	$10.20	$10.52	$11.37	761,290	187,953	219,509
	2015	$10.23	$10.54	$11.49	386,976	221,136	265,376
	2014	$10.36	$10.65	$11.62	276,805	223,883	310,705
	2013	$10.10	$10.41	$11.74	180,331	268,628	340,058
	2012	$10.53	$10.80	$11.86	166,665	254,124	337,849
	2011	$10.44	$10.69	$11.99	8,278	243,471	350,690
	2010		$10.67	$11.99		213,946	347,205
	2009		$10.29	$11.55		112,651	378,268
	2008		$10.32	$11.58		6,400	381,797
	2007			$11.52			148,069
Invesco VI Growth & Income II	2016	$17.29	$22.52	$23.52	5,033,975	1,470,457	67,001
	2015	$14.67	$19.08	$19.90	1,417,656	1,632,234	79,158
	2014	$15.37	$19.96	$20.80	5,269,779	1,666,348	85,826
	2013	$14.16	$18.36	$19.12	5,558,202	1,838,283	113,242
	2012	$10.72	$13.89	$14.44	3,044,465	2,109,577	142,904
	2011	$9.50	$12.29	$12.76	212,760	2,181,419	170,213
	2010		$12.72	$13.20		1,009,470	167,505
	2009		$11.47	$11.89		144,871	174,300
	2008		$9.35	$9.68		1,266	174,993
	2007			$14.43			130,071
Invesco VI International Growth II	2016	$11.28	$13.54	$10.98	37,816	29,119	2,922
	2015	$11.50	$13.70	$11.17	40,354	31,508	3,368
	2014	$11.97	$13.86	$11.59	48,547	30,842	3,429
	2013	$12.12	$14.02	$11.70	127,464	31,897	4,699
	2012	$10.34	$14.18	$9.96	23,939	33,336	3,955
	2011		$14.35	$8.94		32,372	3,552
	2010		$13.26	$8.25		23,376	3,502
	2009		$12.21	$7.59		22,702	3,505
	2008		$9.04	$5.62		—	—
Invesco VI Mid-Cap Growth II	2016	$13.69	$24.49	$21.80	154,540	94,883	18,732
	2015	$13.79	$24.63	$21.91	42,983	137,783	21,345
	2014	$13.82	$24.66	$21.91	215,060	191,407	23,199
	2013	$13.00	$23.17	$20.56	230,070	214,846	79,394
	2012	$9.65	$17.16	$15.21	112,621	182,583	81,798
	2011	$8.75	$15.55	$13.77	5,738	132,773	100,829
	2010		$17.35	$15.36		160,235	107,578
	2009		$13.79	$12.19		40,220	99,267
	2008		$8.92	$7.88		—	121,779
	2007			$14.98			67,120
Lord Abbett Bond-Debenture VC	2016	$12.90	$19.32	$20.46	6,907,510	2,254,527	118,743
	2015	$11.66	$17.43	$18.44	7,472,786	2,580,661	118,356
	2014	$11.99	$17.90	$18.93	7,306,428	2,613,460	164,570
	2013	$11.65	$17.36	$18.33	6,945,400	2,644,425	217,987
	2012	$10.91	$16.23	$17.13	3,287,886	2,631,909	256,802
	2011	$9.82	$14.59	$15.38	250,347	2,639,851	280,336
	2010		$14.14	$14.89		1,541,719	286,360
	2009		$12.74	$13.40		548,368	298,782
	2008		$9.59	$10.08		2,084	261,160
	2007			$12.35			213,921
Lord Abbett Calibrated Dividend Growth VC	2016	$16.19	$23.21	$23.57	687,204	69,713	13,083
	2015	$14.25	$20.40	$20.69	135,813	69,041	15,594
	2014	$14.76	$21.09	$21.37	186,153	75,318	19,315
	2013	$13.40	$19.12	$19.36	239,394	84,408	23,531
	2012	$10.61	$15.12	$15.30	35,479	91,992	28,544
	2011	$9.56	$13.60	$13.75	867	96,403	38,957
	2010		$13.74	$13.86		66,332	50,108
	2009		$12.11	$12.21		42,396	53,414
	2008		$9.92	$10.00		—	64,053
	2007			$13.69			99,138
Lord Abbett Classic Stock VC	2016	$15.66	$20.21	$16.00	374,237	159,117	1,060
	2015	$14.11	$18.18	$14.38	141,722	164,083	1,706
	2014	$14.43	$18.56	$14.66	410,961	175,270	973
	2013	$13.40	$17.20	$13.58	453,159	197,664	1,092
	2012	$10.45	$13.40	$10.57	235,278	217,721	1,753
	2011	$9.20	$11.78	$9.28	235	207,781	1,444
	2010		$12.97	$10.21		166,261	1,608
	2009		$11.50	$9.04		93,038	966
	2008		$9.27	$7.28		928	—
Lord Abbett Fundamental Equity VC	2016	$15.49	$19.76	$19.90	2,769,629	836,487	16,421
	2015	$13.56	$17.27	$17.38	756,394	899,102	17,204
	2014	$14.23	$18.09	$18.19	3,266,974	975,284	14,934
	2013	$13.46	$17.08	$17.15	3,451,741	1,049,505	18,676
	2012	$10.04	$12.73	$12.77	1,962,623	1,231,053	23,482
	2011	$9.20	$11.64	$11.67	133,157	1,168,882	22,095
	2010		$12.33	$12.35		470,116	18,474
	2009		$10.48	$10.48		32,150	6,175
Lord Abbett Growth and Income VC	2016	$16.20	$21.03	$19.39	115,170	353,061	65,827
	2015	$14.01	$18.16	$16.73	117,945	405,211	70,674
	2014	$14.62	$18.91	$17.41	153,312	481,104	76,308
	2013	$13.75	$17.77	$16.34	177,360	530,684	122,340
	2012	$10.25	$13.23	$12.15	206,707	621,552	174,700
	2011	$9.27	$11.94	$10.96	46,155	636,393	189,779
	2010		$12.86	$11.79		408,216	207,772
	2009		$11.08	$10.15		172,661	230,863
	2008		$9.43	$8.63		8,369	308,056
	2007			$13.71			302,558
Lord Abbett Growth Opportunities VC	2016	$13.97	$23.14	$23.24	406,898	68,641	23,421
	2015	$13.98	$23.12	$23.20	109,575	63,947	28,352
	2014	$13.79	$22.77	$22.82	66,704	40,919	32,934
	2013	$13.17	$21.72	$21.75	68,951	70,128	39,381
	2012	$9.74	$16.03	$16.03	44,041	71,601	47,791
	2011	$8.65	$14.21	$14.20	1,180	66,696	54,941
	2010		$15.98	$15.95		55,712	60,729
	2009		$13.15	$13.12		39,406	71,047
	2008		$9.14	$9.11		352	71,519
	2007			$14.90			24,771
Lord Abbett International Opportunities VC	2016	$12.20	$20.64	$12.26	35,396	84,175	44,781
	2015	$12.91	$21.82	$12.94	39,726	75,106	53,123
	2014	$11.77	$19.87	$11.77	28,315	70,707	61,091
	2013	$12.66	$21.32	$12.63	33,466	69,765	60,916
	2012	$9.74	$16.38	$9.69	37,216	79,932	69,736
	2011	$8.19	$13.77	$8.13	6,212	75,990	74,046
	2010		$16.52	$9.75		93,714	82,900
	2009		$13.79	$8.13		21,003	87,724
	2008		$9.43	$5.56		2,073	92,594
Lord Abbett Mid Cap Stock VC	2016	$15.81	$24.50	$22.27	158,027	57,696	123,129
	2015	$13.76	$21.29	$19.33	65,055	64,107	139,654
	2014	$14.49	$22.39	$20.31	135,134	73,554	159,802
	2013	$13.17	$20.31	$18.40	139,429	79,758	198,270
	2012	$10.24	$15.76	$14.27	84,936	93,666	236,913
	2011	$9.05	$13.92	$12.59	6,961	95,612	278,480
	2010		$14.67	$13.26		73,893	312,517
	2009		$11.83	$10.68		55,884	348,766
	2008		$9.46	$8.52		990	379,252
	2007			$14.21			307,235
MFS Growth - Service Shares	2016	$16.86	$25.05	$25.86	42,913	41,069	6,755
	2015	$16.72	$24.80	$25.57	73,355	48,961	8,610
	2014	$15.79	$23.38	$24.09	372,382	63,238	9,871
	2013	$14.72	$21.76	$22.40	399,806	66,725	9,962
	2012	$10.92	$16.13	$16.58	147,058	67,829	12,573
	2011	$9.45	$13.94	$14.31	10,052	49,966	9,716
	2010		$14.18	$14.55		27,472	11,558
	2009		$12.47	$12.78		14,194	11,196
	2008		$9.18	$9.40		1,054	11,852
	2007			$15.22			8,952
MFS Investors Trust - Service Shares	2016	$16.37	$21.98	$22.58	259,058	380,449	3,142
	2015	$15.32	$20.52	$21.07	293,486	430,345	3,795
	2014	$15.52	$20.77	$21.30	1,864,919	529,394	5,166
	2013	$14.21	$18.98	$19.44	1,993,409	581,784	6,882
	2012	$10.93	$14.58	$14.91	1,058,048	649,864	8,283
	2011	$9.32	$12.41	$12.68	78,439	667,239	8,530
	2010		$12.86	$13.14		310,550	7,764
	2009		$11.74	$11.97		80,320	5,901
	2008		$9.38	$9.56		—	7,131
	2007			$14.48			8,876
MFS New Discovery - Service Shares	2016	$13.24	$27.71	$23.26	257,251	321,059	36,220
	2015	$12.33	$25.77	$21.61	292,196	341,229	42,186
	2014	$12.77	$26.64	$22.32	416,934	471,583	47,086
	2013	$13.98	$29.13	$24.38	1,818,167	484,681	55,912
	2012	$10.03	$20.87	$17.45	965,374	516,472	59,702
	2011	$8.41	$17.46	$14.58	67,228	482,030	70,866
	2010		$19.74	$16.47		295,425	81,425
	2009		$14.69	$12.24		87,752	92,352
	2008		$9.12	$7.59		964	103,125
	2007			$12.69			45,063
MFS Research - Service Shares	2016	$16.48	$23.42	$23.71	9,170	15,866	8,725
	2015	$15.39	$21.84	$22.09	10,079	17,207	10,242
	2014	$15.51	$21.98	$22.20	71,184	19,069	11,285
	2013	$14.29	$20.22	$20.41	71,658	20,699	16,480
	2012	$10.97	$15.50	$15.63	36,182	28,034	17,288
	2011	$9.51	$13.41	$13.51	270	23,543	22,085
	2010		$13.66	$13.75		19,664	27,045
	2009		$11.95	$12.01		9,112	33,991
	2008		$9.29	$9.32		—	35,966
	2007			$14.78			32,972
MFS Total Return - Service Shares	2016	$14.15	$18.05	$18.26	124,340	283,703	70,175
	2015	$13.18	$16.78	$16.96	129,930	322,921	79,056
	2014	$13.43	$17.07	$17.24	610,378	365,739	84,449
	2013	$12.57	$15.95	$16.10	608,828	382,304	97,586
	2012	$10.72	$13.59	$13.70	308,039	418,094	128,981
	2011	$9.79	$12.40	$12.48	26,485	421,037	141,543
	2010		$12.34	$12.42		336,825	159,326
	2009		$11.39	$11.45		135,548	170,451
	2008		$9.79	$9.83		921	200,417
	2007			$12.78			241,836
MFS Utilities - Service Shares	2016	$13.10	$21.74	$31.66	170,476	245,785	23,247
	2015	$11.93	$19.77	$28.76	202,273	283,193	29,017
	2014	$14.18	$23.47	$34.10	1,047,803	304,215	38,849
	2013	$12.78	$21.11	$30.64	1,205,350	331,308	58,238
	2012	$10.77	$17.76	$25.76	581,154	361,912	80,624
	2011	$9.64	$15.87	$22.99	58,353	380,854	99,731
	2010		$15.08	$21.82		263,397	127,186
	2009		$13.44	$19.42		120,095	134,684
	2008		$10.23	$14.77		1,337	151,845
	2007			$24.01			170,096
MFS Value - Service Shares	2016	$17.56	$20.80	$20.95	207,661	183,290	3,483
	2015	$15.64	$18.49	$18.61	269,096	200,794	4,450
	2014	$15.99	$18.88	$18.99	3,048,655	364,497	6,293
	2013	$14.70	$17.34	$17.41	3,277,046	507,516	6,207
	2012	$10.99	$12.93	$12.98	1,547,211	571,509	7,936
	2011	$9.61	$11.29	$11.32	35,455	550,581	5,879
	2010		$11.48	$11.49		225,611	6,274
	2009		$10.44	$10.44		12,940	—
MFS VIT II MA Investors Growth Stock - Service Shares	2016	$15.16	$22.23	$20.14	48,170	267,284	178,849
	2015	$15.36	$22.49	$20.35	57,800	264,337	222,918
	2014	$15.37	$22.47	$20.31	173,118	146,538	135,325
	2013	$14.01	$20.45	$18.48	118,680	155,251	165,516
	2012	$10.92	$15.91	$14.36	67,757	176,508	198,027
	2011	$9.48	$13.79	$12.43	3,829	181,813	217,692
	2010		$13.90	$12.52		167,471	250,137
	2009		$12.54	$11.28		83,120	276,686
	2008		$9.12	$8.20		2,117	280,820
	2007			$13.14			104,812
MFS VIT Total Return Bond - Service Shares	2016	$11.03	$12.19	$12.28	1,393,082	507,574	8,971
	2015	$10.74	$11.85	$11.93	1,554,199	571,598	10,226
	2014	$10.94	$12.06	$12.13	1,928,201	636,635	11,672
	2013	$10.50	$11.55	$11.60	1,921,913	690,698	12,577
	2012	$10.78	$11.84	$11.88	1,028,311	691,902	17,042
	2011	$10.20	$11.19	$11.21	69,727	640,381	20,681
	2010		$10.63	$10.64		261,156	15,329
	2009		$10.03	$10.03		15,803	2,225
OppenheimerFunds Capital Appreciation - Service Shares	2016	$15.00	$21.02	$17.59	448,608	65,963	50,306
	2015	$15.58	$21.79	$18.22	302,724	61,291	58,442
	2014	$15.28	$21.35	$17.83	185,424	48,658	65,280
	2013	$13.45	$18.76	$15.65	125,839	50,936	78,706
	2012	$10.53	$14.66	$12.22	65,550	55,369	87,013
	2011	$9.37	$13.03	$10.85	4,287	68,208	96,274
	2010		$13.37	$11.12		43,654	112,130
	2009		$12.39	$10.30		25,267	134,918
	2008		$8.69	$7.22		2,119	131,010
	2007			$13.43			23,457
OppenheimerFunds Discovery Mid Cap Growth - Service Shares	2016		$23.41	$19.06		572	6,640
	2015		$23.20	$18.87		1,861	6,951
	2014		$22.07	$17.93		1,337	10,750
	2013		$21.15	$17.18		1,308	11,582
	2012		$15.78	$12.80		1,416	12,448
	2011		$13.74	$11.13		1,450	12,650
	2010		$13.78	$11.16		2,622	12,761
	2009		$10.97	$8.87		2,681	19,756
	2008		$8.39	$6.78		—	22,329
	2007			$13.48			18,860
OppenheimerFunds Global Fund - Service Shares	2016	$13.30	$20.79	$21.02	2,291,790	718,608	92,783
	2015	$13.49	$21.07	$21.28	585,421	727,249	96,851
	2014	$13.19	$20.56	$20.74	2,035,727	793,493	104,387
	2013	$13.09	$20.38	$20.54	2,465,182	836,679	139,293
	2012	$10.44	$16.23	$16.34	1,376,316	964,078	167,939
	2011	$8.75	$13.58	$13.66	89,586	959,338	158,176
	2010		$15.02	$15.09		469,318	167,265
	2009		$13.13	$13.18		97,101	177,648
	2008		$9.53	$9.56		—	202,071
	2007			$16.19			212,598
OppenheimerFunds Global Strategic Income - Service Shares	2016	$10.65	$13.86	$16.16	3,844,136	1,801,697	169,362
	2015	$10.15	$13.19	$15.37	4,177,816	1,991,901	198,980
	2014	$10.55	$13.69	$15.93	4,151,355	2,141,770	229,250
	2013	$10.43	$13.51	$15.70	3,935,251	2,219,384	270,241
	2012	$10.60	$13.72	$15.93	1,912,789	2,175,762	305,941
	2011	$9.49	$12.26	$14.23	179,980	2,212,591	384,092
	2010		$12.33	$14.29		1,181,444	439,893
	2009		$10.86	$12.58		540,869	515,002
	2008		$9.28	$10.74		15,581	505,648
	2007			$12.69			336,088
OppenheimerFunds Government Money Fund	2016	$9.32	$0.92	$10.28	11,298,853	19,870,958	142,733
	2015	$9.44	$0.93	$10.39	60,905,994	18,994,240	121,548
	2014	$9.57	$0.94	$10.50	11,283,505	15,668,842	206,828
	2013	$9.69	$0.95	$10.61	1,672,651	14,609,654	132,000
	2012	$9.82	$0.96	$10.72	894,788	23,088,872	173,783
	2011	$9.94	$0.97	$10.84	35,736	20,845,259	226,482
	2010		$0.98	$10.95		3,075,712	226,728
	2009		$0.99	$11.06		560,816	139,618
	2008		$1.00	$11.14		—	150,693
	2007			$10.96			76,760
OppenheimerFunds Main Street - Service Shares	2016	$17.73	$24.29	$21.50	619,854	138,909	24,332
	2015	$16.14	$22.08	$19.52	397,349	203,129	25,920
	2014	$15.86	$21.66	$19.13	293,180	163,781	27,637
	2013	$14.56	$19.85	$17.51	292,827	183,274	32,698
	2012	$11.22	$15.28	$13.47	131,293	207,876	36,118
	2011	$9.75	$13.25	$11.67	7,978	204,556	41,843
	2010		$13.45	$11.83		97,822	43,114
	2009		$11.75	$10.32		63,877	43,336
	2008		$9.28	$8.15		33	48,972
	2007			$13.42			41,222
PIMCO VIT Long-Term US Government Advisor Class	2016	$12.64	$13.77	$13.87	310,126	80,194	2,065
	2015	$12.74	$13.85	$13.94	388,495	84,129	2,336
	2014	$13.10	$14.23	$14.30	279,332	97,346	919
	2013	$10.71	$11.62	$11.67	257,870	117,260	6,638
	2012	$12.48	$13.51	$13.56	191,833	124,785	1,921
	2011	$12.12	$13.10	$13.13	18,289	115,966	453
	2010		$10.38	$10.39		47,346	516
	2009		$9.42	$9.42		685	—
PIMCO VIT Low Duration Advisor Class	2016	$9.97	$10.66	$10.74	2,185,929	953,991	8,935
	2015	$9.97	$10.64	$10.71	1,880,559	740,271	8,321
	2014	$10.08	$10.74	$10.80	1,955,509	819,247	6,658
	2013	$10.13	$10.79	$10.83	1,818,657	944,758	7,116
	2012	$10.29	$10.94	$10.98	890,053	835,385	14,028
	2011	$9.86	$10.47	$10.49	48,895	718,469	13,704
	2010		$10.48	$10.49		323,821	8,715
	2009		$10.08	$10.08		18,052	1,519
PIMCO VIT Real Return Advisor Class	2016	$10.07	$11.66	$11.75	6,450,124	2,073,680	18,701
	2015	$9.71	$11.23	$11.30	7,078,469	2,225,481	20,685
	2014	$10.12	$11.68	$11.74	7,229,026	2,342,939	18,762
	2013	$9.95	$11.48	$11.52	7,012,022	2,387,777	18,818
	2012	$11.12	$12.80	$12.84	3,310,897	2,251,626	43,809
	2011	$10.37	$11.92	$11.95	293,070	2,235,422	19,773
	2010		$10.81	$10.82		850,974	15,297
	2009		$10.12	$10.13		43,123	5,916
PIMCO VIT Short-Term Advisor Class	2016	$9.96	$10.14	$10.22	1,738,155	561,113	5,022
	2015	$9.87	$10.03	$10.09	1,661,472	681,255	6,704
	2014	$9.90	$10.05	$10.10	2,053,096	1,453,604	22,664
	2013	$9.97	$10.10	$10.15	2,113,973	1,582,298	40,010
	2012	$10.05	$10.17	$10.21	808,515	638,658	7,527
	2011	$9.92	$10.02	$10.05	49,702	559,870	7,145
	2010		$10.10	$10.11		420,930	5,051
	2009		$10.01	$10.02		8,465	—
PIMCO VIT Total Return Advisor Class	2016	$10.72	$11.86	$11.95	10,169,580	3,710,806	35,854
	2015	$10.58	$11.70	$11.77	10,733,637	4,169,183	50,208
	2014	$10.69	$11.79	$11.85	10,847,381	4,172,714	58,828
	2013	$10.39	$11.45	$11.50	10,717,469	4,277,743	75,764
	2012	$10.75	$11.83	$11.86	5,338,954	4,230,409	110,999
	2011	$9.95	$10.93	$10.95	354,934	4,030,622	63,979
	2010		$10.68	$10.69		1,723,122	34,765
	2009		$10.00	$10.01		127,329	13,390
Protective Life Dynamic Allocation - Conservative Portfolio	2016	$10.14	$9.90	$9.90	287,629	—	—
Protective Life Dynamic Allocation - Growth Portfolio	2016	$10.48	$10.19	$10.19	125,702	389	—
Protective Life Dynamic Allocation - Moderate Portfolio	2016	$10.25	$9.99	$9.99	346,602	1,794	—
Royce Capital Micro-Cap - Service Class	2016	$10.40	$14.51	$14.61	496,141	196,444	4,194
	2015	$8.82	$12.29	$12.37	144,750	219,733	3,964
	2014	$10.23	$14.23	$14.31	109,685	216,202	3,351
	2013	$10.78	$14.97	$15.04	522,919	210,477	3,291
	2012	$9.05	$12.55	$12.59	300,142	225,959	4,358
	2011	$8.54	$11.82	$11.84	28,105	216,310	11,022
	2010		$13.62	$13.64		88,932	8,318
	2009		$10.61	$10.61		9,580	1,693
Royce Capital Small-Cap - Service Class	2016	$14.51	$18.15	$18.28	2,949,809	918,672	12,545
	2015	$12.19	$15.23	$15.32	732,780	945,764	13,072
	2014	$14.04	$17.50	$17.59	2,940,365	991,104	9,890
	2013	$13.82	$17.20	$17.27	3,503,937	1,034,292	14,086
	2012	$10.41	$12.94	$12.99	1,988,973	1,193,626	12,773
	2011	$9.40	$11.67	$11.69	137,686	1,170,416	12,992
	2010		$12.24	$12.25		477,317	13,145
	2009		$10.29	$10.30		35,852	8,850
UIF Global Real Estate II	2016	$12.31	$18.85	$12.84	52,351	112,259	2,966
	2015	$12.09	$18.49	$12.59	54,038	119,800	4,315
	2014	$12.43	$18.97	$12.90	69,833	121,648	6,154
	2013	$11.06	$16.86	$11.45	62,797	128,905	12,575
	2012	$10.92	$16.61	$11.28	71,341	133,111	6,951
	2011	$8.51	$12.93	$8.77	11,707	145,876	10,914
	2010		$14.56	$9.87		68,800	6,098
	2009		$12.04	$8.15		32,235	5,902
	2008		$8.62	$5.82		—	2,749
Van Kampen LIT Enterprise II	2016
	2015
	2014
	2013
	2012
	2011
	2010
	2009
	2008		$9.07	$7.58		—	15,506
	2007			$13.46			22,532

              APPENDIX E

              EXAMPLE OF SECUREPAY RIDER WITH THE SECUREPAY R72 BENEFIT

              For Contract Owners Who Purchased the Rider On or After May 1, 2009

              The purpose of the following example is to demonstrate the operation of the SecurePay Rider with the SecurePay R72 Benefit ("SecurePay Rider") for Contract Owners who purchased the rider on or after May 1, 2009 (or later, subject to state approval). The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

              ASSUMPTIONS:

                Joe, 55 years old on the Effective Date
                Purchased the SecurePay Rider with the SecurePay R72 Benefit at time of Contract Purchase and after May 1, 2009
                Elected Single Life Coverage
                Began making SecurePay Withdrawals 13 years after the Rider Effective Date
                Because Joe was 68 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage
Contract Year	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	SecurePay Roll-Up Value	Benefit Base	Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000	N/A	100,000	100,000(A)	100,000(A)	—	—
1	15,000(B)	—	119,336	122,200(C)	122,200(D)	—	—
2	—	—	133,212	130,998(E)	133,212(F)	—	—
3	10,000(G)	—	145,941	142,803(H)	142,803(I)	—	—
4	—	—	154,057	153,084	153,084(J)	—	—
5	—	—	116,753	164,106	164,106(K)	—	—
6	—	—	99,317	175,922	175,922(L)	—	—
7	—	—	117,908	188,588	188,588(M)	—	—
8	—	—	93,575	188,588(N)	188,588(O)	—	—
9	12,000	—	112,836	202,166(P)	202,166(Q)	—	—
10	—	10,000	105,382(R)	197,939(S)	197,939(T)	—	—
11	—	—	120,015	212,191	212,191(U)	—	—
12	—	—	143,194	N/A(V)	212,191(W)	—	—
13	—	10,610(X)	150,931	N/A	212,191	10,610	—
14	—	10,610(X)	158,078	N/A	212,191	10,610	—
15	—	10,610(X)	155,209	N/A	212,191	10,610	—
16	—	2,000(Y)	163,611	N/A	212,191	10,610	8,610(Y)
17	—	10,610(Z)	154,962	N/A	212,191	10,610	—
18	—	10,610(Z)	152,795	N/A	212,191	10,610

              (A) The initial Benefit Base is equal to the initial Purchase Payment of $100,000

              (B) The $15,000 Purchase Payment is made six months following the Contract Effective Date and is added to the current Benefit Base of $100,000 at that time. The new Benefit Base is $115,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

              (C) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($115,000) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $100,000).

              (D) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $115,000, $119,336, and $122,200, respectively).

              (E) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($122,200) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $122,200).

              (F) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $122,200, $133,212, and $130,998, respectively).

              (G) The $10,000 Purchase Payment is not added to the current Benefit Base because it is made more than 2 years after the Rider Effective Date.

              (H) The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($133,212) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $133,212).

              (I) The SecurePay Roll-Up Value ($142,803) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($145,941 – $10,000).

              (J) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $144,057 ($154,057 – $10,000).

              (K) The SecurePay Roll-Up Value ($164,106) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($116,753 – $10,000).

              (L) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $89,317 ($99,317 – $10,000).

              (M) The SecurePay Roll-Up Value ($188,588) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($117,908 – $10,000).

              (N) Since the Contract Value is < 50% of the most recently calculated Benefit Base ($188,588), the SecurePay Roll-Up Value does not change.

              (O) The SecurePay Roll-Up Value ($188,588) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($93,575 – $10,000).

              (P) Since the Contract Value is > 50% of the most recently calculated Benefit Base ($188,588), the SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($188,588) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $188,588).

              (Q) The SecurePay Roll-Up Value ($202,166) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($112,836 – $22,000).

              (R) The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 8.7% ($10,000 [amount of withdrawal]/$115,382 [Contract Value before withdrawal] = 0.087. The new Benefit Base is $184,645 ($202,166 – ($202,166 * ($10,000/$115,382))).

              (S) The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (.072 * $202,166 * (1 – .087)) to $13,294. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($184,645 + $13,294).

              (T) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value ($105,382 – $22,000) and the SecurePay Roll-Up Value ($197,939).

              (U) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $98,015 ($120,015 – $22,000).

              (V) Since 10 contract anniversaries have elapsed where the Roll-up Amount was > $0 (ie, the SecurePay Roll-Up Value increased), the Roll-Up period ends.

              (W) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $121,194 ($143,194 – $22,000).

              (X) For the next three years, Joe takes the full Annual Withdrawal Amount of $10,610 (.05 * $212,191)

              (Y) In year 16, Joe only takes $2,000 of the available $10,610. Please note that the $8,610 is not carried over to the next year.

              (Z) For the last two years, Joe takes the full Annual Withdrawal Amount of $10,610 (.05 * $212,191)

              Example of SecurePay Rider (without the SecurePay R72 Benefit)

              For Contract Owners Who Purchased the Rider On or After May 1, 2009

              The purpose of the following example is to demonstrate the operation of SecurePay ("SecurePay Rider") without the SecurePay R72 Benefit for Contract Owners who purchased the rider on or after May 1, 2009 (or later, subject to state approval). The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

              ASSUMPTIONS:

                Joe, 55 years old on the Effective Date
                Purchased the SecurePay Rider at time of Contract Purchase and after May 1, 2009
                Elected Single Life Coverage
                Began making SecurePay Withdrawals 11 years after the Rider Effective Date
                He received the 5% Maximum Withdrawal Percentage
Contract Year	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Benefit Base	Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000	N/A	100,000	100,000(A)	0	0
1	50,000(B)	0	153,975	153,975(C)	0	0
2	0	0	161,676	161,676(D)	0	0
3	25,000(E)	0	210,964	185,964(F)	0	0
4	0	0	208,164	185,964(G)	0	0
5	0	0	246,037	221,037(H)	0	0
6	15,000(I)	0	249,536	221,037(J)	0	0
7	0	0	290,987	250,987(K)	0	0
8	0	10,000(L)	288,172	248,172(M)	0	0
9	0	0	312,085	272,085(N)	0	0
10	0	0	337,317	297,317(O)	0	0
11	0	14,866(P)	313,603	297,317	14,866	0
12	0	14,866(P)	329,576	297,317	14,866	0
13	0	14,866(P)	333,375	297,317	14,866	0
14	0	5,000(Q)	359,462	319,462(Q)	14,866	9,866(Q)
15	0	15,973(R)	355,423	319,462	15,973	0
16	0	15,973(R)	348,558	319,462	15,973	0
17	0	15,973(R)	334,053	319,462	15,973	0

              (A) The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

              (B) The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

              (C) The Benefit Base of $150,000 is compared to the Anniversary Value of $153,975. The Benefit Base steps up to $153,975.

              (D) The Benefit Base steps up to the Anniversary Value of $161,676.

              (E) The $25,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

              (F) The Anniversary Value equals $185,964 ($210,964 – $25,000). The Benefit Base steps up to $185,964, since that is greater than the current Benefit Base of $161,676.

              (G) The Benefit Base remains at $185,964 since the Anniversary Value is less ($208,164 – $25,000 = 183,164).

              (H) The Benefit Base steps up to the Anniversary Value of $221,037 ($246,037 – $25,000).

              (I) The $15,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

              (J) The Benefit Base remains at $221,037 since the Anniversary Value is less ($249,536 – $40,000 = $209,536).

              (K) The Benefit Base steps up to the Anniversary Value of $250,987 ($290,987 – $40,000).

              (L) The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal] /$298,172 [Contract Value before withdrawal] = 0.034). The new Benefit Base is $242,569 ($250,987 – ($250,987 * ($10,000/$298,172))).

              (M) The Benefit Base steps up to the Anniversary Value of $248,172 ($288,172 – $40,000).

              (N) The Benefit Base steps up to the Anniversary Value of $272,085 ($312,085 – $40,000).

              (O) The Benefit Base steps up to the Anniversary Value of $297,317 ($337,317 – $40,000).

              (P) For the next three years, Joe takes the full Annual Withdrawal Amount of $14,866 (.05 x $297,317).

              (Q) In year 14, Joe only takes $5,000 of the available $14,866. Please note that the $9,866 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000).

              (R) For the last three years, Joe takes the full Annual Withdrawal Amount of $15,973 (.05 x $319,462).

              APPENDIX F

              THE SECUREPAY GMAB (NOT AVAILABLE ON OR AFTER MAY 1, 2009)

              If you purchased the SecurePay rider prior to May 1, 2009, we offered the rider by itself or, for an increased SecurePay Fee, with an optional SecurePay feature that could be selected at the time you purchased the rider (but not after purchase): the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB).

              As of May 1, 2009, the SecurePay GMAB is no longer available with the purchase of the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime option.

              The following describes the SecurePay GMAB for those Owners who purchased it with their SecurePay rider prior to May 1, 2009. If you selected the SecurePay GMAB, you may not cancel it. This feature will terminate when your SecurePay rider terminates (if not sooner). All of the terms and conditions of the rider apply in addition to the specific terms and conditions of the benefit. Please see "SecurePay With RightTime Option" in the prospectus. For hypothetical examples of the SecurePay rider issued before May 1, 2009, please see Appendix G and Appendix H in this prospectus.

              SecurePay Guaranteed Minimum Accumulation Benefit (GMAB) (Not available on or after May 1, 2009)

              The SecurePay GMAB was designed to protect you from poor investment performance under the Contract during a specified period. Subject to certain conditions, the SecurePay GMAB provides a future "safety net" by guaranteeing that at the end of a specified period ("GMAB Period"), your Contract Value will not be less than a minimum guaranteed amount ("GMAB Guaranteed Amount"). If your Contract Value is less than this amount on that date we will increase your Contract Value to equal the GMAB Guaranteed Amount.

              Important Considerations

                A partial surrender will reduce the GMAB Guaranteed Amount in the same proportion that the partial surrender reduces your Contract Value. Thus, partial surrenders may significantly reduce the value of the SecurePay GMAB.
                The SecurePay GMAB must remain in effect for the entire GMAB Period in order to obtain the guarantee under this benefit. If you establish the Benefit Election Date prior to the end of the GMAB Period, we will terminate the SecurePay GMAB and you will not receive any increase in your Contract Value to equal the GMAB Guaranteed Amount (or any refund of the increased SecurePay Fee). However, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See the discussion titled Beginning Your SecurePay Withdrawals in the "SecurePay With RightTime Option" section of the prospectus. You should carefully weigh the advantages of the SecurePay GMAB with the disadvantages of delaying taking SecurePay Withdrawals.
                Purchase Payments received by us more than one year after the Rider Effective Date are not included in the calculation of the GMAB Guaranteed Amount.
                Because your Contract Value may be greater than or equal to the GMAB Guaranteed Amount at the end of the GMAB Period, you may never need to rely on the SecurePay GMAB. Thus, you may be paying for a benefit that you never realize. We will not refund the increased SecurePay Fee if your Contract Value is not increased by the SecurePay GMAB.
                If your Contract Value is reduced to zero during the GMAB Period, your SecurePay GMAB will terminate and you will not receive any increase in your Contract Value equal to the GMAB Guaranteed Amount.
              Calculating the GMAB Guaranteed Amount

              On the Rider Effective Date, we will determine your initial GMAB Guaranteed Amount. Your initial GMAB Guaranteed Amount is equal to your initial Purchase Payment. Thereafter, we increase the GMAB Guaranteed Amount dollar-for-dollar for each Purchase Payment received by us during the first year following the Rider Effective Date. Any Purchase Payments that we receive after the first year will not increase the GMAB Guaranteed Amount. We reduce the GMAB Guaranteed Amount for each partial surrender from the Contract in the same proportion that each partial surrender reduces your Contract Value as of the date we process the partial surrender request.

              Example: Assume that on January 1st you purchase the SecurePay rider with the SecurePay GMAB and make an initial Purchase Payment of $100,000. The GMAB Guaranteed Amount would equal $100,000. To continue this example, assume:

              On March 1st of that same year, your Contract Value increases to $101,000 due to favorable market performance and you make an additional Purchase Payment of $10,000. Your Contract Value would increase to $111,000 ($101,000 + $10,000) and your GMAB Guaranteed Amount would increase to $110,000 ($100,000 + $10,000).

              On September 1st, your Contract Value further increases to $115,000 due to favorable market performance and you make a $20,000 partial surrender. Your Contract Value would decrease to $95,000 ($115,000 – $20,000). Because the partial surrender reduced your Contract Value by 17.39% (($115,000 – $95,000)/$115,000), we would proportionally reduce your GMAB Guaranteed Amount by 17.39%, or $19,130.43 ($110,000 – 17.39%) to $90,869.57 ($115,000 – $19,130.43).

              Note: Partial surrenders could reduce your GMAB Guaranteed Amount by substantially more than the actual amount of the partial surrender. For example, assume your GMAB Guaranteed Amount is $100,000. If you make a partial surrender of $45,000 and your Contract Value at that time is $90,000 (i.e., the partial surrender is 50% of your Contract Value), then the GMAB Guaranteed Amount is reduced by 50% to $50,000. Thus, the $45,000 partial surrender would reduce the GMAB Guaranteed Amount by more than $45,000 — it would reduce it by $50,000.

              On February 1st of the following year, your Contract Value decreases to $90,000 due to unfavorable market performance and you make an additional Purchase Payment of $5,000. Your Contract Value would increase to $95,000 ($90,000 + $5,000), but your GMAB Guaranteed Amount would remain at $90.869.57 since you made the additional Purchase Payment more than one year following the Rider Effective Date. However, any additional partial surrenders would continue to decrease your GMAB Guaranteed Amount.

              "Stepping Up" the GMAB Guaranteed Amount

              On the 5th Contract Anniversary following the Rider Effective Date, you may "step-up" the GMAB Guaranteed Amount to equal your current Contract Value and begin a new GMAB Period. To do so:

                you must elect the step-up in writing within 90 days prior to the 5th Contract Anniversary;
                your Contract Value on the 5th Contract Anniversary following the Rider Effective Date must be greater than the GMAB Guaranteed Amount on that date;
                the new GMAB Period must not extend beyond the Annuity Commencement Date then in effect;
                we must receive your request prior to the oldest Owner's 85th birthday (or, in the case of a Qualified Contract, the Annuitant's 85th birthday); and
                the SecurePay GMAB must still be in effect.

              If you elect the step-up, a new GMAB Period will begin on the 5th Contract Anniversary following the Rider Effective Date. We also will adjust your GMAB Guaranteed Amount so that it is equal to your Contract Value on the 5th Contract Anniversary following the Rider Effective Date. Please note that any Purchase Payments we receive following the date of reset will not increase the GMAB Guaranteed Amount. Upon step-up, we reserve the right to change your SecurePay Fee to the fee we are currently charging for a newly issued SecurePay rider, although this fee will never be greater than the maximum SecurePay Fee listed in your rider.

              Note: If you establish the Benefit Election Date prior to the end of the new GMAB Period, we will terminate the SecurePay GMAB and you will not receive any increase in your Contract Value to equal the GMAB Guaranteed Amount (or any refund of the increased SecurePay Fee). However, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See the discussion titled Beginning Your SecurePay Withdrawals in the "SecurePay With RightTime Option" section of the prospectus. You should carefully weigh the advantages of "stepping up" the GMAB Guaranteed Amount with the disadvantages of delaying taking SecurePay Withdrawals.

              Determining the GMAB Period

              On the Rider Effective Date, we will begin the GMAB Period. The GMAB Period will continue until the earliest of:

                the 10th Contract Anniversary following the later of: (a) the Rider Effective Date; or (b) the date you "step-up" the GMAB Period, as discussed above;
                the Benefit Election Date; or
                termination of your SecurePay rider (see the discussion titled Terminating the SecurePay Rider in the "SecurePay With RightTime Option" section of the prospectus).
              Expiration of the GMAB Period

              If, at the end of the GMAB Period, your Contract Value is less than the GMAB Guaranteed Amount, we will increase your Contract Value to equal the GMAB Guaranteed Amount. We will allocate the increase in Contract Value pro-rata among the Sub-Accounts in which you are invested.

              Example: Assume that on January 1, 2018, your GMAB Period ends, your Contract Value equals $100,000, and your GMAB Guaranteed Amount equals $150,000. Since your Contract Value ($100,000) is less than your GMAB Guaranteed Amount ($150,000) at the end of your GMAB Period, we will increase your Contract Value to $150,000 to equal your GMAB Guaranteed Amount. We will allocate the increased amount ($50,000) pro-rata among the Sub-Accounts in which you are invested.

              Termination of the SecurePay GMAB

              The SecurePay GMAB will terminate on the earliest of:

                the end of the GMAB Period (or the end of the new GMAB Period following "step-up" of the GMAB Guaranteed Amount);
                the Benefit Election Date; or
                termination of your SecurePay rider (see the discussion titled Terminating the SecurePay Rider in the "SecurePay With RightTime Option" section of the prospectus).

              If the SecurePay GMAB terminates due to the establishment of the Benefit Election Date or the termination of your SecurePay rider, you will not receive any increase in your Contract Value to equal the GMAB Guaranteed Amount (or any refund of the increased SecurePay Fee).

              Upon termination of the SecurePay GMAB, we will no longer assess the increased SecurePay Fee for the SecurePay GMAB. However, we will continue to assess the SecurePay Fee for the SecurePay rider or, if purchased, the increased SecurePay Fee for the SecurePay R72 Benefit until termination of the rider.

              Repurchasing the SecurePay GMAB

              If your SecurePay GMAB terminated before the oldest Owner's 85th birthday (or, in the case of a Qualified Contract, the Annuitant's 85th birthday), you may request to repurchase the SecurePay GMAB. We must receive your written request within 90 days prior to the date of termination, your SecurePay rider must still be in effect, the new GMAB Period must not extend beyond the Annuity Commencement Date then in effect, and you must not have established the Benefit Election Date. We will treat the SecurePay GMAB as a new purchase, which means that a new GMAB Period will begin as of the date of termination and your GMAB Guaranteed Amount will be equal to your Contract Value as of that date. We also will increase the GMAB Guaranteed Amount dollar-for-dollar for each Purchase Payment received by us during the first year following the date of repurchase (although any Purchase Payments that we receive after that first year will not increase the GMAB Guaranteed Amount). We will set your SecurePay Fee to equal the fee we are currently charging for a newly issued SecurePay rider, although this fee will never be greater than the maximum SecurePay Fee listed in your rider.

              APPENDIX G

              EXAMPLE OF SECUREPAY RIDER (WITHOUT THE SECUREPAY R72 BENEFIT AND THE SECUREPAY GMAB)

              For Contract Owners Who Purchased the Rider Before May 1, 2009

              The purpose of the following example is to demonstrate the operation of the SecurePay Rider ("SecurePay Rider") without the SecurePay R72 Benefit or the SecurePay GMAB for Contract Owners who purchased the rider before May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

              ASSUMPTIONS:

                Joe, 55 years old on the Effective Date
                Purchased the SecurePay Rider at time of Contract Purchase and prior to May 1, 2009
                Elected Single Life Coverage
                Began making SecurePay Withdrawals 11 years after the Rider Effective Date
                Because the Benefit Election Date was 11 years after the Rider Effective Date and Joe was 66 on that date, he received the 6% Maximum Withdrawal Percentage
Contract Year	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Benefit Base	Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000	N/A	100,000	100,000(A)	0	0
1	50,000(B)	0	158,955	158,955(C)	0	0
2	0	0	165,987	165,987(D)	0	0
3	25,000(E)	0	215,760	190,760(F)	0	0
4	0	0	211,719	190,760(G)	0	0
5	0	0	248,856	223,856(H)	0	0
6	15,000(I)	0	251,276	223,856(J)	0	0
7	0	0	291,400	251,400(K)	0	0
8	0	10,000(L)	286,952	246,952(M)	0	0
9	0	0	309,046	269,046(N)	0	0
10	0	0	332,184	292,184(O)	0	0
11	0	17,531(P)	307,062	292,184	17,531	0
12	0	17,531(P)	320,745	292,184	17,531	0
13	0	17,531(P)	322,393	292,184	17,531	0
14	0	5,000(Q)	345,506	305,506(Q)	17,531	12,531(Q)
15	0	18,330(R)	339,725	305,506	18,330	0
16	0	18,330(R)	331,210	305,506	18,330	0
17	0	18,330(R)	315,437	305,506	18,330	0

              (A) The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

              (B) The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

              (C) The Benefit Base of $150,000 is compared to the Anniversary Value of $158,955. The Benefit Base steps up to $158,955.

              (D) The Benefit Base steps up to the Anniversary Value of $165,987.

              (E) The $25,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

              (F) The Anniversary Value equals $190,760 ($215,760 – $25,000). The Benefit Base steps up to $190,760, since that is greater than the current Benefit Base of $165,987.

              (G) The Benefit Base remains at $190,760 since the Anniversary Value is less ($211,719 – $25,000 = 186,716).

              (H) The Benefit Base steps up to the Anniversary Value of $223,856 ($248,856 – $25,000).

              (I) The $15,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

              (J) The Benefit Base remains at $223,856 since the Anniversary Value is less ($251,276 – $40,000 = $211,276).

              (K) The Benefit Base steps up to the Anniversary Value of $251,400 ($291,400 – $40,000).

              (L) The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal]/$296,952 [Contract Value before withdrawal] = 0.034). The new Benefit Base is $242,934 ($251,400 – ($251,400 * ($10,000/$296,952))).

              (M) The Benefit Base steps up to the Anniversary Value of $246,952 ($286,952 – $40,000).

              (N) The Benefit Base steps up to the Anniversary Value of $269,046 ($309,046 – $40,000).

              (O) The Benefit Base steps up to the Anniversary Value of $292,184 ($332,184 – $40,000).

              (P) For the next three years, Joe takes the full Annual Withdrawal Amount of $17,531 (.06 x $292,184).

              (Q) In year 14, Joe only takes $5,000 of the available $17,531. Please note that the $12,531 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $305,506 ($345,506 – $40,000).

              (R) For the last three years, Joe takes the full Annual Withdrawal Amount of $18,330 (.06 x $305,506).

              APPENDIX H

              EXAMPLE OF SECUREPAY RIDER WITH THE SECUREPAY R72 BENEFIT AND THE SECUREPAY GMAB

              For Contract Owners Who Purchased the Rider Before May 1, 2009

              The purpose of the following example is to demonstrate the operation of the SecurePay Rider with the SecurePay R72 Benefit and the SecurePay GMAB ("SecurePay Rider") for Contract Owners who purchased the rider before May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

              ASSUMPTIONS:

                Joe, 55 years old on the Effective Date
                Purchased the SecurePay Rider with the SecurePay R72 Benefit and the SecurePay GMAB at time of Contract Purchase and prior to May 1, 2009
                Elected Single Life Coverage
                Began making SecurePay Withdrawals 11 years after the Rider Effective Date
                Because Joe was 66 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage
Contract Year	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	SecurePay Roll-Up Value	Benefit Base	Annual Withdrawal Amount	Annual Withdrawal Amount Balance	GMAB Guaranteed Amount
At issue	100,000	N/A	100,000	100,000(A)	100,000(A)	—	—	100,000(A)
1	50,000(B)	—	153,975	157,200(C)	157,200(D)	—	—	100,000
2	—	—	161,676	168,518(E)	168,518(F)	—	—	100,000
3	25,000(G)	—	209,964	180,651(H)	184,964(I)	—	—	100,000
4	—	—	208,164	198,281	198,281(J)	—	—	100,000
5	—	—	246,037	212,557	221,037(K)	—	—	100,000
6	15,000	—	249,536	236,951	236,951(L)	—	—	100,000
7	—	—	290,987	248,798	250,987(M)	—	—	100,000
8	—	10,000	288,172(N)	260,026(O)	260,026(P)	—	—	96,646(Q)
9	—	—	312,085	278,748	278,748(R)	—	—	96,646
10	—	—	337,317	298,818	298,818(S)	—	—	96,646(T)
11	—	14,941(U)	313,603	N/A(V)	298,818	14,941	—	N/A
12	—	14,941(U)	329,576	N/A	298,818	14,941	—	N/A
13	—	14,941(U)	333,375	N/A	298,818	14,941	—	N/A
14	—	5,000(W)	359,462	N/A	319,462(W)	14,941	9,941(W)	N/A
15	—	15,973(X)	355,423	N/A	319,462	15,973	—	N/A
16	—	15,973(X)	348,558	N/A	319,462	15,973	—	N/A
17	—	15,973(X)	334,053	N/A	319,462	15,973	—	N/A

              (A) The initial Benefit Base and initial GMAB Guaranteed Amount are each equal to the initial Purchase Payment of $100,000

              (B) The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

              (C) The SecurePay Roll-up Value is equal to the most recently calculated Benefit Base ($150,000) plus 7.2% of the Benefit Base on the previous Contract Anniversary (7.2% of $100,000).

              (D) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-up Value (max of $150,000, $153,975, and $157,200, respectively).

              (E) The SecurePay Roll-up Value is equal to the most recently calculated Benefit Base ($157,200) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $157,200).

              (F) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-up Value (max of $157,200, $161,676, and $168,518, respectively).

              (G) The $25,000 Purchase Payment is not added to the current BenefitBase because it is made more than 2 years after the Rider Effective Date.

              (H) The SecurePay Roll-up Value is equal to the most recently calculated Benefit Base ($168,518) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $168,518).

              (I) The SecurePay Roll-up Value ($180,651) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($209,964 – $25,000). Note that the Roll-Up period is reset since the Benefit Base is set equal to the SecurePay Anniversary Value.

              (J) The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $183,164 ($208,164 – $25,000).

              (K) The SecurePay Roll-up Value ($212,557) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($246,037 – $25,000). Note that the Roll-Up Period is reset since the Benefit Base is set equal to the SecurePay Anniversary Value.

              (L) The recalculated Benefit Base is equal to the SecurePay Roll-up Value since it is higher than the SecurePay Anniversary Value of $209,536 ($249,536 – $40,000).

              (M) The SecurePay Roll-Up Value ($248,798) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($290,987 – $40,000). Note that the Roll-Up Period is reset since the Benefit Base is set equal to the SecurePay Anniversary Value.

              (N) The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal]/$298,172 [Contract Value before withdrawal] = 0.034. The new Benefit Base is $242,569 ($250,987 – ($250,987 * ($10,000/$298,172))).

              (O) The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (.072 * $250,987 * (1 – .034)) to $17,457. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($242,569 + $17,457).

              (P) The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value ($288,172 – $40,000) and the SecurePay Roll-Up Value ($260,026).

              (Q) The GMAB Guaranteed Amount is reduced proportionally due to the $10,000 withdrawal. The amount is reduced by 3.4% ($10,000 [amount of withdrawal]/$298,172 [Contract Value before withdrawal] = 0.034. The new GMAB Guaranteed Amount is $96,646 ($100,000 – ($100,000 * ($10,000/$298,172))).

              (R) The recalculated Benefit Base is equal to the SecurePay Roll-up Value since it is higher than the SecurePay Anniversary Value of $272,085 ($312,085 – $40,000).

              (S) The recalculated Benefit Base is equal to the SecurePay Roll-up Value since it is higher than the SecurePay Anniversary Value of $297,317 ($337,317 – $40,000).

              (T) Since the GMAB Guaranteed Amount was not stepped-up at the end of year 5, the GMAB benefit is no longer available after year 10.

              (U) For the next three years, Joe takes the full Annual Withdrawal Amount of $14,941 (.05 * $298,818)

              (V) Since the withdrawals under the rider begin, the Roll-Up Period stops.

              (W) In year 14, Joe only takes $5,000 of the available $14,941. Please note that the $9,941 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000)

              (X) For the last three years, Joe takes the full Annual Withdrawal Amount of $15,973 (.05 * $319,462)

              APPENDIX I

              PRINCIPALBACK ANNUITIZATION BENEFITFOR CONTRACTS PURCHASED BEFORE MAY 1, 2007

              Owners who purchased their Contracts before May 1, 2007, have available to them the PrincipalBack Annuitization Benefit.

              If your Annuity Commencement Date is on or within 90 days after your 7th Contract Anniversary and you elect to receive fixed income payments for either of the payment periods discussed below, the total amount of the payments we make will not be less than your adjusted aggregate Purchase Payments. Under the PrincipalBack Annuitization Benefit, your Annuity Value is the greater of (i) the Contract Value on the Annuity Commencement Date, or (ii) your aggregate Purchase Payments less an adjustment for each partial surrender as of the Annuity Commencement Date, each reduced by any applicable fees, charges and premium tax. The adjustment for each partial surrender is the amount that reduces your aggregate Purchase Payments at the time of surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than your aggregate Purchase Payments at the time of the partial surrender, the adjustment will be larger than the amount surrendered.

              You may elect PrincipalBack payments either (i) under Annuity Option A, with payments for a certain period of 10 years or more; or (ii) under Annuity Option B, with payments for life with an installment refund of Purchase Payments. If you elect PrincipalBack payments for life with an installment refund of Purchase Payments, the payments will be based on the life of the named Annuitant(s). We will make payments for the lifetime of the Annuitant(s), with payments guaranteed to continue until the amount of the payments equals your adjusted aggregate Purchase Payments. We will stop making payments when the amount of the payments equals your adjusted aggregate Purchase Payments or when the Annuitant(s) dies, whichever is later.

              APPENDIX J

              EXAMPLE OF PROTECTIVE INCOME MANAGER RIDER

              The purpose of the following example is to demonstrate the operation of the Protective Income Manager Rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

              ASSUMPTIONS:

                Joe, 75 years old on the Rider Effective Date
                Purchased the Protective Income Manager Rider at the time of Contract purchase
                Elected Single Life Coverage
                Began making Protective Income Manager Withdrawals immediately
Contract Year	Attained Age	Purchase Payments	Hypothetical Contract Value (Beginning of Year)	Protective Income Manager Payment Factor	Contract Value times Payment Factor	Optimal Withdrawal Amount	Total Withdrawal Taken	Excess Withdrawal	Hypothetical Contract Value (End of Year)	Protected Lifetime Payment(A)
1	75	100,000	100,000(B)	0.06661	6,661	6,661	6,661	—	95,684	6,661
2	76	—	95,684	0.06912	6,614	6,661(C)	6,661	—	92,517	6,661
3	77	—	92,517	0.07192	6,654	6,661	6,661	—	98,541	6,661
4	78	—	98,541	0.07505	7,396	7,327(D)	7,327	—	91,009	6,661
5	79	25,000	116,009	0.07859	9,117	8,060	8,060	—	103,677	6,661
6	80	—	103,677	0.08260	8,564	8,564	40,000	31,436(E)	56,987	6,661
7	81	—	56,987	0.08570	4,884	4,884(F)	4,884	—	50,637	4,884(G)
8	82	—	50,637	0.09104	4,610	4,884	4,884	—	51,573	4,884
9	83	—	51,573	0.09729	5,018	5,018(H)	5,018	—	46,185	4,884
10	84	—	46,185	0.10469	4,835	4,884	4,884	—	38,156	4,884

              (A) Protected Lifetime Payments are available if the rider is in effect on the Maximum Annuity Commencement Date, and equal the lesser of (a) your initial Optimal Withdrawal Amount; or (b) your Optimal Withdrawal Amount as of a Reset Date.

              (B) The initial Contract Value is equal to the initial Purchase Payment of $100,000.

              (C) We recalculate the Optimal Withdrawal Amount by multiplying the Payment Factor (0.06912) by the Contract Value ($95,684), which equals $6,614. However, this amount is lower than our guarantee that, so long as there has not been an Excess Withdrawal, the Optimal Withdrawal Amount will always be at least the greater of 90% of the prior Optimal Withdrawal Amount (90% x $6,661 = $5,994) or the initial Optimal Withdrawal Amount ($6,661). Therefore, the recalculated Optimal Withdrawal Amount is equal to $6,661.

              (D) Although the Payment Factor (0.07505) times the Contract Value ($98,541) equals $7,396, the Optimal Withdrawal Amount is $7,327 since the Optimal Withdrawal Amount cannot be higher than 110% of the prior Optimal Withdrawal Amount ($6,661 x 1.10 = $7,327).

              (E) An Excess Withdrawal occurs when total withdrawals taken during the Contract Year exceed the Optimal Withdrawal Amount.

              (F) On the next Contract Anniversary following an Excess Withdrawal (the "Reset Date"), we reset the "floor" for future Optimal Withdrawal Amounts to equal the lesser of the initial Optimal Withdrawal Amount or the Optimal Withdrawal Amount as of the Reset Date. We will also use a new Protective Income Manager Payment Factor determined solely by the age of the (younger) Covered Person (for riders purchased before October 1, 2011, determined by the current number of years remaining until the Maximum Annuity Commencement Date and the age of the (younger) Covered Person) on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee). This will result in a lower Protective Income Manager Payment Factor. In this example, the factor that would have applied in the absence of a Reset (0.08721) is replaced by a new Payment Factor (0.08570) as Joe is now 81 years old. This means the new Optimal Withdrawal Amount is equal to $4,884, which is the Contract Value ($56,987) times the Payment Factor (0.08570). Optimal Withdrawal Amount calculation floors do not apply at Reset Dates.

              (G) This Contract Anniversary is a Reset Date due to the Excess Withdrawal during the prior Contract Year. If the Optimal Withdrawal Amount on a Reset Date is lower than the initial Optimal Withdrawal Amount, then the Protected Lifetime Payment is reduced to equal that year's Optimal Withdrawal Amount.

              (H) The Optimal Withdrawal Amount is equal to $51,573 (Contract Value) times 0.09729 (Payment Factor) = $5,018.

              APPENDIX K

              PROTECTIVE INCOME MANAGER RIDER PAYMENT FACTORS

              (for riders purchased on or after October 1, 2011)

              The following table provides the Protective Income Manager rider payment factors for Single Life and Joint Life Coverage. We calculate your Optimal Withdrawal Amount under the rider by multiplying your Contract Value by the applicable factor. This factor is based upon the attained age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount, as well as that person's age on the Rider Effective Date. On each Contract Anniversary, we will use a new factor to recalculate your Optimal Withdrawal Amount based upon the new attained age of the (younger) Covered Person at that time, but the factor will still continue to be based on the age of the (younger) Covered Person on the Rider Effective Date unless an Excess Withdrawal has been taken.

              For example, if you are age 75 on the date you purchase the rider (with single life coverage), your Protective Income Manager Payment factor is 0.06661. If your initial Purchase Payment is $100,000, then your initial Optimal Withdrawal Amount is $6,661 (0.06661 x $100,000). If you never take an Excess Withdrawal, then you will always be able to withdraw at least $6,661 each Contract Year without reducing or eliminating the benefits under the rider. In addition, each year your factor will increase as you get closer to your 95th birthday (but will remain in the age 75 column so long as you do not take an Excess Withdrawal).

              Single Life Coverage

Attained Age of Covered Person On Date of Calculation	Age of Covered Person on Rider Effective Date or Last Reset Date
	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50980	0.50968	0.50956	0.50944	0.50932	0.50920	0.50908	0.50896	0.50884	0.50872	0.50860	0.50848	0.50836	0.50824	0.50812	0.50800	0.50787	0.50775	0.50763	0.50751	0.50739	0.50727	0.50715	0.50702	0.50690	0.50678	0.50666	0.50654	0.50642	0.50629	0.50617	0.50605	0.50593	0.50581
92	0.34649	0.34633	0.34616	0.34600	0.34584	0.34568	0.34551	0.34535	0.34519	0.34503	0.34486	0.34470	0.34454	0.34438	0.34421	0.34405	0.34389	0.34372	0.34356	0.34340	0.34323	0.34307	0.34291	0.34274	0.34258	0.34242	0.34225	0.34209	0.34192	0.34176	0.34160	0.34143	0.34127
91	0.26489	0.26471	0.26452	0.26434	0.26415	0.26397	0.26378	0.26360	0.26341	0.26323	0.26304	0.26286	0.26267	0.26249	0.26230	0.26212	0.26193	0.26175	0.26156	0.26138	0.26119	0.26101	0.26082	0.26063	0.26045	0.26026	0.26008	0.25989	0.25971	0.25952	0.25933	0.25915
90	0.21599	0.21579	0.21559	0.21539	0.21519	0.21499	0.21479	0.21459	0.21439	0.21419	0.21399	0.21379	0.21359	0.21339	0.21319	0.21299	0.21279	0.21259	0.21239	0.21219	0.21199	0.21179	0.21160	0.21140	0.21120	0.21100	0.21080	0.21060	0.21040	0.21020	0.21000
89	0.18342	0.18321	0.18300	0.18279	0.18258	0.18237	0.18216	0.18195	0.18174	0.18153	0.18132	0.18111	0.18090	0.18069	0.18048	0.18027	0.18006	0.17985	0.17964	0.17943	0.17922	0.17901	0.17880	0.17859	0.17838	0.17817	0.17796	0.17775	0.17754	0.17733
88	0.16020	0.15998	0.15976	0.15954	0.15933	0.15911	0.15889	0.15867	0.15845	0.15823	0.15801	0.15780	0.15758	0.15736	0.15714	0.15692	0.15670	0.15649	0.15627	0.15605	0.15583	0.15561	0.15540	0.15518	0.15496	0.15474	0.15452	0.15431	0.15409
87	0.14282	0.14259	0.14236	0.14214	0.14191	0.14169	0.14146	0.14123	0.14101	0.14078	0.14056	0.14033	0.14011	0.13988	0.13966	0.13943	0.13921	0.13898	0.13876	0.13853	0.13831	0.13808	0.13786	0.13763	0.13741	0.13719	0.13696	0.13674
86	0.12932	0.12909	0.12886	0.12862	0.12839	0.12816	0.12793	0.12770	0.12746	0.12723	0.12700	0.12677	0.12654	0.12631	0.12608	0.12585	0.12561	0.12538	0.12515	0.12492	0.12469	0.12446	0.12423	0.12400	0.12377	0.12354	0.12331
85	0.11855	0.11831	0.11807	0.11784	0.11760	0.11736	0.11712	0.11689	0.11665	0.11641	0.11618	0.11594	0.11570	0.11547	0.11523	0.11499	0.11476	0.11452	0.11429	0.11405	0.11382	0.11358	0.11335	0.11311	0.11288	0.11264
84	0.10976	0.10952	0.10927	0.10903	0.10879	0.10854	0.10830	0.10806	0.10782	0.10758	0.10734	0.10709	0.10685	0.10661	0.10637	0.10613	0.10589	0.10565	0.10541	0.10517	0.10493	0.10469	0.10445	0.10421	0.10397
83	0.10245	0.10221	0.10196	0.10171	0.10146	0.10122	0.10097	0.10072	0.10048	0.10023	0.09998	0.09974	0.09949	0.09925	0.09900	0.09876	0.09851	0.09827	0.09802	0.09778	0.09754	0.09729	0.09705	0.09681
82	0.09629	0.09604	0.09579	0.09554	0.09528	0.09503	0.09478	0.09453	0.09428	0.09403	0.09378	0.09353	0.09328	0.09303	0.09278	0.09253	0.09228	0.09203	0.09179	0.09154	0.09129	0.09104	0.09080
81	0.09103	0.09077	0.09051	0.09026	0.09000	0.08975	0.08949	0.08924	0.08898	0.08873	0.08847	0.08822	0.08797	0.08771	0.08746	0.08721	0.08696	0.08670	0.08645	0.08620	0.08595	0.08570
80	0.08648	0.08622	0.08596	0.08570	0.08544	0.08518	0.08492	0.08466	0.08441	0.08415	0.08389	0.08363	0.08337	0.08312	0.08286	0.08260	0.08235	0.08209	0.08184	0.08158	0.08133
79	0.08252	0.08225	0.08199	0.08173	0.08146	0.08120	0.08094	0.08067	0.08041	0.08015	0.07989	0.07963	0.07937	0.07911	0.07885	0.07859	0.07833	0.07807	0.07781	0.07755
78	0.07904	0.07877	0.07850	0.07823	0.07797	0.07770	0.07743	0.07717	0.07690	0.07664	0.07637	0.07611	0.07584	0.07558	0.07531	0.07505	0.07479	0.07453	0.07426
77	0.07596	0.07568	0.07541	0.07514	0.07487	0.07460	0.07433	0.07406	0.07379	0.07352	0.07325	0.07298	0.07272	0.07245	0.07218	0.07192	0.07165	0.07139
76	0.07321	0.07293	0.07266	0.07238	0.07211	0.07184	0.07156	0.07129	0.07102	0.07075	0.07047	0.07020	0.06993	0.06966	0.06939	0.06912	0.06885
75	0.07075	0.07047	0.07019	0.06992	0.06964	0.06936	0.06908	0.06881	0.06853	0.06826	0.06798	0.06771	0.06743	0.06716	0.06689	0.06661
74	0.06854	0.06826	0.06797	0.06769	0.06741	0.06713	0.06685	0.06657	0.06629	0.06601	0.06574	0.06546	0.06518	0.06490	0.06463
73	0.06654	0.06625	0.06597	0.06568	0.06540	0.06511	0.06483	0.06455	0.06427	0.06398	0.06370	0.06342	0.06314	0.06286
72	0.06472	0.06443	0.06414	0.06385	0.06357	0.06328	0.06299	0.06271	0.06242	0.06214	0.06185	0.06157	0.06129
71	0.06306	0.06277	0.06248	0.06219	0.06190	0.06161	0.06132	0.06103	0.06074	0.06045	0.06017	0.05988
70	0.06155	0.06125	0.06096	0.06067	0.06037	0.06008	0.05979	0.05949	0.05920	0.05891	0.05862
69	0.06016	0.05986	0.05956	0.05927	0.05897	0.05867	0.05838	0.05808	0.05779	0.05750
68	0.05888	0.05858	0.05828	0.05798	0.05768	0.05738	0.05708	0.05679	0.05649
67	0.05770	0.05740	0.05710	0.05679	0.05649	0.05619	0.05589	0.05559
66	0.05662	0.05631	0.05600	0.05569	0.05539	0.05508	0.05478
65	0.05561	0.05530	0.05499	0.05468	0.05437	0.05406
64	0.05467	0.05436	0.05404	0.05373	0.05342
63	0.05380	0.05348	0.05316	0.05285
62	0.05298	0.05267	0.05235
61	0.05223	0.05190
60	0.05152
Joint Life Coverage

Attained Age of Younger Covered Person	Age of Younger Covered Person on Rider Effective Date or Last Reset Date
	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50860	0.50848	0.50836	0.50824	0.50812	0.50800	0.50787	0.50775	0.50763	0.50751	0.50739	0.50727	0.50715	0.50702	0.50690	0.50678	0.50666	0.50654	0.50642	0.50629	0.50617	0.50605	0.50593	0.50581	0.50568	0.50556	0.50544	0.50532	0.50520	0.50507	0.50495	0.50483	0.50471	0.50458
92	0.34486	0.34470	0.34454	0.34438	0.34421	0.34405	0.34389	0.34372	0.34356	0.34340	0.34323	0.34307	0.34291	0.34274	0.34258	0.34242	0.34225	0.34209	0.34192	0.34176	0.34160	0.34143	0.34127	0.34111	0.34094	0.34078	0.34061	0.34045	0.34028	0.34012	0.33996	0.33979	0.33963
91	0.26304	0.26286	0.26267	0.26249	0.26230	0.26212	0.26193	0.26175	0.26156	0.26138	0.26119	0.26101	0.26082	0.26063	0.26045	0.26026	0.26008	0.25989	0.25971	0.25952	0.25933	0.25915	0.25896	0.25878	0.25859	0.25840	0.25822	0.25803	0.25785	0.25766	0.25747	0.25729
90	0.21399	0.21379	0.21359	0.21339	0.21319	0.21299	0.21279	0.21259	0.21239	0.21219	0.21199	0.21179	0.21160	0.21140	0.21120	0.21100	0.21080	0.21060	0.21040	0.21020	0.21000	0.20980	0.20960	0.20940	0.20920	0.20900	0.20880	0.20860	0.20840	0.20820	0.20800
89	0.18132	0.18111	0.18090	0.18069	0.18048	0.18027	0.18006	0.17985	0.17964	0.17943	0.17922	0.17901	0.17880	0.17859	0.17838	0.17817	0.17796	0.17775	0.17754	0.17733	0.17712	0.17691	0.17670	0.17649	0.17628	0.17607	0.17586	0.17565	0.17544	0.17523
88	0.15801	0.15780	0.15758	0.15736	0.15714	0.15692	0.15670	0.15649	0.15627	0.15605	0.15583	0.15561	0.15540	0.15518	0.15496	0.15474	0.15452	0.15431	0.15409	0.15387	0.15365	0.15344	0.15322	0.15300	0.15278	0.15257	0.15235	0.15213	0.15192
87	0.14056	0.14033	0.14011	0.13988	0.13966	0.13943	0.13921	0.13898	0.13876	0.13853	0.13831	0.13808	0.13786	0.13763	0.13741	0.13719	0.13696	0.13674	0.13651	0.13629	0.13607	0.13584	0.13562	0.13539	0.13517	0.13495	0.13473	0.13450
86	0.12700	0.12677	0.12654	0.12631	0.12608	0.12585	0.12561	0.12538	0.12515	0.12492	0.12469	0.12446	0.12423	0.12400	0.12377	0.12354	0.12331	0.12308	0.12286	0.12263	0.12240	0.12217	0.12194	0.12171	0.12148	0.12125	0.12103
85	0.11618	0.11594	0.11570	0.11547	0.11523	0.11499	0.11476	0.11452	0.11429	0.11405	0.11382	0.11358	0.11335	0.11311	0.11288	0.11264	0.11241	0.11217	0.11194	0.11171	0.11147	0.11124	0.11101	0.11077	0.11054	0.11031
84	0.10734	0.10709	0.10685	0.10661	0.10637	0.10613	0.10589	0.10565	0.10541	0.10517	0.10493	0.10469	0.10445	0.10421	0.10397	0.10373	0.10349	0.10326	0.10302	0.10278	0.10254	0.10230	0.10207	0.10183	0.10159
83	0.09998	0.09974	0.09949	0.09925	0.09900	0.09876	0.09851	0.09827	0.09802	0.09778	0.09754	0.09729	0.09705	0.09681	0.09656	0.09632	0.09608	0.09584	0.09559	0.09535	0.09511	0.09487	0.09463	0.09439
82	0.09378	0.09353	0.09328	0.09303	0.09278	0.09253	0.09228	0.09203	0.09179	0.09154	0.09129	0.09104	0.09080	0.09055	0.09030	0.09006	0.08981	0.08956	0.08932	0.08907	0.08883	0.08858	0.08834
81	0.08847	0.08822	0.08797	0.08771	0.08746	0.08721	0.08696	0.08670	0.08645	0.08620	0.08595	0.08570	0.08545	0.08520	0.08495	0.08470	0.08445	0.08420	0.08395	0.08370	0.08345	0.08320
80	0.08389	0.08363	0.08337	0.08312	0.08286	0.08260	0.08235	0.08209	0.08184	0.08158	0.08133	0.08107	0.08082	0.08056	0.08031	0.08006	0.07980	0.07955	0.07930	0.07905	0.07880
79	0.07989	0.07963	0.07937	0.07911	0.07885	0.07859	0.07833	0.07807	0.07781	0.07755	0.07729	0.07703	0.07678	0.07652	0.07626	0.07601	0.07575	0.07550	0.07524	0.07499
78	0.07637	0.07611	0.07584	0.07558	0.07531	0.07505	0.07479	0.07453	0.07426	0.07400	0.07374	0.07348	0.07322	0.07296	0.07270	0.07244	0.07218	0.07192	0.07166
77	0.07325	0.07298	0.07272	0.07245	0.07218	0.07192	0.07165	0.07139	0.07112	0.07086	0.07059	0.07033	0.07006	0.06980	0.06954	0.06928	0.06901	0.06875
76	0.07047	0.07020	0.06993	0.06966	0.06939	0.06912	0.06885	0.06858	0.06832	0.06805	0.06778	0.06751	0.06725	0.06698	0.06672	0.06645	0.06619
75	0.06798	0.06771	0.06743	0.06716	0.06689	0.06661	0.06634	0.06607	0.06580	0.06553	0.06526	0.06499	0.06472	0.06445	0.06418	0.06391
74	0.06574	0.06546	0.06518	0.06490	0.06463	0.06435	0.06408	0.06380	0.06353	0.06326	0.06298	0.06271	0.06244	0.06217	0.06190
73	0.06370	0.06342	0.06314	0.06286	0.06258	0.06230	0.06203	0.06175	0.06147	0.06120	0.06092	0.06064	0.06037	0.06010
72	0.06185	0.06157	0.06129	0.06100	0.06072	0.06044	0.06016	0.05988	0.05960	0.05932	0.05904	0.05876	0.05849
71	0.06017	0.05988	0.05959	0.05931	0.05902	0.05874	0.05846	0.05817	0.05789	0.05761	0.05733	0.05705
70	0.05862	0.05833	0.05804	0.05776	0.05747	0.05718	0.05689	0.05661	0.05632	0.05604	0.05576
69	0.05720	0.05691	0.05662	0.05633	0.05604	0.05575	0.05546	0.05517	0.05488	0.05460
68	0.05590	0.05560	0.05531	0.05501	0.05472	0.05443	0.05414	0.05384	0.05355
67	0.05469	0.05439	0.05409	0.05380	0.05350	0.05321	0.05291	0.05262
66	0.05357	0.05327	0.05297	0.05267	0.05237	0.05207	0.05178
65	0.05253	0.05223	0.05193	0.05162	0.05132	0.05102
64	0.05157	0.05126	0.05096	0.05065	0.05035
63	0.05067	0.05036	0.05005	0.04974
62	0.04983	0.04952	0.04921
61	0.04904	0.04873
60	0.04831

Protective Income Manager Rider Payment Factors

(for riders purchased before October 1, 2011)

The following table provides the Protective Income Manager rider payment factors for Single Life and Joint Life Coverage. We calculate your Optimal Withdrawal Amount under the rider by multiplying your Contract Value by the applicable factor. This factor is based upon the number of years remaining until the Maximum Annuity Commencement Date and the age of the (younger) Covered Person on the Rider Effective Date. On each Contract Anniversary, we will use a new factor to recalculate your Optimal Withdrawal Amount based upon the current number of years remaining until the Maximum Annuity Commencement Date; however, the factor will continue to be based on the age of the (younger) Covered Person on the Rider Effective Date unless an Excess Withdrawal has been taken.

For example, if you are age 75 on the date you purchase the rider (with single life coverage), with 19 years remaining until the Maximum Annuity Commencement Date, your Protective Income Manager Payment factor is 0.06912. If your initial Purchase Payment is $100,000, then your initial Optimal Withdrawal Amount is $6,912 (0.06912 x $100,000). If you never take an Excess Withdrawal, then you will always be able to withdraw at least $6,912 each Contract Year without reducing or eliminating the benefits under the rider. In addition, each year your factor will increase as you get closer to the Maximum Annuity Commencement Date (but will remain in the age 75 column so long as you do not take an Excess Withdrawal).

Single Life Coverage

Years Remaining Until Maximum Annuity Commencement Date	Age of Covered Person on Rider Effective Date or Last Reset Date
	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
1	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
2	0.50980	0.50968	0.50956	0.50944	0.50932	0.50920	0.50908	0.50896	0.50884	0.50872	0.50860	0.50848	0.50836	0.50824	0.50812	0.50800	0.50787	0.50775	0.50763	0.50751	0.50739	0.50727	0.50715	0.50702	0.50690	0.50678	0.50666	0.50654	0.50642	0.50629	0.50617	0.50605	0.50593	0.50581
3	0.34649	0.34633	0.34616	0.34600	0.34584	0.34568	0.34551	0.34535	0.34519	0.34503	0.34486	0.34470	0.34454	0.34438	0.34421	0.34405	0.34389	0.34372	0.34356	0.34340	0.34323	0.34307	0.34291	0.34274	0.34258	0.34242	0.34225	0.34209	0.34192	0.34176	0.34160	0.34143	0.34127
4	0.26489	0.26471	0.26452	0.26434	0.26415	0.26397	0.26378	0.26360	0.26341	0.26323	0.26304	0.26286	0.26267	0.26249	0.26230	0.26212	0.26193	0.26175	0.26156	0.26138	0.26119	0.26101	0.26082	0.26063	0.26045	0.26026	0.26008	0.25989	0.25971	0.25952	0.25933	0.25915
5	0.21599	0.21579	0.21559	0.21539	0.21519	0.21499	0.21479	0.21459	0.21439	0.21419	0.21399	0.21379	0.21359	0.21339	0.21319	0.21299	0.21279	0.21259	0.21239	0.21219	0.21199	0.21179	0.21160	0.21140	0.21120	0.21100	0.21080	0.21060	0.21040	0.21020	0.21000
6	0.18342	0.18321	0.18300	0.18279	0.18258	0.18237	0.18216	0.18195	0.18174	0.18153	0.18132	0.18111	0.18090	0.18069	0.18048	0.18027	0.18006	0.17985	0.17964	0.17943	0.17922	0.17901	0.17880	0.17859	0.17838	0.17817	0.17796	0.17775	0.17754	0.17733
7	0.16020	0.15998	0.15976	0.15954	0.15933	0.15911	0.15889	0.15867	0.15845	0.15823	0.15801	0.15780	0.15758	0.15736	0.15714	0.15692	0.15670	0.15649	0.15627	0.15605	0.15583	0.15561	0.15540	0.15518	0.15496	0.15474	0.15452	0.15431	0.15409
8	0.14282	0.14259	0.14236	0.14214	0.14191	0.14169	0.14146	0.14123	0.14101	0.14078	0.14056	0.14033	0.14011	0.13988	0.13966	0.13943	0.13921	0.13898	0.13876	0.13853	0.13831	0.13808	0.13786	0.13763	0.13741	0.13719	0.13696	0.13674
9	0.12932	0.12909	0.12886	0.12862	0.12839	0.12816	0.12793	0.12770	0.12746	0.12723	0.12700	0.12677	0.12654	0.12631	0.12608	0.12585	0.12561	0.12538	0.12515	0.12492	0.12469	0.12446	0.12423	0.12400	0.12377	0.12354	0.12331
10	0.11855	0.11831	0.11807	0.11784	0.11760	0.11736	0.11712	0.11689	0.11665	0.11641	0.11618	0.11594	0.11570	0.11547	0.11523	0.11499	0.11476	0.11452	0.11429	0.11405	0.11382	0.11358	0.11335	0.11311	0.11288	0.11264
11	0.10976	0.10952	0.10927	0.10903	0.10879	0.10854	0.10830	0.10806	0.10782	0.10758	0.10734	0.10709	0.10685	0.10661	0.10637	0.10613	0.10589	0.10565	0.10541	0.10517	0.10493	0.10469	0.10445	0.10421	0.10397
12	0.10245	0.10221	0.10196	0.10171	0.10146	0.10122	0.10097	0.10072	0.10048	0.10023	0.09998	0.09974	0.09949	0.09925	0.09900	0.09876	0.09851	0.09827	0.09802	0.09778	0.09754	0.09729	0.09705	0.09681
13	0.09629	0.09604	0.09579	0.09554	0.09528	0.09503	0.09478	0.09453	0.09428	0.09403	0.09378	0.09353	0.09328	0.09303	0.09278	0.09253	0.09228	0.09203	0.09179	0.09154	0.09129	0.09104	0.09080
14	0.09103	0.09077	0.09051	0.09026	0.09000	0.08975	0.08949	0.08924	0.08898	0.08873	0.08847	0.08822	0.08797	0.08771	0.08746	0.08721	0.08696	0.08670	0.08645	0.08620	0.08595	0.08570
15	0.08648	0.08622	0.08596	0.08570	0.08544	0.08518	0.08492	0.08466	0.08441	0.08415	0.08389	0.08363	0.08337	0.08312	0.08286	0.08260	0.08235	0.08209	0.08184	0.08158	0.08133
16	0.08252	0.08225	0.08199	0.08173	0.08146	0.08120	0.08094	0.08067	0.08041	0.08015	0.07989	0.07963	0.07937	0.07911	0.07885	0.07859	0.07833	0.07807	0.07781	0.07755
17	0.07904	0.07877	0.07850	0.07823	0.07797	0.07770	0.07743	0.07717	0.07690	0.07664	0.07637	0.07611	0.07584	0.07558	0.07531	0.07505	0.07479	0.07453	0.07426
18	0.07596	0.07568	0.07541	0.07514	0.07487	0.07460	0.07433	0.07406	0.07379	0.07352	0.07325	0.07298	0.07272	0.07245	0.07218	0.07192	0.07165	0.07139
19	0.07321	0.07293	0.07266	0.07238	0.07211	0.07184	0.07156	0.07129	0.07102	0.07075	0.07047	0.07020	0.06993	0.06966	0.06939	0.06912	0.06885
20	0.07075	0.07047	0.07019	0.06992	0.06964	0.06936	0.06908	0.06881	0.06853	0.06826	0.06798	0.06771	0.06743	0.06716	0.06689	0.06661
21	0.06854	0.06826	0.06797	0.06769	0.06741	0.06713	0.06685	0.06657	0.06629	0.06601	0.06574	0.06546	0.06518	0.06490	0.06463
22	0.06654	0.06625	0.06597	0.06568	0.06540	0.06511	0.06483	0.06455	0.06427	0.06398	0.06370	0.06342	0.06314	0.06286
23	0.06472	0.06443	0.06414	0.06385	0.06357	0.06328	0.06299	0.06271	0.06242	0.06214	0.06185	0.06157	0.06129
24	0.06306	0.06277	0.06248	0.06219	0.06190	0.06161	0.06132	0.06103	0.06074	0.06045	0.06017	0.05988
25	0.06155	0.06125	0.06096	0.06067	0.06037	0.06008	0.05979	0.05949	0.05920	0.05891	0.05862
26	0.06016	0.05986	0.05956	0.05927	0.05897	0.05867	0.05838	0.05808	0.05779	0.05750
27	0.05888	0.05858	0.05828	0.05798	0.05768	0.05738	0.05708	0.05679	0.05649
28	0.05770	0.05740	0.05710	0.05679	0.05649	0.05619	0.05589	0.05559
29	0.05662	0.05631	0.05600	0.05569	0.05539	0.05508	0.05478
30	0.05561	0.05530	0.05499	0.05468	0.05437	0.05406
31	0.05467	0.05436	0.05404	0.05373	0.05342
32	0.05380	0.05348	0.05316	0.05285
33	0.05298	0.05267	0.05235
34	0.05223	0.05190
35	0.05152

Joint Life Coverage

Years Remaining Until Maximum Annuity Commencement Date	Age of Younger Covered Person on Rider Effective Date or Last Reset Date
	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
1	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
2	0.50860	0.50848	0.50836	0.50824	0.50812	0.50800	0.50787	0.50775	0.50763	0.50751	0.50739	0.50727	0.50715	0.50702	0.50690	0.50678	0.50666	0.50654	0.50642	0.50629	0.50617	0.50605	0.50593	0.50581	0.50568	0.50556	0.50544	0.50532	0.50520	0.50507	0.50495	0.50483	0.50471	0.50458
3	0.34486	0.34470	0.34454	0.34438	0.34421	0.34405	0.34389	0.34372	0.34356	0.34340	0.34323	0.34307	0.34291	0.34274	0.34258	0.34242	0.34225	0.34209	0.34192	0.34176	0.34160	0.34143	0.34127	0.34111	0.34094	0.34078	0.34061	0.34045	0.34028	0.34012	0.33996	0.33979	0.33963
4	0.26304	0.26286	0.26267	0.26249	0.26230	0.26212	0.26193	0.26175	0.26156	0.26138	0.26119	0.26101	0.26082	0.26063	0.26045	0.26026	0.26008	0.25989	0.25971	0.25952	0.25933	0.25915	0.25896	0.25878	0.25859	0.25840	0.25822	0.25803	0.25785	0.25766	0.25747	0.25729
5	0.21399	0.21379	0.21359	0.21339	0.21319	0.21299	0.21279	0.21259	0.21239	0.21219	0.21199	0.21179	0.21160	0.21140	0.21120	0.21100	0.21080	0.21060	0.21040	0.21020	0.21000	0.20980	0.20960	0.20940	0.20920	0.20900	0.20880	0.20860	0.20840	0.20820	0.20800
6	0.18132	0.18111	0.18090	0.18069	0.18048	0.18027	0.18006	0.17985	0.17964	0.17943	0.17922	0.17901	0.17880	0.17859	0.17838	0.17817	0.17796	0.17775	0.17754	0.17733	0.17712	0.17691	0.17670	0.17649	0.17628	0.17607	0.17586	0.17565	0.17544	0.17523
7	0.15801	0.15780	0.15758	0.15736	0.15714	0.15692	0.15670	0.15649	0.15627	0.15605	0.15583	0.15561	0.15540	0.15518	0.15496	0.15474	0.15452	0.15431	0.15409	0.15387	0.15365	0.15344	0.15322	0.15300	0.15278	0.15257	0.15235	0.15213	0.15192
8	0.14056	0.14033	0.14011	0.13988	0.13966	0.13943	0.13921	0.13898	0.13876	0.13853	0.13831	0.13808	0.13786	0.13763	0.13741	0.13719	0.13696	0.13674	0.13651	0.13629	0.13607	0.13584	0.13562	0.13539	0.13517	0.13495	0.13473	0.13450
9	0.12700	0.12677	0.12654	0.12631	0.12608	0.12585	0.12561	0.12538	0.12515	0.12492	0.12469	0.12446	0.12423	0.12400	0.12377	0.12354	0.12331	0.12308	0.12286	0.12263	0.12240	0.12217	0.12194	0.12171	0.12148	0.12125	0.12103
10	0.11618	0.11594	0.11570	0.11547	0.11523	0.11499	0.11476	0.11452	0.11429	0.11405	0.11382	0.11358	0.11335	0.11311	0.11288	0.11264	0.11241	0.11217	0.11194	0.11171	0.11147	0.11124	0.11101	0.11077	0.11054	0.11031
11	0.10734	0.10709	0.10685	0.10661	0.10637	0.10613	0.10589	0.10565	0.10541	0.10517	0.10493	0.10469	0.10445	0.10421	0.10397	0.10373	0.10349	0.10326	0.10302	0.10278	0.10254	0.10230	0.10207	0.10183	0.10159
12	0.09998	0.09974	0.09949	0.09925	0.09900	0.09876	0.09851	0.09827	0.09802	0.09778	0.09754	0.09729	0.09705	0.09681	0.09656	0.09632	0.09608	0.09584	0.09559	0.09535	0.09511	0.09487	0.09463	0.09439
13	0.09378	0.09353	0.09328	0.09303	0.09278	0.09253	0.09228	0.09203	0.09179	0.09154	0.09129	0.09104	0.09080	0.09055	0.09030	0.09006	0.08981	0.08956	0.08932	0.08907	0.08883	0.08858	0.08834
14	0.08847	0.08822	0.08797	0.08771	0.08746	0.08721	0.08696	0.08670	0.08645	0.08620	0.08595	0.08570	0.08545	0.08520	0.08495	0.08470	0.08445	0.08420	0.08395	0.08370	0.08345	0.08320
15	0.08389	0.08363	0.08337	0.08312	0.08286	0.08260	0.08235	0.08209	0.08184	0.08158	0.08133	0.08107	0.08082	0.08056	0.08031	0.08006	0.07980	0.07955	0.07930	0.07905	0.07880
16	0.07989	0.07963	0.07937	0.07911	0.07885	0.07859	0.07833	0.07807	0.07781	0.07755	0.07729	0.07703	0.07678	0.07652	0.07626	0.07601	0.07575	0.07550	0.07524	0.07499
17	0.07637	0.07611	0.07584	0.07558	0.07531	0.07505	0.07479	0.07453	0.07426	0.07400	0.07374	0.07348	0.07322	0.07296	0.07270	0.07244	0.07218	0.07192	0.07166
18	0.07325	0.07298	0.07272	0.07245	0.07218	0.07192	0.07165	0.07139	0.07112	0.07086	0.07059	0.07033	0.07006	0.06980	0.06954	0.06928	0.06901	0.06875
19	0.07047	0.07020	0.06993	0.06966	0.06939	0.06912	0.06885	0.06858	0.06832	0.06805	0.06778	0.06751	0.06725	0.06698	0.06672	0.06645	0.06619
20	0.06798	0.06771	0.06743	0.06716	0.06689	0.06661	0.06634	0.06607	0.06580	0.06553	0.06526	0.06499	0.06472	0.06445	0.06418	0.06391
21	0.06574	0.06546	0.06518	0.06490	0.06463	0.06435	0.06408	0.06380	0.06353	0.06326	0.06298	0.06271	0.06244	0.06217	0.06190
22	0.06370	0.06342	0.06314	0.06286	0.06258	0.06230	0.06203	0.06175	0.06147	0.06120	0.06092	0.06064	0.06037	0.06010
23	0.06185	0.06157	0.06129	0.06100	0.06072	0.06044	0.06016	0.05988	0.05960	0.05932	0.05904	0.05876	0.05849
24	0.06017	0.05988	0.05959	0.05931	0.05902	0.05874	0.05846	0.05817	0.05789	0.05761	0.05733	0.05705
25	0.05862	0.05833	0.05804	0.05776	0.05747	0.05718	0.05689	0.05661	0.05632	0.05604	0.05576
26	0.05720	0.05691	0.05662	0.05633	0.05604	0.05575	0.05546	0.05517	0.05488	0.05460
27	0.05590	0.05560	0.05531	0.05501	0.05472	0.05443	0.05414	0.05384	0.05355
28	0.05469	0.05439	0.05409	0.05380	0.05350	0.05321	0.05291	0.05262
29	0.05357	0.05327	0.05297	0.05267	0.05237	0.05207	0.05178
30	0.05253	0.05223	0.05193	0.05162	0.05132	0.05102
31	0.05157	0.05126	0.05096	0.05065	0.05035
32	0.05067	0.05036	0.05005	0.04974
33	0.04983	0.04952	0.04921
34	0.04904	0.04873
35	0.04831

APPENDIX L

EXAMPLE OF ALLOCATION ADJUSTMENT

The purpose of this example is to demonstrate the operation of the Allocation Adjustment. All Owners who purchase the Protective Income Manager rider must participate in the Allocation Adjustment. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance.

Contract Month	Accumulation Unit Value	SMA12(A)	Is Sub-Account 1 Restricted?(B)	Hypothetical Contract Value in Sub-Account 1(C)	Hypothetical Contract Value in Government Money Fund Sub-Account(D)
At issue	6.17	6.16		10,000
1	6.24	6.17	No(E)	10,089
2	5.76	6.14	Yes	—	9,282(F)
3	5.41	6.09	Yes		9,286
4	5.35	6.03	Yes		9,290
5	4.53	5.87	Yes		9,294
6	3.73	5.62	Yes		9,298
7	2.94	5.33	Yes		9,302
8	3.33	5.08	Yes		9,305
9	3.15	4.85	Yes		9,309
10	2.98	4.62	Yes		9,313
11	3.29	4.41	Yes		9,317
12	3.81	4.21	Yes		9,321
13	4.19	4.04(G)	No(H)	9,325

(A) SMA12 is the sum of the 12 most recent Monthly Anniversary Days Accumulation Unit values divided by 12.

(B) Once we calculate a Sub-Account's SMA on a Monthly Anniversary Day, we then compare that SMA to the Sub-Account's current Accumulation Unit value on that Monthly Anniversary Day. If the Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA over the most recent 12 Monthly Anniversary Days, then we will consider the Sub-Account to be restricted.

(C) $10,000 of the initial Purchase Payment is allocated to the hypothetical Sub-Account 1.

(D) If a Sub-Account becomes restricted, as described in (B), we transfer the Contract Value in that Sub-Account to the Government Money Fund/VA Sub-Account, until the Sub-Account is no longer restricted.

(E) At the end of contract month 1, the Accumulation Unit value of Sub-Account 1 (6.24) is greater than SMA12 (6.17). Therefore, Sub-Account 1 is not restricted.

(F) At the end of contract month 2, the Accumulation Unit value of Sub-Account 1 (5.76) is less than or equal to SMA12 (6.14). Therefore, Sub-Account 1 is restricted and the entire allocation in Sub-Account 1 ($9,282) is transferred to the Government Money Sub-Account.

(G) Calculation of SMA12 (4.19 + 3.81 + 3.29 + 2.98 + 3.15 + 3.33 + 2.94 + 3.73 + 4.53 + 5.35 + 5.41 + 5.76)/12 = 4.04.

(H) At the end of contract month 13, the Accumulation Unit value of Sub-Account 1 (4.19) is greater than SMA12 (4.04). Therefore, Sub-Account 1 is no longer restricted and the entire allocation in the Government Money Fund/VA Sub-Account is re-allocated back to Sub-Account 1.

APPENDIX M

VALUPAY DEATH BENEFIT FEE

(For Contracts Issued Before October 1, 2011)

If you purchased your Contract before October 1, 2011 and chose the Maximum Anniversary Value Death Benefit, then you may have selected the ValuPay Fee instead of the CoverPay Fee (see "Charges and Deductions, Death Benefit Fee") to compensate us for the cost of providing this death benefit. We calculate the death benefit fee as of each Monthly Anniversary Day on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Day. We will deduct the death benefit fee pro-rata from the Allocation Options (e.g., in the same proportion that each Allocation Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your Maximum Anniversary Value Death Benefit. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "Federal Tax Matters.") We do not assess the death benefit fee after the Annuity Commencement Date.

The ValuPay Fee is based on the Net Amount at Risk and the oldest Owner's age, each measured on the day the fee is assessed. The Net Amount at Risk is the amount by which the value of your death benefit exceeds your Contract Value. There is no Net Amount at Risk when your Contract Value equals your death benefit. Whenever your Contract Value is lower than the value of your death benefit, however, there is a Net Amount at Risk. The Net Amount at Risk will vary as your Contract Value fluctuates. Factors that affect your Contract Value include the investment performance of the Allocation Options you have chosen and the fees and charges, including the ValuPay Fee, that are deducted from your Contract Value or from the Variable Account.

We do not assess the ValuPay Fee during the first Contract Year. We begin assessing it on the 13th Monthly Anniversary Day, and we assess it monthly until the Annuity Commencement Date. There is no ValuPay Fee on any Monthly Anniversary Day on which your Contract Value equals your death benefit.

The ValuPay fee is calculated by multiplying the Net Amount at Risk by the monthly cost factor. The monthly cost factor varies by the age of the oldest Owner. The following table shows the monthly cost factor per $1,000 of Net Amount at Risk by Owner's age. It also shows the cost factor expressed as an annualized percentage of the Net Amount at Risk on each Monthly Anniversary Day.

Oldest Owner's Age	Monthly Cost Factor Per $1,000 of Net Amount at Risk	Annualized Percentage of Monthly Net Amount at Risk
50 or less	$0.25034	0.30%
51-60	$0.50138	0.60%
61-65	$1.00554	1.20%
66-70	$1.47016	1.75%
71-75	$2.53505	3.00%
76-80	$3.82964	4.50%
81	$5.09893	5.95%
82	$5.71812	6.65%
83	$6.34158	7.35%
84	$6.96937	8.05%
85	$7.60156	8.75%
86	$8.37522	9.60%
87	$9.15558	10.45%
88	$9.94277	11.30%
89	$10.73689	12.15%
90	$11.53809	13.00%
91	$12.96964	14.50%
92	$14.42441	16.00%
93	$15.90318	17.50%
94	$17.40681	19.00%
95	$18.93618	20.50%

The value of your death benefit on each Monthly Anniversary Day is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments on that day, or (3) your greatest anniversary value attained as of that day. See DEATH BENEFIT, Maximum Anniversary Value Death Benefit for a more complete description. The Net Amount at Risk on any Monthly Anniversary Day is the amount by which the value of your Maximum Anniversary Value Death Benefit exceeds your Contract Value on that day. The ValuPay Fee is equal to the monthly cost factor for your age multiplied by the Net Amount at Risk on the Monthly Anniversary Day.

For example, if you are 78 years old on your 20th Monthly Anniversary Day and on that day your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, there is no Net Amount at Risk and we deduct no ValuPay Fee. Alternatively, if on that day your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the Net Amount at Risk is $5,000 (greatest anniversary value attained of $120,000 minus Contract Value of $115,000). We would deduct a ValuPay Fee of $19.15 (monthly cost factor of $3.82964 per $1,000 multiplied by 5).

APPENDIX N

EXAMPLE OF JOINT LIFE COVERAGE WITH SIGNIFICANT AGE DIFFERENCE BETWEEN COVERED PERSONS UNDER THE PROTECTIVE INCOME MANAGER RIDER

(for riders purchased on or after October 1, 2011)

The purpose of the following examples is to demonstrate the operation of the Protective Income Manager Rider (as purchased on or after October 1, 2011) under various Separate Account performance scenarios when there is joint life coverage and a significant age difference exists between the two Covered Persons. The examples are based on hypothetical Contract Values and transactions. The examples are not representative of past or future performance and are not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The examples reflect the deduction of fees and charges. See Appendix J for a detailed example of the operation of the Protective Income Manager Rider.

EXAMPLE 1—NEGATIVE SEPARATE ACCOUNT PERFORMANCE

ASSUMPTIONS:

  Covered Person #1, Joe, 60 years old on the Rider Effective Date
  Covered Person #2, Sally, 80 years old on the Rider Effective Date
  Purchased the Protective Income Manager Rider at the time of Contract purchase and on or after October 1, 2011
  Elected Joint Life Coverage
  Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount
  Separate Account performance (before all fees and charges): -7% in all years
Contract Year	End of Year Oldest Attained Age	Premium	Beginning of Year Contract Value	Contract Charges	Protective Income Manager Withdrawal(A)	Impact of Fund Performance(B)	End of Year Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000.00	$100,000.00	$2,071.86	$4,830.76	$(7,675.56)	$85,421.83	-7.00%
2	82	$—	$85,421.83	$1,911.24	$4,830.76	$(6,524.48)	$72,155.36	-7.00%
3	83	$—	$72,155.36	$1,765.06	$4,830.76	$(5,478.35)	$60,081.19	-7.00%
4	84	$—	$60,081.19	$1,632.03	$4,830.76	$(4,526.25)	$49,092.15	-7.00%
5	85	$—	$49,092.15	$1,510.95	$4,830.76	$(3,658.66)	$39,091.78	-7.00%
6	86	$—	$39,091.78	$1,400.77	$4,830.76	$(2,869.92)	$29,990.33	-7.00%
7	87	$—	$29,990.33	$1,300.49	$4,830.76	$(2,151.38)	$21,707.70	-7.00%
8	88	$—	$21,707.70	$1,209.23	$4,830.76	$(1,498.30)	$14,169.41	-7.00%
9	89	$—	$14,169.41	$1,126.17	$4,830.76	$(903.51)	$7,308.98	-7.00%
10	90	$—	$7,308.98	$1,050.58	$4,830.76	$(362.25)	$1,065.39	-7.00%
11	91	$—	$1,065.39	$249.03	$4,830.76	$(11.23)	$—	-7.00%
12	92	$—	$—	$—	$4,830.76	$—	$—	-7.00%
13	93	$—	$—	$—	$4,830.76	$—	$—	-7.00%
14	94	$—	$—	$—	$4,830.76	$—	$—	-7.00%
15	95	$—	$—	$—	$4,830.76	$—	$—	-7.00%	$4,830.76	$0.00(D)

(A) $4830.76 equals .0483076 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Effective Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

(B) The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

(C) The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

(D) On the Maximum Annuity Commencement Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because there is no Contract Value remaining to annuitize, Sally and Joe will receive Protected Lifetime Payments in an annual amount of $4,830.76 until they both die.

EXAMPLE 2—FLAT SEPARATE ACCOUNT PERFORMANCE

ASSUMPTIONS:

  Covered Person #1, Joe, 60 years old on the Rider Effective Date
  Covered Person #2, Sally, 80 years old on the Rider Effective Date
  Purchased the Protective Income Manager Rider at the time of Contract purchase and on or after October 1, 2011
  Elected Joint Life Coverage
  Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount
  Separate Account performance (before all fees and charges): 0% in all years
Contract Year	End of Year Oldest Attained Age	Premium	Beginning of Year Contract Value	Contract Charges	Protective Income Manager Withdrawal(A)	Impact of Fund Performance(B)	End of Year Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000.00	$100,000.00	$2,108.18	$4,830.76	$(963.64)	$92,097.42	0.00%
2	82	$—	$92,097.42	$2,018.20	$4,830.76	$(885.39)	$84,363.08	0.00%
3	83	$—	$84,363.08	$1,930.12	$4,830.76	$(808.80)	$76,793.40	0.00%
4	84	$—	$76,793.40	$1,843.92	$4,830.76	$(733.85)	$69,384.87	0.00%
5	85	$—	$69,384.87	$1,759.56	$4,830.76	$(660.49)	$62,134.06	0.00%
6	86	$—	$62,134.06	$1,676.99	$4,830.76	$(588.69)	$55,037.62	0.00%
7	87	$—	$55,037.62	$1,596.18	$4,830.76	$(518.42)	$48,092.26	0.00%
8	88	$—	$48,092.26	$1,517.09	$4,830.76	$(449.65)	$41,294.77	0.00%
9	89	$—	$41,294.77	$1,439.69	$4,830.76	$(382.34)	$34,641.98	0.00%
10	90	$—	$34,641.98	$1,363.93	$4,830.76	$(316.46)	$28,130.83	0.00%
11	91	$—	$28,130.83	$1,289.79	$4,830.76	$(251.99)	$21,758.30	0.00%
12	92	$—	$21,758.30	$1,217.22	$4,830.76	$(188.89)	$15,521.44	0.00%
13	93	$—	$15,521.44	$1,146.20	$4,830.76	$(127.13)	$9,417.35	0.00%
14	94	$—	$9,417.35	$1,076.69	$4,830.76	$(66.69)	$3,443.22	0.00%
15	95	$—	$3,443.22	$613.78	$4,830.76	$(11.50)	$—	0.00%	$4,830.76	$0.00(D)

(A) $4830.76 equals .0483076 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Effective Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

(B) The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

(C) The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

(D) On the Maximum Annuity Commencement Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because there is no Contract Value remaining to annuitize, Sally and Joe will receive Protected Lifetime Payments in an annual amount of $4,830.76 until they both die.

EXAMPLE 3—POSITIVE SEPARATE ACCOUNT PERFORMANCE

ASSUMPTIONS:

  Covered Person #1, Joe, 60 years old on the Rider Effective Date
  Covered Person #2, Sally, 80 years old on the Rider Effective Date
  Purchased the Protective Income Manager Rider at the time of Contract purchase and on or after October 1, 2011
  Elected Joint Life Coverage
  Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount
  Separate Account performance (before all fees and charges): 7% in all years
Contract Year	End of Year Oldest Attained Age	Premium	Beginning of Year Contract Value	Contract Charges	Protective Income Manager Withdrawal(A)	Impact of Fund Performance(B)	End of Year Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000.00	$100,000.00	$2,143.61	$4,830.76	$5,752.85	$98,778.48	7.00%
2	82	$—	$98,778.48	$2,129.19	$4,844.41	$5,680.28	$97,485.16	7.00%
3	83	$—	$97,485.16	$2,113.93	$4,857.53	$5,603.26	$96,116.97	7.00%
4	84	$—	$96,116.97	$2,097.79	$4,870.07	$5,522.11	$94,671.22	7.00%
5	85	$—	$94,671.22	$2,080.74	$4,881.96	$5,436.20	$93,144.72	7.00%
6	86	$—	$93,144.72	$2,062.75	$4,893.14	$5,345.58	$91,534.41	7.00%
7	87	$—	$91,534.41	$2,043.78	$4,903.54	$5,250.66	$89,837.76	7.00%
8	88	$—	$89,837.76	$2,023.80	$4,913.10	$5,149.95	$88,050.81	7.00%
9	89	$—	$88,050.81	$2,002.76	$4,921.69	$5,044.23	$86,170.59	7.00%
10	90	$—	$86,170.59	$1,980.63	$4,929.24	$4,932.96	$84,193.68	7.00%
11	91	$—	$84,193.68	$1,957.37	$4,935.62	$4,815.62	$82,116.31	7.00%
12	92	$—	$82,116.31	$1,932.94	$4,940.69	$4,692.83	$79,935.51	7.00%
13	93	$—	$79,935.51	$1,907.30	$4,944.32	$4,564.11	$77,648.00	7.00%
14	94	$—	$77,648.00	$1,880.42	$4,946.37	$4,428.71	$75,249.92	7.00%
15	95	$—	$75,249.92	$1,852.25	$4,946.62	$4,287.07	$72,738.13	7.00%	$4,830.76	$5,912.40(D)

(A) $4830.76 equals .0483076 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Effective Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

(B) The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

(C) The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

(D) On the Maximum Annuity Commencement Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because the annuity payments of $5,912.40 are greater than Protected Lifetime Payments of $4,830.76, Sally and Joe will receive annuity payments in an annual amount of $5,912.40 until they both die. The $5,912.40 represents Annuity Option B—Life Income With Or Without A Certain Period under the Contract with a 10-year Certain Period, assuming a 4% current interest rate.

If you would like to receive a free Statement of Additional Information for the Contracts offered under this Prospectus, please complete, tear off and return this form to Protective Life – Life and Annuity Division, Customer Service Center at the address shown on the front cover. If you would prefer an electronic copy, please include your email address below to receive a link to view and download the document.

Please send me a free copy of the Statement of Additional Information for the ProtectiveRewards II Variable Annuity.

Name:

Address

City, State, Zip

Daytime Telephone Number

PROTECTIVE LIFE INSURANCE COMPANY

P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330

STATEMENT OF ADDITIONAL INFORMATION
PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
A FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated May 1, 2017. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2017.

STATEMENT OF ADDITIONAL INFORMATION

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

SAFEKEEPING OF ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

LEGAL MATTERS

Eversheds Sutherland (US) LLP of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statement of assets and liabilities of Protective Variable Annuity Separate Account as of December 31, 2016 and the related statement of operations and the statements of changes in net assets for each of the periods presented included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Protective Life Insurance Company as of December 31, 2016 and for the year then ended and as of December 31, 2015 and for the period February 1, 2015 to December 31, 2015 (the "Successor Company") and for the period from January 1, 2015 to January 31, 2015 and for the year ended December 31, 2014 (the "Predecessor Company") included in this SAI have been so included in reliance on the reports (which contain an explanatory paragraph related to the purchase of Protective Life's parent company on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited and the election to apply "pushdown" accounting as of the acquisition date) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village Suite 851, Birmingham, Alabama 35209.

1

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, D.C. 20549.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of the Protective Variable Annuity Separate Account as of December 31, 2016 and the related statement of operations and the statements of changes in net assets for each of the periods presented as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2016 and 2015 and the related consolidated statements of income, comprehensive income (loss), share-owner's equity, and cash flows for the year ended December 31, 2016, the period from February 1, 2015 to December 31, 2015 ("Successor Company") and for the period from January 1, 2015 to January 31, 2015 and for the year ended December 31, 2014 ("Predecessor Company") as well as the Reports of Independent Registered Public Accounting Firm are contained herein. Protective Life's Financial Statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Annuity Separate Account.

Financial Statements follow this page.

2

INDEX TO FINANCIAL STATEMENTS

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
Report of Independent Registered Public Accounting Firm	FSA-2
Statement of Assets and Liabilities as of December 31, 2016	FSA-5
Statement of Operations for the year ended December 31, 2016	FSA-19
Statement of Changes in Net Assets for the year ended December 31, 2016	FSA-33
Statement of Changes in Net Assets for the year ended December 31, 2015	FSA-47
Notes to Financial Statements	FSA-60

PROTECTIVE LIFE INSURANCE COMPANY
Report of Independent Registered Public Accounting Firm	F-1

Consolidated Statements of Income For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), and For The Year Ended December 31, 2014 (Predecessor Company)

F-3

Consolidated Statements of Comprehensive Income (Loss) For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), and For The Year Ended December 31, 2014 (Predecessor Company)

F-4
Consolidated Balance Sheets as of December 31, 2016 and 2015 (Successor Company)	F-5

Consolidated Statements of Shareowner’s Equity For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), and For The Year Ended December 31, 2014 (Predecessor Company)

F-7

Consolidated Statements of Cash Flows For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), and For The Year Ended December 31, 2014 (Predecessor Company)

F-8
Notes to Consolidated Financial Statements	F-10
Financial Statement Schedules:
Schedule III — Supplementary Insurance Information	S-1
Schedule IV — Reinsurance	S-3
Schedule V — Valuation Accounts	S-4

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

FSA-1

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the Protective Variable Annuity Separate Account and the Board of Directors of Protective Life Insurance Company:

In our opinion, for each of the subaccounts of Protective Variable Annuity Separate Account indicated in the table below, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Protective Variable Annuity Separate Account as of the date indicated in the table and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the management of Protective Life Insurance Company.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of investments at December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

American Funds Asset Allocation Class 2 (1)	Invesco VI International Growth II (1)
American Funds Asset Allocation Class 4 (2)	Invesco VI Mid-Cap Growth II (1)
American Funds Blue Chip Income and Growth Class 2 (2)	Invesco VI Small Cap Equity II (1)
American Funds Blue Chip Income and Growth Class 4 (2)	Lord Abbett Bond Debenture VC (1)
American Funds Global Growth Class 2 (2)	Lord Abbett Calibrated Dividend Growth VC (1)
American Funds Global Growth Class 4 (2)	Lord Abbett Classic Stock VC (1)
American Funds Global Small Capitalization Class 2 (2)	Lord Abbett Growth & Income VC (1)
American Funds Global Small Capitalization Class 4 (2)	Lord Abbett Growth Opportunities VC (1)
American Funds Growth Class 2 (2)	Lord Abbett International Opportunities VC (1)
American Funds Growth Class 4 (2)	Lord Abbett Mid Cap Stock VC (1)
American Funds International Class 2 (2)	Lord Abbett Series Fundamental Equity VC (1)
American Funds International Class 4 (2)	MFS Growth Series IC (1)
American Funds New World Class 2 (2)	MFS Growth Series SC (1)
American Funds New World Class 4 (2)	MFS Investors Growth Stock IC (4)
Calvert VP SRI Balanced (1)	MFS Investors Growth Stock SC (4)
ClearBridge Variable Mid Cap Portfolio II (1)	MFS Investors Trust IC (1)
ClearBridge Variable Small Cap Growth II (1)	MFS Investors Trust SC (1)
Fidelity Contrafund Portolio SC2 (1)	MFS New Discovery IC (1)
Fidelity Equity Income SC2 (1)	MFS New Discovery SC (1)
Fidelity Freedom Fund — 2015 Maturity SC2 (1)	MFS Research IC (1)
Fidelity Freedom Fund — 2020 Maturity SC2 (1)	MFS Research SC (1)
Fidelity Growth Portfolio SC2 (1)	MFS Total Return IC (1)
Fidelity Index 500 Portfolio SC2 (1)	MFS Total Return SC (1)
Fidelity Investment Grade Bonds SC2 (1)	MFS Utilities IC (1)
Fidelity Mid Cap SC2 (1)	MFS Utilities SC (1)
Franklin Flex Cap Growth VIP CL 2 (1)	MFS VIT Total Return Bond Series SC (1)
Franklin Income VIP CL 2 (1)	MFS VIT Value SC (1)
Franklin Mutual Shares VIP CL 2 (1)	MFS VIT II Emerging Markets Equity SC (1)

FSA-2

Franklin Rising Dividend VIP CL 2 (1)	MFS VIT II International Value SC (1)
Franklin Small Cap Value VIP CL 2 (1)	MFS VIT II MA Investors Growth Stock IC (5)
Franklin Small-Mid Cap Growth VIP CL 2 (1)	MFS VIT II MA Investors Growth Stock SC (5)
Franklin US Government Securities VIP CL 2 (1)	Oppenheimer Capital Appreciation Fund/VA (1)
Goldman Sachs Global Trends Allocation SC (1)	Oppenheimer Capital Appreciation Fund/VA SC (1)
Goldman Sachs Large Cap Value (1)	Oppenheimer Discovery Mid Cap Growth Fund/VA (1)
Goldman Sachs Large Cap Value Fund SC (1)	Oppenheimer Discovery Mid Cap Growth Fund/VA SC(1)
Goldman Sachs Mid Cap Value (1)	Oppenheimer Global Fund /VA (1)
Goldman Sachs Mid Cap Value SC (1)	Oppenheimer Global Fund/ VA SC (1)
Goldman Sachs Small Cap Equity Insights (1)	Oppenheimer Global Strategic Income Fund/VA (1)
Goldman Sachs Small Cap Equity Insights SC (1)	Oppenheimer Global Strategic Income Fund/VA SC (1)
Goldman Sachs Strategic Growth (1)	Oppenheimer Government Money Market Fund/ VA (1)
Goldman Sachs Strategic Growth SC (1)	Oppenheimer Main Street Fund/ VA (1)
Goldman Sachs Strategic International Equity (1)	Oppenheimer Main Street Fund/ VA SC (1)
Goldman Sachs Strategic International Equity SC (1)	PIMCO VIT All Asset Advisor (1)
Goldman Sachs US Equity Insights (1)	PIMCO VIT Global Diversified Allocation Portfolio (1)
Goldman Sachs US Equity Insights SC (1)	PIMCO VIT Long-Term US Government Advisor (1)
Goldman Sachs VIT Core Fixed Income SC (2)	PIMCO VIT Low Duration Advisor (1)
Goldman Sachs VIT Growth Opportunities SC (1)	PIMCO VIT Real Return Advisor (1)
Guggenheim Floating Rate Strategies Series F (1)	PIMCO VIT Short-Term Advisor (1)
Guggenheim Global Managed Futures Strategy (1)	PIMCO VIT Total Return Advisor (1)
Guggenheim Long Short Equity (1)	Protective Dynamic Allocation Series - Conservative (6)
Guggenheim Macro Opportunities Strategies (Series M) (3)	Protective Dynamic Allocation Series - Growth (6)
Guggenheim Multi-Hedge Strategies (1)	Protective Dynamic Allocation Series - Moderate (6)
Invesco VI American Franchise I (1)	QS Legg Mason Dynamic Multi-Strategy VIT II (1)
Invesco VI American Franchise II (1)	Royce Capital Fund Micro-Cap SC (1)
Invesco VI American Value II (1)	Royce Capital Fund Small-Cap SC (1)
Invesco VI Balanced Risk Allocation II (1)	Rydex Commodities Strategies (1)
Invesco VI Comstock I (1)	Rydex Inverse Government Long Bond (1)
Invesco VI Comstock II (1)	Templeton Developing Markets VIP CL 2 (1)
Invesco VI Equity and Income II (1)	Templeton Foreign VIP CL 2 (1)
Invesco VI Global Real Estate II (1)	Templeton Global Bond VIP Fund CL 2 (1)
Invesco VI Government Securities II (1)	Templeton Growth VIP CL 2 (1)
Invesco VI Growth & Income I (1)	UIF Global Real Estate II (1)
Invesco VI Growth & Income II (1)	VanEck Global Hard Asset (1)

(1) Statement of assets and liabilities as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the years ended December 31, 2016 and 2015

(2) Statement of assets and liabilities as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the year ended December 31, 2016, and the period from June 29, 2015 (commencement of operations) through

FSA-3

December 31, 2015

(3) Statement of assets and liabilities as of December 31, 2016, statement of operations and statements of changes in net assets for the period from January 1, 2016 through August 5, 2016 (date of liquidation) and the year ended December 31, 2015.

(4) Statement of changes in net assets for the period January 1, 2015 through March 28, 2015 (date of expiration)

(5) Statement of assets and liabilities as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the year ended December 31, 2016 and the period from March 28, 2015 (commencement of operations) through December 31, 2015

(6) Statement of assets and liabilities as of December 31, 2016, and statements of operations and of changes in net assets for the period from May 2, 2016 (commencement of operations) through December 31, 2016

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
April 24, 2017

FSA-4

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2016

	American Funds Insurance Series
($ in thousands, except Fair Value per Share)	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4
ASSETS
Investments in subaccounts at fair value	$77,786	$2,384	$7,126	$761	$40,296	$4,804	$525	$50	$5,044	$378
Receivable from Protective Life Insurance Company	9	—	—	—	22	1	—	—	—	—
Total assets	77,795	2,384	7,126	761	40,318	4,805	525	50	5,044	378

LIABILITIES
Payable to Protective Life Insurance Company	9	—	—	—	22	1	—	—	—	—
Net assets	$77,786	$2,384	$7,126	$761	$40,296	$4,804	$525	$50	$5,044	$378

ANALYSIS OF NET ASSETS
Accumulation period	77,786	2,384	7,126	761	40,296	4,804	525	50	5,044	378
Annuity period	—	—	—	—	—	—	—	—	—	—
Net assets	$77,786	$2,384	$7,126	$761	$40,296	$4,804	$525	$50	$5,044	$378

Units Outstanding	4,365	226	644	69	4,188	505	59	6	467	35

Shares Owned in each Portfolio	3,620	111	532	57	1,690	202	27	3	75	6

Fair Value per Share	$21.49	$21.43	$13.39	$13.39	$23.85	$23.81	$19.72	$19.91	$66.92	$66.41

Investment in Portfolio shares, at Cost	$60,281	$2,312	$6,809	$732	$41,682	$4,996	$568	$52	$4,938	$364

The accompanying notes are an integral part of these financial statements

FSA-5

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	American Funds Insurance Series				Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
($ in thousands, except Fair Value per Share)	American Funds International Class 2	American Funds International Class 4	American Funds New World Class 2	American Funds New World Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2
ASSETS
Investments in subaccounts at fair value	$1,179	$4	$1,012	$46	$1,267	$282,692	$8,015	$1,011	$2,079
Receivable from Protective Life Insurance Company	—	—	—	—	—	100	—	—	—
Total assets	1,179	4	1,012	46	1,267	282,792	8,015	1,011	2,079

LIABILITIES
Payable to Protective Life Insurance Company	—	—	—	—	—	101	—	—	—
Net assets	$1,179	$4	$1,012	$46	$1,267	$282,691	$8,015	$1,011	$2,079

ANALYSIS OF NET ASSETS
Accumulation period	1,179	4	1,012	46	1,267	282,669	8,015	1,011	2,079
Annuity period	—	—	—	—	—	22	—	—	—
Net assets	$1,179	$4	$1,012	$46	$1,267	$282,691	$8,015	$1,011	$2,079

Units Outstanding	132	—	107	5	62	15,143	401	67	125

Shares Owned in each Portfolio	70	—	52	2	617	8,712	373	82	166

Fair Value per Share	$16.76	$16.64	$19.54	$19.51	$2.05	$32.45	$21.46	$12.33	$12.49

Investment in Portfolio shares, at Cost	$1,232	$5	$977	$45	$1,296	$240,104	$7,330	$892	$1,737

The accompanying notes are an integral part of these financial statements

FSA-6

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Fidelity Variable Insurance Products				Franklin Templeton Variable Insurance Products Trust
($ in thousands, except Fair Value per Share)	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2
ASSETS
Investments in subaccounts at fair value	$2,464	$474,690	$242,133	$342,993	$23,108	$233,838	$775,506	$375,007	$58,900
Receivable from Protective Life Insurance Company	—	418	82	95	1	83	139	94	36
Total assets	2,464	475,108	242,215	343,088	23,109	233,921	775,645	375,101	58,936

LIABILITIES
Payable to Protective Life Insurance Company	—	418	82	96	1	84	143	94	36
Net assets	$2,464	$474,690	$242,133	$342,992	$23,108	$233,837	$775,502	$375,007	$58,900

ANALYSIS OF NET ASSETS
Accumulation period	2,464	474,690	242,129	342,972	23,108	233,802	775,420	375,007	58,900
Annuity period	—	—	4	20	—	35	82	—	—
Net assets	$2,464	$474,690	$242,133	$342,992	$23,108	$233,837	$775,502	$375,007	$58,900

Units Outstanding	120	25,061	20,125	18,819	1,453	15,126	46,777	20,344	2,824

Shares Owned in each Portfolio	42	2,112	19,622	10,384	3,923	15,204	38,621	15,067	3,042

Fair Value per Share	$58.44	$224.72	$12.34	$33.03	$5.89	$15.38	$20.08	$24.89	$19.36

Investment in Portfolio shares, at Cost	$1,496	$420,227	$247,197	$316,303	$31,112	$229,444	$681,532	$322,150	$50,398

The accompanying notes are an integral part of these financial statements

FSA-7

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Franklin Templeton Variable Insurance Products Trust						Goldman Sachs Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC
ASSETS
Investments in subaccounts at fair value	$31,042	$534,485	$9,938	$115,862	$346,061	$142,275	$7,165	$49,170	$138,956
Receivable from Protective Life Insurance Company	2	210	16	81	77	37	1	40	67
Total assets	31,044	534,695	9,954	115,943	346,138	142,312	7,166	49,210	139,023

LIABILITIES
Payable to Protective Life Insurance Company	2	212	16	81	78	39	1	49	67
Net assets	$31,042	$534,483	$9,938	$115,862	$346,060	$142,273	$7,165	$49,161	$138,956

ANALYSIS OF NET ASSETS
Accumulation period	31,042	534,446	9,938	115,860	346,051	142,231	7,165	48,972	138,956
Annuity period	—	37	—	2	9	42	—	189	—
Net assets	$31,042	$534,483	$9,938	$115,862	$346,060	$142,273	$7,165	$49,161	$138,956

Units Outstanding	1,854	49,314	1,218	9,466	28,016	10,514	676	1,796	8,615

Shares Owned in each Portfolio	1,908	43,667	1,350	8,513	21,296	10,385	633	4,840	13,677

Fair Value per Share	$16.27	$12.24	$7.36	$13.61	$16.25	$13.70	$11.32	$10.16	$10.16

Investment in Portfolio shares, at Cost	$34,780	$571,315	$9,710	$121,532	$392,474	$119,623	$7,155	$46,974	$128,780

The accompanying notes are an integral part of these financial statements

FSA-8

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Goldman Sachs Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC
ASSETS
Investments in subaccounts at fair value	$7,292	$172,499	$27,864	$19,370	$30,337	$180,526	$27,038	$44,909	$30,115	$601
Receivable from Protective Life Insurance Company	—	28	1	18	2	40	22	19	14	—
Total assets	7,292	172,527	27,865	19,388	30,339	180,566	27,060	44,928	30,129	601

LIABILITIES
Payable to Protective Life Insurance Company	1	28	5	18	4	40	23	19	16	—
Net assets	$7,291	$172,499	$27,860	$19,370	$30,335	$180,526	$27,037	$44,909	$30,113	$601

ANALYSIS OF NET ASSETS
Accumulation period	7,274	172,497	27,779	19,370	30,291	180,526	27,010	44,908	30,076	601
Annuity period	17	2	81	—	44	—	27	1	37	—
Net assets	$7,291	$172,499	$27,860	$19,370	$30,335	$180,526	$27,037	$44,909	$30,113	$601

Units Outstanding	266	10,308	620	871	1,136	9,897	1,888	4,578	751	25

Shares Owned in each Portfolio	449	10,615	2,021	1,414	1,916	11,433	5,115	3,090	1,706	34

Fair Value per Share	$16.23	$16.25	$13.79	$13.70	$15.83	$15.79	$8.78	$8.75	$17.65	$17.71

Investment in Portfolio shares, at Cost	$6,766	$155,976	$25,393	$10,486	$17,876	$155,773	$38,206	$37,727	$15,601	$302

The accompanying notes are an integral part of these financial statements

FSA-9

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Goldman Sachs Variable Insurance Trust		Guggenheim Variable Fund					Invesco Variable Insurance Funds
($ in thousands, except Fair Value per Share)	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Macro Opportunities Strategies (Series M)	Guggenheim Multi- Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II
ASSETS
Investments in subaccounts at fair value	$24,074	$62,844	$3,535	$361	$299	$—	$730	$5,417	$2,948
Receivable from Protective Life Insurance Company	8	43	5	—	—	—	1	—	—
Total assets	24,082	62,887	3,540	361	299	—	731	5,417	2,948

LIABILITIES
Payable to Protective Life Insurance Company	8	43	5	—	—	—	1	—	1
Net assets	$24,074	$62,844	$3,535	$361	$299	$—	$730	$5,417	$2,947

ANALYSIS OF NET ASSETS
Accumulation period	24,074	62,839	3,535	361	299	—	730	5,417	2,947
Annuity period	—	5	—	—	—	—	—	—	—
Net assets	$24,074	$62,844	$3,535	$361	$299	$—	$730	$5,417	$2,947

Units Outstanding	2,377	3,435	321	37	28	—	70	622	254

Shares Owned in each Portfolio	2,271	9,338	135	23	19	—	30	101	57

Fair Value per Share	$10.60	$6.73	$26.22	$15.93	$15.37	$—	$23.95	$53.58	$51.96

Investment in Portfolio shares, at Cost	$24,266	$62,102	$3,503	$444	$292	$—	$724	$4,952	$1,461

The accompanying notes are an integral part of these financial statements

FSA-10

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Invesco Variable Insurance Funds
($ in thousands, except Fair Value per Share)	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II
ASSETS
Investments in subaccounts at fair value	$82,200	$85,098	$30,041	$195,285	$285,671	$2,438	$122,903	$34,812	$789,350	$33,638
Receivable from Protective Life Insurance Company	4	52	1	85	30	1	52	1	194	13
Total assets	82,204	85,150	30,042	195,370	285,701	2,439	122,955	34,813	789,544	33,651

LIABILITIES
Payable to Protective Life Insurance Company	4	52	2	88	33	1	53	4	194	13
Net assets	$82,200	$85,098	$30,040	$195,282	$285,668	$2,438	$122,902	$34,809	$789,350	$33,638

ANALYSIS OF NET ASSETS
Accumulation period	82,200	85,098	30,009	195,226	285,600	2,438	122,884	34,747	789,350	33,632
Annuity period	—	—	31	56	68	—	18	62	—	6
Net assets	$82,200	$85,098	$30,040	$195,282	$285,668	$2,438	$122,902	$34,809	$789,350	$33,638

Units Outstanding	4,624	6,510	1,053	7,926	14,912	196	11,744	1,343	37,951	2,950

Shares Owned in each Portfolio	4,864	7,585	1,607	10,488	16,158	155	10,848	1,654	37,552	1,037

Fair Value per Share	$16.90	$11.22	$18.69	$18.62	$17.68	$15.69	$11.33	$21.05	$21.02	$32.44

Investment in Portfolio shares, at Cost	$76,374	$90,856	$18,144	$134,726	$240,726	$2,325	$126,341	$27,750	$722,814	$30,221

The accompanying notes are an integral part of these financial statements

FSA-11

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Invesco Variable Insurance Funds		Clayton Street Trust			Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
($ in thousands, except Fair Value per Share)	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap Portfolio Class II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi- Strategy VIT II	Lord Abbett Bond Debenture VC
ASSETS
Investments in subaccounts at fair value	$36,819	$14,323	$8,345	$17,962	$24,575	$69,891	$14,160	$32,081	$649,433
Receivable from Protective Life Insurance Company	11	2	—	24	114	12	20	59	236
Total assets	36,830	14,325	8,345	17,986	24,689	69,903	14,180	32,140	649,669

LIABILITIES
Payable to Protective Life Insurance Company	11	2	—	24	114	12	20	59	239
Net assets	$36,819	$14,323	$8,345	$17,962	$24,575	$69,891	$14,160	$32,081	$649,430

ANALYSIS OF NET ASSETS
Accumulation period	36,808	14,323	8,345	17,962	24,575	69,887	14,160	32,081	649,376
Annuity period	11	—	—	—	—	4	—	—	54
Net assets	$36,819	$14,323	$8,345	$17,962	$24,575	$69,891	$14,160	$32,081	$649,430

Units Outstanding	2,245	1,029	829	1,718	2,400	3,693	743	2,856	39,558

Shares Owned in each Portfolio	7,623	815	812	1,676	2,356	3,684	688	2,735	54,391

Fair Value per Share	$4.83	$17.58	$10.28	$10.72	$10.43	$18.97	$20.58	$11.73	$11.94

Investment in Portfolio shares, at Cost	$30,557	$14,513	$8,301	$17,388	$24,218	$58,304	$13,015	$31,776	$660,258

The accompanying notes are an integral part of these financial statements

FSA-12

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Lord Abbett Series Fund, Inc.							MFS Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC
ASSETS
Investments in subaccounts at fair value	$97,492	$31,046	$91,342	$78,729	$23,968	$73,439	$254,780	$4,941	$47,069
Receivable from Protective Life Insurance Company	63	7	90	21	10	134	38	—	10
Total assets	97,555	31,053	91,432	78,750	23,978	73,573	254,818	4,941	47,079

LIABILITIES
Payable to Protective Life Insurance Company	64	7	93	21	10	138	38	—	10
Net assets	$97,491	$31,046	$91,339	$78,729	$23,968	$73,435	$254,780	$4,941	$47,069

ANALYSIS OF NET ASSETS
Accumulation period	97,464	31,046	91,280	78,729	23,968	73,356	254,780	4,937	47,069
Annuity period	27	—	59	—	—	79	—	4	—
Net assets	$97,491	$31,046	$91,339	$78,729	$23,968	$73,435	$254,780	$4,941	$47,069

Units Outstanding	4,818	1,812	4,486	4,371	1,766	3,226	14,509	182	2,207

Shares Owned in each Portfolio	6,738	2,482	2,488	6,583	3,077	2,878	13,922	127	1,253

Fair Value per Share	$14.47	$12.51	$36.72	$11.96	$7.79	$25.52	$18.30	$38.76	$37.57

Investment in Portfolio shares, at Cost	$94,437	$29,127	$56,042	$81,227	$20,010	$55,025	$236,482	$2,791	$31,723

The accompanying notes are an integral part of these financial statements

FSA-13

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	MFS Variable Insurance Trust
($ in thousands, except Fair Value per Share)	MFS Investors Trust IC	MFS Investors Trust SC	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC
ASSETS
Investments in subaccounts at fair value	$7,229	$66,205	$2,162	$73,384	$6,023	$4,332	$24,342	$64,934
Receivable from Protective Life Insurance Company	—	10	—	15	—	—	6	24
Total assets	7,229	66,215	2,162	73,399	6,023	4,332	24,348	64,958

LIABILITIES
Payable to Protective Life Insurance Company	2	10	—	15	—	—	7	25
Net assets	$7,227	$66,205	$2,162	$73,384	$6,023	$4,332	$24,341	$64,933

ANALYSIS OF NET ASSETS
Accumulation period	7,187	66,205	2,162	73,384	6,018	4,332	24,325	64,920
Annuity period	40	—	—	—	5	—	16	13
Net assets	$7,227	$66,205	$2,162	$73,384	$6,023	$4,332	$24,341	$64,933

Units Outstanding	310	3,293	61	2,710	244	199	937	3,118

Shares Owned in each Portfolio	283	2,619	134	4,889	232	168	1,050	2,847

Fair Value per Share	$25.57	$25.28	$16.18	$15.01	$26.00	$25.73	$23.18	$22.81

Investment in Portfolio shares, at Cost	$5,338	$53,538	$1,814	$70,154	$4,262	$3,178	$19,038	$53,405

The accompanying notes are an integral part of these financial statements

FSA-14

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	MFS Variable Insurance Trust				MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
($ in thousands, except Fair Value per Share)	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA
ASSETS
Investments in subaccounts at fair value	$3,190	$34,249	$522,176	$238,782	$495	$26,343	$1,615	$46,366	$7,236
Receivable from Protective Life Insurance Company	—	77	139	82	—	10	—	18	—
Total assets	3,190	34,326	522,315	238,864	495	26,353	1,615	46,384	7,236

LIABILITIES
Payable to Protective Life Insurance Company	—	77	139	83	—	10	—	18	—
Net assets	$3,190	$34,249	$522,176	$238,781	$495	$26,343	$1,615	$46,366	$7,236

ANALYSIS OF NET ASSETS
Accumulation period	3,190	34,249	522,152	238,764	495	26,343	1,615	46,366	7,236
Annuity period	—	—	24	17	—	—	—	—	—
Net assets	$3,190	$34,249	$522,176	$238,781	$495	$26,343	$1,615	$46,366	$7,236

Units Outstanding	92	1,461	44,680	11,919	61	1,817	157	4,476	299

Shares Owned in each Portfolio	119	1,299	40,573	12,845	40	1,185	105	3,048	150

Fair Value per Share	$26.81	$26.37	$12.87	$18.59	$12.41	$22.23	$15.38	$15.21	$48.36

Investment in Portfolio shares, at Cost	$2,577	$31,525	$523,124	$167,630	$570	$19,404	$1,854	$53,515	$6,098

The accompanying notes are an integral part of these financial statements

FSA-15

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Oppenheimer Variable Account Funds
($ in thousands, except Fair Value per Share)	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Global Fund/VA	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC
ASSETS
Investments in subaccounts at fair value	$66,252	$2,466	$852	$8,200	$371,523	$11,930	$372,231	$489,812	$9,918	$75,651
Receivable from Protective Life Insurance Company	28	—	—	—	72	—	98	132	—	47
Total assets	66,280	2,466	852	8,200	371,595	11,930	372,329	489,944	9,918	75,698

LIABILITIES
Payable to Protective Life Insurance Company	28	—	—	1	74	3	99	130	2	47
Net assets	$66,252	$2,466	$852	$8,199	$371,521	$11,927	$372,230	$489,814	$9,916	$75,651

ANALYSIS OF NET ASSETS
Accumulation period	66,244	2,466	852	8,174	371,483	11,846	372,200	489,812	9,874	75,651
Annuity period	8	—	—	25	38	81	30	2	42	—
Net assets	$66,252	$2,466	$852	$8,199	$371,521	$11,927	$372,230	$489,814	$9,916	$75,651

Units Outstanding	3,784	112	42	243	17,359	552	24,367	116,486	426	3,919

Shares Owned in each Portfolio	1,388	34	12	234	10,725	2,415	73,418	489,813	349	2,690

Fair Value per Share	$47.73	$72.65	$69.43	$35.02	$34.64	$4.94	$5.07	$1.00	$28.41	$28.12

Investment in Portfolio shares, at Cost	$61,524	$1,689	$532	$6,287	$329,355	$11,974	$402,647	$489,813	$7,634	$72,906

The accompanying notes are an integral part of these financial statements

FSA-16

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	PIMCO Variable Insurance Trust							Royce Capital Fund
($ in thousands, except Fair Value per Share)	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
ASSETS
Investments in subaccounts at fair value	$8,477	$5,195	$16,576	$117,991	$365,829	$74,062	$854,731	$29,255	$242,135
Receivable from Protective Life Insurance Company	1	1	28	38	62	75	166	2	51
Total assets	8,478	5,196	16,604	118,029	365,891	74,137	854,897	29,257	242,186

LIABILITIES
Payable to Protective Life Insurance Company	1	—	28	38	62	75	167	2	51
Net assets	$8,477	$5,196	$16,576	$117,991	$365,829	$74,062	$854,730	$29,255	$242,135

ANALYSIS OF NET ASSETS
Accumulation period	8,477	5,196	16,576	117,991	365,829	74,062	854,712	29,255	242,135
Annuity period	—	—	—	—	—	—	18	—	—
Net assets	$8,477	$5,196	$16,576	$117,991	$365,829	$74,062	$854,730	$29,255	$242,135

Units Outstanding	814	477	1,301	11,409	34,564	7,343	74,983	2,326	15,065

Shares Owned in each Portfolio	838	541	1,443	11,523	29,815	7,191	80,332	2,677	29,529

Fair Value per Share	$10.12	$9.61	$11.49	$10.24	$12.27	$10.30	$10.64	$10.93	$8.20

Investment in Portfolio shares, at Cost	$8,293	$5,412	$17,863	$120,520	$406,863	$73,691	$904,466	$27,748	$280,663

The accompanying notes are an integral part of these financial statements

FSA-17

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2016

	Rydex Variable Trust		The Universal Institutional Funds, Inc.	VanEck Worldwide Insurance Trust
($ in thousands, except Fair Value per Share)	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	UIF Global Real Estate II	VanEck Global Hard Asset
ASSETS
Investments in subaccounts at fair value	$9	$6	$8,813	$284
Receivable from Protective Life Insurance Company	—	—	14	—
Total assets	9	6	8,827	284

LIABILITIES
Payable to Protective Life Insurance Company	—	—	14	—
Net assets	$9	$6	$8,813	$284

ANALYSIS OF NET ASSETS
Accumulation period	9	6	8,811	284
Annuity period	—	—	2	—
Net assets	$9	$6	$8,813	$284

Units Outstanding	2	1	634	9

Shares Owned in each Portfolio	—	—	851	12

Fair Value per Share	$83.73	$103.98	$10.36	$24.14

Investment in Portfolio shares, at Cost	$15	$8	$6,746	$193

The accompanying notes are an integral part of these financial statements

FSA-18

The Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2016

	American Funds Insurance Series
($ in thousands)	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4
INVESTMENT INCOME
Dividend income	$1,198	$30	$124	$13	$322	$30	$1	$—	$34	$2

EXPENSES
Mortality and expense risk and administrative charges	690	19	42	6	233	45	3	—	30	4
Net investment income (loss)	508	11	82	7	89	(15)	(2)	—	4	(2)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	347	—	—	—	—	(1)	—	—	—	(5)
Capital gain distributions	1,715	34	373	37	2,114	286	60	2	280	29
Net realized gain (loss) on investments	2,062	34	373	37	2,114	285	60	2	280	24

Net unrealized appreciation (depreciation) on investments	3,086	81	350	32	(1,406)	(187)	(41)	(2)	97	10

Net realized and unrealized gain (loss) on investments	5,148	115	723	69	708	98	19	—	377	34

Net increase (decrease) in net assets resulting from operations	$5,656	$126	$805	$76	$797	$83	$17	$—	$381	$32

The accompanying notes are an integral part of these financial statements

FSA-19

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	American Funds Insurance Series				Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
($ in thousands)	American Funds International Class 2	American Funds International Class 4	American Funds New World Class 2	American Funds New World Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2
INVESTMENT INCOME
Dividend income	$16	$—	$7	$—	$23	$1,699	$161	$13	$26

EXPENSES
Mortality and expense risk and administrative charges	8	—	6	—	18	2,551	81	10	21
Net investment income (loss)	8	—	1	—	5	(852)	80	3	5

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	—	—	—	—	(2)	(1,053)	121	8	33
Capital gain distributions	74	—	—	—	35	12,949	516	27	66
Net realized gain (loss) on investments	74	—	—	—	33	11,896	637	35	99

Net unrealized appreciation (depreciation) on investments	(41)	—	36	1	42	3,421	481	3	(10)

Net realized and unrealized gain (loss) on investments	33	—	36	1	75	15,317	1,118	38	89

Net increase (decrease) in net assets resulting from operations	$41	$—	$37	$1	$80	$14,465	$1,198	$41	$94

The accompanying notes are an integral part of these financial statements

FSA-20

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Fidelity Variable Insurance Products				Franklin Templeton Variable Insurance Products Trust
($ in thousands)	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2
INVESTMENT INCOME
Dividend income	$—	$6,138	$5,394	$1,028	$—	$10,757	$14,840	$5,100	$431

EXPENSES
Mortality and expense risk and administrative charges	26	3,769	2,457	2,765	204	2,160	6,867	3,664	563
Net investment income (loss)	(26)	2,369	2,937	(1,737)	(204)	8,597	7,973	1,436	(132)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	48	(13,219)	49	(1,892)	(1,030)	(626)	294	2,307	(20)
Capital gain distributions	274	91	99	10,396	2,160	—	61,134	43,862	7,938
Net realized gain (loss) on investments	322	(13,128)	148	8,504	1,130	(626)	61,428	46,169	7,918

Net unrealized appreciation (depreciation) on investments	(320)	42,589	3,322	18,490	(1,963)	16,921	24,642	(1,785)	5,190

Net realized and unrealized gain (loss) on investments	2	29,461	3,470	26,994	(833)	16,295	86,070	44,384	13,108

Net increase (decrease) in net assets resulting from operations	$(24)	$31,830	$6,407	$25,257	$(1,037)	$24,892	$94,043	$45,820	$12,976

The accompanying notes are an integral part of these financial statements

FSA-21

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Franklin Templeton Variable Insurance Products Trust						Goldman Sachs Variable Insurance Trust
($ in thousands)	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC
INVESTMENT INCOME
Dividend income	$—	$13,608	$47	$1,942	$—	$2,553	$20	$1,024	$2,517

EXPENSES
Mortality and expense risk and administrative charges	275	5,738	69	1,081	3,838	1,382	99	570	1,404
Net investment income (loss)	(275)	7,870	(22)	861	(3,838)	1,171	(79)	454	1,113

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	(249)	(940)	(19)	(163)	(2,034)	86	(12)	46	351
Capital gain distributions	2,390	—	—	1,739	290	4,911	—	491	1,390
Net realized gain (loss) on investments	2,141	(940)	(19)	1,576	(1,744)	4,997	(12)	537	1,741

Net unrealized appreciation (depreciation) on investments	(1,396)	(8,834)	824	4,077	11,587	4,942	302	3,698	10,172

Net realized and unrealized gain (loss) on investments	745	(9,774)	805	5,653	9,843	9,939	290	4,235	11,913

Net increase (decrease) in net assets resulting from operations	$470	$(1,904)	$783	$6,514	$6,005	$11,110	$211	$4,689	$13,026

The accompanying notes are an integral part of these financial statements

FSA-22

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Goldman Sachs Variable Insurance Trust
($ in thousands)	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC
INVESTMENT INCOME
Dividend income	$95	$1,883	$293	$161	$190	$713	$571	$826	$383	$6

EXPENSES
Mortality and expense risk and administrative charges	69	1,404	313	151	371	1,726	301	413	399	7
Net investment income (loss)	26	479	(20)	10	(181)	(1,013)	270	413	(16)	(1)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	(13)	(258)	175	269	421	(8,568)	(735)	(20)	1,041	43
Capital gain distributions	4	91	700	495	3	18	—	—	1,033	20
Net realized gain (loss) on investments	(9)	(167)	875	764	424	(8,550)	(735)	(20)	2,074	63

Net unrealized appreciation (depreciation) on investments	813	15,003	4,339	2,986	(35)	5,789	(678)	(2,370)	558	(9)

Net realized and unrealized gain (loss) on investments	804	14,836	5,214	3,750	389	(2,761)	(1,413)	(2,390)	2,632	54

Net increase (decrease) in net assets resulting from operations	$830	$15,315	$5,194	$3,760	$208	$(3,774)	$(1,143)	$(1,977)	$2,616	$53

The accompanying notes are an integral part of these financial statements

FSA-23

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Goldman Sachs Variable Insurance Trust		Guggenheim Variable Fund					Invesco Variable Insurance Funds
($ in thousands)	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Macro Opportunities Strategies (Series M)	Guggenheim Multi- Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II
INVESTMENT INCOME
Dividend income	$397	$—	$131	$15	$—	$5	$1	$—	$—

EXPENSES
Mortality and expense risk and administrative charges	197	702	24	4	3	1	7	67	31
Net investment income (loss)	200	(702)	107	11	(3)	4	(6)	(67)	(31)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	—	(50)	(5)	(3)	(1)	(5)	—	37	121
Capital gain distributions	—	422	7	—	—	—	—	496	273
Net realized gain (loss) on investments	—	372	2	(3)	(1)	(5)	—	533	394

Net unrealized appreciation (depreciation) on investments	(97)	392	59	(75)	4	4	(4)	(424)	(336)

Net realized and unrealized gain (loss) on investments	(97)	764	61	(78)	3	(1)	(4)	109	58

Net increase (decrease) in net assets resulting from operations	$103	$62	$168	$(67)	$—	$3	$(10)	$42	$27

The accompanying notes are an integral part of these financial statements

FSA-24

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Invesco Variable Insurance Funds
($ in thousands)	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II
INVESTMENT INCOME
Dividend income	$86	$159	$442	$2,394	$4,414	$259	$2,135	$367	$6,533	$948

EXPENSES
Mortality and expense risk and administrative charges	523	1,125	342	1,760	2,409	144	1,002	402	6,317	496
Net investment income (loss)	(437)	(966)	100	634	2,005	115	1,133	(35)	216	452

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	(665)	127	951	2,487	346	(915)	8	252	(572)	(4,030)
Capital gain distributions	4,191	—	2,206	14,394	8,531	352	—	3,034	69,137	—
Net realized gain (loss) on investments	3,526	127	3,157	16,881	8,877	(563)	8	3,286	68,565	(4,030)

Net unrealized appreciation (depreciation) on investments	4,758	8,511	933	8,718	21,404	(73)	(1,563)	2,263	44,840	(984)

Net realized and unrealized gain (loss) on investments	8,284	8,638	4,090	25,599	30,281	(636)	(1,555)	5,549	113,405	(5,014)

Net increase (decrease) in net assets resulting from operations	$7,847	$7,672	$4,190	$26,233	$32,286	$(521)	$(422)	$5,514	$113,621	$(4,562)

The accompanying notes are an integral part of these financial statements

FSA-25

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Invesco Variable Insurance Funds		Clayton Street Trust			Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
($ in thousands)	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap Portfolio Class II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi- Strategy VIT II	Lord Abbett Bond Debenture VC
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—	$225	$—	$299	$28,671

EXPENSES
Mortality and expense risk and administrative charges	364	88	41	60	89	557	114	552	7,015
Net investment income (loss)	(364)	(88)	(41)	(60)	(89)	(332)	(114)	(253)	21,656

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	(227)	(359)	6	4	(15)	(1,213)	(457)	(262)	1,682
Capital gain distributions	3,739	1,009	—	—	—	1,401	409	746	—
Net realized gain (loss) on investments	3,512	650	6	4	(15)	188	(48)	484	1,682

Net unrealized appreciation (depreciation) on investments	(3,596)	190	44	574	356	4,357	492	(933)	42,916

Net realized and unrealized gain (loss) on investments	(84)	840	50	578	341	4,545	444	(449)	44,598

Net increase (decrease) in net assets resulting from operations	$(448)	$752	$9	$518	$252	$4,213	$330	$(702)	$66,254

The accompanying notes are an integral part of these financial statements

FSA-26

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Lord Abbett Series Fund, Inc.							MFS Variable Insurance Trust
($ in thousands)	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC
INVESTMENT INCOME
Dividend income	$1,568	$304	$1,282	$—	$241	$352	$2,827	$2	$—

EXPENSES
Mortality and expense risk and administrative charges	787	290	949	558	248	686	2,269	69	493
Net investment income (loss)	781	14	333	(558)	(7)	(334)	558	(67)	(493)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	65	(870)	2,285	(1,510)	(327)	1,301	(290)	102	2,437
Capital gain distributions	5,849	1,151	1,180	448	—	4,014	4,600	310	2,960
Net realized gain (loss) on investments	5,914	281	3,465	(1,062)	(327)	5,315	4,310	412	5,397

Net unrealized appreciation (depreciation) on investments	2,739	2,562	9,200	(15)	(1,202)	4,918	24,749	(291)	(5,010)

Net realized and unrealized gain (loss) on investments	8,653	2,843	12,665	(1,077)	(1,529)	10,233	29,059	121	387

Net increase (decrease) in net assets resulting from operations	$9,434	$2,857	$12,998	$(1,635)	$(1,536)	$9,899	$29,617	$54	$(106)

The accompanying notes are an integral part of these financial statements

FSA-27

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	MFS Variable Insurance Trust
($ in thousands)	MFS Investors Trust IC	MFS Investors Trust SC	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC
INVESTMENT INCOME
Dividend income	$62	$372	$—	$—	$48	$22	$709	$1,743

EXPENSES
Mortality and expense risk and administrative charges	100	736	29	798	85	46	318	683
Net investment income (loss)	(38)	(364)	(29)	(798)	(37)	(24)	391	1,060

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	107	706	(7)	96	108	53	538	733
Capital gain distributions	796	7,257	94	3,465	620	439	798	2,153
Net realized gain (loss) on investments	903	7,963	87	3,561	728	492	1,336	2,886

Net unrealized appreciation (depreciation) on investments	(366)	(3,241)	90	2,835	(254)	(159)	145	917

Net realized and unrealized gain (loss) on investments	537	4,722	177	6,396	474	333	1,481	3,803

Net increase (decrease) in net assets resulting from operations	$499	$4,358	$148	$5,598	$437	$309	$1,872	$4,863

The accompanying notes are an integral part of these financial statements

FSA-28

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	MFS Variable Insurance Trust				MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
($ in thousands)	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA
INVESTMENT INCOME
Dividend income	$129	$1,289	$17,371	$4,370	$2	$307	$10	$183	$31

EXPENSES
Mortality and expense risk and administrative charges	45	418	5,655	2,549	5	246	24	424	102
Net investment income (loss)	84	871	11,716	1,821	(3)	61	(14)	(241)	(71)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	(7)	127	701	5,427	(16)	1,093	(22)	(276)	(14)
Capital gain distributions	76	818	—	19,295	—	621	196	5,528	803
Net realized gain (loss) on investments	69	945	701	24,722	(16)	1,714	174	5,252	789

Net unrealized appreciation (depreciation) on investments	146	1,729	4,105	1,259	58	(1,094)	(71)	(2,643)	(1,039)

Net realized and unrealized gain (loss) on investments	215	2,674	4,806	25,981	42	620	103	2,609	(250)

Net increase (decrease) in net assets resulting from operations	$299	$3,545	$16,522	$27,802	$39	$681	$89	$2,368	$(321)

The accompanying notes are an integral part of these financial statements

FSA-29

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Oppenheimer Variable Account Funds
($ in thousands)	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Global Fund/VA	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC
INVESTMENT INCOME
Dividend income	$42	$—	$—	$87	$1,957	$641	$17,529	$146	$113	$508

EXPENSES
Mortality and expense risk and administrative charges	483	36	9	104	3,293	173	4,178	15,028	134	586
Net investment income (loss)	(441)	(36)	(9)	(17)	(1,336)	468	13,351	(14,882)	(21)	(78)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	(1,778)	(17)	2	71	1,535	35	(738)	—	93	(879)
Capital gain distributions	3,831	199	71	551	17,355	—	—	—	1,204	7,082
Net realized gain (loss) on investments	2,053	182	73	622	18,890	35	(738)	—	1,297	6,203

Net unrealized appreciation (depreciation) on investments	(4,609)	(130)	(53)	(750)	(19,302)	144	6,475	—	(316)	(502)

Net realized and unrealized gain (loss) on investments	(2,556)	52	20	(128)	(412)	179	5,737	—	981	5,701

Net increase (decrease) in net assets resulting from operations	$(2,997)	$16	$11	$(145)	$(1,748)	$647	$19,088	$(14,882)	$960	$5,623

The accompanying notes are an integral part of these financial statements

FSA-30

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	PIMCO Variable Insurance Trust							Royce Capital Fund
($ in thousands)	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
INVESTMENT INCOME
Dividend income	$185	$80	$356	$1,473	$8,068	$1,027	$17,047	$141	$3,663

EXPENSES
Mortality and expense risk and administrative charges	71	68	228	1,202	4,185	810	9,622	242	1,913
Net investment income (loss)	114	12	128	271	3,883	217	7,425	(101)	1,750

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	10	11	8	(63)	(679)	9	(1,716)	(84)	(8,984)
Capital gain distributions	—	11	—	—	—	349	—	—	40,103
Net realized gain (loss) on investments	10	22	8	(63)	(679)	358	(1,716)	(84)	31,119

Net unrealized appreciation (depreciation) on investments	319	284	(397)	(44)	11,396	158	6,571	4,383	(15,287)

Net realized and unrealized gain (loss) on investments	329	306	(389)	(107)	10,717	516	4,855	4,299	15,832

Net increase (decrease) in net assets resulting from operations	$443	$318	$(261)	$164	$14,600	$733	$12,280	$4,198	$17,582

The accompanying notes are an integral part of these financial statements

FSA-31

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2016

	Rydex Variable Trust		The Universal Institutional Funds, Inc.	VanEck Worldwide Insurance Trust
($ in thousands)	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	UIF Global Real Estate II	VanEck Global Hard Asset
INVESTMENT INCOME
Dividend income	$—	$—	$130	$1

EXPENSES
Mortality and expense risk and administrative charges	—	—	120	4
Net investment income (loss)	—	—	10	(3)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investment shares	—	—	100	1
Capital gain distributions	—	—	—	—
Net realized gain (loss) on investments	—	—	100	1

Net unrealized appreciation (depreciation) on investments	1	—	69	80

Net realized and unrealized gain (loss) on investments	1	—	169	81

Net increase (decrease) in net assets resulting from operations	$1	$—	$179	$78

The accompanying notes are an integral part of these financial statements

FSA-32

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2016

	American Funds Insurance Series
($ in thousands)	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4
FROM OPERATIONS
Net investment income (loss)	$508	$11	$82	$7	$89	$(15)	$(2)	$—	$4	$(2)
Net realized gain (loss) on investments	2,062	34	373	37	2,114	285	60	2	280	24
Net unrealized appreciation (depreciation) on investments	3,086	81	350	32	(1,406)	(187)	(41)	(2)	97	10

Net increase (decrease) in net assets resulting from operations	5,656	126	805	76	797	83	17	—	381	32

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	5,015	1,358	1,738	492	11,735	2,760	172	41	1,656	167
Contract maintenance fees	(616)	(17)	(34)	(4)	(410)	(42)	(2)	—	(28)	(3)
Contract owners’ benefits	(4,568)	(169)	(79)	(24)	(562)	(217)	(1)	—	(29)	(76)
Transfer (to) from other portfolios	8,988	378	2,376	3	19,082	627	216	—	1,395	47
Net increase (decrease) in net assets resulting from variable annuity contract transactions	8,819	1,550	4,001	467	29,845	3,128	385	41	2,994	135

Total increase (decrease) in net assets	14,475	1,676	4,806	543	30,642	3,211	402	41	3,375	167

NET ASSETS
Beginning of period	63,311	708	2,320	218	9,654	1,593	123	9	1,669	211
End of period	$77,786	$2,384	$7,126	$761	$40,296	$4,804	$525	$50	$5,044	$378

The accompanying notes are an integral part of these financial statements

FSA-33

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	American Funds Insurance Series				Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
($ in thousands)	American Funds International Class 2	American Funds International Class 4	American Funds New World Class 2	American Funds New World Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2
FROM OPERATIONS
Net investment income (loss)	$8	$—	$1	$—	$5	$(852)	$80	$3	$5
Net realized gain (loss) on investments	74	—	—	—	33	11,896	637	35	99
Net unrealized appreciation (depreciation) on investments	(41)	—	36	1	42	3,421	481	3	(10)

Net increase (decrease) in net assets resulting from operations	41	—	37	1	80	14,465	1,198	41	94

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	353	—	328	39	—	5,855	4	—	—
Contract maintenance fees	(4)	—	(4)		(1)	(2,518)	(58)	(7)	(21)
Contract owners’ benefits	(29)	—	(9)	—	(160)	(15,951)	(798)	(114)	(24)
Transfer (to) from other portfolios	398	—	399	6	(3)	96,463	(102)	44	(67)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	718	—	714	45	(164)	83,849	(954)	(77)	(112)

Total increase (decrease) in net assets	759	—	751	46	(84)	98,314	244	(36)	(18)

NET ASSETS
Beginning of period	420	4	261	—	1,351	184,377	7,771	1,047	2,097
End of period	$1,179	$4	$1,012	$46	$1,267	$282,691	$8,015	$1,011	$2,079

The accompanying notes are an integral part of these financial statements

FSA-34

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Fidelity Variable Insurance Products				Franklin Templeton Variable Insurance Products Trust
($ in thousands)	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2
FROM OPERATIONS
Net investment income (loss)	$(26)	$2,369	$2,937	$(1,737)	$(204)	$8,597	$7,973	$1,436	$(132)
Net realized gain (loss) on investments	322	(13,128)	148	8,504	1,130	(626)	61,428	46,169	7,918
Net unrealized appreciation (depreciation) on investments	(320)	42,589	3,322	18,490	(1,963)	16,921	24,642	(1,785)	5,190

Net increase (decrease) in net assets resulting from operations	(24)	31,830	6,407	25,257	(1,037)	24,892	94,043	45,820	12,976

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	2	75,758	18,667	7,334	127	7,075	10,142	4,751	353
Contract maintenance fees	(10)	(1,928)	(2,827)	(2,958)	(187)	(1,851)	(7,287)	(3,792)	(515)
Contract owners’ benefits	(137)	(18,164)	(13,712)	(15,523)	(1,416)	(15,908)	(41,382)	(24,252)	(3,019)
Transfer (to) from other portfolios	(329)	155,688	37,754	158,215	6,650	68,972	235,349	123,682	9,013
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(474)	211,354	39,882	147,068	5,174	58,288	196,822	100,389	5,832

Total increase (decrease) in net assets	(498)	243,184	46,289	172,325	4,137	83,180	290,865	146,209	18,808

NET ASSETS
Beginning of period	2,962	231,506	195,844	170,667	18,971	150,657	484,637	228,798	40,092
End of period	$2,464	$474,690	$242,133	$342,992	$23,108	$233,837	$775,502	$375,007	$58,900

The accompanying notes are an integral part of these financial statements

FSA-35

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Franklin Templeton Variable Insurance Products Trust						Goldman Sachs Variable Insurance Trust
($ in thousands)	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC
FROM OPERATIONS
Net investment income (loss)	$(275)	$7,870	$(22)	$861	$(3,838)	$1,171	$(79)	$454	$1,113
Net realized gain (loss) on investments	2,141	(940)	(19)	1,576	(1,744)	4,997	(12)	537	1,741
Net unrealized appreciation (depreciation) on investments	(1,396)	(8,834)	824	4,077	11,587	4,942	302	3,698	10,172

Net increase (decrease) in net assets resulting from operations	470	(1,904)	783	6,514	6,005	11,110	211	4,689	13,026

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	299	8,106	922	483	6,276	299	191	160	31
Contract maintenance fees	(236)	(6,708)	(65)	(1,049)	(4,118)	(1,194)	(92)	(71)	(1,563)
Contract owners’ benefits	(1,596)	(33,125)	(364)	(8,026)	(21,342)	(9,570)	(389)	(6,412)	(9,112)
Transfer (to) from other portfolios	13,512	14,428	7,168	19,719	11,031	16,199	409	(1,193)	4,796
Net increase (decrease) in net assets resulting from variable annuity contract transactions	11,979	(17,299)	7,661	11,127	(8,153)	5,734	119	(7,516)	(5,848)

Total increase (decrease) in net assets	12,449	(19,203)	8,444	17,641	(2,148)	16,844	330	(2,827)	7,178

NET ASSETS
Beginning of period	18,593	553,686	1,494	98,221	348,208	125,429	6,835	51,988	131,778
End of period	$31,042	$534,483	$9,938	$115,862	$346,060	$142,273	$7,165	$49,161	$138,956

The accompanying notes are an integral part of these financial statements

FSA-36

The Protective Variable Annuity Separate Account
Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Goldman Sachs Variable Insurance Trust
($ in thousands)	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC
FROM OPERATIONS
Net investment income (loss)	$26	$479	$(20)	$10	$(181)	$(1,013)	$270	$413	$(16)	$(1)
Net realized gain (loss) on investments	(9)	(167)	875	764	424	(8,550)	(735)	(20)	2,074	63
Net unrealized appreciation (depreciation) on investments	813	15,003	4,339	2,986	(35)	5,789	(678)	(2,370)	558	(9)

Net increase (decrease) in net assets resulting from operations	830	15,315	5,194	3,760	208	(3,774)	(1,143)	(1,977)	2,616	53

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	13	1,499	26	6	54	4,060	43	393	52	1
Contract maintenance fees	(9)	(1,597)	(51)	(231)	(58)	(1,784)	(114)	(557)	(18)	(7)
Contract owners’ benefits	(832)	(6,972)	(3,013)	(1,505)	(4,047)	(8,902)	(3,552)	(3,627)	(3,677)	(108)
Transfer (to) from other portfolios	(74)	87,989	(495)	(1,409)	(978)	33,574	812	2,811	(698)	(8)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(902)	80,919	(3,533)	(3,139)	(5,029)	26,948	(2,811)	(980)	(4,341)	(122)

Total increase (decrease) in net assets	(72)	96,234	1,661	621	(4,821)	23,174	(3,954)	(2,957)	(1,725)	(69)

NET ASSETS
Beginning of period	7,363	76,265	26,199	18,749	35,156	157,352	30,991	47,866	31,838	670
End of period	$7,291	$172,499	$27,860	$19,370	$30,335	$180,526	$27,037	$44,909	$30,113	$601

The accompanying notes are an integral part of these financial statements

FSA-37

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Goldman Sachs Variable Insurance Trust		Guggenheim Variable Fund					Invesco Variable Insurance Funds
($ in thousands)	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Macro Opportunities Strategies (Series M)	Guggenheim Multi- Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II
FROM OPERATIONS
Net investment income (loss)	$200	$(702)	$107	$11	$(3)	$4	$(6)	$(67)	$(31)
Net realized gain (loss) on investments	—	372	2	(3)	(1)	(5)	—	533	394
Net unrealized appreciation (depreciation) on investments	(97)	392	59	(75)	4	4	(4)	(424)	(336)

Net increase (decrease) in net assets resulting from operations	103	62	168	(67)	—	3	(10)	42	27

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	4,741	322	82	61	10	39	79	18	4
Contract maintenance fees	(307)	(618)	(2)	—	—	—	(1)	(3)	(11)
Contract owners’ benefits	(661)	(3,933)	(63)	(2)	(9)	—	(15)	(584)	(243)
Transfer (to) from other portfolios	9,153	6,658	1,723	24	60	(173)	53	(92)	(21)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	12,926	2,429	1,740	83	61	(134)	116	(661)	(271)

Total increase (decrease) in net assets	13,029	2,491	1,908	16	61	(131)	106	(619)	(244)

NET ASSETS
Beginning of period	11,045	60,353	1,627	345	238	131	624	6,036	3,191
End of period	$24,074	$62,844	$3,535	$361	$299	$—	$730	$5,417	$2,947

The accompanying notes are an integral part of these financial statements

FSA-38

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Invesco Variable Insurance Funds
($ in thousands)	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II
FROM OPERATIONS
Net investment income (loss)	$(437)	$(966)	$100	$634	$2,005	$115	$1,133	$(35)	$216	$452
Net realized gain (loss) on investments	3,526	127	3,157	16,881	8,877	(563)	8	3,286	68,565	(4,030)
Net unrealized appreciation (depreciation) on investments	4,758	8,511	933	8,718	21,404	(73)	(1,563)	2,263	44,840	(984)

Net increase (decrease) in net assets resulting from operations	7,847	7,672	4,190	26,233	32,286	(521)	(422)	5,514	113,621	(4,562)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	7,949	726	58	1,206	5,885	497	14,071	107	4,316	1,784
Contract maintenance fees	(688)	(968)	(11)	(1,425)	(2,383)	(125)	(1,333)	(12)	(7,235)	(526)
Contract owners’ benefits	(2,359)	(5,118)	(3,078)	(13,289)	(15,719)	(479)	(9,173)	(4,134)	(34,805)	(2,669)
Transfer (to) from other portfolios	41,467	7,172	(559)	23,708	101,112	106	22,246	(716)	301,866	4,176
Net increase (decrease) in net assets resulting from variable annuity contract transactions	46,369	1,812	(3,590)	10,200	88,895	(1)	25,811	(4,755)	264,142	2,765

Total increase (decrease) in net assets	54,216	9,484	600	36,433	121,181	(522)	25,389	759	377,763	(1,797)

NET ASSETS
Beginning of period	27,984	75,614	29,440	158,849	164,487	2,960	97,513	34,050	411,587	35,435
End of period	$82,200	$85,098	$30,040	$195,282	$285,668	$2,438	$122,902	$34,809	$789,350	$33,638

The accompanying notes are an integral part of these financial statements

FSA-39

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Invesco Variable Insurance Funds		Clayton Street Trust			Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
($ in thousands)	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap Portfolio Class II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi- Strategy VIT II	Lord Abbett Bond Debenture VC
FROM OPERATIONS
Net investment income (loss)	$(364)	$(88)	$(41)	$(60)	$(89)	$(332)	$(114)	$(253)	$21,656
Net realized gain (loss) on investments	3,512	650	6	4	(15)	188	(48)	484	1,682
Net unrealized appreciation (depreciation) on investments	(3,596)	190	44	574	356	4,357	492	(933)	42,916

Net increase (decrease) in net assets resulting from operations	(448)	752	9	518	252	4,213	330	(702)	66,254

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	531	876	1,764	2,355	4,457	1,093	365	257	9,429
Contract maintenance fees	(317)	(93)	(21)	(16)	(27)	(581)	(94)	(505)	(7,810)
Contract owners’ benefits	(2,194)	(386)	(165)	(161)	(517)	(2,778)	(555)	(1,706)	(39,082)
Transfer (to) from other portfolios	6,657	7,968	6,758	15,266	20,410	30,679	5,346	(4,543)	1,905
Net increase (decrease) in net assets resulting from variable annuity contract transactions	4,677	8,365	8,336	17,444	24,323	28,413	5,062	(6,497)	(35,558)

Total increase (decrease) in net assets	4,229	9,117	8,345	17,962	24,575	32,626	5,392	(7,199)	30,696

NET ASSETS
Beginning of period	32,590	5,206	—	—	—	37,265	8,768	39,280	618,734
End of period	$36,819	$14,323	$8,345	$17,962	$24,575	$69,891	$14,160	$32,081	$649,430

The accompanying notes are an integral part of these financial statements

FSA-40

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Lord Abbett Series Fund, Inc.							MFS Variable Insurance Trust
($ in thousands)	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC
FROM OPERATIONS
Net investment income (loss)	$781	$14	$333	$(558)	$(7)	$(334)	$558	$(67)	$(493)
Net realized gain (loss) on investments	5,914	281	3,465	(1,062)	(327)	5,315	4,310	412	5,397
Net unrealized appreciation (depreciation) on investments	2,739	2,562	9,200	(15)	(1,202)	4,918	24,749	(291)	(5,010)

Net increase (decrease) in net assets resulting from operations	9,434	2,857	12,998	(1,635)	(1,536)	9,899	29,617	54	(106)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	11,042	178	158	796	10	379	1,261	13	124
Contract maintenance fees	(780)	(313)	(473)	(741)	(300)	(407)	(2,596)	(3)	(369)
Contract owners’ benefits	(5,901)	(1,563)	(9,131)	(3,662)	(1,938)	(7,284)	(11,109)	(552)	(2,905)
Transfer (to) from other portfolios	38,773	10,909	(1,180)	45,592	(208)	4,814	112,460	39	(7,740)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	43,134	9,211	(10,626)	41,985	(2,436)	(2,498)	100,016	(503)	(10,890)

Total increase (decrease) in net assets	52,568	12,068	2,372	40,350	(3,972)	7,401	129,633	(449)	(10,996)

NET ASSETS
Beginning of period	44,923	18,978	88,967	38,379	27,940	66,034	125,147	5,390	58,065
End of period	$97,491	$31,046	$91,339	$78,729	$23,968	$73,435	$254,780	$4,941	$47,069

The accompanying notes are an integral part of these financial statements

FSA-41

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	MFS Variable Insurance Trust
($ in thousands)	MFS Investors Trust IC	MFS Investors Trust SC	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC
FROM OPERATIONS
Net investment income (loss)	$(38)	$(364)	$(29)	$(798)	$(37)	$(24)	$391	$1,060
Net realized gain (loss) on investments	903	7,963	87	3,561	728	492	1,336	2,886
Net unrealized appreciation (depreciation) on investments	(366)	(3,241)	90	2,835	(254)	(159)	145	917

Net increase (decrease) in net assets resulting from operations	499	4,358	148	5,598	437	309	1,872	4,863

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	8	132	11	56	11	5	124	81
Contract maintenance fees	(3)	(607)	(1)	(769)	(4)	(29)	(10)	(410)
Contract owners’ benefits	(1,062)	(4,491)	(203)	(4,796)	(894)	(300)	(3,535)	(6,391)
Transfer (to) from other portfolios	(68)	(3,217)	55	(230)	(235)	(128)	109	(553)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,125)	(8,183)	(138)	(5,739)	(1,122)	(452)	(3,312)	(7,273)

Total increase (decrease) in net assets	(626)	(3,825)	10	(141)	(685)	(143)	(1,440)	(2,410)

NET ASSETS
Beginning of period	7,853	70,030	2,152	73,525	6,708	4,475	25,781	67,343
End of period	$7,227	$66,205	$2,162	$73,384	$6,023	$4,332	$24,341	$64,933

The accompanying notes are an integral part of these financial statements

FSA-42

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	MFS Variable Insurance Trust				MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
($ in thousands)	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA
FROM OPERATIONS
Net investment income (loss)	$84	$871	$11,716	$1,821	$(3)	$61	$(14)	$(241)	$(71)
Net realized gain (loss) on investments	69	945	701	24,722	(16)	1,714	174	5,252	789
Net unrealized appreciation (depreciation) on investments	146	1,729	4,105	1,259	58	(1,094)	(71)	(2,643)	(1,039)

Net increase (decrease) in net assets resulting from operations	299	3,545	16,522	27,802	39	681	89	2,368	(321)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	20	70	691	312	—	150	—	17	13
Contract maintenance fees	(1)	(324)	(6,329)	(2,155)	(3)	(156)	(1)	(567)	(5)
Contract owners’ benefits	(263)	(3,049)	(33,047)	(15,098)	(34)	(1,383)	(386)	(4,348)	(1,002)
Transfer (to) from other portfolios	17	(1,740)	(22,724)	(13,450)	(44)	(3,464)	(74)	(1,764)	(81)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(227)	(5,043)	(61,409)	(30,391)	(81)	(4,853)	(461)	(6,662)	(1,075)

Total increase (decrease) in net assets	72	(1,498)	(44,887)	(2,589)	(42)	(4,172)	(372)	(4,294)	(1,396)

NET ASSETS
Beginning of period	3,118	35,747	567,063	241,370	537	30,515	1,987	50,660	8,632
End of period	$3,190	$34,249	$522,176	$238,781	$495	$26,343	$1,615	$46,366	$7,236

The accompanying notes are an integral part of these financial statements

FSA-43

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Oppenheimer Variable Account Funds
($ in thousands)	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Global Fund/VA	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC
FROM OPERATIONS
Net investment income (loss)	$(441)	$(36)	$(9)	$(17)	$(1,336)	$468	$13,351	$(14,882)	$(21)	$(78)
Net realized gain (loss) on investments	2,053	182	73	622	18,890	35	(738)	—	1,297	6,203
Net unrealized appreciation (depreciation) on investments	(4,609)	(130)	(53)	(750)	(19,302)	144	6,475	—	(316)	(502)

Net increase (decrease) in net assets resulting from operations	(2,997)	16	11	(145)	(1,748)	647	19,088	(14,882)	960	5,623

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	1,060	1	3	17	2,003	72	1,672	4,412	12	13,641
Contract maintenance fees	(621)	(2)	(6)	(3)	(3,196)	(6)	(4,584)	(18,304)	(5)	(777)
Contract owners’ benefits	(3,449)	(294)	(56)	(764)	(18,684)	(1,858)	(26,598)	(94,139)	(1,458)	(2,602)
Transfer (to) from other portfolios	13,922	(37)	(19)	3	123,183	(247)	(5,826)	(1,933,312)	(574)	24,029
Net increase (decrease) in net assets resulting from variable annuity contract transactions	10,912	(332)	(78)	(747)	103,306	(2,039)	(35,336)	(2,041,343)	(2,025)	34,291

Total increase (decrease) in net assets	7,915	(316)	(67)	(892)	101,558	(1,392)	(16,248)	(2,056,225)	(1,065)	39,914

NET ASSETS
Beginning of period	58,337	2,782	919	9,091	269,963	13,319	388,478	2,546,039	10,981	35,737
End of period	$66,252	$2,466	$852	$8,199	$371,521	$11,927	$372,230	$489,814	$9,916	$75,651

The accompanying notes are an integral part of these financial statements

FSA-44

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	PIMCO Variable Insurance Trust							Royce Capital Fund
($ in thousands)	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
FROM OPERATIONS
Net investment income (loss)	$114	$12	$128	$271	$3,883	$217	$7,425	$(101)	$1,750
Net realized gain (loss) on investments	10	22	8	(63)	(679)	358	(1,716)	(84)	31,119
Net unrealized appreciation (depreciation) on investments	319	284	(397)	(44)	11,396	158	6,571	4,383	(15,287)

Net increase (decrease) in net assets resulting from operations	443	318	(261)	164	14,600	733	12,280	4,198	17,582

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	407	84	1,317	13,332	1,903	826	19,752	67	1,534
Contract maintenance fees	(67)	(58)	(223)	(1,346)	(4,917)	(843)	(10,677)	(255)	(2,149)
Contract owners’ benefits	(242)	(242)	(1,220)	(6,946)	(20,736)	(5,890)	(49,749)	(1,005)	(9,711)
Transfer (to) from other portfolios	7,212	549	130	24,628	1,611	7,564	21,555	10,842	124,155
Net increase (decrease) in net assets resulting from variable annuity contract transactions	7,310	333	4	29,668	(22,139)	1,657	(19,119)	9,649	113,829

Total increase (decrease) in net assets	7,753	651	(257)	29,832	(7,539)	2,390	(6,839)	13,847	131,411

NET ASSETS
Beginning of period	724	4,545	16,833	88,159	373,368	71,672	861,569	15,408	110,724
End of period	$8,477	$5,196	$16,576	$117,991	$365,829	$74,062	$854,730	$29,255	$242,135

The accompanying notes are an integral part of these financial statements

FSA-45

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Rydex Variable Trust		The Universal Institutional Funds, Inc.	VanEck Worldwide Insurance Trust
($ in thousands)	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	UIF Global Real Estate II	VanEck Global Hard Asset
FROM OPERATIONS
Net investment income (loss)	$—	$—	$10	$(3)
Net realized gain (loss) on investments	—	—	100	1
Net unrealized appreciation (depreciation) on investments	1	—	69	80

Net increase (decrease) in net assets resulting from operations	1	—	179	78

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	—	4	—
Contract maintenance fees	—	—	(103)	—
Contract owners’ benefits	—	—	(662)	(6)
Transfer (to) from other portfolios	—	—	142	38
Net increase (decrease) in net assets resulting from variable annuity contract transactions	—	—	(619)	32

Total increase (decrease) in net assets	1	—	(440)	110

NET ASSETS
Beginning of period	8	6	9,253	174
End of period	$9	$6	$8,813	$284

The accompanying notes are an integral part of these financial statements

FSA-46

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2015

	American Funds Insurance Series
($ in thousands)	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4
FROM OPERATIONS
Net investment income (loss)	$423	$7	$32	$3	$54	$8	$—	$—	$5	$—
Net realized gain (loss) on investments	5,310	—	—	(2)	—	(1)	—	—	—	—
Net unrealized appreciation (depreciation) on investments	(5,592)	(9)	(32)	(3)	20	(4)	(2)	—	9	4

Net increase (decrease) in net assets resulting from operations	141	(2)	—	(2)	74	3	(2)	—	14	4

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	2,469	692	2,169	223	8,242	1,529	111	9	1,522	200
Contract maintenance fees	(481)	(1)	(1)	—	(23)	(3)	—	—	(2)	—
Contract owners’ benefits	(5,455)	(12)	(6)	(2)	(32)	(8)	(3)	—	—	(1)
Transfer (to) from other portfolios	(180)	31	158	(1)	1,393	72	17	—	135	8
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(3,647)	710	2,320	220	9,580	1,590	125	9	1,655	207

Total increase (decrease) in net assets	(3,506)	708	2,320	218	9,654	1,593	123	9	1,669	211

NET ASSETS
Beginning of period	66,817	—	—	—	—	—	—	—	—	—
End of period	$63,311	$708	$2,320	$218	$9,654	$1,593	$123	$9	$1,669	$211

The accompanying notes are an integral part of these financial statements

FSA-47

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	American Funds Insurance Series				Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
($ in thousands)	American Funds International Class 2	American Funds International Class 4	American Funds New World Class 2	American Funds New World Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2
FROM OPERATIONS
Net investment income (loss)	$4	$—	$1	$—	$(18)	$(1,009)	$154	$6	$13
Net realized gain (loss) on investments	—	—	—	—	7	25,244	912	12	52
Net unrealized appreciation (depreciation) on investments	(12)	—	(1)	—	(37)	(30,822)	(1,509)	(41)	(97)

Net increase (decrease) in net assets resulting from operations	(8)	—	—	—	(48)	(6,587)	(443)	(23)	(32)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	406	4	242		—	19,085	4	—	—
Contract maintenance fees	—	—	—		(1)	(2,375)	(61)	(7)	(17)
Contract owners’ benefits	(3)	—	—	—	(98)	(15,788)	(1,212)	(35)	(165)
Transfer (to) from other portfolios	25	—	19		—	(71,571)	80	223	348
Net increase (decrease) in net assets resulting from variable annuity contract transactions	428	4	261	—	(99)	(70,649)	(1,189)	181	166

Total increase (decrease) in net assets	420	4	261	—	(147)	(77,236)	(1,632)	158	134

NET ASSETS
Beginning of period	—	—	—	—	1,498	261,613	9,403	889	1,963
End of period	$420	$4	$261	$—	$1,351	$184,377	$7,771	$1,047	$2,097

The accompanying notes are an integral part of these financial statements

FSA-48

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	Fidelity Variable Insurance Products				Franklin Templeton Variable Insurance Products Trust
($ in thousands)	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2
FROM OPERATIONS
Net investment income (loss)	$(30)	$2,742	$2,752	$(2,616)	$(238)	$6,265	$10,738	$1,605	$(207)
Net realized gain (loss) on investments	239	(10,179)	116	20,632	11,425	(1,421)	50,333	36,181	5,855
Net unrealized appreciation (depreciation) on investments	(24)	(10,810)	(6,646)	(27,331)	(10,830)	(19,105)	(101,302)	(56,571)	(9,851)

Net increase (decrease) in net assets resulting from operations	185	(18,247)	(3,778)	(9,315)	357	(14,261)	(40,231)	(18,785)	(4,203)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	2	213,353	22,998	26,068	1,113	20,073	30,521	18,296	1,505
Contract maintenance fees	(10)	(929)	(1,951)	(3,006)	(194)	(1,332)	(6,632)	(3,217)	(440)
Contract owners’ benefits	(364)	(10,024)	(11,393)	(16,136)	(1,626)	(16,174)	(41,250)	(22,106)	(2,679)
Transfer (to) from other portfolios	(42)	(87,735)	30,911	(151,593)	(1,461)	(13,434)	(186,308)	(119,953)	(1,437)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(414)	114,665	40,565	(144,667)	(2,168)	(10,867)	(203,669)	(126,980)	(3,051)

Total increase (decrease) in net assets	(229)	96,418	36,787	(153,982)	(1,811)	(25,128)	(243,900)	(145,765)	(7,254)

NET ASSETS
Beginning of period	3,191	135,088	159,057	324,649	20,782	175,785	728,537	374,563	47,346
End of period	$2,962	$231,506	$195,844	$170,667	$18,971	$150,657	$484,637	$228,798	$40,092

The accompanying notes are an integral part of these financial statements

FSA-49

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	Franklin Templeton Variable Insurance Products Trust						Goldman Sachs Variable Insurance Trust
($ in thousands)	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC
FROM OPERATIONS
Net investment income (loss)	$(315)	$8,877	$11	$2,662	$23,500	$2,379	$(72)	$106	$27
Net realized gain (loss) on investments	5,017	(798)	45	2,683	1,306	(842)	153	6,590	16,224
Net unrealized appreciation (depreciation) on investments	(5,621)	(11,319)	(522)	(13,718)	(44,454)	(12,275)	(468)	(9,864)	(24,674)

Net increase (decrease) in net assets resulting from operations	(919)	(3,240)	(466)	(8,373)	(19,648)	(10,738)	(387)	(3,168)	(8,423)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	2,662	14,883	1,788	6,035	22,443	2,449	501	219	47
Contract maintenance fees	(238)	(6,961)	(14)	(1,015)	(3,963)	(1,164)	(69)	(78)	(1,639)
Contract owners’ benefits	(1,884)	(35,440)	(81)	(8,142)	(20,873)	(10,390)	(404)	(8,001)	(11,806)
Transfer (to) from other portfolios	(8,807)	(38,571)	(998)	2,509	23,212	3,903	2,750	(1,116)	(17,360)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(8,267)	(66,089)	695	(613)	20,819	(5,202)	2,778	(8,976)	(30,758)

Total increase (decrease) in net assets	(9,186)	(69,329)	229	(8,986)	1,171	(15,940)	2,391	(12,144)	(39,181)

NET ASSETS
Beginning of period	27,779	623,015	1,265	107,207	347,037	141,369	4,444	64,132	170,959
End of period	$18,593	$553,686	$1,494	$98,221	$348,208	$125,429	$6,835	$51,988	$131,778

The accompanying notes are an integral part of these financial statements

FSA-50

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	Goldman Sachs Variable Insurance Trust
($ in thousands)	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC
FROM OPERATIONS
Net investment income (loss)	$(52)	$(1,365)	$(278)	$(167)	$(309)	$(1,814)	$181	$231	$(15)	$(1)
Net realized gain (loss) on investments	647	3,045	3,649	2,998	2,582	11,786	(543)	800	3,938	100
Net unrealized appreciation (depreciation) on investments	(1,441)	(12,479)	(4,166)	(3,357)	(1,366)	(10,824)	669	(1,285)	(4,419)	(114)

Net increase (decrease) in net assets resulting from operations	(846)	(10,799)	(795)	(526)	907	(852)	307	(254)	(496)	(15)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	43	9,597	44	3	93	7,852	72	2,550	98	1
Contract maintenance fees	(9)	(1,386)	(56)	(238)	(65)	(1,823)	(127)	(595)	(20)	(8)
Contract owners’ benefits	(1,616)	(6,734)	(4,001)	(2,120)	(5,382)	(9,709)	(4,976)	(4,967)	(4,934)	(124)
Transfer (to) from other portfolios	132	(66,681)	(744)	(1,449)	(686)	(14,196)	58	(19)	(352)	(36)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,450)	(65,204)	(4,757)	(3,804)	(6,040)	(17,876)	(4,973)	(3,031)	(5,208)	(167)

Total increase (decrease) in net assets	(2,296)	(76,003)	(5,552)	(4,330)	(5,133)	(18,728)	(4,666)	(3,285)	(5,704)	(182)

NET ASSETS
Beginning of period	9,659	152,268	31,751	23,079	40,289	176,080	35,657	51,151	37,542	852
End of period	$7,363	$76,265	$26,199	$18,749	$35,156	$157,352	$30,991	$47,866	$31,838	$670

The accompanying notes are an integral part of these financial statements

FSA-51

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	Goldman Sachs Variable Insurance Trust		Guggenheim Variable Fund					Invesco Variable Insurance Funds
($ in thousands)	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs VIT Core Fixed Income Fund SC	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Macro Opportunities Strategies (Series M)	Guggenheim Multi- Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II
FROM OPERATIONS
Net investment income (loss)	$(800)	$29	$12	$4	$(2)	$1	$(1)	$(73)	$(36)
Net realized gain (loss) on investments	4,678	—	1	8	—	—	—	190	419
Net unrealized appreciation (depreciation) on investments	(8,137)	(95)	(31)	(22)	1	(4)	3	108	(246)

Net increase (decrease) in net assets resulting from operations	(4,259)	(66)	(18)	(10)	(1)	(3)	2	225	137

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	811	9,673	484	85	92	99	339	73	6
Contract maintenance fees	(648)	(27)	(1)	—	—	—	—	(3)	(12)
Contract owners’ benefits	(4,009)	(43)	(22)	—	(5)	—	(7)	(854)	(635)
Transfer (to) from other portfolios	(7,117)	1,508	637	105	100	31	108	319	(80)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(10,963)	11,111	1,098	190	187	130	440	(465)	(721)

Total increase (decrease) in net assets	(15,222)	11,045	1,080	180	186	127	442	(240)	(584)

NET ASSETS
Beginning of period	75,575	—	547	165	52	4	182	6,276	3,775
End of period	$60,353	$11,045	$1,627	$345	$238	$131	$624	$6,036	$3,191

The accompanying notes are an integral part of these financial statements

FSA-52

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	Invesco Variable Insurance Funds
($ in thousands)	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II
FROM OPERATIONS
Net investment income (loss)	$(577)	$1,946	$226	$916	$1,532	$(1)	$1,000	$618	$4,596	$(83)
Net realized gain (loss) on investments	5,823	6,665	2,563	9,516	19,221	371	34	6,344	61,800	(1,247)
Net unrealized appreciation (depreciation) on investments	(10,106)	(13,203)	(5,164)	(24,308)	(30,910)	(756)	(1,768)	(8,515)	(104,153)	(2,781)

Net increase (decrease) in net assets resulting from operations	(4,860)	(4,592)	(2,375)	(13,876)	(10,157)	(386)	(734)	(1,553)	(37,757)	(4,111)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	7,656	3,710	156	5,016	14,658	2,551	9,720	92	37,241	6,173
Contract maintenance fees	(682)	(833)	(13)	(1,426)	(1,963)	(80)	(920)	(13)	(6,426)	(709)
Contract owners’ benefits	(2,163)	(4,604)	(5,485)	(16,738)	(17,477)	(327)	(10,594)	(4,950)	(35,812)	(2,736)
Transfer (to) from other portfolios	(50,096)	12,672	(980)	(23,095)	(59,978)	(11,605)	1,432	(1,179)	(181,824)	(22,717)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(45,285)	10,945	(6,322)	(36,243)	(64,760)	(9,461)	(362)	(6,050)	(186,821)	(19,989)

Total increase (decrease) in net assets	(50,145)	6,353	(8,697)	(50,119)	(74,917)	(9,847)	(1,096)	(7,603)	(224,578)	(24,100)

NET ASSETS
Beginning of period	78,129	69,261	38,137	208,968	239,404	12,807	98,609	41,653	636,165	59,535
End of period	$27,984	$75,614	$29,440	$158,849	$164,487	$2,960	$97,513	$34,050	$411,587	$35,435

The accompanying notes are an integral part of these financial statements

FSA-53

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	Invesco Variable Insurance Funds		Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
($ in thousands)	Invesco VI Mid- Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi- Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC
FROM OPERATIONS
Net investment income (loss)	$(420)	$(122)	$(634)	$(149)	$(282)	$19,128	$371	$(83)	$46
Net realized gain (loss) on investments	5,099	1,106	1,028	(522)	430	4,659	3,047	2,516	11,201
Net unrealized appreciation (depreciation) on investments	(4,657)	(1,814)	(876)	(333)	(2,930)	(41,288)	(5,114)	(3,527)	(15,186)

Net increase (decrease) in net assets resulting from operations	22	(830)	(482)	(1,004)	(2,782)	(17,501)	(1,696)	(1,094)	(3,939)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	1,969	1,733	4,199	1,328	1,967	29,881	8,236	1,552	266
Contract maintenance fees	(342)	(139)	(609)	(113)	(482)	(6,870)	(254)	(244)	(488)
Contract owners’ benefits	(2,569)	(477)	(3,128)	(513)	(1,447)	(38,869)	(5,805)	(1,493)	(13,968)
Transfer (to) from other portfolios	(6,517)	(11,559)	(21,876)	(2,661)	3,637	77,805	(5,413)	(4,817)	(4,644)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(7,459)	(10,442)	(21,414)	(1,959)	3,675	61,947	(3,236)	(5,002)	(18,834)

Total increase (decrease) in net assets	(7,437)	(11,272)	(21,896)	(2,963)	893	44,446	(4,932)	(6,096)	(22,773)

NET ASSETS
Beginning of period	40,027	16,478	59,161	11,731	38,387	574,288	49,855	25,074	111,740
End of period	$32,590	$5,206	$37,265	$8,768	$39,280	$618,734	$44,923	$18,978	$88,967

The accompanying notes are an integral part of these financial statements

FSA-54

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	Lord Abbett Series Fund, Inc.				MFS Variable Insurance Trust
($ in thousands)	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Growth Stock IC	MFS Investors Growth Stock SC	MFS Investors Trust IC	MFS Investors Trust SC
FROM OPERATIONS
Net investment income (loss)	$(472)	$(55)	$(353)	$(767)	$(64)	$(1,007)	$12	$200	$(38)	$(494)
Net realized gain (loss) on investments	3,144	2,583	8,437	(2,525)	446	14,100	320	25,146	1,127	20,842
Net unrealized appreciation (depreciation) on investments	(2,974)	207	(11,472)	(9,803)	(67)	(9,093)	(309)	(24,624)	(1,168)	(24,268)

Net increase (decrease) in net assets resulting from operations	(302)	2,735	(3,388)	(13,095)	315	4,000	23	722	(79)	(3,920)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	6,826	4	1,882	12,063	11	1,119	—	58	40	1,612
Contract maintenance fees	(510)	(311)	(377)	(2,180)	(4)	(1,098)	—	(166)	(4)	(1,568)
Contract owners’ benefits	(3,622)	(2,866)	(9,988)	(10,908)	(544)	(5,138)	(130)	(1,669)	(1,099)	(6,842)
Transfer (to) from other portfolios	7,429	1,129	(5,159)	(84,266)	208	(70,921)	(2,313)	(67,145)	—	(110,282)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	10,123	(2,044)	(13,642)	(85,291)	(329)	(76,038)	(2,443)	(68,922)	(1,063)	(117,080)

Total increase (decrease) in net assets	9,821	691	(17,030)	(98,386)	(14)	(72,038)	(2,420)	(68,200)	(1,142)	(121,000)

NET ASSETS
Beginning of period	28,558	27,249	83,064	223,533	5,404	130,103	2,420	68,200	8,995	191,030
End of period	$38,379	$27,940	$66,034	$125,147	$5,390	$58,065	$—	$—	$7,853	$70,030

The accompanying notes are an integral part of these financial statements

FSA-55

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	MFS Variable Insurance Trust
($ in thousands)	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC	MFS VIT Value SC
FROM OPERATIONS
Net investment income (loss)	$(34)	$(1,273)	$(45)	$(40)	$366	$1,155	$115	$1,061	$14,613	$4,362
Net realized gain (loss) on investments	73	2,456	683	749	1,779	6,124	586	7,357	151	54,603
Net unrealized appreciation (depreciation) on investments	(104)	(4,166)	(668)	(788)	(2,570)	(8,870)	(1,364)	(15,569)	(23,916)	(73,304)

Net increase (decrease) in net assets resulting from operations	(65)	(2,983)	(30)	(79)	(425)	(1,591)	(663)	(7,151)	(9,152)	(14,339)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	1	911	24	3	150	525	3	726	4,457	3,492
Contract maintenance fees	(1)	(1,244)	(4)	(47)	(10)	(594)	(1)	(427)	(7,536)	(4,183)
Contract owners’ benefits	(350)	(7,340)	(797)	(634)	(3,626)	(8,214)	(738)	(3,639)	(35,380)	(21,554)
Transfer (to) from other portfolios	(27)	(10,770)	(43)	(2,448)	(88)	(25,271)	(573)	(32,046)	(126,783)	(238,815)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(377)	(18,443)	(820)	(3,126)	(3,574)	(33,554)	(1,309)	(35,386)	(165,242)	(261,060)

Total increase (decrease) in net assets	(442)	(21,426)	(850)	(3,205)	(3,999)	(35,145)	(1,972)	(42,537)	(174,394)	(275,399)

NET ASSETS
Beginning of period	2,594	94,951	7,558	7,680	29,780	102,488	5,090	78,284	741,457	516,769
End of period	$2,152	$73,525	$6,708	$4,475	$25,781	$67,343	$3,118	$35,747	$567,063	$241,370

The accompanying notes are an integral part of these financial statements

FSA-56

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
($ in thousands)	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Global Fund/VA
FROM OPERATIONS
Net investment income (loss)	$(4)	$869	$(11)	$(125)	$(116)	$(483)	$(42)	$(10)	$1
Net realized gain (loss) on investments	(87)	2,913	128	3,145	1,955	8,811	337	156	985
Net unrealized appreciation (depreciation) on investments	(18)	(2,010)	(168)	(4,505)	(1,614)	(8,494)	(144)	(94)	(660)

Net increase (decrease) in net assets resulting from operations	(109)	1,772	(51)	(1,485)	225	(166)	151	52	326

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	69	1,615	2	10	8	6,936	2	3	41
Contract maintenance fees	(8)	(969)	(1)	(479)	(5)	(555)	(2)	(5)	(3)
Contract owners’ benefits	(21)	(2,994)	(227)	(4,159)	(1,183)	(4,023)	(254)	(124)	(1,266)
Transfer (to) from other portfolios	(635)	(58,082)	2,264	56,773	(230)	16,140	(22)	(19)	(214)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(595)	(60,430)	2,038	52,145	(1,410)	18,498	(276)	(145)	(1,442)

Total increase (decrease) in net assets	(704)	(58,658)	1,987	50,660	(1,185)	18,332	(125)	(93)	(1,116)

NET ASSETS
Beginning of period	1,241	89,173	—	—	9,817	40,005	2,907	1,012	10,207
End of period	$537	$30,515	$1,987	$50,660	$8,632	$58,337	$2,782	$919	$9,091

The accompanying notes are an integral part of these financial statements

FSA-57

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	Oppenheimer Variable Account Funds						PIMCO Variable Insurance Trust
($ in thousands)	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC	Oppenheimer Money Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor
FROM OPERATIONS
Net investment income (loss)	$197	$675	$18,213	$(48)	$(127)	$(11,651)	$17	$63	$115	$1,875
Net realized gain (loss) on investments	22,849	98	(74)	2,082	2,835	—	(26)	211	(40)	(26)
Net unrealized appreciation (depreciation) on investments	(17,509)	(1,264)	(32,464)	(1,804)	(2,922)	—	(72)	(479)	(563)	(2,691)

Net increase (decrease) in net assets resulting from operations	5,537	(491)	(14,325)	230	(214)	(11,651)	(81)	(205)	(488)	(842)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	12,728	127	8,889	46	9,377	5,646	459	623	1,694	7,129
Contract maintenance fees	(3,536)	(7)	(4,622)	(5)	(226)	(15,095)	(5)	(31)	(170)	(922)
Contract owners’ benefits	(22,155)	(2,401)	(27,267)	(1,378)	(1,577)	(74,530)	(17)	(80)	(777)	(6,485)
Transfer (to) from other portfolios	(84,862)	23	77	(115)	8,929	2,193,675	(519)	2,939	2,680	5,344
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(97,825)	(2,258)	(22,923)	(1,452)	16,503	2,109,696	(82)	3,451	3,427	5,066

Total increase (decrease) in net assets	(92,288)	(2,749)	(37,248)	(1,222)	16,289	2,098,045	(163)	3,246	2,939	4,224

NET ASSETS
Beginning of period	362,251	16,068	425,726	12,203	19,448	447,994	887	1,299	13,894	83,935
End of period	$269,963	$13,319	$388,478	$10,981	$35,737	$2,546,039	$724	$4,545	$16,833	$88,159

The accompanying notes are an integral part of these financial statements

FSA-58

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2015

	PIMCO Variable Insurance Trust			Royce Capital Fund		Rydex Variable Trust		The Universal Institutional Funds, Inc.	Van Eck Worldwide Insurance Trust
($ in thousands)	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	UIF Global Real Estate II	Van Eck Global Hard Asset
FROM OPERATIONS
Net investment income (loss)	$11,394	$(257)	$32,729	$(216)	$(1,500)	$—	$—	$91	$(4)
Net realized gain (loss) on investments	(966)	155	8,584	318	14,369	—	—	184	5
Net unrealized appreciation (depreciation) on investments	(25,792)	23	(48,511)	(3,167)	(35,729)	(3)	—	(552)	(97)

Net increase (decrease) in net assets resulting from operations	(15,364)	(79)	(7,198)	(3,065)	(22,860)	(3)	—	(277)	(96)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	16,006	2,442	34,826	1,535	12,255	—	—	5	—
Contract maintenance fees	(4,430)	(806)	(9,775)	(193)	(1,840)	—	—	(99)	—
Contract owners’ benefits	(19,879)	(5,597)	(49,384)	(1,067)	(9,070)	—	—	(639)	(2)
Transfer (to) from other portfolios	60,090	(4,062)	54,506	282	(65,877)	2	—	(208)	31
Net increase (decrease) in net assets resulting from variable annuity contract transactions	51,787	(8,023)	30,173	557	(64,532)	2	—	(941)	29

Total increase (decrease) in net assets	36,423	(8,102)	22,975	(2,508)	(87,392)	(1)	—	(1,218)	(67)

NET ASSETS
Beginning of period	336,945	79,774	838,594	17,916	198,116	9	6	10,471	241
End of period	$373,368	$71,672	$861,569	$15,408	$110,724	$8	$6	$9,253	$174

The accompanying notes are an integral part of these financial statements

FSA-59

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(1) Organization

The Protective Variable Annuity Separate Account (“Separate Account”) was established by Protective Life Insurance Company (“Protective Life”) under the provisions of Tennessee law and commenced operations on March 14, 1994.  Protective Life is a wholly owned subsidiary of Protective Life Corporation (“PLC”).  On February 1, 2015, PLC and its subsidiaries became wholly owned subsidiaries of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan.  The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (“Contracts”) issued by Protective Life are allocated until maturity or termination of the Contracts.  The following is a list of each variable annuity product funded by the Separate Account:

Dimensions II	Protective Rewards
Elements Access	Protective Rewards B2A
Elements Classic	Protective Rewards Elite
Elements Plus	Protective Values
Mileage Credit	Protective Values Access
Protective Access	Protective Values Advantage
Protective Access XL	Protective Variable Annuity
Protective Advantage	Protective Variable Annuity (2012) L, B, C Series
Protective Dimensions	Protective Variable Annuity II
Protective Investors Series	Protective Variable Annuity II B Series

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended.  The Separate Account follows the accounting and reporting guidance in ASC Topic 946, “Financial Services — Investment Companies”.

During the years ended December 31, 2016 and 2015, assets were invested in one hundred twenty six subaccounts.

American Funds Asset Allocation Class 2	Invesco VI International Growth II
American Funds Asset Allocation Class 4	Invesco VI Mid-Cap Growth II
American Funds Blue Chip Income & Growth Class 2	Invesco VI Small Cap Equity II
American Funds Blue Chip Income & Growth Class 4	Lord Abbett Bond Debenture VC
American Funds Global Growth Class 2	Lord Abbett Calibrated Dividend Growth VC
American Funds Global Growth Class 4	Lord Abbett Classic Stock VC
American Funds Global Small Capitalization Class 2	Lord Abbett Growth & Income VC
American Funds Global Small Capitalization Class 4	Lord Abbett Growth Opportunities VC
American Funds Growth Class 2	Lord Abbett International Opportunities VC
American Funds Growth Class 4	Lord Abbett Mid Cap Stock VC
American Funds International Class 2	Lord Abbett Series Fundamental Equity VC
American Funds International Class 4	MFS Growth Series IC
American Funds New World Class 2	MFS Growth Series SC
American Funds New World Class 4	MFS Investors Growth Stock IC (c)
Calvert VP SRI Balanced	MFS Investors Growth Stock SC (c)
ClearBridge Variable Mid Cap Portfolio II (d)	MFS Investors Trust IC
ClearBridge Variable Small Cap Growth II	MFS Investors Trust SC
Fidelity Contrafund Portfolio SC2	MFS New Discovery IC
Fidelity Equity Income SC2	MFS New Discovery SC
Fidelity Freedom Fund - 2015 Maturity SC2	MFS Research IC
Fidelity Freedom Fund - 2020 Maturity SC2	MFS Research SC
Fidelity Growth Portfolio SC2	MFS Total Return IC
Fidelity Index 500 Portfolio SC2	MFS Total Return SC
Fidelity Investment Grade Bonds SC2	MFS Utilities IC
Fidelity Mid Cap SC2	MFS Utilities SC
Franklin Flex Cap Growth VIP CL 2	MFS VIT Total Return Bond Series SC
Franklin Income VIP CL 2	MFS VIT Value SC

FSA-60

The Protective Variable Annuity Separate Account

Notes to Financial Statements

Franklin Mutual Shares VIP CL 2	MFS VIT II Emerging Markets Equity SC
Franklin Rising Dividend VIP CL 2	MFS VIT II International Value SC
Franklin Small Cap Value VIP CL 2	MFS VIT II MA Investors Growth Stock IC
Franklin Small-Mid Cap Growth VIP CL 2	MFS VIT II MA Investors Growth Stock SC
Franklin US Government Securities VIP CL 2	Oppenheimer Capital Appreciation Fund/VA
Goldman Sachs Global Trends Allocation SC	Oppenheimer Capital Appreciation Fund/VA SC
Goldman Sachs Large Cap Value	Oppenheimer Discovery Mid Cap Growth Fund/VA
Goldman Sachs Large Cap Value Fund SC	Oppenheimer Discovery Mid Cap Growth Fund/VA SC
Goldman Sachs Mid Cap Value	Oppenheimer Global Fund/VA
Goldman Sachs Mid Cap Value SC	Oppenheimer Global Fund/VA SC
Goldman Sachs Small Cap Equity Insights	Oppenheimer Global Strategic Income Fund/VA
Goldman Sachs Small Cap Equity Insights SC	Oppenheimer Global Strategic Income Fund/VA SC
Goldman Sachs Strategic Growth	Oppenheimer Government Money Fund/VA (d)
Goldman Sachs Strategic Growth SC	Oppenheimer Main Street Fund/VA
Goldman Sachs Strategic International Equity	Oppenheimer Main Street Fund/VA SC
Goldman Sachs Strategic International Equity SC	PIMCO VIT All Asset Advisor
Goldman Sachs US Equity Insights	PIMCO VIT Global Diversified Allocation Portfolio
Goldman Sachs US Equity Insights SC	PIMCO VIT Long-Term US Government Advisor
Goldman Sachs VIT Core Fixed Income SC	PIMCO VIT Low Duration Advisor
Goldman Sachs VIT Growth Opportunities SC	PIMCO VIT Real Return Advisor
Guggenheim Floating Rate Strategies (Series F)	PIMCO VIT Short-Term Advisor
Guggenheim Global Managed Futures Strategy	PIMCO VIT Total Return Advisor
Guggenheim Long Short Equity	Protective Life Dynamic Allocation Series — Conservative (a)
Guggenheim Macro Opportunities Strategies (Series M) (b)	Protective Life Dynamic Allocation Series — Growth (a)
Guggenheim Multi-Hedge Strategies	Protective Life Dynamic Allocation Series — Moderate (a)
Invesco VI American Franchise I	QS Legg Mason Dynamic Multi-Strategy VIT II
Invesco VI American Franchise II	Royce Capital Fund Micro-Cap SC
Invesco VI American Value II	Royce Capital Fund Small-Cap SC
Invesco VI Balanced Risk Allocation II	Rydex Commodities Strategy
Invesco VI Comstock I	Rydex Inverse Government Long Bond
Invesco VI Comstock II	Templeton Developing Markets VIP CL 2
Invesco VI Equity and Income II	Templeton Foreign VIP CL 2
Invesco VI Global Real Estate II	Templeton Global Bond VIP Fund CL 2
Invesco VI Government Securities II	Templeton Growth VIP CL 2
Invesco VI Growth & Income I	UIF Global Real Estate II
Invesco VI Growth & Income II	VanEck Global Hard Asset (d)

(a) Subaccount opened in 2016
(b) Subaccount closed in 2016
(c) Subaccount closed in 2015
(d) Subaccount name changed. See below.

Old Subaccount Name	New Subaccount Name
ClearBridge Variable Mid Cap Core Portfolio Class II	ClearBridge Variable Mid Cap Portfolio Class II
Oppenheimer Money Fund/VA	Oppenheimer Government Money Fund/VA
Van Eck Global Hard Asset	VanEck Global Hard Asset

FSA-61

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(1) Organization, continued

Gross premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide account funds to pay contract values under the Contracts.  Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Protective Life’s other assets and liabilities.

Contract owners may allocate some or all of the applicable gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life’s General Account. The assets of Protective Life’s General Account support its insurance and annuity obligations and are subject to Protective Life’s general liabilities from business operations. The Guaranteed Account’s balance as of December 31, 2016 was approximately $186.8 million.

(2) Significant Accounting Policies

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios (“Funds”), whose investments are stated at fair value. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses

Net realized gains and losses on investments include gains and losses on redemptions of the Funds’ shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the portfolio. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the underlying investment company.

Accumulation Unit Value

The Accumulation Unit Value for each class of Accumulation Units in a subaccount at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor as defined in the underlying product prospectuses.

Net transfers (to) from Affiliate or Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner’s interest to or from another subaccount or to the general account of Protective Life.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of PLC. Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2016.  Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

FSA-62

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(2) Significant Accounting Policies, continued

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the Annuity 2000 Mortality Table.  The assumed investment return is 5%.  The mortality risk is fully borne by Protective Life and may result in additional amounts being transferred into the Separate Account by Protective Life to cover greater longevity of annuitants than expected.  Conversely, if amounts allocated exceed amounts required, transfers may be made to Protective Life for the calculated or excess differential.  As of December 31, 2016, there are 25 contracts in the annuity payout phase with net assets of approximately $1.5 million.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests.  Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the Statement of Assets and Liabilities and the amounts reported in the Statements of Changes in Net Assets.  Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

(3) Fair Value of Financial Instruments

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.  As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required.  In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets in active markets

b)  Quoted prices for identical or similar assets in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset.

FSA-63

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(3) Fair Value of Financial Instruments, continued

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

(4) Changes in Units Outstanding

The change in units outstanding for the years ended December 31, 2016 and 2015 were as follows:

(in thousands)

	2016			2015
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

American Funds Asset Allocation Class 2	1,403	783	620	446	629	(183)
American Funds Asset Allocation Class 4	179	25	154	74	2	72
American Funds Blue Chip Income & Growth Class 2	421	24	397	249	2	247
American Funds Blue Chip Income & Growth Class 4	51	5	46	32	9	23
American Funds Global Growth Class 2	3,357	170	3,187	1,001	1	1,000
American Funds Global Growth Class 4	397	59	338	167	1	166
American Funds Global Small Capitalization Class 2	45	0	45	14	0	14
American Funds Global Small Capitalization Class 4	5	0	5	1	0	1
American Funds Growth Class 2	317	18	299	168	0	168
American Funds Growth Class 4	24	9	15	21	0	21
American Funds International Class 2	92	8	84	48	0	48
American Funds International Class 4	0	0	0	0	0	0
American Funds New World Class 2	81	3	78	29	0	29
American Funds New World Class 4	5	0	5	0	0	0
Calvert VP SRI Balanced	0	9	(9)	5	10	(5)
ClearBridge Variable Mid Cap Portfolio Class II	6,029	4,374	1,655	1,761	3,099	(1,338)
ClearBridge Variable Small Cap Growth II	1,120	832	288	462	607	(145)
Fidelity Contrafund Portfolio SC2	17,384	12,203	5,181	4,976	9,632	(4,656)
Fidelity Equity Income SC2	18	65	(47)	17	80	(63)
Fidelity Freedom Fund - 2015 Maturity SC2	5	9	(4)	17	6	11
Fidelity Freedom Fund - 2020 Maturity SC2	6	14	(8)	24	14	10
Fidelity Growth Portfolio SC2	6	33	(27)	5	27	(22)
Fidelity Index 500 Portfolio SC2	29,624	17,981	11,643	24,433	18,813	5,620
Fidelity Investment Grade Bonds SC2	6,027	2,391	3,636	3,978	205	3,773
Fidelity Mid Cap SC2	28,573	19,187	9,386	3,411	12,984	(9,573)
Franklin Flex Cap Growth VIP CL 2	1,944	1,607	337	895	1,042	(147)
Franklin Income VIP CL 2	11,207	6,567	4,640	3,780	4,469	(689)
Franklin Mutual Shares VIP CL 2	42,038	28,611	13,427	8,639	22,728	(14,089)
Franklin Rising Dividend VIP CL 2	14,356	7,649	6,707	3,497	11,835	(8,338)
Franklin Small Cap Value VIP CL 2	1,439	1,004	435	912	1,132	(220)
Franklin Small-Mid Cap Growth VIP CL 2	2,150	1,374	776	334	868	(534)
Franklin US Government Securities VIP CL 2	4,579	6,091	(1,512)	1,164	7,341	(6,177)
Goldman Sachs Global Trends Allocation SC	186	171	15	397	136	261
Goldman Sachs Large Cap Value	48	344	(296)	19	368	(349)
Goldman Sachs Large Cap Value Fund SC	1,296	1,727	(431)	106	2,023	(1,917)
Goldman Sachs Mid Cap Value	9	45	(36)	10	65	(55)
Goldman Sachs Mid Cap Value SC	14,096	8,764	5,332	1,021	5,122	(4,101)
Goldman Sachs Small Cap Equity Insights	15	107	(92)	5	132	(127)
Goldman Sachs Small Cap Equity Insights SC	22	181	(159)	4	201	(197)
Goldman Sachs Strategic Growth	22	208	(186)	38	281	(243)
Goldman Sachs Strategic Growth SC	13,190	11,856	1,334	4,805	6,002	(1,197)
Goldman Sachs Strategic International Equity	116	300	(184)	23	332	(309)
Goldman Sachs Strategic International Equity SC	1,959	2,076	(117)	534	888	(354)
Goldman Sachs US Equity Insights	7	122	(115)	7	151	(144)
Goldman Sachs US Equity Insights SC	0	6	(6)	1	9	(8)
Goldman Sachs VIT Core Fixed Income SC	1,418	149	1,269	1,110	1	1,109

FSA-64

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(4) Changes in Units Outstanding, continued

(in thousands)

	2016			2015
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Goldman Sachs VIT Growth Opportunities SC	1,206	1,039	167	108	725	(617)
Guggenheim Floating Rate Strategies (Series F)	278	115	163	111	5	106
Guggenheim Global Managed Futures Strategy	14	7	7	17	1	16
Guggenheim Long Short Equity	14	8	6	18	1	17
Guggenheim Macro Opportunities Strategies (Series M)	7	20	(13)	13	1	12
Guggenheim Multi-Hedge Strategies	17	6	11	43	1	42
Invesco VI American Franchise I	3	83	(80)	53	108	(55)
Invesco VI American Franchise II	8	27	(19)	3	68	(65)
Invesco VI American Value II	7,079	4,225	2,854	395	3,124	(2,729)
Invesco VI Balanced Risk Allocation II	1,171	1,020	151	1,598	717	881
Invesco VI Comstock I	9	152	(143)	8	251	(243)
Invesco VI Comstock II	4.894	3.984	910	721	2,620	(1,899)
Invesco VI Equity and Income II	15,828	9,719	6,109	2,166	6,361	(4,195)
Invesco VI Global Real Estate II	2,260	2,301	(41)	372	(1,147)	(775)
Invesco VI Government Securities II	4,106	1,568	2,538	851	819	32
Invesco VI Growth & Income I	19	229	(210)	8	274	(266)
Invesco VI Growth & Income II	54,607	38,090	16,517	11,532	23,561	(12,029)
Invesco VI International Growth II	14,443	14,550	(107)	5,487	7,373	(1,886)
Invesco VI Mid-Cap Growth II	1,572	1,231	341	416	841	(425)
Invesco VI Small Cap Equity II	1,857	1,234	623	190	982	(792)
Lord Abbett Bond Debenture VC	3,656	5,468	(1,812)	6,386	689	5,697
Lord Abbett Calibrated Dividend Growth VC	3,499	861	2,638	776	837	(61)
Lord Abbett Classic Stock VC	1,939	1,333	606	920	1,311	(391)
Lord Abbett Growth & Income VC	291	847	(556)	52	1,119	(1,067)
Lord Abbett Growth Opportunities VC	8,524	5,987	2,537	2,637	1,972	665
Lord Abbett International Opportunities VC	384	584	(200)	314	453	(139)
Lord Abbett Mid Cap Stock VC	794	827	(33)	31	684	(653)
Lord Abbett Series Fundamental Equity VC	16,134	9,449	6,685	2,577	8,581	(6,004)
MFS Growth Series IC	11	29	(18)	16	23	(7)
MFS Growth Series SC	116	729	(613)	44	4,464	(4,420)
MFS Investors Growth Stock IC	N/A	N/A	N/A	1	216	(215)
MFS Investors Growth Stock SC	N/A	N/A	N/A	10	5,408	(5,398)
MFS Investors Trust IC	6	58	(52)	5	52	(47)
MFS Investors Trust SC	93	543	(450)	13	7,114	(7,101)
MFS New Discovery IC	3	8	(5)	1	12	(11)
MFS New Discovery SC	197	431	(234)	3,197	4,107	(910)
MFS Research IC	3	52	(49)	6	41	(35)
MFS Research SC	18	42	(24)	29	206	(177)
MFS Total Return IC	34	165	(131)	9	154	(145)
MFS Total Return SC	128	487	(359)	14	2,116	(2,102)
MFS Utilities IC	7	13	(6)	2	40	(38)
MFS Utilities SC	114	348	(234)	703	2,810	(2,107)
MFS VIT Total Return Bond Series SC	1,309	6,649	(5,340)	608	15,422	(14,814)
MFS VIT Value SC	240	1,897	(1,657)	29	15,889	(15,860)
MFS VIT II Emerging Markets Equity SC	4	14	(10)	19	90	(71)
MFS VIT II International Value SC	51	400	(349)	3,076	7,587	(4,511)
MFS VIT II MA Investors Growth Stock IC	5	50	(45)	230	28	202
MFS VIT II MA Investors Growth Stock SC	94	749	(655)	6,323	1,192	5,131
Oppenheimer Capital Appreciation Fund/VA	9	53	(44)	3	57	(54)
Oppenheimer Capital Appreciation Fund/VA SC	5,573	4,963	610	2,470	1,415	1,055
Oppenheimer Discovery Mid Cap Growth Fund/VA	1	16	(15)	2	14	(12)
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	6	10	(4)	4	12	(8)
Oppenheimer Global Fund/VA	6	29	(23)	3	43	(40)
Oppenheimer Global Fund/VA SC	20,784	13,843	6,941	8,499	14,147	(5,648)
Oppenheimer Global Strategic Income Fund/VA	14	111	(97)	22	126	(104)
Oppenheimer Global Strategic Income Fund/VA SC	1,059	3,313	(2,254)	815	2,239	(1,424)
Oppenheimer Government Money Fund/VA	491,886	819,143	(327,257)	540,398	212,858	327,540
Oppenheimer Main Street Fund/VA	6	98	(92)	4	71	(67)
Oppenheimer Main Street Fund/VA SC	3,832	1,882	1,950	1,708	786	922
PIMCO VIT All Asset Advisor	1,162	425	737	30	38	(8)
PIMCO VIT Global Diversified Allocation Portfolio	98	64	34	413	88	325
PIMCO VIT Long-Term US Government Advisor	685	684	1	492	242	250
PIMCO VIT Low Duration Advisor	4,254	1,381	2,873	1,057	564	493
PIMCO VIT Real Return Advisor	1,992	4,057	(2,065)	5,668	445	5,223

FSA-65

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(4) Changes in Units Outstanding, continued

(in thousands)

	2016			2015
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

PIMCO VIT Short-Term Advisor	1,565	1,406	159	1,036	1,845	(809)
PIMCO VIT Total Return Advisor	7,303	8,879	(1,576)	4,946	2,067	2,879
Protective Life Dynamic Allocation Series Portfolio - Conservative	1,079	250	829	n/a	n/a	n/a
Protective Life Dynamic Allocation Series Portfolio — Growth	1,815	97	1,718	n/a	n/a	n/a
Protective Life Dynamic Allocation Series Portfolio — Moderate	2,823	423	2,400	n/a	n/a	n/a
QS Legg Mason Dynamic Multi-Strategy VIT II	459	1,031	(572)	995	687	308
Royce Capital Fund Micro-Cap SC	2,985	2,025	960	1,664	1,666	(2)
Royce Capital Fund Small-Cap SC	30,616	23,396	7,220	6,875	11,663	(4,788)
Rydex Commodities Strategy	0	0	0	1	0	1
Rydex Inverse Government Long Bond	0	0	0	0	0	0
Templeton Developing Markets VIP CL 2	2,143	1,137	1,006	437	368	69
Templeton Foreign VIP CL 2	4,414	3,358	1,056	1,796	1,870	(74)
Templeton Global Bond VIP Fund CL 2	2,900	3,492	(592)	2,725	833	1,892
Templeton Growth VIP CL 2	3,831	3,403	428	1,515	1,950	(435)
UIF Global Real Estate II	130	175	(45)	92	164	(72)
VanEck Global Hard Asset	1	0	1	1	0	1

FSA-66

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(5) Investments

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2016 are as follows:

(in thousands)	Purchases	Sales

American Funds Asset Allocation Class 2	$20,915	$9,872
American Funds Asset Allocation Class 4	1,787	191
American Funds Blue Chip Income & Growth Class 2	4,510	54
American Funds Blue Chip Income & Growth Class 4	557	46
American Funds Global Growth Class 2	32,061	14
American Funds Global Growth Class 4	3,695	296
American Funds Global Small Capitalization Class 2	446	3
American Funds Global Small Capitalization Class 4	43	0
American Funds Growth Class 2	3,352	74
American Funds Growth Class 4	250	88
American Funds International Class 2	846	45
American Funds International Class 4	1	0
American Funds New World Class 2	722	6
American Funds New World Class 4	46	1
Calvert VP SRI Balanced	59	183
ClearBridge Variable Mid Cap Portfolio Class II	56,780	27,299
ClearBridge Variable Small Cap Growth II	11,273	5,916
Fidelity Contrafund Portfolio SC2	193,327	97,380
Fidelity Equity Income SC2	965	1,322
Fidelity Freedom Fund - 2015 Maturity SC2	105	152
Fidelity Freedom Fund - 2020 Maturity SC2	175	215
Fidelity Growth Portfolio SC2	392	618
Fidelity Index 500 Portfolio SC2	426,157	212,344
Fidelity Investment Grade Bonds SC2	67,172	24,254
Fidelity Mid Cap SC2	278,950	123,222
Franklin Flex Cap Growth VIP CL 2	15,469	8,339
Franklin Income VIP CL 2	101,691	34,804
Franklin Mutual Shares VIP CL 2	423,671	157,737
Franklin Rising Dividend VIP CL 2	200,237	54,551
Franklin Small Cap Value VIP CL 2	24,496	10,857
Franklin Small-Mid Cap Growth VIP CL 2	19,793	5,699
Franklin US Government Securities VIP CL 2	49,209	58,636
Goldman Sachs Global Trends Allocation SC	1,739	1,699
Goldman Sachs Large Cap Value	2,438	9,002
Goldman Sachs Large Cap Value Fund SC	13,508	16,853
Goldman Sachs Mid Cap Value	274	1,145
Goldman Sachs Mid Cap Value SC	109,335	27,846
Goldman Sachs Small Cap Equity Insights	1,367	4,218
Goldman Sachs Small Cap Equity Insights SC	828	3,461
Goldman Sachs Strategic Growth	480	5,685
Goldman Sachs Strategic Growth SC	150,083	124,129
Goldman Sachs Strategic International Equity	1,318	3,857
Goldman Sachs Strategic International Equity SC	10,254	10,820
Goldman Sachs US Equity Insights	1,621	4,947
Goldman Sachs US Equity Insights SC	32	135
Goldman Sachs VIT Core Fixed Income SC	13,601	475
Goldman Sachs VIT Growth Opportunities SC	12,751	10,601
Guggenheim Floating Rate Strategies (Series F)	2,978	1,125
Guggenheim Global Managed Futures Strategy	165	71
Guggenheim Long Short Equity	132	74
Guggenheim Macro Opportunities Strategies (Series M)	78	209
Guggenheim Multi-Hedge Strategies	173	62
Invesco VI American Franchise I	518	749
Invesco VI American Franchise II	349	377
Invesco VI American Value II	71,145	21,021
Invesco VI Balanced Risk Allocation II	13,421	12,576
Invesco VI Comstock I	2,791	4,074
Invesco VI Comstock II	65,393	40,162
Invesco VI Equity and Income II	150,390	50,957
Invesco VI Global Real Estate II	17,478	17,011
Invesco VI Government Securities II	41,159	14,213
Invesco VI Growth & Income I	3,695	5,447
Invesco VI Growth & Income II	576,060	242,564
Invesco VI International Growth II	100,380	97,162

FSA-67

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(5) Investments, continued

(in thousands)	Purchases	Sales

Invesco VI Mid-Cap Growth II	$16,345	$8,292
Invesco VI Small Cap Equity II	15,484	6,198
Lord Abbett Bond Debenture VC	67,933	81,832
Lord Abbett Calibrated Dividend Growth VC	60,311	10,545
Lord Abbett Classic Stock VC	19,864	9,488
Lord Abbett Growth & Income VC	5,081	14,191
Lord Abbett Growth Opportunities VC	76,995	35,120
Lord Abbett International Opportunities VC	3,502	5,945
Lord Abbett Mid Cap Stock VC	13,675	12,489
Lord Abbett Series Fundamental Equity VC	144,955	39,780
MFS Growth Series IC	587	848
MFS Growth Series SC	4,689	13,112
MFS Investors Trust IC	978	1,364
MFS Investors Trust SC	8,643	9,932
MFS New Discovery IC	202	275
MFS New Discovery SC	6,487	9,560
MFS Research IC	716	1,255
MFS Research SC	830	867
MFS Total Return IC	2,218	4,341
MFS Total Return SC	5,900	9,959
MFS Utilities IC	421	488
MFS Utilities SC	3,905	7,260
MFS VIT Total Return Bond SC	24,486	74,176
MFS VIT Value SC	25,799	35,072
MFS VIT II Emerging Markets Equity SC	19	103
MFS VIT II International Value SC	1,342	5,514
MFS VIT II MA Investors Growth Stock Portfolio IC	252	531
MFS VIT II MA Investors Growth Stock Portfolio SC	6,272	7,645
Oppenheimer Capital Appreciation Fund/VA	996	1,338
Oppenheimer Capital Appreciation Fund/VA SC	47,325	33,023
Oppenheimer Discovery Mid Cap Growth Fund/VA	213	382
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	181	197
Oppenheimer Global Fund/VA	796	1,007
Oppenheimer Global Fund/VA SC	149,181	29,854
Oppenheimer Global Strategic Income Fund/VA	895	2,489
Oppenheimer Global Strategic Income Fund/VA SC	25,675	47,661
Oppenheimer Government Money Fund/VA	1,211,398	3,267,617
Oppenheimer Main Street Fund/VA	1,433	2,285
Oppenheimer Main Street Fund/VA SC	61,692	20,397
PIMCO VIT All Asset Advisor	8,007	583
PIMCO VIT Global Diversified Allocation Portfolio	1,036	680
PIMCO VIT Long-Term US Government Advisor	9,626	9,494
PIMCO VIT Low Duration Advisor	42,195	12,256
PIMCO VIT Real Return Advisor	20,256	38,512
PIMCO VIT Short-Term Advisor	15,213	12,990
PIMCO VIT Total Return Advisor	77,030	88,723
Protective Life Dynamic Allocation Series Portfolio - Conservative	10,613	2,318
Protective Life Dynamic Allocation Series Portfolio — Growth	18,002	618
Protective Life Dynamic Allocation Series Portfolio — Moderate	27,919	3,685
QS Legg Mason Dynamic Multi-Strategy VIT II	5,102	11,105
Royce Capital Fund Micro-Cap SC	17,035	7,486
Royce Capital Fund Small-Cap SC	329,344	173,662
Rydex Commodities Strategy	1	1
Rydex Inverse Government Long Bond	1	1
Templeton Developing Markets VIP CL 2	10,458	2,819
Templeton Foreign VIP CL 2	30,413	16,687
Templeton Global Bond VIP Fund CL 2	23,081	34,782
Templeton Growth VIP CL 2	35,214	23,396
UIF Global Real Estate II	1,360	1,969
VanEck Global Hard Asset	39	11

FSA-68

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights

Protective Life sells a number of variable annuity products that are funded by the Separate Account.  These products have unique combinations of features and fees that are charged against the contract owner’s account.  Differences in the fee structures result in a variety of unit values, expense ratios and total returns.  The following tables were developed by determining which products offered by Protective Life and funded by the Separate Account have the highest and lowest expense ratios.  The summaries may not reflect or directly equate to the minimum and maximum contract charges offered by Protective Life, as contract owners may not have selected all available and applicable contract options for or during the periods presented.

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2016, were as follows:

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

American Funds Asset Allocation Class 2
2016	4,365	$16.05	$22.45	$77,786	1.70%	0.60%	1.70%	7.56%	8.76%
2015	3,745	14.85	20.68	63,311	1.63%	0.60%	1.70%	-0.32%	0.79%
2014	3,928	14.81	20.56	66,817	1.45%	0.60%	1.70%	3.61%	4.76%
2013	4,306	14.18	19.67	70,370	1.43%	0.60%	1.70%	21.59%	22.95%
2012	4,798	11.57	16.03	64,202	1.94%	0.60%	1.70%	14.21%	15.49%
American Funds Asset Allocation Class 4
2016	226	10.53	10.53	2,384	1.96%	1.30%	1.30%	7.75%	7.75%
2015	72	9.77	9.77	708	2.37%	1.30%	1.30%	-0.18%	-0.18%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 2
2016	644	11.06	11.06	7,126	2.63%	0.90%	0.90%	17.64%	17.64%
2015	247	9.41	9.41	2,320	3.11%	0.90%	0.90%	-2.97%	-2.97%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 4
2016	69	10.96	10.96	761	2.74%	1.30%	1.30%	16.96%	16.96%
2015	23	9.37	9.37	218	2.92%	1.30%	1.30%	-3.25%	-3.25%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth Class 2
2016	4,188	9.62	9.62	40,296	1.29%	0.90%	0.90%	-0.28%	-0.28%
2015	1,000	9.65	9.65	9,654	1.43%	0.90%	0.90%	-1.22%	-1.22%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth Class 4
2016	505	9.52	9.52	4,804	0.94%	1.30%	1.30%	-0.93%	-0.93%
2015	166	9.61	9.61	1,593	1.43%	1.30%	1.30%	-1.56%	-1.56%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Small Capitalization Class 2
2016	59	8.96	8.96	525	0.40%	0.90%	0.90%	1.18%	1.18%
2015	14	8.85	8.85	123	0.00%	0.90%	0.90%	-12.31%	-12.31%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

FSA-69

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

American Funds Global Small Capitalization Class 4
2016	6	$8.86	$8.86	$50	0.17%	1.30%	1.30%	0.53%	0.53%
2015	1	8.81	8.81	9	0.00%	1.30%	1.30%	-12.62%	-12.62%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth Class 2
2016	467	10.81	10.81	5,044	1.01%	0.90%	0.90%	8.51%	8.51%
2015	168	9.96	9.96	1,669	0.90%	0.90%	0.90%	0.92%	0.92%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth Class 4
2016	35	10.70	10.70	378	0.68%	1.30%	1.30%	7.80%	7.80%
2015	21	9.92	9.92	211	0.73%	1.30%	1.30%	0.59%	0.59%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds International Class 2
2016	132	8.91	8.91	1,179	1.95%	0.90%	0.90%	2.60%	2.60%
2015	48	8.69	8.69	420	2.19%	0.90%	0.90%	-10.14%	-10.14%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds International Class 4
2016	0	8.82	8.82	4	1.27%	1.30%	1.30%	1.88%	1.88%
2015	0	8.65	8.65	4	2.40%	1.30%	1.30%	-10.43%	-10.43%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds New World Class 2
2016	107	9.47	9.47	1,012	1.13%	0.90%	0.90%	4.31%	4.31%
2015	29	9.08	9.08	261	0.45%	0.90%	0.90%	-6.63%	-6.63%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds New World Class 4
2016	5	9.37	9.37	46	1.23%	1.30%	1.30%	3.68%	3.68%
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Calvert VP SRI Balanced
2016	62	17.41	20.96	1,267	1.76%	0.85%	1.80%	5.92%	6.94%
2015	71	16.28	19.28	1,351	0.11%	0.70%	1.80%	-3.95%	-2.88%
2014	76	16.79	20.37	1,498	1.40%	0.70%	1.80%	7.63%	8.83%
2013	94	15.45	18.82	1,730	1.00%	0.70%	1.80%	15.88%	17.18%
2012	109	13.20	16.15	1,710	1.11%	0.70%	1.80%	8.52%	9.74%
ClearBridge Variable Mid Cap Portfolio Cl II (a)
2016	3,693	16.11	22.67	69,891	0.42%	0.60%	1.75%	7.21%	8.46%
2015	2,038	15.02	20.90	37,265	0.08%	0.60%	1.75%	0.20%	1.38%
2014	3,376	14.99	20.61	59,161	0.09%	0.60%	1.75%	5.94%	7.18%
2013	3,451	14.15	19.23	56,901	0.06%	0.60%	1.75%	34.66%	36.23%
2012	2,844	10.51	14.12	35,819	0.88%	0.60%	1.75%	15.55%	16.90%
ClearBridge Variable Small Cap Growth II
2016	743	15.88	23.34	14,160	0.00%	0.60%	1.75%	3.70%	4.91%
2015	455	15.31	22.25	8,768	0.00%	0.60%	1.75%	-6.26%	-5.17%
2014	600	16.34	23.46	11,731	0.00%	0.60%	1.75%	1.97%	3.16%
2013	585	16.02	22.74	11,118	0.05%	0.60%	1.75%	44.06%	45.74%
2012	350	11.12	15.55	4,773	0.14%	0.60%	1.75%	16.88%	18.13%
Fidelity Contrafund Portfolio SC2
2016	15,143	15.57	26.94	282,691	0.73%	0.60%	1.75%	5.85%	7.09%
2015	9,961	14.71	25.20	184,377	0.78%	0.60%	1.75%	-1.34%	-0.19%
2014	14,617	14.91	25.30	261,613	0.75%	0.60%	1.75%	9.70%	10.99%
2013	15,209	13.59	22.84	248,636	0.87%	0.60%	1.75%	28.67%	30.17%
2012	13,169	10.56	17.59	172,073	1.29%	0.60%	1.75%	14.11%	15.44%

FSA-70

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Fidelity Equity Income SC2
2016	401	$15.27	$27.09	$8,015	2.04%	0.60%	1.65%	15.78%	17.01%
2015	448	13.19	23.20	7,771	2.84%	0.60%	1.65%	-5.82%	-4.81%
2014	511	14.01	24.42	9,403	2.46%	0.60%	1.65%	6.69%	7.83%
2013	616	13.13	22.70	10,492	2.21%	0.60%	1.65%	25.72%	27.06%
2012	723	10.44	17.90	9,705	2.81%	0.60%	1.65%	15.12%	16.35%
Fidelity Freedom Fund - 2015 Maturity SC2
2016	67	13.05	18.55	1,011	1.24%	0.60%	1.65%	3.84%	4.95%
2015	71	12.56	17.72	1,047	1.77%	0.60%	1.65%	-2.15%	-1.10%
2014	60	12.84	17.95	889	1.26%	0.60%	1.65%	2.73%	3.83%
2013	77	12.50	17.32	1,081	1.59%	0.70%	1.65%	12.22%	13.31%
2012	83	11.14	15.30	1,005	1.69%	0.70%	1.65%	10.06%	11.12%
Fidelity Freedom Fund - 2020 Maturity SC2
2016	125	13.00	19.84	2,079	1.27%	0.60%	1.65%	4.06%	5.17%
2015	133	12.49	18.90	2,097	1.70%	0.60%	1.65%	-2.10%	-1.06%
2014	123	12.76	19.14	1,963	1.37%	0.60%	1.65%	2.87%	3.97%
2013	118	12.41	18.45	1,847	1.48%	0.60%	1.65%	13.73%	14.94%
2012	134	10.91	16.09	1,803	1.82%	0.60%	1.65%	11.20%	12.39%
Fidelity Growth Portfolio SC2
2016	120	16.88	28.24	2,464	0.00%	0.70%	1.65%	-1.10%	-0.15%
2015	147	17.07	28.31	2,962	0.03%	0.60%	1.65%	5.14%	6.26%
2014	169	16.24	26.69	3,191	0.00%	0.60%	1.65%	9.18%	10.35%
2013	187	14.87	24.24	3,295	0.05%	0.70%	1.65%	33.76%	35.05%
2012	198	11.12	17.97	2,576	0.35%	0.70%	1.65%	12.51%	13.71%
Fidelity Index 500 Portfolio SC2
2016	25,061	17.22	28.40	474,690	1.74%	0.60%	1.75%	9.64%	10.91%
2015	13,418	15.71	25.66	231,506	2.73%	0.60%	1.75%	-0.68%	0.48%
2014	7,798	15.82	25.59	135,088	2.18%	0.60%	1.75%	11.31%	12.61%
2013	4,456	14.21	22.77	70,003	1.75%	0.60%	1.75%	29.60%	31.12%
2012	3,870	10.96	17.40	47,691	2.07%	0.60%	1.75%	13.61%	14.94%
Fidelity Investment Grade Bonds SC2
2016	20,125	10.60	14.92	242,133	2.46%	0.60%	1.75%	2.66%	3.85%
2015	16,489	10.33	14.38	195,844	2.67%	0.60%	1.75%	-2.58%	-1.44%
2014	12,716	10.60	14.65	159,057	2.01%	0.60%	1.75%	3.77%	4.98%
2013	12,506	10.22	14.02	151,144	2.30%	0.60%	1.75%	-3.78%	-2.65%
2012	10,376	10.60	14.47	133,280	2.44%	0.60%	1.75%	3.75%	4.97%
Fidelity Mid Cap SC2
2016	18,819	14.74	29.88	342,992	0.40%	0.60%	1.75%	9.97%	11.25%
2015	9,433	13.40	26.98	170,667	0.20%	0.60%	1.75%	-3.35%	-2.22%
2014	19,006	13.87	27.71	324,649	0.02%	0.60%	1.75%	4.18%	5.40%
2013	18,745	13.31	26.41	308,715	0.30%	0.60%	1.75%	33.50%	35.06%
2012	14,980	9.97	19.65	194,319	0.53%	0.60%	1.75%	12.56%	13.87%
Franklin Flex Cap Growth VIP CL 2
2016	1,453	13.68	22.39	23,108	0.00%	0.60%	1.75%	-4.58%	-3.47%
2015	1,116	14.34	23.24	18,971	0.00%	0.60%	1.75%	2.54%	3.74%
2014	1,263	13.99	22.45	20,782	0.00%	0.60%	1.75%	4.25%	5.47%
2013	1,395	13.42	21.33	21,883	0.00%	0.60%	1.75%	35.08%	36.66%
2012	1,289	9.93	15.64	15,148	0.00%	0.60%	1.75%	7.35%	8.61%
Franklin Income VIP CL 2
2016	15,126	12.56	20.83	233,837	5.60%	0.60%	1.75%	12.04%	13.34%
2015	10,486	11.21	18.42	150,657	4.95%	0.60%	1.75%	-8.68%	-7.61%
2014	11,175	12.27	19.98	175,785	5.08%	0.60%	1.75%	2.79%	3.99%
2013	16,684	11.94	19.25	244,491	6.40%	0.60%	1.75%	11.95%	13.26%
2012	14,380	10.66	17.03	193,499	6.33%	0.60%	1.75%	10.68%	11.98%
Franklin Mutual Shares VIP CL 2
2016	46,777	14.63	23.75	775,502	2.36%	0.60%	1.75%	14.04%	15.36%
2015	33,349	12.82	20.63	484,637	2.96%	0.60%	1.75%	-6.60%	-5.51%
2014	47,438	13.71	21.87	728,537	2.04%	0.60%	1.75%	5.25%	6.48%
2013	51,645	13.01	20.58	747,537	2.13%	0.60%	1.75%	26.02%	27.49%
2012	48,673	10.32	16.18	557,517	2.18%	0.60%	1.75%	12.24%	13.56%
Franklin Rising Dividend VIP CL 2
2016	20,344	16.35	27.00	375,007	1.69%	0.60%	1.75%	14.02%	15.35%
2015	13,637	14.34	23.46	228,798	1.70%	0.60%	1.75%	-5.33%	-4.23%
2014	21,975	15.15	24.54	374,563	1.34%	0.60%	1.75%	6.82%	8.07%
2013	23,222	14.18	22.76	369,882	1.58%	0.60%	1.75%	27.42%	28.91%
2012	20,911	11.13	17.69	265,972	1.58%	0.60%	1.75%	10.00%	11.29%

FSA-71

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Franklin Small Cap Value VIP CL 2
2016	2,824	$17.31	$23.59	$58,900	0.87%	0.60%	1.75%	27.92%	29.41%
2015	2,388	13.53	18.23	40,092	0.75%	0.60%	1.75%	-9.01%	-7.94%
2014	2,608	14.87	19.80	47,346	0.63%	0.60%	1.75%	-1.19%	-0.03%
2013	3,103	15.05	19.81	55,983	1.31%	0.60%	1.75%	33.86%	35.42%
2012	3,283	11.24	14.63	44,387	0.78%	0.60%	1.75%	16.31%	17.68%
Franklin Small-Mid Cap Growth VIP CL 2
2016	1,854	14.04	26.35	31,042	0.00%	0.60%	1.75%	2.35%	3.55%
2015	1,078	13.71	25.50	18,593	0.00%	0.60%	1.75%	-4.36%	-3.24%
2014	1,612	14.34	26.40	27,779	0.00%	0.60%	1.75%	5.59%	6.83%
2013	1,656	13.58	24.77	27,080	0.00%	0.60%	1.75%	35.74%	37.33%
2012	1,496	10.00	18.07	18,474	0.00%	0.60%	1.75%	8.91%	10.19%
Franklin US Government Securities VIP CL 2
2016	49,314	9.73	12.77	534,483	2.50%	0.60%	1.75%	-1.09%	0.06%
2015	50,826	9.83	12.76	553,686	2.58%	0.60%	1.75%	-1.28%	-0.13%
2014	57,003	9.96	12.78	623,015	2.66%	0.60%	1.75%	1.58%	2.76%
2013	51,869	9.81	12.44	560,230	2.77%	0.60%	1.75%	-3.95%	-2.82%
2012	37,852	10.19	12.80	434,100	2.55%	0.60%	1.75%	0.10%	1.27%
Goldman Sachs Global Trends Allocation SC (a)
2016	676	10.20	10.70	7,165	0.29%	1.00%	1.75%	2.52%	3.30%
2015	660	9.87	10.39	6,835	0.11%	1.00%	1.75%	-7.46%	-6.76%
2014	399	10.59	11.17	4,444	0.04%	1.00%	1.75%	2.13%	2.91%
2013	300	10.85	10.89	3,266	0.11%	1.00%	1.75%	3.73%	4.04%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Goldman Sachs Large Cap Value
2016	1,796	18.98	36.44	49,161	2.02%	0.60%	1.80%	9.58%	10.91%
2015	2,092	17.20	33.07	51,988	1.35%	0.60%	1.80%	-6.13%	-4.99%
2014	2,441	18.20	35.04	64,132	1.29%	0.60%	1.80%	10.91%	12.26%
2013	3,077	16.29	31.42	71,661	1.15%	0.60%	1.80%	30.84%	32.43%
2012	3,810	12.36	23.88	66,725	1.32%	0.60%	1.80%	16.98%	18.41%
Goldman Sachs Large Cap Value Fund SC
2016	8,615	13.91	23.65	138,956	1.86%	0.70%	1.75%	9.34%	10.51%
2015	9,046	12.69	21.42	131,778	1.08%	0.70%	1.75%	-6.25%	-5.25%
2014	10,963	13.51	22.63	170,959	1.07%	0.70%	1.75%	10.64%	11.82%
2013	13,006	12.19	20.26	181,863	0.93%	0.70%	1.75%	30.61%	32.00%
2012	15,251	9.31	15.36	162,251	1.18%	0.70%	1.75%	16.74%	17.99%
Goldman Sachs Mid Cap Value
2016	266	25.04	28.95	7,291	1.29%	0.60%	1.80%	11.50%	12.85%
2015	302	22.45	25.68	7,363	0.38%	0.60%	1.80%	-10.87%	-9.79%
2014	357	25.19	28.49	9,659	0.94%	0.60%	1.80%	11.53%	12.89%
2013	447	22.59	25.27	10,787	0.78%	0.60%	1.80%	30.51%	32.10%
2012	567	17.31	19.15	10,377	1.06%	0.60%	1.80%	16.33%	17.76%
Goldman Sachs Mid Cap Value SC
2016	10,308	11.87	18.09	172,499	1.51%	0.70%	1.75%	11.30%	12.49%
2015	4,977	10.59	16.08	76,265	0.08%	0.70%	1.75%	-11.11%	-10.16%
2014	9,078	11.82	17.90	152,268	0.79%	0.70%	1.75%	11.31%	12.49%
2013	9,374	10.54	15.91	140,981	0.66%	0.70%	1.75%	30.24%	31.63%
2012	7,795	10.50	12.09	90,337	1.27%	0.70%	1.75%	16.12%	17.36%
Goldman Sachs Small Cap Equity Insights
2016	620	20.32	51.69	27,860	1.09%	0.60%	1.80%	20.99%	22.46%
2015	712	16.78	42.48	26,200	0.28%	0.60%	1.80%	-3.89%	-2.71%
2014	839	17.44	43.95	31,751	0.73%	0.60%	1.80%	5.01%	6.29%
2013	1,013	16.59	41.63	36,164	0.94%	0.60%	1.80%	33.19%	34.81%
2012	1,245	12.44	31.08	32,802	1.10%	0.60%	1.80%	10.80%	12.15%
Goldman Sachs Small Cap Equity Insights SC
2016	871	20.50	33.22	19,370	0.85%	0.70%	1.65%	20.97%	22.13%
2015	1,030	16.93	27.22	18,749	0.03%	0.70%	1.65%	-4.10%	-3.18%
2014	1,227	17.64	28.14	23,079	0.50%	0.70%	1.65%	4.93%	5.94%
2013	1,426	16.79	26.59	25,339	0.70%	0.70%	1.65%	33.15%	34.44%
2012	1,679	12.60	19.80	22,221	0.91%	0.70%	1.65%	10.65%	11.72%
Goldman Sachs Strategic Growth
2016	1,136	17.53	39.64	30,335	0.58%	0.60%	1.80%	0.15%	1.37%
2015	1,322	17.38	39.36	35,156	0.34%	0.60%	1.80%	1.54%	2.78%
2014	1,565	16.99	38.55	40,289	0.35%	0.60%	1.80%	11.60%	12.96%
2013	1,941	15.12	34.35	43,705	0.39%	0.60%	1.80%	30.04%	31.63%
2012	2,339	11.54	26.27	39,692	0.64%	0.60%	1.80%	17.73%	19.17%

FSA-72

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Goldman Sachs Strategic Growth SC
2016	9,897	$12.46	$26.14	$180,526	0.42%	0.70%	1.75%	-0.08%	0.98%
2015	8,563	12.38	25.91	157,352	0.11%	0.70%	1.75%	1.34%	2.42%
2014	9,760	12.12	25.33	176,080	0.12%	0.70%	1.75%	11.40%	12.59%
2013	10,537	10.80	22.52	171,088	0.17%	0.70%	1.75%	29.69%	31.08%
2012	9,355	11.05	17.20	118,718	0.54%	0.70%	1.75%	17.53%	18.79%
Goldman Sachs Strategic International Equity
2016	1,888	11.32	18.93	27,037	1.97%	0.60%	1.80%	-4.47%	-3.31%
2015	2,072	11.76	19.71	30,990	1.66%	0.60%	1.80%	-0.76%	0.45%
2014	2,381	11.77	19.75	35,657	3.41%	0.60%	1.80%	-9.20%	-8.10%
2013	2,830	12.87	21.63	46,308	1.76%	0.60%	1.80%	21.97%	23.46%
2012	3,409	10.48	17.64	45,279	2.03%	0.60%	1.80%	19.05%	20.51%
Goldman Sachs Strategic International Equity SC
2016	4,578	8.67	16.27	44,909	1.78%	0.70%	1.75%	-4.56%	-3.54%
2015	4,695	9.07	16.88	47,866	1.46%	0.70%	1.75%	-0.99%	0.07%
2014	5,049	9.14	16.89	51,151	3.23%	0.70%	1.75%	-9.31%	-8.35%
2013	5,641	10.06	18.44	62,577	1.57%	0.70%	1.75%	21.56%	22.86%
2012	6,356	8.26	15.03	57,154	1.91%	0.70%	1.75%	18.77%	20.04%
Goldman Sachs US Equity Insights
2016	751	18.61	48.99	30,113	1.24%	0.60%	1.80%	8.75%	10.07%
2015	866	16.99	44.80	31,838	1.29%	0.60%	1.80%	-1.99%	-0.79%
2014	1,010	17.22	45.46	37,542	1.34%	0.60%	1.80%	14.27%	15.67%
2013	1,224	14.96	39.56	38,914	1.08%	0.60%	1.80%	35.05%	36.69%
2012	1,493	11.00	29.13	34,702	1.70%	0.60%	1.80%	12.40%	13.77%
Goldman Sachs US Equity Insights SC
2016	25	17.81	28.58	601	1.00%	0.70%	1.65%	8.66%	9.70%
2015	30	16.30	26.08	670	1.07%	0.70%	1.65%	-2.05%	-1.10%
2014	38	15.98	26.40	852	1.08%	0.70%	1.65%	14.27%	15.37%
2013	46	13.97	22.91	891	0.84%	0.70%	1.65%	34.97%	36.27%
2012	53	10.34	16.83	775	1.49%	0.70%	1.65%	12.26%	13.34%
Goldman Sachs VIT Core Fixed Income SC (c)
2016	2,377	10.08	10.15	24,074	2.26%	0.90%	1.30%	1.37%	1.78%
2015	1,109	9.94	9.97	11,044	0.84%	0.90%	1.30%	-0.18%	0.02%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Goldman Sachs VIT Growth Opportunities SC
2016	3,435	14.50	20.19	62,844	0.00%	0.60%	1.75%	-0.35%	0.81%
2015	3,268	14.55	20.03	60,353	0.00%	0.60%	1.75%	-6.86%	-5.77%
2014	3,885	15.62	21.26	75,575	0.00%	0.60%	1.75%	9.16%	10.43%
2013	4,245	14.31	19.25	75,402	0.00%	0.60%	1.75%	29.89%	31.40%
2012	4,768	11.02	14.65	65,143	0.00%	0.60%	1.75%	17.34%	18.71%
Guggenheim Floating Rate Strategies (Series F)
2016	321	11.01	11.01	3,535	5.07%	1.00%	1.00%	7.48%	7.48%
2015	159	10.25	10.25	1,627	1.89%	1.00%	1.00%	-0.28%	-0.28%
2014	53	10.28	10.28	547	0.00%	1.00%	1.00%	1.36%	1.36%
2013	8	10.14	10.14	84	0.00%	1.00%	1.00%	0.71%	0.71%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Guggenheim Global Managed Futures Strategy
2016	37	9.64	9.64	361	4.26%	1.00%	1.00%	-15.61%	-15.61%
2015	30	11.42	11.42	345	2.38%	1.00%	1.00%	-2.53%	-2.53%
2014	14	11.72	11.72	165	0.00%	1.00%	1.00%	10.96%	10.96%
2013	0	0.00	0.00	0%		1.00%	1.00%	%	%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Guggenheim Long Short Equity
2016	28	10.75	10.75	299	0.00%	1.00%	1.00%	-0.35%	-0.35%
2015	22	10.79	10.79	238	0.00%	1.00%	1.00%	0.25%	0.25%
2014	5	10.76	10.76	52	0.00%	1.00%	1.00%	1.77%	1.77%
2013	0	0.00	0.00	0%		1.00%	1.00%	%	%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Guggenheim Macro Opportunities Strategies (Series M) (e)
2016	—	10.68	10.68	—	7.16%	1.00%	1.00%	N/A	N/A
2015	12	10.50	10.50	131	3.29%	1.00%	1.00%	-1.30%	-1.30%
2014	0	10.64	10.64	4	0.00%	1.00%	1.00%	4.30%	4.30%
2013	0	0.00	0.00	0%		1.00%	1.00%	%	%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

FSA-73

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Guggenheim Multi-Hedge Strategies
2016	70	$10.43	$10.43	$730	0.10%	1.00%	1.00%	-1.48%	-1.48%
2015	59	10.58	10.58	624	0.69%	1.00%	1.00%	0.83%	0.83%
2014	17	10.50	10.50	182	0.00%	1.00%	1.00%	3.61%	3.61%
2013	0	0.00	0.00	0%		1.00%	1.00%	%	%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco VI American Franchise I
2016	622	8.09	9.48	5,417	0.00%	0.70%	1.65%	0.59%	1.55%
2015	701	8.04	9.34	6,035	0.00%	0.70%	1.65%	3.28%	4.27%
2014	756	7.79	8.95	6,276	0.04%	0.70%	1.65%	6.65%	7.68%
2013	902	7.15	8.32	6,990	0.43%	0.70%	1.65%	37.62%	39.16%
2012	1,087	5.20	5.98	6,077	0.00%	0.70%	1.80%	11.68%	12.93%
Invesco VI American Franchise II
2016	254	7.82	28.02	2,947	0.00%	0.60%	1.70%	0.29%	1.41%
2015	273	7.80	27.69	3,191	0.00%	0.60%	1.70%	2.97%	4.12%
2014	338	7.57	26.65	3,775	0.00%	0.60%	1.70%	6.33%	7.52%
2013	415	7.11	24.83	4,326	0.25%	0.60%	1.70%	37.42%	38.96%
2012	478	5.17	17.91	3,604	0.00%	0.60%	1.70%	11.47%	12.72%
Invesco VI American Value II
2016	4,624	15.69	22.09	82,200	0.16%	0.60%	1.75%	13.21%	14.53%
2015	1,769	13.86	19.29	27,984	0.00%	0.60%	1.75%	-10.94%	-9.90%
2014	4,498	15.56	21.41	78,129	0.22%	0.60%	1.75%	7.56%	8.82%
2013	3,499	14.46	19.67	56,182	0.65%	0.60%	1.75%	31.59%	33.13%
2012	1,638	10.99	14.78	19,958	0.99%	0.60%	1.75%	15.03%	16.37%
Invesco VI Balanced Risk Allocation II
2016	6,510	11.94	14.99	85,098	0.20%	0.60%	1.75%	9.57%	10.85%
2015	6,359	10.90	13.52	75,614	4.12%	0.60%	1.75%	-6.07%	-4.97%
2014	5,478	11.60	14.23	69,261	0.00%	0.60%	1.75%	3.86%	5.08%
2013	5,776	11.17	13.54	70,321	1.77%	0.60%	1.75%	-0.35%	0.81%
2012	2,710	11.21	13.43	33,209	1.13%	0.60%	1.75%	8.70%	9.97%
Invesco VI Comstock I
2016	1,053	25.91	31.14	30,040	1.49%	0.70%	1.80%	15.20%	16.48%
2015	1,196	22.49	26.74	29,440	1.91%	0.70%	1.80%	-7.67%	-6.64%
2014	1,439	24.36	28.64	38,137	1.28%	0.70%	1.80%	7.42%	8.62%
2013	1,762	22.68	26.37	43,225	1.62%	0.70%	1.80%	33.53%	35.02%
2012	2,131	16.98	19.53	38,914	1.67%	0.70%	1.80%	17.08%	18.40%
Invesco VI Comstock II
2016	7,926	16.57	30.09	195,282	1.35%	0.60%	1.80%	14.89%	16.29%
2015	7,016	14.41	25.90	158,849	1.57%	0.60%	1.80%	-7.88%	-6.76%
2014	8,915	15.64	27.81	208,968	1.08%	0.60%	1.80%	7.14%	8.45%
2013	10,091	14.59	25.67	221,495	1.41%	0.60%	1.80%	33.22%	34.84%
2012	11,269	10.95	19.05	187,839	1.54%	0.60%	1.80%	16.78%	18.21%
Invesco VI Equity and Income II
2016	14,912	14.95	25.85	285,668	1.96%	0.60%	1.80%	12.78%	14.15%
2015	8,804	13.25	22.67	164,487	1.96%	0.60%	1.80%	-4.34%	-3.17%
2014	13,005	13.85	23.43	239,404	1.59%	0.60%	1.80%	6.81%	8.12%
2013	13,487	12.96	21.70	236,068	1.54%	0.60%	1.80%	22.64%	24.14%
2012	11,924	10.56	17.50	178,328	1.87%	0.60%	1.80%	10.36%	11.71%
Invesco VI Global Real Estate II
2016	196	10.70	12.76	2,438	9.62%	0.90%	1.75%	0.04%	0.90%
2015	238	10.61	12.65	2,960	1.35%	0.90%	1.75%	-3.46%	-2.63%
2014	1,013	10.91	12.99	12,807	1.55%	0.90%	1.75%	12.35%	13.31%
2013	689	9.64	11.46	7,841	4.56%	0.90%	1.75%	0.65%	1.52%
2012	288	11.22	11.29	3,240	0.52%	0.90%	1.75%	10.27%	10.27%
Invesco VI Government Securities II
2016	11,744	9.95	10.86	122,902	1.94%	0.60%	1.80%	-0.81%	0.40%
2015	9,206	10.02	10.82	97,513	1.87%	0.60%	1.80%	-1.74%	-0.54%
2014	9,174	10.20	10.87	98,609	2.84%	0.60%	1.80%	2.01%	3.26%
2013	10,105	9.90	10.53	105,537	3.31%	0.60%	1.80%	-4.60%	-3.44%
2012	10,070	10.29	10.91	109,216	2.96%	0.60%	1.80%	0.38%	1.60%
Invesco VI Growth & Income I
2016	1,343	23.60	28.37	34,809	1.07%	0.70%	1.80%	17.55%	18.86%
2015	1,553	20.08	23.87	34,050	2.88%	0.70%	1.80%	-4.81%	-3.74%
2014	1,819	21.09	24.79	41,653	1.72%	0.70%	1.80%	8.30%	9.51%
2013	2,207	19.47	22.64	46,452	1.44%	0.70%	1.80%	31.67%	33.14%
2012	2,685	14.79	17.00	42,678	1.47%	0.70%	1.80%	12.57%	13.83%

FSA-74

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Invesco VI Growth & Income II
2016	37,951	$16.87	$27.40	$789,350	1.09%	0.60%	1.80%	17.29%	18.72%
2015	21,433	14.37	23.10	411,587	2.13%	0.60%	1.80%	-5.05%	-3.89%
2014	33,462	15.13	24.06	636,165	1.52%	0.60%	1.80%	7.99%	9.31%
2013	34,383	14.00	22.04	609,926	1.31%	0.60%	1.80%	31.36%	32.97%
2012	30,129	10.65	16.59	423,938	1.42%	0.60%	1.80%	12.29%	13.66%
Invesco VI International Growth II
2016	2,950	10.60	11.49	33,638	2.74%	0.60%	1.65%	-2.33%	-1.29%
2015	3,057	10.85	11.68	35,435	1.13%	0.60%	1.65%	-4.22%	-3.20%
2014	4,943	11.33	12.10	59,535	1.66%	0.60%	1.65%	-1.56%	-0.51%
2013	6,677	11.51	12.20	81,151	1.26%	0.60%	1.75%	16.64%	18.01%
2012	2,971	9.86	10.37	30,583	1.88%	0.60%	1.75%	13.35%	14.56%
Invesco VI Mid-Cap Growth II
2016	2,245	8.30	26.73	36,819	0.00%	0.60%	1.80%	-1.23%	-0.03%
2015	1,904	8.40	26.79	32,590	0.00%	0.60%	1.80%	-0.77%	0.44%
2014	2,329	8.47	26.72	40,027	0.00%	0.60%	1.80%	5.76%	7.05%
2013	2,627	8.01	25.02	42,639	0.22%	0.60%	1.80%	34.15%	35.78%
2012	2,764	5.97	18.46	33,382	0.00%	0.60%	1.80%	9.62%	10.96%
Invesco VI Small Cap Equity II
2016	1,029	11.22	14.31	14,323	0.00%	0.90%	1.75%	9.89%	10.84%
2015	405	10.14	12.91	5,206	0.00%	0.90%	1.30%	-6.97%	-6.59%
2014	1,197	10.86	13.82	16,478	0.00%	0.90%	1.75%	0.30%	1.17%
2013	857	10.75	13.66	11,681	0.00%	0.90%	1.75%	34.69%	35.85%
2012	347	10.00	10.05	3,491	0.00%	0.90%	1.65%	1.85%	1.85%
Lord Abbett Bond Debenture VC
2016	39,558	12.59	25.62	649,430	4.52%	0.60%	1.80%	10.12%	11.46%
2015	41,371	11.42	23.01	618,733	4.38%	0.60%	1.80%	-3.30%	-2.12%
2014	35,674	11.81	23.53	574,288	4.77%	0.60%	1.80%	2.47%	3.72%
2013	34,180	11.52	22.71	546,338	5.45%	0.60%	1.80%	6.23%	7.52%
2012	26,020	10.84	21.14	419,231	6.46%	0.60%	1.80%	10.51%	11.86%
Lord Abbett Calibrated Dividend Growth VC
2016	4,818	15.80	29.39	97,491	2.20%	0.60%	1.80%	13.04%	14.41%
2015	2,179	13.97	25.72	44,923	1.76%	0.60%	1.80%	-3.89%	-2.72%
2014	2,240	14.53	26.46	49,855	1.62%	0.60%	1.80%	9.54%	10.87%
2013	2,707	13.26	23.89	55,197	1.64%	0.60%	1.80%	25.63%	27.16%
2012	2,726	10.55	18.81	46,058	2.88%	0.60%	1.80%	10.43%	11.78%
Lord Abbett Classic Stock VC
2016	1,812	15.17	23.00	31,046	1.22%	0.60%	1.75%	10.48%	11.77%
2015	1,206	13.72	20.62	18,978	0.85%	0.60%	1.75%	-2.64%	-1.50%
2014	1,597	14.07	20.98	25,074	0.70%	0.60%	1.75%	7.23%	8.49%
2013	1,727	13.11	19.38	25,161	1.07%	0.60%	1.75%	27.58%	29.07%
2012	1,445	10.26	15.04	16,718	1.36%	0.60%	1.75%	13.07%	14.40%
Lord Abbett Growth & Income VC
2016	4,486	15.80	24.80	91,339	1.42%	0.60%	1.80%	15.01%	16.41%
2015	5,041	13.73	21.35	88,967	1.13%	0.60%	1.80%	-4.61%	-3.45%
2014	6,108	14.39	22.15	111,740	0.65%	0.60%	1.80%	5.72%	7.01%
2013	7,519	13.60	20.74	129,041	0.54%	0.60%	1.80%	33.46%	35.08%
2012	9,154	10.19	15.39	116,738	0.94%	0.60%	1.80%	10.07%	11.41%
Lord Abbett Growth Opportunities VC
2016	4,371	13.63	27.77	78,729	0.00%	0.60%	1.75%	-0.53%	0.63%
2015	1,834	13.70	27.62	38,378	0.00%	0.60%	1.75%	0.93%	2.11%
2014	1,169	13.58	27.08	28,558	0.00%	0.60%	1.75%	4.22%	5.43%
2013	1,371	13.03	25.71	32,228	0.00%	0.60%	1.75%	34.68%	36.26%
2012	1,527	9.67	18.89	27,024	0.00%	0.60%	1.75%	12.10%	13.42%
Lord Abbett International Opportunities VC
2016	1,766	11.63	23.17	23,968	0.93%	0.60%	1.75%	-5.94%	-4.85%
2015	1,967	12.35	24.40	27,940	0.82%	0.60%	1.75%	9.15%	10.43%
2014	2,106	11.30	22.14	27,249	1.29%	0.60%	1.75%	-7.41%	-6.32%
2013	2,312	12.19	23.68	31,920	1.82%	0.60%	1.75%	29.40%	30.91%
2012	2,688	9.41	18.13	28,415	1.99%	0.60%	1.75%	18.27%	19.66%
Lord Abbett Mid Cap Stock VC
2016	3,226	15.42	28.33	73,435	0.50%	0.60%	1.80%	14.31%	15.70%
2015	3,258	13.49	24.54	66,034	0.55%	0.60%	1.80%	-5.52%	-4.36%
2014	3,911	14.27	25.71	83,064	0.42%	0.60%	1.80%	9.52%	10.86%
2013	4,624	13.02	23.24	89,509	0.40%	0.60%	1.80%	27.98%	29.54%
2012	5,491	10.17	17.98	83,001	0.64%	0.60%	1.80%	12.48%	13.86%

FSA-75

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Lord Abbett Series Fundamental Equity VC
2016	14,509	$15.11	$20.56	$254,780	1.49%	0.60%	1.75%	13.73%	15.05%
2015	7,825	13.29	17.87	125,147	0.87%	0.60%	1.75%	-5.13%	-4.02%
2014	13,829	14.01	18.62	223,533	0.45%	0.60%	1.75%	5.27%	6.50%
2013	14,463	13.31	17.49	221,856	0.26%	0.60%	1.75%	33.39%	34.94%
2012	11,852	9.98	12.96	138,428	0.72%	0.60%	1.75%	8.64%	9.92%
MFS Growth Series IC
2016	182	18.66	30.04	4,941	0.04%	0.70%	1.80%	0.61%	1.73%
2015	200	18.42	29.69	5,390	0.15%	0.70%	1.80%	5.63%	6.81%
2014	207	17.31	27.96	5,404	0.10%	0.70%	1.80%	6.99%	8.18%
2013	231	16.07	25.98	5,680	0.23%	0.70%	1.80%	34.39%	35.90%
2012	264	11.87	19.23	4,793	0.00%	0.70%	1.80%	15.27%	16.56%
MFS Growth Series SC
2016	2,207	16.45	29.04	47,069	0.00%	0.60%	1.80%	0.35%	1.57%
2015	2,820	16.38	28.78	58,065	0.00%	0.60%	1.80%	5.37%	6.66%
2014	7,240	15.54	27.16	130,103	0.00%	0.60%	1.80%	6.73%	8.03%
2013	6,350	14.55	25.30	107,814	0.13%	0.60%	1.80%	34.04%	35.68%
2012	3,971	10.85	18.77	52,121	0.00%	0.60%	1.80%	14.97%	16.37%
MFS Investors Growth Stock IC
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	0	N/A	N/A	0	1.58%	N/A	N/A	N/A	N/A
2014	215	10.53	12.38	2,420	0.52%	0.70%	1.80%	9.45%	10.67%
2013	253	9.62	11.18	2,590	0.61%	0.70%	1.80%	27.95%	29.38%
2012	311	7.52	8.64	2,473	0.44%	0.70%	1.80%	14.87%	16.15%
MFS Investors Growth Stock SC
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	0	N/A	N/A	0	1.01%	N/A	N/A	N/A	N/A
2014	5,398	10.23	24.62	68,200	0.29%	0.60%	1.80%	9.12%	10.45%
2013	6,217	9.37	22.33	70,891	0.42%	0.60%	1.80%	27.72%	29.27%
2012	7,067	7.34	17.31	62,304	0.22%	0.60%	1.80%	14.58%	15.98%
MFS Investors Trust IC
2016	310	18.63	24.74	7,227	0.83%	0.70%	1.80%	6.64%	7.83%
2015	361	17.35	23.07	7,853	0.91%	0.70%	1.80%	-1.58%	-0.48%
2014	408	17.50	22.31	8,995	0.92%	0.70%	1.80%	9.01%	10.23%
2013	474	15.94	21.26	9,554	1.08%	0.70%	1.80%	29.68%	31.13%
2012	570	12.21	16.31	8,814	0.87%	0.70%	1.80%	17.04%	18.35%
MFS Investors Trust SC
2016	3,293	15.97	25.01	66,205	0.55%	0.60%	1.80%	6.37%	7.67%
2015	3,743	15.01	23.28	70,030	0.81%	0.60%	1.80%	-1.84%	-0.65%
2014	10,844	15.28	23.48	191,030	0.80%	0.60%	1.80%	8.72%	10.05%
2013	10,053	14.05	21.38	163,257	1.03%	0.60%	1.80%	29.37%	30.95%
2012	6,817	10.86	16.36	88,846	0.77%	0.60%	1.80%	16.69%	18.12%
MFS New Discovery IC
2016	61	28.91	37.72	2,162	0.00%	0.70%	1.80%	7.10%	8.29%
2015	65	26.80	35.03	2,152	0.00%	0.70%	1.80%	-3.65%	-2.57%
2014	76	27.62	36.15	2,594	0.00%	0.70%	1.80%	-8.93%	-7.91%
2013	99	30.11	39.47	3,700	0.00%	0.70%	1.80%	38.98%	40.53%
2012	104	21.51	28.24	2,777	0.00%	0.70%	1.80%	19.04%	20.37%
MFS New Discovery SC
2016	2,710	12.92	36.45	73,384	0.00%	0.60%	1.80%	6.85%	8.15%
2015	2,943	12.09	33.92	73,525	0.00%	0.60%	1.80%	-3.90%	-2.73%
2014	3,853	12.57	35.11	94,951	0.00%	0.60%	1.80%	-9.16%	-8.05%
2013	7,089	13.83	38.43	158,400	0.00%	0.60%	1.80%	38.68%	40.37%
2012	5,712	9.97	27.56	102,423	0.00%	0.60%	1.80%	18.72%	20.17%
MFS Research IC
2016	244	20.40	26.00	6,023	0.76%	0.70%	1.80%	6.79%	7.98%
2015	293	18.92	24.21	6,708	0.74%	0.70%	1.80%	-1.01%	0.10%
2014	328	18.93	24.32	7,558	0.81%	0.70%	1.80%	8.22%	9.43%
2013	367	16.77	22.35	7,811	0.33%	0.70%	1.80%	29.91%	31.36%
2012	426	12.82	17.11	6,955	0.80%	0.70%	1.80%	15.16%	16.45%
MFS Research SC
2016	199	16.08	26.55	4,332	0.51%	0.60%	1.75%	6.60%	7.84%
2015	222	15.08	24.66	4,475	0.50%	0.60%	1.75%	-1.23%	-0.07%
2014	399	15.27	24.73	7,680	0.58%	0.60%	1.75%	8.01%	9.28%
2013	393	14.14	22.68	7,010	0.30%	0.60%	1.75%	29.69%	31.21%
2012	350	10.90	17.32	4,996	0.62%	0.60%	1.75%	14.86%	16.20%

FSA-76

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

MFS Total Return IC
2016	937	$23.01	$27.75	$24,341	2.83%	0.70%	1.80%	7.14%	8.33%
2015	1,067	21.33	25.75	25,781	2.60%	0.70%	1.80%	-2.16%	-1.07%
2014	1,212	21.64	26.18	29,780	1.84%	0.70%	1.80%	6.55%	7.74%
2013	1,463	20.17	24.43	33,548	1.75%	0.70%	1.80%	16.91%	18.21%
2012	1,726	17.31	20.78	33,710	2.71%	0.70%	1.80%	9.25%	10.48%
MFS Total Return SC
2016	3,118	13.81	26.82	64,933	2.64%	0.60%	1.80%	6.86%	8.16%
2015	3,476	12.91	24.96	67,343	2.44%	0.60%	1.80%	-2.37%	-1.18%
2014	5,578	13.22	25.42	102,488	1.69%	0.60%	1.80%	6.29%	7.59%
2013	5,936	12.43	23.78	104,046	1.66%	0.60%	1.80%	16.60%	18.03%
2012	5,764	10.65	20.28	89,702	2.54%	0.60%	1.80%	8.94%	10.27%
MFS Utilities IC
2016	92	32.76	35.79	3,190	4.09%	0.70%	1.65%	9.64%	10.69%
2015	99	29.72	32.51	3,118	4.19%	0.70%	1.65%	-15.93%	-15.12%
2014	137	35.15	38.51	5,090	2.09%	0.70%	1.65%	10.88%	11.94%
2013	153	31.53	34.59	5,123	2.26%	0.70%	1.80%	18.35%	19.67%
2012	182	26.45	29.07	5,131	6.51%	0.70%	1.80%	11.44%	12.69%
MFS Utilities SC
2016	1,461	12.78	34.58	34,249	3.68%	0.60%	1.75%	9.30%	10.57%
2015	1,694	11.69	31.48	35,747	2.86%	0.60%	1.75%	-16.25%	-15.27%
2014	3,801	13.96	37.40	78,284	1.92%	0.60%	1.80%	10.44%	11.79%
2013	4,035	12.64	33.67	75,165	2.21%	0.60%	1.80%	18.05%	19.49%
2012	3,099	10.70	28.36	57,793	6.67%	0.60%	1.80%	11.17%	12.53%
MFS VIT Total Return Bond SC
2016	44,680	10.76	12.69	522,176	3.19%	0.60%	1.75%	2.20%	3.39%
2015	50,020	10.52	12.27	567,063	3.28%	0.60%	1.75%	-2.32%	-1.18%
2014	64,834	10.77	12.42	741,457	2.76%	0.60%	1.75%	3.77%	4.99%
2013	58,361	10.38	11.83	642,579	1.16%	0.60%	1.75%	-3.01%	-1.88%
2012	41,750	10.71	12.05	477,297	2.76%	0.60%	1.75%	5.18%	6.41%
MFS VIT Value SC
2016	11,919	17.13	21.65	238,781	1.82%	0.60%	1.75%	11.79%	13.10%
2015	13,576	15.33	19.14	241,370	2.28%	0.60%	1.75%	-2.67%	-1.53%
2014	29,436	15.75	19.44	516,769	1.37%	0.60%	1.75%	8.28%	9.54%
2013	29,190	14.54	17.75	471,818	1.03%	0.60%	1.75%	33.23%	34.78%
2012	24,538	10.92	13.17	300,401	1.48%	0.60%	1.75%	13.85%	15.19%
MFS VIT II Emerging Markets Equity SC
2016	61	7.82	8.29	495	0.36%	0.90%	1.65%	7.25%	8.07%
2015	72	7.29	7.68	537	0.58%	0.90%	1.65%	-14.52%	-13.87%
2014	143	8.53	8.92	1,241	0.65%	0.90%	1.65%	-8.52%	-7.82%
2013	476	9.31	9.45	4,467	1.61%	0.90%	1.75%	-7.06%	-6.25%
2012	236	10.02	10.08	2,369	0.55%	0.90%	1.75%	2.95%	2.95%
MFS VIT II International Value SC
2016	1,817	11.36	14.51	26,343	1.08%	0.90%	1.30%	2.50%	2.91%
2015	2,166	11.05	14.10	30,515	2.73%	0.90%	1.30%	4.94%	5.36%
2014	6,677	10.50	13.38	89,173	2.05%	0.90%	1.75%	-0.63%	0.22%
2013	6,572	13.16	13.35	87,721	1.53%	0.90%	1.75%	25.41%	26.49%
2012	2,855	10.49	10.56	30,141	0.82%	0.90%	1.75%	5.91%	5.91%
MFS VIT II MA Investors Growth Stock IC
2016	157	10.22	10.43	1,615	0.56%	0.70%	1.80%	4.17%	5.34%
2015	202	9.82	9.90	1,987	1.08%	0.70%	1.80%	-3.72%	-2.91%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT II MA Investors Growth Stock SC
2016	4,476	10.19	10.41	46,366	0.38%	0.60%	1.80%	3.94%	5.21%
2015	5,131	9.80	9.90	50,659	1.07%	0.60%	1.80%	-3.95	-3.06
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Capital Appreciation Fund/VA
2016	299	17.98	26.38	7,236	0.40%	0.70%	1.80%	-3.96%	-2.88%
2015	343	18.59	27.31	8,632	0.09%	0.70%	1.80%	1.68%	2.82%
2014	397	18.16	26.71	9,817	0.44%	0.70%	1.80%	13.33%	14.60%
2013	464	15.91	23.44	10,032	0.99%	0.70%	1.80%	27.41%	28.83%
2012	542	12.40	18.29	9,139	0.66%	0.70%	1.80%	12.06%	13.32%

FSA-77

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Oppenheimer Capital Appreciation Fund/VA SC
2016	3,784	$14.64	$25.51	$66,252	0.07%	0.60%	1.80%	-4.18%	-3.01%
2015	3,174	15.27	26.47	58,337	0.00%	0.60%	1.80%	1.41%	2.65%
2014	2,119	15.05	25.96	40,005	0.18%	0.60%	1.80%	13.06%	14.44%
2013	2,395	13.30	22.83	39,883	0.75%	0.60%	1.80%	27.10%	28.65%
2012	2,598	10.46	17.86	33,999	0.39%	0.60%	1.80%	11.76%	13.12%
Oppenheimer Discovery Mid Cap Growth Fund/VA
2016	112	16.37	23.03	2,466	0.00%	0.70%	1.80%	0.50%	1.62%
2015	127	16.14	22.79	2,782	0.00%	0.70%	1.80%	4.69%	5.86%
2014	139	15.27	21.65	2,907	0.00%	0.70%	1.80%	3.88%	5.04%
2013	167	14.56	20.72	3,343	0.01%	0.70%	1.80%	33.54%	35.03%
2012	190	10.80	15.43	2,831	0.00%	0.70%	1.80%	14.35%	15.63%
Oppenheimer Discovery Mid Cap Growth Fund/VA SC
2016	42	15.19	28.71	852	0.00%	0.60%	1.80%	0.25%	1.47%
2015	46	15.05	28.35	919	0.00%	0.60%	1.80%	4.44%	5.71%
2014	54	14.31	26.87	1,012	0.00%	0.60%	1.80%	3.63%	4.89%
2013	57	13.71	25.67	1,024	0.00%	0.60%	1.80%	33.19%	34.81%
2012	64	10.22	19.08	876	0.00%	0.60%	1.80%	14.07%	15.47%
Oppenheimer Global Fund/VA
2016	243	28.95	36.42	8,199	1.01%	0.70%	1.80%	-1.71%	-0.62%
2015	266	29.25	36.85	9,090	1.33%	0.70%	1.80%	2.08%	3.22%
2014	306	28.45	35.90	10,207	1.10%	0.70%	1.80%	0.45%	1.58%
2013	365	28.12	35.54	12,082	1.36%	0.70%	1.80%	25.02%	26.42%
2012	435	22.34	28.27	11,429	2.15%	0.70%	1.80%	19.08%	20.42%
Oppenheimer Global Fund/VA SC
2016	17,359	12.97	35.25	371,521	0.61%	0.60%	1.80%	-1.95%	-0.75%
2015	10,419	13.22	35.75	269,963	1.32%	0.60%	1.80%	1.81%	3.05%
2014	16,067	12.98	34.92	362,251	0.88%	0.60%	1.80%	0.22%	1.44%
2013	17,940	12.95	34.65	399,020	1.17%	0.60%	1.80%	24.71%	26.23%
2012	17,305	10.38	27.63	325,895	1.92%	0.60%	1.80%	18.77%	20.22%
Oppenheimer Global Strategic Income Fund/VA
2016	552	20.14	23.58	11,927	5.07%	0.70%	1.80%	4.62%	5.79%
2015	648	19.25	22.29	13,319	5.98%	0.70%	1.80%	-4.02%	-2.94%
2014	752	20.06	22.96	16,068	4.25%	0.70%	1.80%	0.99%	2.12%
2013	863	19.86	22.49	18,181	5.03%	0.70%	1.80%	-1.93%	-0.83%
2012	1,024	20.25	22.68	21,907	5.82%	0.70%	1.80%	11.49%	12.74%
Oppenheimer Global Strategic Income Fund/VA SC
2016	24,367	10.39	22.75	372,230	4.61%	0.60%	1.80%	4.36%	5.63%
2015	26,621	9.95	21.56	388,479	5.59%	0.60%	1.80%	-4.24%	-3.08%
2014	28,045	10.38	22.27	425,726	3.91%	0.60%	1.80%	0.65%	1.88%
2013	27,993	10.31	21.88	427,093	4.62%	0.60%	1.80%	-2.16%	-0.96%
2012	21,427	10.53	22.12	354,421	5.56%	0.60%	1.80%	11.11%	12.47%
Oppenheimer Government Money Fund/VA (b)
2016	116,486	0.92	10.89	489,814	0.01%	0.60%	1.80%	-1.78%	-0.59%
2015	443,743	0.93	10.96	2,546,039	0.01%	0.60%	1.80%	-1.79%	-0.59%
2014	116,203	0.94	11.02	447,994	0.01%	0.60%	1.80%	-1.79%	-0.59%
2013	64,777	0.95	11.09	116,188	0.01%	0.60%	1.80%	-1.78%	-0.59%
2012	64,476	0.96	11.15	97,588	0.01%	0.60%	1.80%	-1.79%	-0.59%
Oppenheimer Main Street Fund/VA
2016	426	19.08	25.01	9,916	1.08%	0.70%	1.80%	9.62%	10.84%
2015	519	17.28	22.69	10,981	0.92%	0.70%	1.80%	1.47%	2.61%
2014	586	16.91	22.24	12,203	0.84%	0.70%	1.80%	8.71%	9.93%
2013	680	15.45	20.34	12,995	1.10%	0.70%	1.80%	29.41%	30.85%
2012	808	11.85	15.63	11,887	0.95%	0.70%	1.80%	14.77%	16.05%
Oppenheimer Main Street Fund/VA SC
2016	3,919	17.30	27.57	75,651	0.91%	0.60%	1.80%	9.30%	10.63%
2015	1,969	15.82	24.97	35,737	0.48%	0.60%	1.80%	1.25%	2.49%
2014	1,047	15.62	24.41	19,448	0.58%	0.60%	1.80%	8.42%	9.74%
2013	1,097	14.40	22.29	18,944	0.87%	0.60%	1.80%	29.08%	30.65%
2012	934	11.15	17.10	12,922	0.64%	0.60%	1.80%	14.51%	15.91%
PIMCO VIT All Asset Advisor
2016	814	9.94	10.69	8,477	4.03%	0.90%	1.75%	10.94%	11.89%
2015	76	8.89	9.56	724	3.27%	0.90%	1.75%	-10.78%	-10.00%
2014	84	10.37	10.62	887	3.44%	0.90%	1.75%	-1.30%	-0.45%
2013	606	10.51	10.67	6,413	4.48%	0.90%	1.75%	-1.64%	-0.79%
2012	411	10.68	10.75	4,400	7.58%	0.90%	1.75%	6.53%	6.53%

FSA-78

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

PIMCO VIT Global Diversified Allocation Portfolio
2016	477	$10.76	$10.95	$5,196	1.65%	1.00%	1.75%	5.76%	6.56%
2015	443	10.17	10.31	4,544	3.42%	1.00%	1.75%	-7.21%	-6.50%
2014	118	10.97	11.06	1,299	4.61%	1.30%	1.75%	3.81%	4.28%
2013	58	10.57	10.60	615	5.42%	1.30%	1.75%	4.11%	4.43%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Long-Term US Government Advisor
2016	1,301	11.27	14.72	16,576	2.13%	0.60%	1.75%	-1.18%	-0.03%
2015	1,300	11.31	14.76	16,833	1.96%	0.60%	1.75%	-3.21%	-2.08%
2014	1,050	11.59	15.11	13,894	2.19%	0.60%	1.75%	21.73%	23.15%
2013	1,024	9.44	12.30	11,064	2.29%	0.60%	1.75%	-14.56%	-13.56%
2012	981	10.95	14.27	12,558	2.05%	0.60%	1.75%	2.50%	3.70%
PIMCO VIT Low Duration Advisor
2016	11,409	9.72	11.10	117,991	1.43%	0.60%	1.75%	-0.46%	0.70%
2015	8,535	9.77	11.02	88,159	3.37%	0.60%	1.75%	-1.54%	-0.39%
2014	8,042	9.92	11.06	83,935	1.03%	0.60%	1.75%	-1.01%	0.15%
2013	8,206	10.02	11.04	86,219	1.33%	0.60%	1.75%	-1.98%	-0.83%
2012	6,399	10.22	11.14	68,572	1.79%	0.60%	1.75%	3.89%	5.11%
PIMCO VIT Real Return Advisor
2016	34,564	9.82	12.14	365,829	2.18%	0.60%	1.75%	3.26%	4.46%
2015	36,629	9.51	11.62	337,368	4.40%	0.60%	1.75%	-4.50%	-3.38%
2014	31,406	9.96	12.03	336,945	1.32%	0.60%	1.75%	1.19%	2.37%
2013	29,995	9.82	11.75	317,960	1.86%	0.60%	1.75%	-10.89%	-9.85%
2012	20,704	10.92	13.03	249,987	0.93%	0.60%	1.75%	6.74%	7.99%
PIMCO VIT Short-Term Advisor
2016	7,343	9.70	10.56	74,062	1.41%	0.60%	1.75%	0.49%	1.66%
2015	7,184	9.65	10.38	71,672	0.80%	0.60%	1.75%	-0.76%	0.40%
2014	7,993	9.72	10.34	79,774	0.60%	0.60%	1.75%	-1.15%	0.00%
2013	8,264	9.83	10.34	82,907	0.65%	0.60%	1.75%	-1.29%	-0.14%
2012	4,719	9.95	10.36	47,725	0.77%	0.60%	1.75%	0.88%	2.06%
PIMCO VIT Total Return Advisor
2016	74,983	10.45	12.34	854,730	1.99%	0.60%	1.75%	0.79%	1.96%
2015	76,559	10.37	12.11	861,569	5.01%	0.60%	1.75%	-1.41%	-0.25%
2014	73,680	10.52	12.14	838,594	2.10%	0.60%	1.75%	2.35%	3.55%
2013	73,904	10.28	11.72	818,498	2.12%	0.60%	1.75%	-3.77%	-2.65%
2012	60,040	10.68	12.04	692,430	2.47%	0.60%	1.75%	7.57%	8.83%
Protective Life Dynamic Allocation Series — Conservative (d)
2016	829	9.88	10.16	8,345	0.00%	0.90%	1.65%	-1.13%	2.09%
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Protective Life Dynamic Allocation Series — Growth (d)
2016	1,718	10.17	10.50	17,962	0.00%	1.00%	1.65%	1.72%	6.07%
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Protective Life Dynamic Allocation Series — Moderate (d)
2016	2,400	9.97	10.28	24,575	0.00%	1.00%	1.65%	-0.27%	3.40%
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
QS Legg Mason Dynamic Multi-Strategy VIT II
2016	2,856	10.08	11.36	32,081	0.84%	1.00%	1.75%	-2.21%	-1.46%
2015	3,427	10.23	11.56	39,280	0.83%	1.00%	1.75%	-7.09%	-6.39%
2014	3,119	10.92	12.39	38,387	1.33%	1.00%	1.75%	4.51%	5.31%
2013	2,604	11.71	11.80	30,601	1.19%	1.30%	1.75%	16.06%	16.59%
2012	687	10.09	10.12	6,939	3.90%	1.30%	1.75%	1.11%	1.42%
Royce Capital Fund Micro-Cap SC
2016	2,326	10.14	15.10	29,255	0.63%	0.60%	1.75%	17.29%	18.66%
2015	1,365	8.65	12.73	15,408	0.00%	0.60%	1.75%	-14.14%	-13.14%
2014	1,367	10.07	14.65	17,916	0.00%	0.60%	1.75%	-5.52%	-4.42%
2013	2,304	10.66	15.33	29,991	0.37%	0.60%	1.75%	18.55%	19.93%
2012	1,920	8.99	12.74	21,618	0.00%	0.60%	1.75%	5.57%	6.70%

FSA-79

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Royce Capital Fund Small-Cap SC
2016	15,065	$14.15	$18.89	$242,135	2.08%	0.60%	1.75%	18.44%	19.81%
2015	7,845	11.95	15.76	110,724	0.30%	0.60%	1.75%	-13.51%	-12.50%
2014	12,633	13.82	18.02	198,116	0.00%	0.60%	1.75%	1.13%	2.31%
2013	13,592	13.66	17.61	209,486	1.05%	0.60%	1.75%	32.09%	33.63%
2012	11,286	10.34	13.18	134,250	0.04%	0.60%	1.75%	10.25%	11.54%
Rydex Commodities Strategy
2016	2	4.58	4.58	9	0.00%	1.00%	1.00%	9.30%	9.30%
2015	2	4.19	4.19	8	0.00%	1.00%	1.00%	-34.46%	-34.46%
2014	1	6.40	6.40	9	0.00%	1.00%	1.00%	-34.67%	-34.67%
2013	1	9.79	9.79	7	0.00%	1.00%	1.00%	3.07%	3.07%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rydex Inverse Government Long Bond
2016	1	7.16	7.16	6	0.00%	1.00%	1.00%	-3.91%	-3.91%
2015	1	7.45	7.45	6	0.00%	1.00%	1.00%	-2.20%	-2.20%
2014	1	7.62	7.62	6	0.00%	1.00%	1.00%	-25.66%	-25.66%
2013	1	10.25	10.25	7	0.00%	1.00%	1.00%	3.24%	3.24%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Templeton Developing Markets VIP CL 2
2016	1,218	7.89	8.27	9,938	0.82%	0.90%	1.75%	15.40%	16.39%
2015	212	6.84	7.11	1,494	2.10%	0.90%	1.75%	-21.01%	-20.33%
2014	143	8.66	8.94	1,265	2.19%	0.90%	1.75%	-9.99%	-9.22%
2013	434	9.62	9.85	4,214	2.19%	0.90%	1.75%	-2.65%	-1.81%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Templeton Foreign VIP CL 2
2016	9.466	10.04	16.87	115,862	1.81%	0.60%	1.75%	5.31%	6.53%
2015	8,409	9.53	15.87	98,221	3.71%	0.60%	1.75%	-8.13%	-7.05%
2014	8,483	10.38	17.11	107,207	1.92%	0.60%	1.75%	-12.69%	-11.66%
2013	9,848	11.89	19.41	140,153	2.38%	0.60%	1.75%	20.82%	22.23%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Templeton Global Bond VIP Fund CL 2
2016	28,016	9.90	17.04	346,060	0.00%	0.60%	1.75%	1.14%	2.32%
2015	28,607	9.78	16.66	348,208	7.94%	0.60%	1.75%	-5.98%	-4.88%
2014	26,715	10.41	17.51	347,037	5.09%	0.60%	1.75%	0.05%	1.22%
2013	23,923	10.40	17.30	315,568	4.80%	0.60%	1.75%	-0.15%	1.02%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Templeton Growth VIP CL 2
2016	10,514	11.79	20.96	142,273	1.91%	0.60%	1.75%	7.71%	8.96%
2015	10,086	10.93	19.27	125,430	2.91%	0.60%	1.75%	-8.12%	-7.05%
2014	10,521	11.89	20.78	141,369	1.38%	0.60%	1.75%	-4.51%	-3.40%
2013	12,582	12.44	21.55	176,917	2.69%	0.60%	1.75%	28.54%	30.04%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
UIF Global Real Estate II
2016	634	12.01	23.82	8,813	1.43%	0.60%	1.75%	1.33%	2.51%
2015	678	11.85	23.28	9,253	2.21%	0.60%	1.75%	-3.14%	-2.01%
2014	750	12.24	23.81	10,471	6.74%	0.60%	1.75%	11.86%	13.17%
2013	828	10.94	21.08	10,250	3.69%	0.60%	1.75%	0.84%	2.02%
2012	911	10.85	20.70	11,067	0.55%	0.60%	1.75%	27.67%	29.16%
VanEck Global Hard Asset (c)
2016	9	32.33	35.49	284	0.36%	1.25%	1.80%	41.13%	41.92%
2015	7	22.90	25.01	174	0.03%	1.25%	1.80%	-34.65%	-34.28%
2014	7	35.05	38.05	241	0.09%	1.25%	1.80%	-20.56%	-20.11%
2013	7	44.12	47.63	326	0.67%	1.25%	1.80%	8.55%	9.15%
2012	7	40.64	43.64	310	0.60%	1.25%	1.80%	1.52%	2.09%

*    These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.   The  recognition of  investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**  These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses addressed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(a) Effective April 29, 2016, name changed from ClearBridge Variable Mid Cap Core II.

(b) Effective April 29, 2016, name changed from Oppenheimer Money Fund/VA.

(c) Effective May 1, 2016, name changed from Van Eck Global Hard Asset

(d) For the period (commencement of operations): May 2, 2016 to December 31, 2016.

(e) For the period (cessation of operations): January 1, 2016 to August 5, 2016.  Fund was liquidated by Guggenheim.

FSA-80

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(7) Expenses

The following is a summary of Separate Account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range

Mortality and Expense Risk Charge
To compensate Protective Life for assuming mortality and expense risks, a daily mortality and expense risk is deducted through the reduction of unit values. The charge is assessed on an annual basis and is calculated as a percent of the average daily net assets and varies depending on the product purchased and the death benefit option selected.

0.50% - 1.65%

Administrative Charge
An annual fee is assessed to reimburse Protective Life for expenses incurred in the administration of the contract and the Separate Account. The charge is assessed through the reduction of unit values.

0.10% - 0.15%

Contract Maintenance Fee
This annual charge is assessed through the redemption of units and is waived when the account value or purchase payments less surrenders and associated surrender charges equals or exceeds $50,000 - $100,000, depending on the product.

$0 - $50

Surrender Charge (Contingent Deferred Sales Charge)
This charge is assessed as a percent of the amount surrendered and is imposed to reimburse Protective Life for some of the costs of distributing the contracts. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.

0.00% - 8.50%
Transfer Fee Currently there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25

FSA-81

The Protective Variable Annuity Separate Account

Notes to Financial Statements

Expense Type	Range

Deferred Sales Charge
This charge is assessed as a percentage of cumulative purchase payments and is imposed to reimburse Protective Life for some of the costs of distributing the contracts. The fees are deducted quarterly and assessed through redemption of units.

0.00% - 0.70%

Optional Benefit Fee
Optional benefits may be elected by contract owners. These benefits include death benefits and living benefits. The fees for such benefits are deducted monthly and assessed through redemption of units. These fees are calculated on either a “Benefit Base” basis, an “Asset Base” basis, a “Floored Asset Base” basis or a “Net Amount at Risk” basis.

0.10% - 2.20% on Benefit Base 0.15% - 0.45% on Asset Base 1.0% - 2.2% on Floored Asset Base $0.25 per $1000 - $18.94 per $1000 on Net Amount at Risk.

(8) Related Party Transactions

Contract owners’ net payments represent premiums received from contract owners less certain deductions made by Protective Life in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, mortality risk and expense and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract as set forth in the Contract.

Protective Life offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. There were no loans outstanding as of December 31, 2016.

Investment Distributors, Inc., a wholly owned subsidiary of PLC, is the principal underwriter for the Separate Account.

(9) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2016, and through the financial statement issuance date.  All accounting and disclosure requirements related to subsequent events are included in our financial statements.

FSA-82

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of

Protective Life Insurance Company

In our opinion, the consolidated balance sheets as of December 31, 2016 and 2015 and the related consolidated statements of income, comprehensive income (loss), shareowner’s equity and cash flows for the year ended December 31, 2016 and for the period February 1, 2015 to December 31, 2015 present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries (the “Company” or “Successor Company”) at December 31, 2016 and 2015, and the results of their operations and their cash flows for the year ended December 31, 2016 and the period February 1, 2015 to December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.  In addition, in our opinion the financial statement schedules listed in the accompanying index as of December 31, 2016 and 2015 and for the year ended December 31, 2016 and the period from February 1, 2015 to December 31, 2015 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.   The Company’s management is responsible for these financial statements and financial statement schedules. Our responsibility is to express opinions on these financial statements and financial statement schedules based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provides a reasonable basis for our opinion.

As discussed in Notes 1 and 4 to the consolidated financial statements, Protective Life Corporation (the Company’s parent company) was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited. The Company elected to apply “pushdown” accounting as of the acquisition date.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama

March 20, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of

Protective Life Insurance Company

In our opinion, the accompanying consolidated statements of income, comprehensive income (loss), shareowner’s equity and cash flows for the period from January 1, 2015 to January 31, 2015 and for the year ended December 31, 2014 present fairly, in all material respects, the results of operations and of cash flows of Protective Life Insurance Company and its subsidiaries (the “Company” or “Predecessor Company”) for such respective periods in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules for the period from January 1, 2015 to January 31, 2015 and for the year ended December 31, 2014 listed in the  accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Notes 1 and 4 to the consolidated financial statements, Protective Life Corporation (the Company’s parent company) was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited. The Company elected to apply the “pushdown” basis of accounting as of the acquisition date.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama

March 18, 2016

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Revenues
Premiums and policy fees	$3,389,419	$2,992,822	$260,582	$3,283,069
Reinsurance ceded	(1,330,723)	(1,174,871)	(91,632)	(1,395,743)
Net of reinsurance ceded	2,058,696	1,817,951	168,950	1,887,326
Net investment income	1,823,463	1,532,796	164,605	2,098,013
Realized investment gains (losses):
Derivative financial instruments	49,790	58,436	22,031	(13,492)
All other investments	90,630	(166,935)	81,153	205,302
Other-than-temporary impairment losses	(32,075)	(28,659)	(636)	(2,589)
Portion recognized in other comprehensive income (before taxes)	14,327	1,666	155	(4,686)
Net impairment losses recognized in earnings	(17,748)	(26,993)	(481)	(7,275)
Other income	288,878	271,787	23,388	294,333
Total revenues	4,293,709	3,487,042	459,646	4,464,207
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (Successor 2016 - $1,176,609; 2015 - $1,022,638); (Predecessor 2015 - $87,830; 2014 - $1,223,804)	2,876,726	2,535,388	266,575	2,786,463
Amortization of deferred policy acquisition costs and value of business acquired	150,298	95,064	4,817	308,320
Other operating expenses, net of reinsurance ceded: (Successor 2016 - $210,270; 2015 - $196,383); (Predecessor 2015 - $17,700; 2014 - $199,824)	744,004	602,402	55,407	630,635
Total benefits and expenses	3,771,028	3,232,854	326,799	3,725,418
Income before income tax	522,681	254,188	132,847	738,789
Income tax (benefit) expense
Current	(38,663)	46,722	(47,384)	181,763
Deferred	208,736	27,769	91,709	65,075
Total income tax expense	170,073	74,491	44,325	246,838
Net income	$352,608	$179,697	$88,522	$491,951

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Net income	$352,608	$179,697	$88,522	$491,951
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (Successor 2016 - $326,765; 2015 - $(680,274)); (Predecessor 2015 - $259,616; 2014 - $529,838)	606,848	(1,263,367)	482,143	983,985
Reclassification adjustment for investment amounts included in net income, net of income tax: (Successor 2016 - $(5,085); 2015 - $9,352); (Predecessor 2015 - $(2,244); 2014 - $(23,903))	(9,442)	17,369	(4,166)	(44,391)
Change in net unrealized gains (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (Successor 2016 - $(3,652); 2015 - $(212)); (Predecessor 2015 - $(131); 2014 - $1,883)	(6,782)	(393)	(243)	3,498
Change in accumulated (loss) gain - derivatives, net of income tax: (Successor 2016 - $370; 2015 - $(45)); (Predecessor 2015 - $5; 2014 - $(1))	688	(86)	9	(2)
Reclassification adjustment for derivative amounts included in net income, net of income tax: (Successor 2016 - $21; 2015 - $45); (Predecessor 2015 - $13; 2014 - $622)	39	86	23	1,155
Total other comprehensive income (loss)	591,351	(1,246,391)	477,766	944,245
Total comprehensive income (loss)	$943,959	$(1,066,694)	$566,288	$1,436,196

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: Successor 2016 - $39,645,111; 2015 - $38,389,859)	$37,996,577	$35,507,098
Fixed maturities, at amortized cost (fair value: Successor 2016 - $2,733,340; 2015 - $515,000)	2,770,177	593,314
Equity securities, at fair value (cost: Successor 2016 - $729,951; 2015 - $693,147)	716,017	699,925
Mortgage loans (related to securitizations: Successor 2016 - $277,964; 2015 - $359,181)	6,132,125	5,662,812
Investment real estate, net of accumulated depreciation (Successor 2016 - $252; 2015 - $133)	8,060	11,118
Policy loans	1,650,240	1,699,508
Other long-term investments	856,410	594,036
Short-term investments	315,834	263,837
Total investments	50,445,440	45,031,648
Cash	214,439	212,358
Accrued investment income	480,689	472,694
Accounts and premiums receivable	132,826	54,054
Reinsurance receivables	5,070,185	5,307,556
Deferred policy acquisition costs and value of business acquired	2,024,524	1,562,373
Goodwill	793,470	732,443
Other intangibles, net of accumulated depreciation (Successor 2016 - $79,183; 2015 - $37,869)	687,348	645,131
Property and equipment, net of accumulated depreciation (Successor 2016 - $16,573; 2015 - $7,908)	103,706	101,600
Other assets	275,965	255,283
Income tax receivable	96,363	—
Assets related to separate accounts
Variable annuity	13,244,252	12,829,188
Variable universal life	895,925	827,610
Total assets	$74,465,132	$68,031,938

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(continued)

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Liabilities
Future policy benefits and claims	$30,510,242	$29,703,190
Unearned premiums	761,937	651,205
Total policy liabilities and accruals	31,272,179	30,354,395
Stable value product account balances	3,501,636	2,131,822
Annuity account balances	10,642,115	10,719,862
Other policyholders’ funds	1,165,749	1,069,572
Other liabilities	1,436,091	1,230,500
Income tax payable	—	76,584
Deferred income taxes	1,790,961	1,215,180
Non-recourse funding obligations	2,973,829	1,951,563
Repurchase program borrowings	802,721	438,185
Liabilities related to separate accounts
Variable annuity	13,244,252	12,829,188
Variable universal life	895,925	827,610
Total liabilities	67,725,458	62,844,461
Commitments and contingencies - Note 16
Shareowner’s equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2016 and 2015 - 5,000,000	5,000	5,000
Additional paid-in-capital	7,422,407	6,274,169
Retained earnings (deficit)	(32,695)	154,697
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (Successor 2016 - $(349,242); 2015 - $(670,922))	(648,592)	(1,245,998)
Net unrealized (losses) gains relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (Successor 2016 - $(3,864); 2015 - $(212))	(7,175)	(393)
Accumulated gain (loss) - derivatives, net of income tax: (Successor 2016 - $391; 2015 - $0)	727	—
Total shareowner’s equity	6,739,674	5,187,477
Total liabilities and shareowner’s equity	$74,465,132	$68,031,938

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER’S EQUITY

	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner’s Equity
	(Dollars In Thousands)
Predecessor Company
Balance, December 31, 2013	$2	$5,000	$1,433,258	$2,713,200	$538,966	$4,690,426
Net income for 2014				491,951		491,951
Other comprehensive income					944,245	944,245
Comprehensive income for 2014						1,436,196
Capital contributions			4,529			4,529
Dividends paid to the parent company				(300,000)		(300,000)
Balance, December 31, 2014	$2	$5,000	$1,437,787	$2,905,151	$1,483,211	$5,831,151
Net income for the period of January 1, 2015 to January 31, 2015				88,522		88,522
Other comprehensive income					477,766	477,766
Comprehensive income for the period of January 1, 2015 to January 31, 2015						566,288
Balance, January 31, 2015	$2	$5,000	$1,437,787	$2,993,673	$1,960,977	$6,397,439

	Preferred Stock	Common Stock	Additional Paid-In- Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Shareowner’s equity
	(Dollars In Thousands)
Successor Company
Balance, February 1, 2015	$2	$5,000	$6,504,211	$—	$—	$6,509,213
Net income for the period of February 1, 2015 to December 31, 2015				179,697		179,697
Other comprehensive loss					(1,246,391)	(1,246,391)
Comprehensive loss for the period of February 1, 2015 to December 31, 2015						(1,066,694)
Dividends paid to the parent company				(25,000)		(25,000)
Return of capital			(230,042)			(230,042)
Balance, December 31, 2015	$2	$5,000	$6,274,169	$154,697	$(1,246,391)	$5,187,477
Net income for 2016				352,608		352,608
Other comprehensive income					591,351	591,351
Comprehensive income for 2016						943,959
Dividends paid to the parent company				(540,000)		(540,000)
Capital contributions			1,148,238			1,148,238
Balance, December 31, 2016	$2	$5,000	$7,422,407	$(32,695)	$(655,040)	$6,739,674

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Cash flows from operating activities
Net income	$352,608	$179,697	$88,522	$491,951
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment losses (gains)	(122,672)	135,492	(102,703)	(184,535)
Amortization of deferred policy acquisition costs and value of business acquired	150,298	95,064	4,817	308,320
Capitalization of deferred policy acquisition costs	(330,302)	(300,190)	(22,799)	(293,612)
Depreciation and amortization expense	36,942	45,829	796	7,401
Deferred income tax	208,736	27,769	91,709	65,075
Accrued income tax	(168,786)	126,701	(48,469)	10,751
Interest credited to universal life and investment products	699,227	682,836	79,088	824,418
Policy fees assessed on universal life and investment products	(1,262,166)	(1,056,092)	(90,288)	(1,038,180)
Change in reinsurance receivables	246,768	231,081	(98,148)	100,348
Change in accrued investment income and other receivables	(58,493)	25,259	(1,285)	14,332
Change in policy liabilities and other policyholders’ funds of traditional life and health products	(222,438)	(176,920)	176,119	92,823
Trading securities:
Maturities and principal reductions of investments	154,633	114,501	17,946	114,793
Sale of investments	459,802	135,465	26,422	353,250
Cost of investments acquired	(532,429)	(220,094)	(27,289)	(320,928)
Other net change in trading securities	22,427	73,376	(26,901)	(69,641)
Amortization of premiums and accretion of discounts on investments and mortgage loans	374,726	373,362	3,420	52,770
Change in other liabilities	182,973	6,336	211,031	197,442
Other income - gains on repurchase of non-recourse funding obligations	—	—	—	(7,393)
Other, net	(18,093)	(46,128)	(133,928)	(75,731)
Net cash provided by operating activities	173,761	453,344	148,060	643,654

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(continued)

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	1,299,324	1,052,198	59,028	1,198,690
Sale of investments, available-for-sale	1,952,696	1,334,251	200,716	2,273,909
Cost of investments acquired, available-for-sale	(4,858,159)	(3,496,997)	(150,030)	(3,602,600)
Change in investments, held-to-maturity	(2,181,000)	(65,000)	—	(70,000)
Mortgage loans:
New lendings	(1,396,283)	(1,466,020)	(100,530)	(925,910)
Repayments	863,873	1,306,034	45,741	1,285,489
Change in investment real estate, net	2,851	(3,662)	7	13,032
Change in policy loans, net	49,268	52,364	6,365	57,507
Change in other long-term investments, net	(251,987)	(73,948)	(25,372)	(87,522)
Change in short-term investments, net	(61,094)	(11,271)	(39,312)	(71,015)
Net unsettled security transactions	28,853	(64,615)	37,510	30,212
Purchase of property and equipment	(2,863)	(6,823)	(648)	(8,088)
Cash received from or paid for acquisitions, net of cash acquired	320,967	—	—	(906)
Net cash (used in) provided by investing activities	(4,233,554)	(1,443,489)	33,475	92,798
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	2,169,700	65,000	—	32,348
Repurchase program borrowings	359,536	388,185	—	(300,000)
Capital contributions from PLC	—	—	—	4,529
Dividends/Return of capital to the parent company	(540,000)	(255,042)	—	(300,000)
Investment product deposits and change in universal life deposits	4,393,596	3,064,373	169,233	2,576,727
Investment product withdrawals	(2,320,958)	(2,438,916)	(240,147)	(2,827,305)
Other financing activities, net	—	—	(4)	(44)
Net cash provided by (used in) financing activities	4,061,874	823,600	(70,918)	(813,745)
Change in cash	2,081	(166,545)	110,617	(77,293)
Cash at beginning of period	212,358	378,903	268,286	345,579
Cash at end of period	$214,439	$212,358	$378,903	$268,286

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.             BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the “Company”), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation (“PLC”), an insurance holding company. On February 1, 2015, PLC became a wholly owned subsidiary of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc., “Dai-ichi Life”), when DL Investment (Delaware), Inc. a wholly owned subsidiary of Dai-ichi Life, merged with and into PLC (the “Merger”). Prior to February 1, 2015, and for the periods reported as “predecessor,” PLC’s stock was publicly traded on the New York Stock Exchange. Subsequent to the Merger date, PLC and the Company remain as SEC registrants within the United States. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate segment devoted to the acquisition of insurance policies from other companies. PLC is a holding company with subsidiaries that provide financial services through the production, distribution, and administration of insurance and investment products.

In conjunction with the Merger, the Company elected to apply “pushdown” accounting by applying the guidance allowed by ASC Topic 805, Business Combinations, including the initial recognition of most of the Company’s assets and liabilities at fair value as of the acquisition date, and similarly recognizing goodwill calculated based on the terms of the transaction and the fair value of the new basis of net assets of the Company. The new basis of accounting will be the basis of the accounting records for assets and liabilities held at the acquisition date in the preparation of future financial statements and related disclosures after the Merger date.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 24, Statutory Reporting Practices and Other Regulatory Matters).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which the Company holds a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization periods, goodwill recoverability, value of business acquired (“VOBA”), investment and certain derivatives fair values, other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provisions for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

Significant Accounting Policies

Valuation of Investment Securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded at fair value with changes in fair value recorded in realized gains (losses). Investment securities purchased for long term investment purposes are classified as available-for-sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held-to-maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which the Company purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party service or an independent broker quotation. Included in the pricing of other asset-backed securities, collateralized mortgage obligations (“CMOs”), and mortgage-backed securities (“MBS”) are estimates of the rate of future prepayments of principal and underlying collateral support over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures (“CUSIP”) level on a first in first out basis. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company’s intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security’s amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer’s industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company’s expectations for recovery of the security’s entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security’s basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security’s amortized cost are written down to discounted expected future cash flows (“post impairment cost”) and credit losses are recorded in earnings. The difference between the securities’ discounted expected future cash flows and the fair value of the securities on the impairment date is recognized in other comprehensive income (loss) as a non-credit portion impairment. When calculating the post impairment cost for residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and other asset-backed securities (collectively referred to as asset-backed securities or “ABS”), the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company’s cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank at certain reporting dates. Such negative balances are included in other liabilities and were $79.2 million as of December 31, 2016 (Successor Company) and $70.3 million as of December 31, 2015 (Successor Company), respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

The incremental direct costs associated with successfully acquired insurance policies, are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC are subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

The Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.0% to 7.3%) the Company expects to experience in future periods when determining the present value of estimated gross profits. These assumptions are best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the Merger and the acquisition of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from cash flows and earnings of associated insurance policies and investment contracts. This intangible asset, called VOBA, is based on the actuarially estimated present value of future cash flows from associated insurance policies and investment contracts acquired. The estimated present value of future cash flows used in the calculation of the VOBA is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. The Company amortizes VOBA in proportion to gross premiums for traditional life products, or estimated gross margins (“EGMs”) for participating traditional life products within the MONY Life Insurance Company (“MONY”) block. For interest sensitive products, the Company uses various amortization bases including expected gross profits (“EGPs”), revenues, or insurance in-force. VOBA is subject to annual recoverability testing.

Intangible Assets

Intangible assets with definite lives are amortized over the estimated useful life of the asset and reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Amortizable intangible assets primarily consist of distribution relationships, trade names, technology, and software. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized, but are reviewed for impairment on an annual basis or whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Software is amortized over a three year useful life.

Intangible assets recognized by the Company included the following (excluding goodwill):

	Successor Company
	As of December 31,		Estimated
	2016	2015	Useful Life
	(Dollars In Thousands)		(In Years)
Distribution relationships	$428,499	$385,319	14-22
Trade names	92,049	97,105	13-17
Technology	121,253	130,707	7-14
Other	13,547	—
Total intangible assets subject to amortization	655,348	613,131

Insurance licenses	32,000	32,000	Indefinite
Total intangible assets	$687,348	$645,131

Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Thousands)
2017	$52,120
2018	51,131
2019	47,850
2020	46,382
2021	46,232

Property and Equipment

In conjunction with the Merger, property and equipment was recorded at fair value as of the Merger date and will be depreciated from this basis in future periods based on the respective estimated useful lives. Real estate assets were recorded at appraised values as of the acquisition date. The Company has estimated the remaining useful life of the home office building to be 25 years. Land is not depreciated.

The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company’s furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

Property and equipment consisted of the following:

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Home office building	$67,279	$65,697
Data processing equipment	21,749	14,607
Other, principally furniture and equipment	6,331	4,284
	95,359	84,588
Land	24,920	24,920
Accumulated depreciation	(16,573)	(7,908)
Total property and equipment	$103,706	$101,600

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder’s equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to qualified institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank (“FHLB”), and markets guaranteed investment contracts (“GICs”) to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan.

The Company records its stable value contract liabilities in the consolidated balance sheets in “stable value product account balances” at the deposit amount plus accrued interest, adjusted for any unamortized premium or discount. Interest on the contracts is accrued based upon contract terms. Any premium or discount is amortized using the effective yield method.

The segment’s products complement the Company’s overall asset/liability management in that the terms may be tailored to the needs of the Company as the seller of the contracts. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2016 and 2015 (Successor Company), the Company had $1,872.5 million and $400.7 million, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to twelve years.

As of December 31, 2016 (Successor Company), future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2017	$631.8
2018 - 2019	1,646.6
2020 - 2021	1,071.8
Thereafter	140.4

Derivative Financial Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in “other long-term investments” and “other liabilities” in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in the other comprehensive income (loss), depending upon whether the derivative instrument qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists. For cash flow hedges, the effective portion of their gain or loss is reported as a component of other comprehensive income (loss) and reclassified into earnings in the period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings. Effectiveness of the Company’s hedge relationships is assessed on a quarterly basis. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in earnings. Changes in the fair value of derivatives that are recognized in current earnings are reported in “Realized investment gains (losses)—Derivative financial instruments”. For additional information, see Note 8, Derivative Financial Instruments.

Insurance Liabilities and Reserves

Establishing an adequate liability for the Company’s obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company’s historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company’s property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company’s results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company’s reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

Guaranteed Living Withdrawal Benefits

The Company also establishes reserves for guaranteed living withdrawal benefits (“GLWB”) on its variable annuity (“VA”) products. The GLWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the embedded derivative to be recorded at fair value using current implied volatilities for the equity indices. The fair value of the GLWB is impacted by equity market conditions and can result in the GLWB embedded derivative being in an overall net asset or net liability position. In times of favorable equity market conditions the likelihood and severity of claims is reduced and expected fee income increases. Since claims are generally expected later than fees, these favorable equity market conditions can result in the present value of fees being greater than the present value of claims, which results in a net GLWB embedded derivative asset. In times of unfavorable equity market conditions the likelihood and severity of claims is increased and expected fee income decreases and can result in the present value of claims exceeding the present value of fees resulting in a net GLWB embedded derivative liability. The methods used to estimate the embedded derivatives employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality from the Ruark 2015 ALB table for company experience. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. In conjunction with the Merger, the Company updated the fair value of the GLWB reserves to reflect current assumptions as of February 1, 2015 (Successor Company). As a result of the application of ASC Topic 805, the Company reset the hedge premium rates utilized in the valuation for all policies to be equal to the present value of future claims with the reset hedge premium rates being capped at the actual charges to the policyholder. This update resulted in a decrease in the net liability of approximately $69.4 million on the Merger date. The Company reinsures certain risks associated with the GLWB to Shades Creek Captive Insurance (“Shades Creek”), a direct wholly owned insurance subsidiary of PLC. As of December 31, 2016 (Successor Company), the Company’s net GLWB liability held, including the impact of reinsurance, was $7.0 million.

Goodwill

The balance recognized as goodwill is not amortized, but is reviewed for impairment on an annual basis, or more frequently as events or circumstances may warrant, including those circumstances which would more likely than not reduce the fair value of the Company’s reporting units below its carrying amount. Accounting for goodwill requires an estimate of the future profitability of the associated lines of business within the Company’s operating segments to assess the recoverability of the capitalized acquisition goodwill. The Company’s material goodwill balances are attributable to certain of its operating segments (which are each considered to be reporting units). The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that segment goodwill balances are impaired as of the testing date. If the qualitative analysis does not indicate that an impairment of segment goodwill is more likely than not then no other specific quantitative impairment testing is required.

If it is determined that it is more likely than not that impairment exists, the Company performs a quantitative assessment and compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit’s carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The cash flows used to determine the fair value of the Company’s reporting units are dependent on a number of significant assumptions. The Company’s estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions.

Income Taxes

The Company and its subsidiaries are included in the consolidated federal income tax return of PLC, that includes both life insurance companies and non-life insurance companies. The Company has one life insurance subsidiary that is not eligible to be included in the consolidated federal income tax return and files a separate corporate tax return.

The Company uses the asset and liability method of accounting for income taxes. Generally, most items in pretax book income are also included in taxable income in the same year. However, some items are recognized for book purposes and for tax purposes in different years or are never recognized for either book or tax purposes. Those differences that will never be recognized for either book or tax purposes are permanent differences (e.g., the dividends-received deduction). As a result, the effective tax rate reflected in the financial statements may differ from the statutory rate reflected in the tax return. Those differences that are reported in different years for book and tax purposes are temporary and will reverse over time (e.g., the valuation of future policy benefits). These temporary differences are accounted for in the intervening periods as deferred tax assets and liabilities. Deferred tax assets generally represent revenue that is taxable before it is recognized in financial income and expenses that are deductible after they are recognized in financial income. Deferred tax liabilities generally represent revenues that are taxable after they are recognized in financial income or expenses or losses that are deductible before they are recognized in financial income.

The application of GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance, if necessary, to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations expires. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards, the statute of limitations does not close until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 21, Income Taxes, for additional information regarding income taxes.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available-for-sale, or held-to-maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity (“VIE”). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. For more information on the Company’s investment in a VIE refer to Note 6, Investment Operations, to the consolidated financial statements.

Policyholder Liabilities, Revenues, and Benefits Expense

Future Policy Benefits and Claims

	Successor Company
	As of December 31,		As of December 31,
	2016	2015	2016	2015

	Total Policy Liabilities and Accruals		Reinsurance Receivable
	(Dollars In Thousands)
Life and annuity benefit reserves	$29,574,479	$28,767,296	$4,178,794	$4,423,411
Unpaid life claim liabilities	517,257	504,710	323,699	323,205
Life and annuity future policy benefits	30,091,736	29,272,006	4,502,493	4,746,616
Other policy benefits reserves	170,519	184,719	103,746	115,676
Other policy benefits unpaid claim liabilities	247,987	246,465	200,107	200,008
Future policy benefits and claims and associated reinsurance receivable	$30,510,242	$29,703,190	$4,806,346	$5,062,300
Unearned premiums	761,937	651,205	263,839	245,256
Total policy liabilities and accruals and associated reinsurance receivable	$31,272,179	$30,354,395	$5,070,185	$5,307,556

Liabilities for life and annuity benefit reserves consist of liabilities for traditional life insurance, cash values associated with universal life insurance, immediate annuity benefit reserves, and other benefits associated with life and annuity benefits. The unpaid life claim liabilities consist of current pending claims as well as an estimate of incurred but not reported life insurance claims.

Other policy benefit reserves consist of certain health insurance policies that are in runoff. The unpaid claim liabilities associated with other policy benefits includes current pending claims, the present value of estimated future claim payments for policies currently receiving benefits and an estimate of claims incurred but not yet reported.

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. In accordance with ASC 805, the liabilities for future policy benefits on traditional life insurance products, when combined with the associated VOBA, were recorded at fair value on the date of the Merger. These values were computed using assumptions that include interest rates, mortality, lapse rates, expense estimates, and other assumptions based on the Company’s experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company’s experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2016 (Successor Company), range from approximately 3.0% to 4.5%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 1.0% to 8.75% and investment products ranged from 0.4% to 11.3% in 2016.

The Company establishes liabilities for fixed indexed annuity (“FIA”) products. These products are deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance. The FIA product is considered a hybrid financial instrument under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC” or “Codification”) Topic 815 - Derivatives and Hedging which allows the Company to make the election to value the liabilities of these FIA products at fair value. This election was made for the FIA products issued prior to 2010 as the policies were issued. These products are no longer being marketed. The future changes in the fair value of the liability for these FIA products are recorded in Benefit and settlement expenses with the liability being recorded in Annuity account balances. For more information regarding the determination of fair value of annuity account balances please refer to Note 7, Fair Value of Financial Instruments. Premiums and policy fees for these FIA products consist of fees that have been assessed against the policy account balances for surrenders. Such fees are recognized when assessed and earned.

The Company currently markets a deferred fixed annuity with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB’s ASC Topic 815 - Derivatives and Hedging. The Company did not elect to value these FIA products at fair value. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) - Derivative financial instruments. For more information regarding the determination of fair value of the FIA embedded derivative refer to Note 7, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 -Financial Services—Insurance and is recorded in Annuity account balances with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accreted interest and benefit claims incurred during the period.

The Company markets universal life products with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB’s ASC Topic 815 - Derivatives and Hedging. The Company did not elect to value these indexed universal life (“IUL”) products at fair value prior to the Merger date. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) - Derivative financial instruments. For more information regarding the determination of fair value of the IUL embedded derivative refer to Note 7, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 - Financial Services - Insurance and is recorded in Future policy benefits and claims with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accreted interest and benefit claims incurred during the period.

The Company’s accounting policies with respect to variable universal life (“VUL”) and VA are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits (“GMDB”) on its VA products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience. Future declines in the equity market would increase the Company’s GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB, as of December 31, 2016 (Successor Company), are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. The Company reinsures certain risks associated with the GMDB to Shades Creek. As of December 31, 2016 (Successor Company), the GMDB reserve, including the impact of reinsurance, was $27.8 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, and guaranteed asset protection (“GAP”). Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported (“IBNR”) reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services - Insurance Topic. The following summarizes some of the key aspects of the Company’s accounting policies for reinsurance.

Reinsurance Accounting Methodology—Ceded premiums of the Company’s traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies which are allocable to the current period are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the “ultimate” or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances representing recovery of acquisition costs is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. As a component of reinsurance costs, reinsurance allowances are accounted for in accordance with the relevant provisions of ASC Financial Services—Insurance Topic, which state that reinsurance costs should be amortized over the contract period of the reinsurance if the contract is short-duration. Accordingly, reinsurance allowances received related to short-duration contracts are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company’s fixed universal life (“UL”), VUL, bank-owned life insurance (“BOLI”), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period.

Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the “ultimate” or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in “unlocking” that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

The Company has also assumed certain policy risks written by other insurance companies through reinsurance agreements. Premiums and policy fees as well as Benefits and settlement expenses include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Assumed reinsurance is accounted for in accordance with ASC Financial Services—Insurance Topic.

Reinsurance Allowances—Long-Duration Contracts—Reinsurance allowances are intended to reimburse the ceding company for some portion of the ceding company’s commissions, expenses, and taxes. The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and do not necessarily bear a relationship to the amount and incidence of expenses actually paid by the ceding company in any given year.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined during the negotiation of each reinsurance agreement and will differ between agreements.

The Company determines its “cost of reinsurance” to include amounts paid to the reinsurer (ceded premiums) net of amounts reimbursed by the reinsurer (in the form of allowances). As noted within ASC Financial Services—Insurance Topic, “The difference, if any, between amounts paid for a reinsurance contract and the amount of the liabilities for policy benefits relating to the underlying reinsured contracts is part of the estimated cost to be amortized”. The Company’s policy is to amortize the cost of reinsurance over the life of the underlying reinsured contracts (for long-duration policies) in a manner consistent with the way in which benefits and expenses on the underlying contracts are recognized. For the Company’s long-duration contracts, it is the Company’s practice to defer reinsurance allowances as a component of the cost of reinsurance and recognize the portion related to the recovery of acquisition costs as a reduction of applicable unamortized acquisition costs in such a manner that net acquisition costs are capitalized and charged to expense in proportion to net revenue recognized. The remaining balance of reinsurance allowances are included as a component of the cost of reinsurance and those allowances which are allocable to the current period are recorded as an offset to operating expenses in the current period consistent with the recognition of benefits and expenses on the underlying reinsured contracts. This practice is consistent with the Company’s practice of capitalizing direct expenses (e.g. commissions), and results in the recognition of reinsurance allowances on a systematic basis over the life of the reinsured policies on a basis consistent with the way in which acquisition costs on the underlying reinsured contracts would be recognized. In some cases reinsurance allowances allocable to the current period may exceed non-deferred direct costs, which may cause net other operating expenses (related to specific contracts) to be negative.

Amortization of Reinsurance Allowances—Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Assets and Liabilities—Claim liabilities and policy benefits are calculated consistently for all policies, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners and recorded as Reinsurance receivables on the balance sheet. The reinsurance receivables as of the Merger date, were recorded in the balance sheet using current accounting policies and the most current assumptions. As of the Merger date, the Company also calculated the ceded VOBA associated with the reinsured policies. The reinsurance receivables combined with the associated ceded VOBA represent the fair value of the reinsurance assets as of the Merger date.

Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Components of Reinsurance Cost—The following income statement lines are affected by reinsurance cost:

Premiums and policy fees (“reinsurance ceded” on the Company’s financial statements) represent consideration paid to the assuming company for accepting the ceding company’s risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances representing recovery of acquisition costs. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts representing recovery of acquisition costs. Reinsurance allowances decrease reinsurance cost.

The Company’s reinsurance programs do not materially impact the other income line of the Company’s income statement. In addition, net investment income generally has no direct impact on the Company’s reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies’ profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

Accounting Standards Update (“ASU”) No. 2015-02 - Consolidation-Amendments to the Consolidation Analysis. This Update makes several targeted changes to generally accepted accounting principles, including a) eliminating the presumption that a general partner should consolidate a limited partnership and b) eliminating the consolidation model specific to limited partnerships. The amendments also clarify when fees and related party relationships should be considered in the consolidation of variable interest entities. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2015. The Update did not impact the Company’s financial position or results of operations, and the Company is prepared to comply with the revised guidance in future periods.

ASU No. 2015-03 - Interest-Imputation of Interest. The objective of this Update is to eliminate diversity in practice related to the presentation of debt issuance costs. The amendments in this Update require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this Update. The Update is effective for fiscal years beginning after December 15, 2015, and requires revised presentation of debt issuance costs in all periods presented in the financial statements. The Update did not impact the Company’s financial position or results of operations, and the Company is prepared to comply with the revised guidance in future periods.

ASU No. 2015-15 - Interest - Imputation of Interest - Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements. The objective of this Update is to clarify the SEC Staff’s position on presenting and measuring debt issuance costs incurred in connection with line-of-credit arrangements given the lack of guidance on the topic in ASU No. 2015-03. This Update reflects the SEC Staff’s decision to not object when an entity defers and presents debt issuance costs as an asset and subsequently amortize the deferred debt issuance costs ratably over the term of the line-of-credit arrangement. The Update did not impact the Company’s financial position or results of operations, and the Company is prepared to comply with the revised guidance in future periods.

ASU No. 2015-05 - Intangibles - Goodwill and Other - Internal-Use Software. The amendments in this Update provide guidance to customers about whether a cloud computing arrangement includes a software license. If a cloud computing arrangement includes a software license, then the customer should account for the software license element of the arrangement consistent with the acquisition of other software licenses. If a cloud computing arrangement does not include a software license, the customer should account for the arrangement as a service contract. The guidance will not change GAAP for a customer’s accounting for service contracts. The Update is effective for annual and interim periods beginning after December 15, 2015. The Update did not impact the Company’s financial position or results of operations, and the Company has revised its policies and processes to comply with the new standard.

ASU No. 2014-15 - Presentation of Financial Statements-Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. This Update will require management to assess an entity’s ability to continue as a going concern, and will require footnote disclosures in certain circumstances. Under the updated guidance, management should consider relevant conditions and evaluate whether it is probable that the entity will be unable to meet its obligations within one year after the issuance date of the financial statements. The Update is effective for annual periods ending December 31, 2016 and for annual and interim periods thereafter, with early adoption permitted. The amendments in this Update did not impact the Company’s financial position or results of operations. However, the new guidance will require a formal assessment of going concern by management based on criteria prescribed in the new guidance. The Company has revised its policies and processes to comply with the revised guidance.

ASU No. 2015-09 - Financial Services-Insurance (Topic 944): Disclosures about Short-Duration Contracts. The amendments in this Update require additional disclosures for short-duration contracts issued by insurance entities. The additional disclosures focus on the liability for unpaid claims and claim adjustment expenses and include incurred and paid claims development information by accident year in tabular form, along with a reconciliation of this information to the statement of financial position. For accident years included in the development tables, the amendments also require disclosure of the total incurred-but-not-reported liabilities and expected development on reported claims, along with claims frequency information unless impracticable. Finally, the amendments require disclosure of the historical average annual percentage payout of incurred claims. With the exception of the current reporting period, claims development information may be presented as supplementary information. The Update is effective for annual periods beginning after December 15, 2015 and interim periods beginning after December 15, 2016. The additional disclosures introduced in this Update were not required for the Company, as the short-duration lines of business to which they apply were not material to the Company’s financial statements.

Accounting Pronouncements Not Yet Adopted

ASU No. 2014-09 - Revenue from Contracts with Customers (Topic 606). This Update provides for significant revisions to the recognition of revenue from contracts with customers across various industries. Under the new guidance, entities are required to apply a prescribed 5-step process to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The accounting for revenues associated with insurance products is not within the scope of this Update. The Update was originally effective for annual and interim periods beginning after December 15, 2016. However, in August 2015, the FASB issued ASU No. 2015-14 - Revenues from Contracts with Customers: Deferral of the Effective Date, to defer the effective date of ASU No. 2014-09 by one year to annual and interim periods beginning after December 15, 2017. Early adoption will be allowed, but not before the original effective date.The amendments in the Update, along with clarifying updates issued subsequent to ASU 2014-09, may impact several of the Company’s non-core lines of business, specifically revenues at the Company’s affiliated broker dealers and insurance agency. Additionally, certain non-insurance products sold from the Asset Protection Division, such as fee-for-service arrangements, may be in the scope of the revised guidance. Several application questions remain outstanding, most notably interpretive positions from the AICPA regarding the Update’s application to insurance companies and products. The Company does not anticipate material financial impact from the implementation of the revised guidance. However, the Company is assessing whether changes are needed to its accounting policies, contracts, and processes with respect to the non-insurance lines of business referenced above.

ASU No. 2016-01 - Financial Instruments - Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. Most notably, the Update requires that equity investments (except those accounted for under the equity method of accounting or those that result in consolidation of the investee) be measured at fair value with changes in fair value recognized in net income. The Update also introduces a single-step impairment model for equity investments without a readily determinable fair value. Additionally, the Update requires changes in instrument-specific credit risk for fair value option liabilities to be recorded in other comprehensive income. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2017 and will be applied on a modified retrospective basis. The Company is reviewing its policies and processes to ensure compliance with the revised guidance.

ASU No. 2016-02 - Leases. The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of leases. The most significant change will relate to the accounting model used by lessees. The Update will require all leases with terms greater than 12 months to be recorded on the balance sheet in the form of a lease asset and liability. The lease asset and liability will be measured at the present value of the minimum lease payments less any upfront payments or fees. The Update also requires numerous disclosure changes for which the Company is assessing the impact. The amendments in the Update are effective for annual and interim periods beginning after December 15, 2018 on a modified retrospective basis. The Company has completed an inventory of all leases in the organization and is currently assessing the impact of the Update and updating internal processes to ensure compliance with the revised guidance.

ASU No. 2016-13 - Financial Instruments-Credit Losses: Measurement of Credit Losses on Financial Instruments. The amendments in this Update introduce a new current expected credit loss (“CECL”) model for certain financial assets, including mortgage loans and reinsurance receivables. The new model will not apply to debt securities classified as available-for-sale. For assets within the scope of the new model, an entity will recognize as an allowance against earnings its estimate of the contractual cash flows not expected to be collected on day one of the asset’s acquisition. The allowance may be reversed through earnings if a security recovers in value. This differs from the current impairment model, which requires recognition of credit losses when they have been incurred and recognizes a security’s subsequent recovery in value in other comprehensive income The Update also makes targeted changes to the current impairment model for available-for-sale debt securities, which comprise the majority of the Company’s invested assets. Similar to the CECL model, credit loss impairments will be recorded in an allowance against earnings that may be reversed for subsequent recoveries in value. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2019 on a modified retrospective basis. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption, and assessing the impact this standard will have on its operations and financial results.

ASU No. 2016-15 - Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments. The amendments in this Update are intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Specific transactions addressed in the new guidance include: Debt prepayment/extinguishment costs, contingent consideration payments, proceeds from the settlement of corporate-owned life insurance policies, and distributions received from equity method investments. The Update does not introduce any new accounting or financial reporting requirements, and is effective for annual and interim periods beginning after December 15, 2018. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption.

ASU No. 2016-18 - Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Task Force). The amendments in this update provide guidance on the presentation of restricted cash or restricted cash equivalents in the statement of cash flows, thereby reducing diversity in practice related to the presentation of these amounts. The amendments require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The Update is effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption.

ASU No. 2017-01 - Business Combinations (Topic 805): Clarifying the Definition of a Business. The purpose of this update is to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The amendments in the Update provide a specific test by which an entity may determine whether an acquisition involves a set of assets or a business. The amendments in the Update are to be applied prospectively for periods beginning after December 15, 2017. The Company has reviewed the revised requirements, and does not anticipate that the changes will impact its policies or recent conclusions related to its acquisition activities.

ASU No. 2017-04-Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. This Update simplifies the goodwill impairment test by re-defining the concept of goodwill impairment as the condition that exists when the carrying amount of a reporting unit exceeds its fair value. The Update eliminates “Step 2” of the current goodwill impairment test, which requires entities to determine goodwill impairment by calculating the implied fair value of goodwill by assigning the fair value of a reporting unit to all of its assets and liabilities as if that reporting unit had been acquired in a business combination. The amendments in the Update are effective for annual and interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early adoption is permitted for impairment tests conducted after January 1, 2017. The revised guidance will not impact the Company’s financial position or results of operations and will simplify its annual goodwill impairment test, generally conducted in the fourth quarter. For more details regarding the Company’s goodwill assessment process, please refer to the summary of Critical Accounting Policies. The Company intends to adopt the Update in the first quarter of 2017, and will apply the revised guidance to impairment tests conducted after January 1, 2017.

3.                                      SIGNIFICANT TRANSACTIONS

On January 15, 2016, the Company completed the transaction contemplated by the Master Agreement, dated September 30, 2015 (the “Master Agreement”), with Genworth Life and Annuity Insurance Company (“GLAIC”). Pursuant to the Master Agreement, effective January 1, 2016, the Company entered into a reinsurance agreement (the “Reinsurance Agreement”) under the terms of which the Company coinsures certain term life insurance business of GLAIC (the “GLAIC Block”). In connection with the reinsurance transaction, on January 15, 2016, Golden Gate Captive Insurance Company (“Golden Gate”), a wholly owned subsidiary of the Company, and Steel City, LLC (“Steel City”), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of “XXX” reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and West Coast Life Insurance Company (“WCL”), a direct wholly owned subsidiary of the Company. Steel City issued notes with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the “Risk-Takers”) provide credit enhancement to the Steel City notes for the 18-year term in exchange for credit enhancement fees. The transaction is “non-recourse” to PLC, WCL and the Company, meaning that none of these companies are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City, including a guarantee of the fees to the Risk-Takers. As a result of the financing transaction described above, the $800 million of Golden Gate Series A Surplus Notes held by PLC were contributed to the Company and then subsequently contributed to Golden Gate, which resulted in the extinguishment of these notes. Also on January 15, 2016, Golden Gate paid an extraordinary dividend of $300 million to the Company as approved by the Vermont Department of Financial Regulation.

The transactions described above resulted in an increase to total assets and total liabilities of approximately $2.8 billion. Of the approximate $2.8 billion increase in total assets, $0.6 billion was the result of the reinsurance transaction with GLAIC which included a $280 million increase in VOBA. The remaining $2.2 billion increase to total assets and liabilities is associated with the financing transaction between Golden Gate and Steel City.

The Company considered whether the Reinsurance Agreement constituted the purchase of a business for accounting and reporting purposes pursuant to ASC 805, Business Combinations. While the transaction included a continuation of the revenue-producing activities associated with the reinsured policies, it did not result in the acquisition of a market distribution system, sales force or production techniques. Based on Management’s decision not to pursue distribution opportunities or future sales related to the reinsured policies, the Company accounted for the transaction as a reinsurance agreement under ASC 944, Insurance Contracts and asset acquisition under ASC 805. Accordingly, the Company recorded the assets and liabilities acquired under the reinsurance agreement at fair value and recognized an intangible asset, VOBA, equal to the excess of the fair value of assets acquired over liabilities assumed, measured in accordance with the Company’s accounting policies for insurance and reinsurance contracts that it issues or holds pursuant to ASC 944.

USWC Holding Company Acquisition

On December 1, 2016, the Company completed the acquisition of the Pompano Beach, Florida-based USWC Holding Company (“US Warranty”) pursuant to a Stock Purchase Agreement. US Warranty’s primary operating subsidiary is United States Warranty Corp., which currently markets vehicle service contracts, GAP coverage, and a suite of ancillary automotive maintenance and protection products nationwide. This acquisition is expected to provide the Company’s Asset Protection segment and USWC with expanded market reach, enhanced product and operational capabilities, and higher collective growth potential.

The transaction was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC Topic 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. On the acquisition date, goodwill of $61.0 million represented the cost in excess of the fair value of net assets acquired (including identifiable intangibles), and reflected the US Warranty’s assembled workforce, future growth potential and other sources of value not associated with identifiable assets. The Company acquired 100% of voting equity interests. The aggregate purchase price for US Warranty was $136.1 million.

The amount recorded as the value of business acquired at December 1, 2016, represents the actuarially estimated present value of after-tax future cash flows, adjusted for statutory reserve differences and cost of capital, from the policies acquired through the US Warranty acquisition. This amount will be amortized in proportion with the gross premiums or estimated net profits of the acquired insurance contracts.

The following table summarizes the fair values of the net assets acquired as of the acquisition date:

Fair Value As of December 1, 2016
(Dollars in Thousands)
Assets
Fixed maturities	$10,592
Other long-term investments	2,340
Cash	122,167
Accrued investment income	52
Accounts and premiums receivables	18,536
Reinsurance receivable	9,397
Value of businesses acquired	5,079
Goodwill	61,027
Other intangibles	70,400
Property and equipment	390
Accrued income taxes	4,161
Other assets	40
Total assets	304,181
Liabilities
Unearned premiums	$82,757
Other policyholders’ funds	21,483
Other liabilities	24,951
Deferred income taxes	38,929
Total liabilities	168,120
Net assets acquired	$136,061

Intangible assets recognized by the Company included the following (excluding goodwill):

	Estimated
	Fair Value on	Estimated
	Acquisition Date	Useful Life
	(Dollars In Thousands)	(In Years)
Distribution relationships	$65,000	13-21
Trade names	1,400	5-6
Technology	4,000	8-11
Total intangible assets	$70,400

Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Thousands)
2017	$4,843
2018	4,843
2019	4,843
2020	4,843
2021	4,843

The following (unaudited) pro forma condensed consolidated results of operations assumes that the acquisition of US Warranty was completed as of January 1, 2015:

	Successor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015
	(Dollars In Thousands)
Revenue(1)	$4,342,054	$3,530,073
Net income(2)	352,856	179,877

(1)         Includes $4.7 million of revenue recognized in the Company’s net income for year ended December 31, 2016 (Successor Company).

(2)         Includes $0.2 million of net income recognized in the Company’s net income for the year ended December 31, 2016 (Successor Company).

The pro forma information above is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of that time, not is it intended to be a projection of future results.

4.                                      DAI-ICHI MERGER

On February 1, 2015 PLC, subsequent to required approvals from PLC’s shareholders and relevant regulatory authorities, became a wholly owned subsidiary of Dai-ichi Life as contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) with Dai-ichi Life and DL Investment (Delaware), Inc., a Delaware corporation and wholly owned subsidiary of Dai-ichi Life Holdings, Inc., which provided for the Merger of DL Investment (Delaware), Inc. with and into PLC, with PLC surviving the Merger as a wholly owned subsidiary of Dai-ichi Life. On February 1, 2015 each share of PLC’s common stock outstanding was converted into the right to receive $70 per share, without interest (the “Per Share Merger Consideration”). The aggregate cash consideration paid in connection with the Merger for the outstanding shares of common stock was approximately $5.6 billion and paid directly to the shareowners of record by Dai-ichi Life. The Merger provided Dai-ichi Life with a platform for growth in the United States, where it did not previously have a significant presence. In connection with the completion of the Merger, PLC’s previously publicly traded equity was delisted from the NYSE, although PLC and the Company remain SEC registrants for financial reporting purposes in the United States.

The Merger was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC Topic 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. On the date of the Merger, goodwill of $735.7 million represented the cost in excess of the fair value of PLC’s net assets acquired (including identifiable intangibles) in the Merger, and reflected the Company’s assembled workforce, future growth potential and other sources of value not associated with identifiable assets. During the measurement period subsequent to February

1, 2015, the Company made adjustments to provisional amounts related to certain tax balances that resulted in a decrease to goodwill of $3.3 million from the amount recorded at the Merger date. The balance of goodwill associated with the Merger as of December 31, 2016 (Successor Company) is $732.4 million. None of the goodwill is tax deductible.

The following table summarizes the fair value of assets acquired and liabilities assumed at the acquisition date:

Fair Value
As of
February 1, 2015
(Dollars In Thousands)
Assets
Fixed maturities	$38,342,948
Equity securities	699,081
Mortgage loans	5,580,229
Investment real estate	7,456
Policy loans	1,751,872
Other long-term investments	657,346
Short-term investments	311,236
Total investments	47,350,168
Cash	378,903
Accrued investment income	483,691
Accounts and premiums receivable	104,260
Reinsurance receivables	5,538,637
Value of business acquired	1,278,064
Goodwill	735,712
Other intangibles	683,000
Property and equipment	102,736
Other assets	224,555
Income tax receivable	50,117
Assets related to separate accounts
Variable annuity	12,970,587
Variable universal life	819,188
Total assets	$70,719,618
Liabilities
Future policy and benefit claims	$30,195,397
Unearned premiums	622,278
Total policy liabilities and accruals	30,817,675
Stable value product account balances	1,932,277
Annuity account balances	10,941,661
Other policyholders’ funds	1,388,083
Other liabilities	1,533,666
Deferred income taxes	1,861,632
Non-recourse funding obligations	1,895,636
Repurchase program borrowings	50,000
Liabilities related to separate accounts
Variable annuity	12,970,587
Variable universal life	819,188
Total liabilities	64,210,405
Net assets acquired	$6,509,213

Treatment of Benefit Plans

At or immediately prior to the Merger, each stock appreciation right with respect to shares of PLC’s Common Stock granted under any Stock Plan (each, a “SAR”) that was outstanding and unexercised immediately prior to the Merger and that had a base price per share of Common Stock underlying such SAR (the “Base Price”) that was less than the Per Share Merger Consideration (each such SAR, an “In-the-Money SAR”), whether or not exercisable or vested, was cancelled and converted into the right to receive an amount in cash less any applicable withholding taxes, determined by multiplying (i) the excess of the Per

Share Merger Consideration over the Base Price of such In-the-Money SAR by (ii) the number of shares of PLC’s Common Stock subject to such In- the-Money SAR (such amount, the “SAR Consideration”).

At or immediately prior to the effective time of the Merger, each restricted stock unit with respect to a share of PLC’s Common Stock granted under any Stock Plan (each, a “RSU”) that was outstanding immediately prior to the Merger, whether or not vested, was cancelled and converted into the right to receive an amount in cash, without interest, less any applicable withholding taxes, determined by multiplying (i) the Per Share Merger Consideration by (ii) the number of PLC’s RSUs.

The number of performance shares earned for each award of performance shares granted under any PLC Stock Plan was calculated by determining the number of performance shares that would have been paid if the subject award period had ended on the December 31 immediately preceding the Merger (based on the conditions set for payment of performance share awards for the subject award period), provided that the number of performance shares earned for each award were not less than the aggregate number of performance shares at the target performance level. Each performance share earned that was outstanding immediately prior to the Merger, whether or not vested, was cancelled and converted into the right to receive an amount in cash, without interest, less any applicable withholding taxes, determined by multiplying (i) the Per Share Merger Consideration by (ii) the number of Performance Shares.

5.                                      MONY CLOSED BLOCK OF BUSINESS

In 1998, MONY Life Insurance Company (“MONY”) converted from a mutual insurance company to a stock corporation (“demutualization”). In connection with its demutualization, an accounting mechanism known as a closed block (the “Closed Block”) was established for certain individuals’ participating policies in force as of the date of demutualization. Assets, liabilities, and earnings of the Closed Block are specifically identified to support its participating policyholders. The Company acquired the Closed Block in conjunction with the acquisition of MONY in 2013.

Assets allocated to the Closed Block inure solely to the benefit of each Closed Block’s policyholders and will not revert to the benefit of MONY or the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of MONY’s general account, any of MONY’s separate accounts or any affiliate of MONY without the approval of the Superintendent of The New York State Department of Financial Services (the “Superintendent”). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the general account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income (loss) (“AOCI”)) at the acquisition date of October 1, 2013, represented the estimated maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. In connection with the acquisition of MONY, the Company developed an actuarial calculation of the expected timing of MONY’s Closed Block’s earnings as of October 1, 2013. Pursuant to the acquisition of the Company by Dai-ichi Life, this actuarial calculation of the expected timing of MONY’s Closed Block earnings was recalculated and reset as of February 1, 2015, along with the establishment of a policyholder dividend obligation as of such date.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in the Company’s net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend, unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Closed Block as of December 31, 2016 and 2015 (Successor Company) and is as follows:

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Closed block liabilities
Future policy benefits, policyholders’ account balances and other policyholder liabilities	$5,896,355	$6,010,520
Policyholder dividend obligation	31,932	—
Other liabilities	40,007	24,539
Total closed block liabilities	5,968,294	6,035,059
Closed block assets
Fixed maturities, available-for-sale, at fair value	4,440,105	4,426,090
Mortgage loans on real estate	201,088	247,162
Policy loans	712,959	746,102
Cash and other invested assets	108,270	34,420
Other assets	135,794	162,640
Total closed block assets	5,598,216	5,616,414
Excess of reported closed block liabilities over closed block assets	370,078	418,645
Portion of above representing accumulated other comprehensive income:
Net unrealized investments gains (losses) net of policyholder dividend obligation of $(128,343) (Successor) and $(179,360) (Successor)	—	(18,597)
Future earnings to be recognized from closed block assets and closed block liabilities	$370,078	$400,048

Reconciliation of the policyholder dividend obligation is as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Policyholder dividend obligation, beginning balance	$—	$323,432	$366,745
Applicable to net revenue (losses)	(46,557)	(47,493)	(1,369)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation; includes deferred tax benefits of $69,108 (2016 - Successor); $(96,579) (2015 - Successor); $47,277 (2015 - Predecessor)	78,489	(275,939)	135,077
Policyholder dividend obligation, ending balance	$31,932	$—	$500,453

Closed Block revenues and expenses were as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Revenues
Premiums and other income	$189,700	$185,562	$15,065
Net investment income	211,175	193,203	19,107
Net investment gains	1,524	3,333	568
Total revenues	402,399	382,098	34,740
Benefits and other deductions
Benefits and settlement expenses	353,488	336,629	31,152
Other operating expenses	2,804	1,001	—
Total benefits and other deductions	356,292	337,630	31,152
Net revenues before income taxes	46,107	44,468	3,588
Income tax expense	16,137	14,920	1,256
Net revenues	$29,970	$29,548	$2,332

6.                                      INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Fixed maturities	$1,547,346	$1,266,769	$140,052	$1,711,722
Equity securities	38,838	40,879	2,556	41,533
Mortgage loans	270,749	252,577	24,977	360,778
Investment real estate	2,152	2,528	112	4,483
Short-term investments	99,979	93,938	9,974	109,592
	1,959,064	1,656,691	177,671	2,228,108
Other investment expenses	135,601	123,895	13,066	130,095
Net investment income	$1,823,463	$1,532,796	$164,605	$2,098,013

Net realized investment gains (losses) for all other investments are summarized as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Fixed maturities	$32,183	$1,272	$6,891	$75,074
Equity securities	92	(1,001)	—	495
Impairments on corporate securities	(17,748)	(26,993)	(481)	(7,275)
Modco trading portfolio	67,583	(167,359)	73,062	142,016
Other investments	(9,228)	153	1,200	(12,283)
Total realized gains (losses) - investments	$72,882	$(193,928)	$80,672	$198,027

Gross realized gains and gross realized losses on investments available-for-sale (fixed maturities, equity securities, and short-term investments) are as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Gross realized gains	$42,058	$8,735	$6,920	$76,737
Gross realized losses	$(27,531)	$(35,457)	$(469)	$(8,443)
Impairments losses included in gross realized losses	$(17,748)	$(26,993)	$(481)	$(7,275)

The chart below summarizes the fair value (proceeds) and the gains/losses realized on securities the Company sold that were in an unrealized gain position and an unrealized loss position.

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Securities in an unrealized gain position:
Fair value (proceeds)	$1,194,808	$948,774	$172,551	$1,658,042
Gains realized	$42,058	$8,735	$6,920	$76,736

Securities in an unrealized loss position(1):
Fair value (proceeds)	$85,835	$178,415	$435	$22,868
Losses realized	$(9,783)	$(8,463)	$(29)	$(1,168)

(1) The Company made the decision to exit these holdings in conjunction with its overall asset liability management process.

The amortized cost and fair value of the Company’s investments classified as available-for-sale are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI(1)
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Fixed maturities:
Residential mortgage-backed securities	$1,904,165	$10,737	$(25,295)	$1,889,607	$(9)
Commercial mortgage-backed securities	1,820,644	2,455	(40,602)	1,782,497	—
Other asset-backed securities	1,210,490	21,741	(20,698)	1,211,533	—
U.S. government-related securities	1,308,192	422	(40,455)	1,268,159	—
Other government-related securities	251,197	1,526	(14,797)	237,926	—
States, municipals, and political subdivisions	1,760,837	1,224	(105,558)	1,656,503	—
Corporate securities	28,655,364	151,383	(1,582,098)	27,224,649	(11,030)
Preferred stock	94,362	—	(8,519)	85,843	—
	37,005,251	189,488	(1,838,022)	35,356,717	(11,039)
Equity securities	722,868	7,751	(21,685)	708,934	—
Short-term investments	263,185	—	—	263,185	—
	$37,991,304	$197,239	$(1,859,707)	$36,328,836	$(11,039)
As of December 31, 2015
Fixed maturities:
Residential mortgage-backed securities	$1,773,099	$9,286	$(17,112)	$1,765,273	$—
Commercial mortgage-backed securities	1,327,288	428	(41,852)	1,285,864	—
Other asset-backed securities	813,056	2,758	(18,763)	797,051	—
U.S. government-related securities	1,566,260	449	(34,532)	1,532,177	—
Other government-related securities	18,483	—	(743)	17,740	—
States, municipals, and political subdivisions	1,729,732	682	(126,814)	1,603,600	—
Corporate securities	28,433,530	26,147	(2,681,020)	25,778,657	(605)
Preferred stock	64,362	192	(1,867)	62,687	—
	35,725,810	39,942	(2,922,703)	32,843,049	(605)
Equity securities	684,888	13,255	(6,477)	691,666	—
Short-term investments	202,110	—	—	202,110	—
	$36,612,808	$53,197	$(2,929,180)	$33,736,825	$(605)

(1)         These amounts are included in the gross unrealized gains and gross unrealized losses columns above.

As of December 31, 2016 and 2015 (Successor Company), the Company had an additional $2.6 billion and $2.7 billion of fixed maturities, $7.1 million and $8.3 million of equity securities, and $52.6 million and $61.7 million of short-term investments classified as trading securities, respectively.

The amortized cost and fair value of available-for-sale and held-to-maturity fixed maturities as of December 31, 2016 (Successor Company), by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-sale		Held-to-maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars In Thousands)
Due in one year or less	$564,081	$565,452	$—	$—
Due after one year through five years	7,190,074	7,161,104	—	—
Due after five years through ten years	7,640,640	7,508,825	—	—
Due after ten years	21,610,456	20,121,336	2,770,177	2,733,340
	$37,005,251	$35,356,717	$2,770,177	$2,733,340

The chart below summarizes the Company’s other-than-temporary impairments of investments. All of the impairments were related to fixed maturities.

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Other-than-temporary impairments	$(32,075)	$(28,659)	$(636)	$(2,589)
Non-credit impairment losses recorded in other comprehensive income	14,327	1,666	155	(4,686)
Net impairment losses recognized in earnings	$(17,748)	$(26,993)	$(481)	$(7,275)

There were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company).

The following chart is a rollforward of available-for-sale credit losses on fixed maturities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Beginning balance	$22,761	$—	$15,463	$41,674
Additions for newly impaired securities	14,876	22,761	—	—
Additions for previously impaired securities	2,063	—	221	2,263
Reductions for previously impaired securities due to a change in expected cash flows	(24,396)	—	—	(28,474)
Reductions for previously impaired securities that were sold in the current period	(2,619)	—	—	—
Other	—	—	—	—
Ending balance	$12,685	$22,761	$15,684	$15,463

The following table includes the gross unrealized losses and fair value of the Company’s investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2016 (Successor Company):

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage-backed securities	$1,051,694	$(21,178)	$170,826	$(4,117)	$1,222,520	$(25,295)
Commercial mortgage-backed securities	1,426,252	(36,589)	100,475	(4,013)	1,526,727	(40,602)
Other asset-backed securities	323,706	(9,291)	176,792	(11,407)	500,498	(20,698)
U.S. government-related securities	1,237,942	(40,454)	3	(1)	1,237,945	(40,455)
Other government-related securities	98,412	(2,907)	79,393	(11,890)	177,805	(14,797)
States, municipalities, and political subdivisions	1,062,368	(63,809)	548,254	(41,749)	1,610,622	(105,558)
Corporate securities	12,490,517	(467,463)	9,791,313	(1,114,635)	22,281,830	(1,582,098)
Preferred stock	66,781	(6,642)	19,062	(1,877)	85,843	(8,519)
Equities	411,845	(15,273)	69,497	(6,412)	481,342	(21,685)
	$18,169,517	$(663,606)	$10,955,615	$(1,196,101)	$29,125,132	$(1,859,707)

RMBS and CMBS had gross unrealized losses greater than twelve months of $4.1 million and $4.0 million, respectively, as of December 31, 2016 (Successor Company). Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $11.4 million as of December 31, 2016 (Successor Company). This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program (“FFELP”). At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The states, municipalities, and political subdivisions categories had gross unrealized losses greater than twelve months of $41.7 million as of December 31, 2016 (Successor Company). These declines were related to changes in interest rates.

The corporate securities category has gross unrealized losses greater than twelve months of $1.1 billion as of December 31, 2016 (Successor Company). The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

As of December 31, 2016 (Successor Company), the Company had a total of 2,375 positions that were in an unrealized loss position, but the Company does not consider these unrealized loss positions to be other-than-temporary. This is based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and the Company does not intend to sell or expect to be required to sell the securities before recovering the Company’s amortized cost of the securities.

The following table includes the gross unrealized losses and fair value of the Company’s investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2015 (Successor Company):

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage-backed securities	$977,433	$(17,112)	$—	$—	$977,433	$(17,112)
Commercial mortgage-backed securities	1,232,495	(41,852)	—	—	1,232,495	(41,852)
Other asset-backed securities	633,274	(18,763)	—	—	633,274	(18,763)
U.S. government-related securities	1,291,476	(34,532)	—	—	1,291,476	(34,532)
Other government-related securities	17,740	(743)	—	—	17,740	(743)
States, municipalities, and political subdivisions	1,566,752	(126,814)	—		1,566,752	(126,814)
Corporate securities	24,235,121	(2,681,020)		—	24,235,121	(2,681,020)
Preferred Stock	34,685	(1,867)	—	—	34,685	(1,867)
Equities	248,493	(6,477)	—	—	248,493	(6,477)
	$30,237,469	$(2,929,180)	$—	$—	$30,237,469	$(2,929,180)

The book value of the Company’s investment portfolio was marked to fair value as of February 1, 2015 (Successor Company), in conjunction with the Dai-ichi Merger which resulted in the elimination of previously unrealized gains and losses from accumulated other comprehensive income. The level of interest rates as of February 1, 2015 (Successor Company) resulted in an increase in the carrying value of the Company’s investments. Since February 1, 2015 (Successor Company), interest rates have increased resulting in net unrealized losses in the Company’s investment portfolio.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company’s amortized cost of the securities.

As of December 31, 2016 (Successor Company), the Company had securities in its available-for-sale portfolio which were rated below investment grade with a fair value of $2.0 billion and had an amortized cost of $2.0 billion. In addition, included in the Company’s trading portfolio, the Company held $263.1 million of securities which were rated below investment grade. Approximately $354.0 million of the below investment grade securities held by the Company were not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale is summarized as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Fixed maturities	$802,248	$(1,873,795)	669,160	$1,224,248
Equity securities	(13,463)	4,406	12,172	33,642

The amortized cost and fair value of the Company’s investments classified as held-to-maturity as of December 31, 2016 and 2015 (Successor Company), are as follows:

Successor Company As of December 31, 2016	Amortized Cost	Gross Unrecognized Holding Gains	Gross Unrecognized Holding Losses	Fair Value	Total OTTI Recognized in OCI
	(Dollars In Thousands)
Fixed maturities:
Securities issued by affiliates:
Red Mountain LLC	$654,177	$—	$(67,222)	$586,955	$—
Steel City LLC	2,116,000	30,385	—	2,146,385	—
	$2,770,177	$30,385	$(67,222)	$2,733,340	$—

Successor Company As of December 31, 2015	Amortized Cost	Gross Unrecognized Holding Gains	Gross Unrecognized Holding Losses	Fair Value	Total OTTI Recognized in OCI
	(Dollars In Thousands)
Fixed maturities:
Securities issued by affiliates:
Red Mountain LLC	$593,314	$—	$(78,314)	$515,000	$—
	$593,314	$—	$(78,314)	$515,000	$—

During the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), the Company did not record any other-than-temporary impairments on held-to-maturity securities.

The Company’s held-to-maturity securities had $30.4 million of gross unrecognized holding gains and $67.2 million of gross unrecognized holding losses by maturity as of December 31, 2016 (Successor Company). The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings of the guarantor, financial health of the issuer and guarantor, continued access of the issuer to capital markets and other pertinent information. These held-to-maturity securities are issued by affiliates of the Company which are considered VIE’s. The Company is not the primary beneficiary of these entities and thus the securities are not eliminated in consolidation. These securities are collateralized by non-recourse funding obligations issued by captive insurance companies that are affiliates of the Company.

The Company’s held-to-maturity securities had $78.3 million of gross unrecognized holding losses as of December 31, 2015 (Successor Company). The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings of the guarantor, financial health of the issuer and guarantor, continued access of the issuer to capital markets and other pertinent information.

The Company held $39.5 million of non-income producing securities for the year ended December 31, 2016 (Successor Company).

Included in the Company’s invested assets are $1.7 billion of policy loans as of December 31, 2016 (Successor Company). The interest rates on standard policy loans range from 3.0% to 8.0%. The collateral loans on life insurance policies have an interest rate of 13.64%.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available for sale, or held to maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity (“VIE”). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE.

Based on this analysis, the Company had an interest in one wholly owned subsidiary, Red Mountain, LLC (“Red Mountain”), that was determined to be a VIE as of December 31, 2016 and 2015 (Successor Company). The activity most significant to Red Mountain is the issuance of a note in connection with a financing transaction involving Golden Gate V Vermont Captive Insurance Company (“Golden Gate V”) and the Company in which Golden Gate V issued non-recourse funding obligations to Red Mountain and Red Mountain issued the note to Golden Gate V. Credit enhancement on the Red Mountain Note is provided by an unrelated third party. For details of this transaction, see Note 15, Debt and Other Obligations. The Company has the power, via its 100% ownership through an affiliate, to direct the activities of the VIE, but does not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third party in its function as provider of credit enhancement on the Red Mountain Note. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company’s risk of loss related to the VIE is limited to its investment of $10,000. Additionally, PLC, the holding company, has guaranteed Red Mountain’s payment obligation for the VIE’s credit enhancement fee to the unrelated third party provider. As of December 31, 2016 (Successor Company), no payments have been made or required related to this guarantee.

Steel City, a newly formed wholly owned subsidiary of the Company, entered into a financing agreement on January 15, 2016 involving Golden Gate Captive Insurance Company, in which Golden Gate issued non-recourse funding obligations to Steel City and Steel City issued three notes (the “Steel City Notes”) to Golden Gate. Credit enhancement on the Steel City Notes is provided by unrelated third parties. For details of the financing transaction, see Note 15, Debt and Other Obligations. The activity most significant to Steel City is the issuance of the Steel City Notes. The Company had the power, via its 100% ownership, to direct the activities of the VIE, but did not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third parties in their function as providers of credit enhancement on the Steel City Notes. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company’s risk of loss related to the VIE is limited to its investment of $10,000. Additionally, the Company has guaranteed Steel City’s payment obligation for the credit enhancement fee to the unrelated third party providers. As of December 31, 2016 (Successor Company), no payments have been made or required related to this guarantee.

7.             FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company’s periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•                 Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•                 Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)             Quoted prices for similar assets or liabilities in active markets

b)             Quoted prices for identical or similar assets or liabilities in non-active markets

c)              Inputs other than quoted market prices that are observable

d)           Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•                 Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities - available-for-sale
Residential mortgage-backed securities	$—	$1,889,604	$3	$1,889,607
Commercial mortgage-backed securities	—	1,782,497	—	1,782,497
Other asset-backed securities	—	648,929	562,604	1,211,533
U.S. government-related securities	1,002,020	266,139	—	1,268,159
State, municipalities, and political subdivisions	—	1,656,503	—	1,656,503
Other government-related securities	—	237,926	—	237,926
Corporate securities	—	26,560,603	664,046	27,224,649
Preferred stock	66,781	19,062	—	85,843
Total fixed maturity securities - available-for-sale	1,068,801	33,061,263	1,226,653	35,356,717
Fixed maturity securities - trading
Residential mortgage-backed securities	—	255,027	—	255,027
Commercial mortgage-backed securities	—	149,683	—	149,683
Other asset-backed securities	—	115,521	84,563	200,084
U.S. government-related securities	22,424	4,537	—	26,961
State, municipalities, and political subdivisions	—	316,519	—	316,519
Other government-related securities	—	63,012	—	63,012
Corporate securities	—	1,619,097	5,492	1,624,589
Preferred stock	3,985	—	—	3,985
Total fixed maturity securities - trading	26,409	2,523,396	90,055	2,639,860
Total fixed maturity securities	1,095,210	35,584,659	1,316,708	37,996,577
Equity securities	650,231	—	65,786	716,017
Other long-term investments (1)	82,420	335,497	115,516	533,433
Short-term investments	313,835	1,999	—	315,834
Total investments	2,141,696	35,922,155	1,498,010	39,561,861
Cash	214,439	—	—	214,439
Assets related to separate accounts
Variable annuity	13,244,252	—	—	13,244,252
Variable universal life	895,925	—	—	895,925
Total assets measured at fair value on a recurring basis	$16,496,312	$35,922,155	$1,498,010	$53,916,477

Liabilities:
Annuity account balances(2)	$—	$—	$87,616	$87,616
Other liabilities(1)(3)	13,004	255,241	405,803	674,048
Total liabilities measured at fair value on a recurring basis	$13,004	$255,241	$493,419	$761,664

(1)         Includes certain freestanding and embedded derivatives.

(2)         Represents liabilities related to fixed indexed annuities.

(3)         During 2016, the Company revised its methodology for assessing inputs to its valuation of certain centrally cleared derivatives. The change in estimate resulted in a transfer of $169.4 million in other long-term investments and $120.0 million in other liabilities from Level 1 to Level 2 of the fair value hierarchy.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2015 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities - available-for-sale
Residential mortgage-backed securities	$—	$1,765,270	$3	$1,765,273
Commercial mortgage-backed securities	—	1,285,864	—	1,285,864
Other asset-backed securities	—	210,020	587,031	797,051
U.S. government-related securities	1,054,353	477,824	—	1,532,177
State, municipalities, and political subdivisions	—	1,603,600	—	1,603,600
Other government-related securities	—	17,740	—	17,740
Corporate securities	83	24,876,455	902,119	25,778,657
Preferred stock	43,073	19,614	—	62,687
Total fixed maturity securities - available-for-sale	1,097,509	30,256,387	1,489,153	32,843,049

Fixed maturity securities - trading
Residential mortgage-backed securities	—	286,658	—	286,658
Commercial mortgage-backed securities	—	146,743	—	146,743
Other asset-backed securities	—	122,511	152,912	275,423
U.S. government-related securities	233,592	4,755	—	238,347
State, municipalities, and political subdivisions	—	313,354	—	313,354
Other government-related securities	—	58,827	—	58,827
Corporate securities	—	1,322,276	18,225	1,340,501
Preferred stock	2,794	1,402	—	4,196
Total fixed maturity securities - trading	236,386	2,256,526	171,137	2,664,049
Total fixed maturity securities	1,333,895	32,512,913	1,660,290	35,507,098
Equity securities	620,358	13,063	66,504	699,925
Other long-term investments (1)	113,699	141,487	68,384	323,570
Short-term investments	261,659	2,178	—	263,837
Total investments	2,329,611	32,669,641	1,795,178	36,794,430
Cash	212,358	—	—	212,358
Assets related to separate accounts
Variable annuity	12,829,188	—	—	12,829,188
Variable universal life	827,610	—	—	827,610
Total assets measured at fair value on a recurring basis	$16,198,767	$32,669,641	$1,795,178	$50,663,586

Liabilities:
Annuity account balances (2)	$—	$—	$92,512	$92,512
Other liabilities (1)	40,067	106,310	375,848	522,225
Total liabilities measured at fair value on a recurring basis	$40,067	$106,310	$468,360	$614,737

(1)         Includes certain freestanding and embedded derivatives.

(2)         Represents liabilities related to fixed indexed annuities.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price approximately 90% of the Company’s available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer’s credit rating, liquidity discounts, weighted- average of contracted cash flows, risk premium, if warranted, due to the issuer’s industry, and the security’s time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2016 (Successor Company).

The Company has analyzed the third party pricing services’ valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

During 2016, the Company revised its methodology for assessing inputs to its valuation of certain centrally cleared derivatives. The change in estimate resulted in a transfer of $169.4 million in other long-term assets and $120.0 million in other liabilities from Level 1 to Level 2 of the fair value hierarchy.

Asset-Backed Securities

This category mainly consists of residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities (collectively referred to as asset-backed securities or “ABS”). As of December 31, 2016 (Successor Company), the Company held $4.8 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

As of December 31, 2016 (Successor Company), the Company held $647.2 million of Level 3 ABS, which included $562.6 million of other asset-backed securities classified as available-for-sale and $84.6 million of other asset-backed securities classified as trading. These securities within the available-for-sale portfolio are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. Due to the limited activity in the market for these securities in periods where there are insufficient market transactions, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities, 8) liquidity premium, and 9) paydown rate. In periods where market activity increases and there are transactions at a price that is not the result of a distressed or forced sale we consider those prices as part of our valuation. If the market activity during a period is solely the result of the issuer redeeming positions we consider those transactions in our valuation, but still consider them to be level three measurements due to the nature of the transaction.

Corporate Securities, U.S. Government-Related Securities, States, Municipals, and Political Subdivisions, and Other Government Related Securities

As of December 31, 2016 (Successor Company), the Company classified approximately $30.7 billion of corporate securities, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the securities are considered to be the primary relevant inputs to the valuation: 1) weighted- average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

The brokers and third party pricing service utilize valuation models that consist of a hybrid income and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2016 (Successor Company), the Company classified approximately $669.5 million of securities as Level 3 valuations. Level 3 securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2016 (Successor Company), the Company held approximately $65.8 million of equity securities classified as Level 2 and Level 3. Of this total, $65.7 million represents FHLB stock. The Company believes that the cost of the FHLB stock approximates fair value.

Other Long-Term Investments and Other Liabilities

Other long-term investments and other liabilities consist entirely of free-standing and embedded derivative financial instruments. Refer to Note 8, Derivative Financial Instruments for additional information related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2016 (Successor Company), 79% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate and equity market volatility indices, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

Derivative instruments classified as Level 1 generally include futures and options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include swaps, options, and swaptions, which are traded over-the-counter. Level 2 also includes certain centrally cleared derivatives. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

The embedded derivatives are carried at fair value in other long-term investments and other liabilities on the Company’s consolidated balance sheet. The changes in fair value are recorded in earnings as “Realized investment gains (losses)—Derivative financial instruments”. Refer to Note 8, Derivative Financial Instruments for more information related to each embedded derivatives gains and losses.

The fair value of the GLWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near- term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the Ruark 2015 ALB table with attained age factors varying from 91.1% - 106.6%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company’s non-performance risk). As a result of using significant unobservable inputs, the GLWB embedded derivative is categorized as Level 3. These assumptions are reviewed on a quarterly basis.

The balance of the FIA embedded derivative is impacted by policyholder cash flows associated with the FIA product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the FIA embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the 1994 Variable Annuity MGDB mortality table modified with company experience, with attained age factors varying from 46% - 113%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company’s non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the FIA embedded derivative is categorized as Level 3.

The balance of the indexed universal life (“IUL”) embedded derivative is impacted by policyholder cash flows associated with the IUL product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the IUL embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the SOA 2015 VBT Primary Tables modified with company experience, with attained age factors varying from 38% - 153%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBORup to one year and constant maturity treasury rates plus a credit spread (to represent the Company’s non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the IUL embedded derivative is categorized as Level 3.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. As a result, these agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in earnings. The investments supporting these agreements are designated as “trading securities”; therefore changes in their fair value are also reported in earnings. As of December 31, 2016 (Successor Company), the fair value of the embedded derivative is based upon the relationship between the statutory policy liabilities (net of policy loans) of $2.4 billion and the statutory unrealized gain (loss) of the securities of $147.3 million. As a result, changes in the fair value of the embedded derivatives are largely offset by the changes in fair value of the related investments and each are reported in earnings. The fair value of the embedded derivative is considered a Level 3 valuation due to the unobservable nature of the policy liabilities.

Certain of the Company’s subsidiaries have entered into interest support, yearly renewable term (“YRT”) premium support, and portfolio maintenance agreements with PLC. These agreements meet the definition of a derivative and are accounted for at fair value and are considered Level 3 valuations. The fair value of these derivatives as of December 31, 2016 (Successor Company), was $48.9 million and is included in Other long-term investments. For information regarding realized gains on these derivatives please refer to Note 8, Derivative Financial Instruments.

The Interest Support Agreement provides that PLC will make payments to Golden Gate II if actual investment income on certain of Golden Gate II’s asset portfolios falls below a calculated investment income amount as defined in the Interest Support Agreement. The calculated investment income amount is a level of investment income deemed to be sufficient to support certain of Golden Gate II’s obligations under a reinsurance agreement with the Company, dated July 1, 2007. The derivative is valued using an internal valuation model that assumes a conservative projection of investment income under an adverse interest rate scenario and the probability that the expectation falls below the calculated investment income amount. This derivative had a fair value of $43.3 million as of December 31, 2016 (Successor Company), however, interest support agreement obligations to Golden Gate II of approximately $1.5 million have been collateralized by PLC. Re-evaluation, if necessary, adjustments of any support agreement collateralization amounts occur annually during the first quarter pursuant to the terms of the support agreement. As of December 31, 2016 (Successor Company), no payments have been triggered under this agreement.

The YRT Premium support agreements provide that PLC will make payments to Golden Gate and Golden Gate II in the event that YRT premium rates increase. The derivatives are valued using an internal valuation model. The valuation model is a probability weighted discounted cash flow model. The value is primarily a function of the likelihood and severity of future YRT premium increases. The fair value of these derivatives as of December 31, 2016 (Successor Company), was $2.0 million. As of December 31, 2016 (Successor Company), no payments have been triggered under this agreement.

The portfolio maintenance agreements provide that PLC will make payments to Golden Gate, Golden Gate V, and WCL in the event of other-than-temporary impairments on investments that exceed defined thresholds. The derivatives are valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on the investment portfolios. The fair value of the portfolio maintenance agreements as of December 31, 2016 (Successor Company), was $3.6 million. As of December 31, 2016 (Successor Company), no payments have been triggered under this agreement.

The Funds Withheld derivative results from a reinsurance agreement with Shades Creek where the economic performance of certain hedging instruments held by the Company is ceded to Shades Creek. The value of the Funds Withheld derivative is directly tied to the value of the hedging instruments held in the funds withheld account. The hedging instruments predominantly consist of derivative instruments the fair values of which are classified as a Level 2 measurement; as such, the fair value of the

Funds Withheld derivative has been classified as a Level 2 measurement. The fair value of the Funds Withheld derivative as of December 31, 2016 (Successor Company), was a liability of $91.3 million.

Annuity Account Balances

The Company records a certain legacy block of FIA reserves at fair value. Based on the characteristics of these reserves, the Company believes that the fund value approximates fair value. The fair value measurement of these reserves is considered a Level 3 valuation due to the unobservable nature of the fund values. The Level 3 fair value as of December 31, 2016 (Successor Company) is $87.6 million.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

Successor Company
	Fair Value As of December 31, 2016	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$553,308	Liquidation	Liquidation value	$88 - $97.25 ($95.04)
Corporate securities	638,279	Discounted cash flow	Spread over treasury	0.31% - 4.50% (2.04%)
Liabilities:(1)
Embedded derivatives—GLWB(2)	$7,031	Actuarial cash flow model	Mortality	91.1% to 106.6% of Ruark 2015 ALB Table
			Lapse	0.3% - 15%, depending on product/duration/funded status of guarantee
			Utilization	99%. 10% of policies have a one-time over-utilization of 400%
			Nonperformance risk	0.18% - 1.09%
Embedded derivative—FIA	147,368	Actuarial cash flow model	Expenses	$126 per policy
			Asset Earned Rate	4.08% - 4.66%
			Withdrawal rate	1% prior to age 70, 100% of the RMD for ages 70+
			Mortality	1994 MGDB table with company experience
			Lapse	2.0% - 40.0%, depending on duration/surrender charge period
			Nonperformance risk	0.18% - 1.09%
Embedded derivative—IUL	46,051	Actuarial cash flow model	Mortality	38% - 153% of 2015 VBT Primary Tables
			Lapse	0.5% - 10.0%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.18% - 1.09%

(1)              Excludes modified coinsurance arrangements.

(2)              The fair value for the GLWB embedded derivative is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2016 (Successor Company), but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $125.2 million of financial instruments being classified as Level 3 as of December 31, 2016 (Successor Company). Of the $125.2 million, $93.9 million are other asset-backed securities, and $31.3 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2016 (Successor Company), the Company held $65.7 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

Successor Company
	Fair Value As of December 31, 2015	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$587,031	Discounted cash flow	Liquidity premium	0.27% - 1.49% (0.42%)
			Paydown rate	10.20% - 14.72% (13.11%)
Corporate securities	875,810	Discounted cash flow	Spread over treasury	0.10% - 19.00% (2.61%)
Liabilities:(1)
Embedded derivatives—GLWB(2)	$18,511	Actuarial cash flow model	Mortality	1994 MGDB table with company experience
			Lapse	0.3% - 15%, depending on product/duration/funded status of guarantee
			Utilization	99%. 10% of policies have a one-time over-utilization of 400%
			Nonperformance risk	0.18% - 1.04%
Annuity account balances(3)	92,512	Actuarial cash flow model	Asset earned rate	4.53% - 5.67%
			Expenses	$81 per policy
			Withdrawal rate	2.20%
			Mortality	1994 MGDB table with company experience
			Lapse	2.2% - 33.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.18% - 1.04%
Embedded derivative—FIA	100,329	Actuarial cash flow model	Expenses	$81.50 per policy
			Withdrawal rate	1.1% - 4.5% depending on duration and tax qualification
			Mortality	1994 MGDB table with company experience
			Lapse	2.5% - 40.0%, depending on duration/surrender charge period
			Nonperformance risk	0.18% - 1.04%
Embedded derivative—IUL	29,629	Actuarial cash flow model	Mortality	38% - 153% of 2015
VBT Primary Tables
			Lapse	0.5% - 10.0%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.18% - 1.04%

(1)              Excludes modified coinsurance arrangements.

(2)              The fair value for the GLWB embedded derivative is presented as a net liability.

(3)              Represents liabilities related to fixed indexed annuities.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2015 (Successor Company), but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $197.5 million of financial instruments being classified as Level 3 as of December 31, 2015 (Successor Company). Of the $197.5 million, $152.9 million are other asset backed securities, and $44.6 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2015 (Successor Company), the Company held $66.5 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS’ fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities. The liquidation value for these securities are sensitive to the issuer’s available cash flows and ability to redeem the securities, as well as the current holders’ willingness to liquidate at the specified price.

The fair value of corporate bonds classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and decreases when spreads increase.

The fair value of the GLWB embedded derivative is sensitive to changes in the discount rate which includes the Company’s nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company’s nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the fair value of the liability and conversely, if there is a decrease in the assumptions the fair value would increase. The fair value is also dependent on the assumed policyholder utilization of the GLWB where an increase in assumed utilization would result in an increase in the fair value of the liability and conversely, if there is a decrease in the assumption, the fair value would decrease.

The fair value of the FIA embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The fair value of the IUL embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the IUL embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and non-performance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for year ended December 31, 2016 (Successor Company), for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses									Total Gains (losses) included in Earnings related to Instruments
	Beginning Balance	Included in Earnings	Included In Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	6	—	(1,608)	23,559	—	—	—	(21,938)	(19)	—	—
Other asset-backed securities	587,031	6,859	42,865	—	(29,673)	30,441	(79,314)	—	—	7,457	(3,062)	562,604	—
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	902,119	925	40,574	(4,135)	(33,151)	102,425	(225,556)	—	—	(109,792)	(9,363)	664,046	—
Total fixed maturity securities - available-for-sale	1,489,153	7,784	83,445	(4,135)	(64,432)	156,425	(304,870)	—	—	(124,273)	(12,444)	1,226,653	—
Fixed maturity securities - trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	152,912	5,386	—	(4,790)	—	—	(70,270)	—	—	172	1,153	84,563	594
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	18,225	713	—	(442)	—	10,906	(4,071)	—	—	(19,722)	(117)	5,492	101
Total fixed maturity securities - trading	171,137	6,099	—	(5,232)	—	10,906	(74,341)	—	—	(19,550)	1,036	90,055	695
Total fixed maturity securities	1,660,290	13,883	83,445	(9,367)	(64,432)	167,331	(379,211)	—	—	(143,823)	(11,408)	1,316,708	695
Equity securities	66,504	—	—	(740)	—	22	—	—	—	—	—	65,786	—
Other long-term investments(1)	68,384	76,606	—	(30,903)	—	1,429	—	—	—	—	—	115,516	45,703
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investments	1,795,178	90,489	83,445	(41,010)	(64,432)	168,782	(379,211)	—	—	(143,823)	(11,408)	1,498,010	46,398
Total assets measured at fair value on a recurring basis	$1,795,178	$90,489	$83,445	$(41,010)	$(64,432)	$168,782	$(379,211)	$—	$—	$(143,823)	$(11,408)	$1,498,010	$46,398

Liabilities:
Annuity account balances(2)	$92,512	$—	$—	$3,144	$—	$—	$—	$555	$9,844	$—	$1,249	$87,616	$—
Other liabilities(1)	375,848	252,324	—	(282,279)	—	—	—	—	—	—	—	405,803	(29,955)
Total liabilities measured at fair value on a recurring basis	$468,360	$252,324	$—	$(279,135)	$—	$—	$—	$555	$9,844	$—	$1,249	$493,419	$(29,955)

(1)    Represents certain freestanding and embedded derivatives.

(2)     Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2016 (Successor Company), there were $75.7 million of transfers into Level 3.

For the year ended December 31, 2016 (Successor Company), $221.5 million of securities were transferred into Level 2. This amount was transferred from Level 3. These transfers resulted from securities that were priced internally using significant unobservable inputs where market observable inputs were not available in previous periods but were priced by independent pricing services or brokers as of December 31, 2016 (Successor Company).

For the year ended December 31, 2016 (Successor Company), there were $12.2 million of transfers from Level 2 to Level 1.

For the year ended December 31, 2016 (Successor Company), $0.1 million of securities were transferred from Level 1. In addition, there was transfers of $169.4 million in other long-term investments and $120.0 million in other liabilities from Level 1 to Level 2.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of February 1, 2015 to December 31, 2015 (Successor Company), for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses									Total Gains (losses) included in Earnings related to Instruments
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	603,646	—	11,040	(92)	(17,076)	—	(9,677)	—	—	—	(810)	587,031	—
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	3,675	—	—	—	—	—	(3,675)	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	1,307,259	4,367	24,490	(963)	(52,898)	199,924	(407,052)	—	—	(164,588)	(8,420)	902,119	—
Total fixed maturity securities— available-for-sale	1,914,583	4,367	35,530	(1,055)	(69,974)	199,924	(420,404)	—	—	(164,588)	(9,230)	1,489,153	—
Fixed maturity securities—trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	169,473	6,260	—	(7,967)	—	2,000	(15,154)	—	—	(1,982)	282	152,912	(5,804)
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	25,130	501	—	(1,407)	—	—	(5,805)	—	—	—	(194)	18,225	(1,430)
Total fixed maturity securities—trading	194,603	6,761	—	(9,374)	—	2,000	(20,959)	—	—	(1,982)	88	171,137	(7,234)
Total fixed maturity securities	2,109,186	11,128	35,530	(10,429)	(69,974)	201,924	(441,363)	—	—	(166,570)	(9,142)	1,660,290	(7,234)
Equity securities	66,691	—	44	—	—	—	(231)	—	—	—	—	66,504	—
Other long-term investments(1)	64,200	52,792	—	(48,608)	—	—	—	—	—	—	—	68,384	4,184
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investments	2,240,077	63,920	35,574	(59,037)	(69,974)	201,924	(441,594)	—	—	(166,570)	(9,142)	1,795,178	(3,050)
Total assets measured at fair value on a recurring basis	$2,240,077	$63,920	$35,574	$(59,037)	$(69,974)	$201,924	$(441,594)	$—	$—	$(166,570)	$(9,142)	$1,795,178	$(3,050)

Liabilities:
Annuity account balances(2)	$98,279	$—	$—	$(6,156)	$—	$—	$—	$368	$12,291	$—	$—	$92,512	$—
Other liabilities(1)	530,118	278,171	—	(123,901)	—	—	—	—	—	—	—	375,848	154,270
Total liabilities measured at fair value on a recurring basis	$628,397	$278,171	$—	$(130,057)	$—	$—	$—	$368	$12,291	$—	$—	$468,360	$154,270

(1)         Represents certain freestanding and embedded derivatives.

(2)         Represents liabilities related to fixed indexed annuities.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), there were no transfers of securities into Level 3.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), $166.6 million transfers of securities were transferred into Level 2. This amount was transferred from Level 3. These transfers resulted from securities that were priced internally using significant unobservable inputs where market observable inputs were not available in previous periods but were priced by independent pricing services or brokers as of December 31, 2015 (Successor Company).

For the period of February 1, 2015 to December 31, 2015 (Successor Company), $90.4 million of securities were transferred from Level 2 to Level 1.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), $21.0 million of securities were transferred out of Level 1.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), for which the Company has used significant unobservable inputs (Level 3):

													Total Gains
													(losses)
													included in
		Total		Total									Earnings
		Realized and Unrealized		Realized and Unrealized									related to
		Gains		Losses									Instruments
			Included in		Included in								still held at
		Included	Other	Included	Other					Transfers			the
	Beginning	in	Comprehensive	in	Comprehensive					in/out of		Ending	Reporting
	Balance	Earnings	Income	Earnings	Income	Purchases	Sales	Issuances	Settlements	Level 3	Other	Balance	Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—		—	—	—	—	—	—			—	—
Other asset-backed securities	563,961	—	—	—	(3,867)	—	(32)	—	—	43,205	379	603,646	—
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	3,675	—	—	—	—	—	—	—	—	—	—	3,675	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	1,325,683	—	12,282	—	(23,029)	—	(7,062)	—	—	—	(615)	1,307,259	—
Total fixed maturity securities - available-for-sale	1,893,322	—	12,282	—	(26,896)	—	(7,094)	—	—	43,205	(236)	1,914,583	—
Fixed maturity securities - trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	169,461	586	—	(139)	—	—	(472)	—	—	—	37	169,473	447
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	24,744	602	—	(196)	—	—	(20)	—	—	—	—	25,130	406
Total fixed maturity securities - trading	194,205	1,188	—	(335)	—	—	(492)	—	—	—	37	194,603	853
Total fixed maturity securities	2,087,527	1,188	12,282	(335)	(26,896)	—	(7,586)	—	—	43,205	(199)	2,109,186	853
Equity securities	66,691	—	—	—	—	—	—	—	—	—	—	66,691	—
Other long-term investments(1)	44,625	16,617	—	(15,166)	—	—	—	—	—	—	—	46,076	1,451
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investments	2,198,843	17,805	12,282	(15,501)	(26,896)	—	(7,586)	—	—	43,205	(199)	2,221,953	2,304
Total assets measured at fair value on a recurring basis	$2,198,843	$17,805	$12,282	$(15,501)	$(26,896)	$—	$(7,586)	$—	$—	$43,205	$(199)	$2,221,953	$2,304

Liabilities:
Annuity account balances(2)	$97,825	$—	$—	$(536)	$—	$—	$—	$7	$419	$—	$—	$97,949	$—
Other liabilities(1)	506,343	61	—	(125,995)	—	—	—	—	—	—	—	632,277	(125,934)
Total liabilities measured at fair value on a recurring basis	$604,168	$61	$—	$(126,531)	$—	$—	$—	$7	$419	$—	$—	$730,226	$(125,934)

(1)   Represents certain freestanding and embedded derivatives.

(2)   Represents liabilities related to fixed indexed annuities.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), $43.2 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of January 31, 2015 (Predecessor Company). All transfers are recognized as of the end of the period.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), there were no transfers from Level 3 to Level 2.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), there were no transfers from Level 2 to Level 1, and there were no transfers out of Level 1.

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the consolidated statements of income (loss) or other comprehensive income (loss) within shareowner’s equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of fixed indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of fixed indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company’s financial instruments as of the periods shown below are as follows:

		Successor Company
		As of December 31,
		2016		2015
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
		(Dollars In Thousands)
Assets:
Mortgage loans on real estate	3	$6,132,125	$5,930,992	$5,662,812	$5,529,803
Policy loans	3	1,650,240	1,650,240	1,699,508	1,699,508
Fixed maturities, held-to-maturity(1)	3	2,770,177	2,733,340	593,314	515,000

Liabilities:
Stable value product account balances	3	$3,501,636	$3,488,877	$2,131,822	$2,124,712
Future policy benefits and claims(2)	3	221,634	221,658	226,499	226,527
Other policyholders’ funds(3)	3	135,367	136,127	132,840	133,657

Debt:
Non-recourse funding obligations(4)	3	$2,973,829	$2,939,387	$1,951,563	$1,621,773

Except as noted below, fair values were estimated using quoted market prices.

(1)         Securities purchased from unconsolidated subsidiaries, Red Mountain LLC and Steel City LLC.

(2)         Single premium immediate annuity without life contingencies.

(3)         Supplementary contracts without life contingencies.

(4)         Of this carrying amount $565.0 million, fair value of $567.1 million, as of December 31, 2016 (Successor Company) and $500.0 million, fair value of $495.5 million, as of December 31, 2015 (Successor Company), relates to non-recourse funding obligations issued by Golden Gate V.

Fair Value Measurements

Mortgage Loans on Real Estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy Loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Fixed Maturities, Held-to-Maturity

The Company estimates the fair value of its fixed maturity, held-to-maturity securities using internal discounted cash flow models. The discount rates used in the model are based on a current market yield for similar financial instruments.

Stable Value Product and Other Investment Contract Balances

The Company estimates the fair value of stable value product account balances and other investment contract balances (included in Future policy benefits and claims as well as Other policyholder funds line items on our balance sheet) using models based on discounted expected cash flows. The discount rates used in the models are based on a current market rate for similar financial instruments.

Previously, the Company’s policy had been to disclose the fair value of annuity account balances, as reported on the consolidated balance sheets, in the table above. During 2016, the Company revised its classification criteria with respect to the disclosure of its insurance products to include only guaranteed investment contracts, term-certain annuities, and similar products which are classified as investment contracts pursuant to ASC 944 - Insurance Contracts. Amounts in the table above, including the comparative figures as of December 31, 2015 (Successor Company), reflect this policy change, which the Company believes this provides more detailed and useful information to financial statement users.

Non-Recourse Funding Obligations

The Company estimates the fair value of its non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

8.                                    DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, inflation risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company’s analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company’s risk management program.

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company’s interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions.

Derivatives Related to Risk Mitigation of Certain Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to VA contracts and fixed indexed annuities:

•                  Foreign Currency Futures

•                  Variance Swaps

•                  Interest Rate Futures

•                  Equity Options

•                  Equity Futures

•                  Interest Rate Swaps

•                  Interest Rate Swaptions

•                  Volatility Futures

•                  Volatility Options

•                  Funds Withheld Agreement

•                  Total Return Swaps

Other Derivatives

The Company and certain of its subsidiaries have derivatives with PLC. These derivatives consist of an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC.

The Company has a funds withheld account that consists of various derivative instruments held by us that is used to hedge the GLWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Accounting for Derivative Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in “other long-term investments” and “other liabilities” in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the effective portion of their realized gain or loss is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company’s hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in “Realized investment gains (losses)—Derivative financial instruments”.

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•                  To hedge certain inflation-adjusted funding agreements, the Company entered into swaps to essentially convert the floating CPI-linked interest rate on the agreements to a fixed rate. The Company paid a fixed rate on the swap and received a floating rate primarily determined by the period’s change in the CPI. The amounts received on the swaps almost equal to the amounts that were paid on the agreements. None of these positions were held as of December 31, 2016 (Successor Company), as these funding agreements and correlating swaps matured in June 2015.

•                  To hedge a fixed rate note denominated in a foreign currency, the Company entered into a fixed-to-fixed foreign currency swap in order to hedge the foreign currency exchange risk associated with the note. The cash flows received on the swap are identical to the cash flow paid on the note.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

Derivatives Related to Variable Annuity Contracts

•                  The Company uses equity, interest rate, currency, and volatility futures to mitigate the risk related to certain guaranteed minimum benefits, including GLWB, within its VA products. In general, the cost of such benefits varies with the level of equity and interest rate markets, foreign currency levels, and overall volatility.

•                  The Company uses equity options, variance swaps, and volatility options to mitigate the risk related to certain guaranteed minimum benefits, including GLWB, within its VA products. In general, the cost of such benefits varies with the level of equity markets and overall volatility.

•                  The Company uses interest rate swaps and interest rate swaptions to mitigate the risk related to certain guaranteed minimum benefits, including GLWB, within its VA products.

•                  The Company markets certain VA products with a GLWB rider. The GLWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

•                  The Company has a funds withheld account that consists of various derivative instruments held by the Company that are used to hedge the GLWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Derivatives Related to Fixed Annuity Contracts

•                  The Company uses equity futures and options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity and overall volatility.

•                  The Company markets certain fixed indexed annuity products. The FIA component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Derivatives Related to Indexed Universal Life Contracts

•                  The Company uses equity futures and options to mitigate the risk within its indexed universal life products. In general, the cost of such benefits varies with the level of equity markets.

•                  The Company markets certain IUL products. The IUL component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Other Derivatives

•                  The Company and certain of its subsidiaries have an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC.

•                  The Company uses various swaps and other types of derivatives to manage risk related to other exposures.

•                  The Company is involved in various modified coinsurance arrangements which contain embedded derivatives. Changes in their fair value are recorded in current period earnings. The investment portfolios that support the related modified coinsurance reserves had fair value changes which substantially offset the gains or losses on these embedded derivatives.

The following table sets forth realized investments gains and losses for the periods shown:

Realized investment gains (losses) - derivative financial instruments

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Derivatives related to variable annuity contracts:
Interest rate futures - VA	$(3,450)	$(14,818)	$1,413	$27,801
Equity futures - VA	(106,431)	(5,033)	9,221	(26,104)
Currency futures - VA	33,836	7,169	7,778	14,433
Variance swaps - VA	—	—	—	(744)
Equity options - VA	(60,962)	(27,733)	3,047	(41,216)
Interest rate swaptions - VA	(1,161)	(13,354)	9,268	(22,280)
Interest rate swaps - VA	20,420	(85,942)	122,710	214,164
Embedded derivative - GLWB	13,306	6,512	(68,503)	(119,844)
Funds withheld derivative	115,540	30,117	(9,073)	47,792
Total derivatives related to VA contracts	11,098	(103,082)	75,861	94,002
Derivatives related to FIA contracts:
Embedded derivative - FIA	(16,494)	(738)	1,769	(16,932)
Equity futures - FIA	4,248	(355)	(184)	870
Volatility futures - FIA	—	5	—	20
Equity options - FIA	8,149	1,211	(2,617)	9,906
Total derivatives related to FIA contracts	(4,097)	123	(1,032)	(6,136)
Derivatives related to IUL contracts:
Embedded derivative - IUL	9,529	(614)	(486)	(8)
Equity futures - IUL	129	144	3	15
Equity options - IUL	3,477	(540)	(115)	150
Total derivatives related to IUL contracts	13,135	(1,010)	(598)	157
Embedded derivative - Modco reinsurance treaties	390	166,092	(68,026)	(105,276)
Interest rate swaps	—	—	—	—
Derivatives with PLC(1)	29,289	(3,778)	15,863	4,085
Other derivatives	(25)	91	(37)	(324)
Total realized gains (losses) - derivatives	$49,790	$58,436	$22,031	$(13,492)

(1)         These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company’s subsidiaries and PLC.

The following table sets forth realized investments gains and losses for the Modco trading portfolio that is included in realized investment gains (losses) — all other investments:

Realized investment gains (losses) - all other investments

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Modco trading portfolio(1)	$67,583	$(167,359)	$73,062	$142,016

(1)         The Company elected to include the use of alternate disclosures for trading activities.

The following tables present the components of the gain or loss on derivatives that qualify as a cash flow hedging relationship:

Gain (Loss) on Derivatives in Cash Flow Relationship

	Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on	Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss)	Amount and Location of (Losses) Recognized in Income (Loss) on Derivatives
	Derivatives	(Effective Portion)	(Ineffective Portion)
	(Effective Portion)	Benefits and settlement expenses	Realized investment gains (losses)
	(Dollars In Thousands)
Successor Company
For The Year Ended December 31, 2016
Foreign Currency Swaps	$1,058	$(60)	$—
Total	$1,058	$(60)	$—

Successor Company
February 1, 2015 to December 31, 2015
Inflation	$(131)	$(131)	$73
Total	$(131)	$(131)	$73

Predecessor Company
January 1, 2015 to January 31, 2015
Inflation	$13	$(36)	$(7)
Total	$13	$(36)	$(7)

Predecessor Company
For The Year Ended December 31, 2014
Inflation	$(4)	$(1,777)	$(223)
Total	$(4)	$(1,777)	$(223)

Based on expected cash flows of the underlying hedged items, the Company expects to reclassify $0.8 million out of accumulated other comprehensive income into earnings during the next twelve months.

The table below presents information about the nature and accounting treatment of the Company’s primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	Successor Company
	As of December 31,
	2016		2015
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Other long-term investments
Cash flow hedges:
Foreign currency swaps	$117,178	$132	$—	$—
Derivatives not designated as hedging instruments:
Interest rate swaps	1,135,000	71,644	1,435,000	66,408
Derivatives with PLC(1)	2,808,807	48,878	1,619,200	18,161
Embedded derivative - Modco reinsurance treaties	64,123	2,573	64,593	1,215
Embedded derivative - GLWB	2,045,529	64,064	1,723,081	49,007
Interest rate futures	102,587	894	282,373	1,537
Equity futures	654,113	5,805	262,485	1,275
Currency futures	340,058	7,883	226,936	2,499
Equity options	3,944,444	328,908	2,198,340	179,458
Interest rate swaptions	225,000	2,503	225,000	3,663
Other	212	149	242	347
	$11,437,051	$533,433	$8,037,250	$323,570
Other liabilities
Cash flow hedges:
Inflation	$—	$—	$—	$—
Derivatives not designated as hedging instruments:
Interest rate swaps	575,000	10,208	475,000	16,579
Embedded derivative - Modco reinsurance treaties	2,450,692	141,301	2,473,427	178,362
Funds withheld derivative	1,557,237	91,267	1,149,664	102,378
Embedded derivative - GLWB	1,849,400	71,082	1,834,308	67,528
Embedded derivative - FIA	1,496,346	147,368	1,110,790	100,329
Embedded derivative - IUL	103,838	46,051	57,760	29,629
Interest rate futures	993,842	6,611	793,763	1,539
Equity futures	102,667	2,907	233,412	2,599
Currency futures	—	—	46,692	1,115
Equity options	2,590,160	157,253	1,205,204	22,167
	$11,719,182	$674,048	$9,380,020	$522,225

(1)         These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company’s subsidiaries and PLC.

9.                                    OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company’s derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements associated with each master netting arrangement provide that the Company will receive or pledge financial collateral in the event either minimum thresholds, or in certain cases ratings levels, have been reached. Additionally, certain of the Company’s repurchase agreements provide for net settlement on termination of the agreement. Refer to Note 15, Debt and Other Obligations for details of the Company’s repurchase agreement programs.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2016 (Successor Company):

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$417,769	$—	$417,769	$171,384	$100,890	$145,495
Total derivatives, subject to a master netting arrangement or similar arrangement	417,769	—	417,769	171,384	100,890	145,495
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	2,573	—	2,573	—	—	2,573
Embedded derivative - GLWB	64,064	—	64,064	—	—	64,064
Derivatives with PLC	48,878	—	48,878	—	—	48,878
Other	149	—	149	—	—	149
Total derivatives, not subject to a master netting arrangement or similar arrangement	115,664	—	115,664	—	—	115,664
Total derivatives	533,433	—	533,433	171,384	100,890	261,159
Total Assets	$533,433	$—	$533,433	$171,384	$100,890	$261,159

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$176,979	$—	$176,979	$171,384	$5,595	$—
Total derivatives, subject to a master netting arrangement or similar arrangement	176,979	—	176,979	171,384	5,595	—
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	141,301	—	141,301	—	—	141,301
Funds withheld derivative	91,267	—	91,267	—	—	91,267
Embedded derivative - GLWB	71,082	—	71,082	—	—	71,082
Embedded derivative - FIA	147,368	—	147,368	—	—	147,368
Embedded derivative - IUL	46,051	—	46,051	—	—	46,051
Total derivatives, not subject to a master netting arrangement or similar arrangement	497,069	—	497,069	—	—	497,069
Total derivatives	674,048	—	674,048	171,384	5,595	497,069
Repurchase agreements(1)	797,721	—	797,721	—	—	797,721
Total Liabilities	$1,471,769	$—	$1,471,769	$171,384	$5,595	$1,294,790

(1)   Borrowings under repurchase agreements are for a term less than 90 days.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2015 (Successor Company).

	Gross Amounts	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$254,840	$—	$254,840	$42,382	$105,842	$106,616
Total derivatives, subject to a master netting arrangement or similar arrangement	254,840	—	254,840	42,382	105,842	106,616
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	1,215	—	1,215	—	—	1,215
Embedded derivative - GLWB	49,007	—	49,007	—	—	49,007
Derivatives with PLC	18,161	—	18,161	—	—	18,161
Other	347	—	347	—	—	347
Total derivatives, not subject to a master netting arrangement or similar arrangement	68,730	—	68,730	—	—	68,730
Total derivatives	323,570	—	323,570	42,382	105,842	175,346
Total Assets	$323,570	$—	$323,570	$42,382	$105,842	$175,346

	Gross Amounts	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$43,999	$—	$43,999	$42,382	$1,617	$—
Total derivatives, subject to a master netting arrangement or similar arrangement	43,999	—	43,999	42,382	1,617	—
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	178,362	—	178,362	—	—	178,362
Funds withheld derivative	102,378	—	102,378	—	—	102,378
Embedded derivative - GLWB	67,528	—	67,528	—	—	67,528
Embedded derivative - FIA	100,329	—	100,329	—	—	100,329
Embedded derivative - IUL	29,629	—	29,629	—	—	29,629
Total derivatives, not subject to a master netting arrangement or similar arrangement	478,226	—	478,226	—	—	478,226
Total derivatives	522,225	—	522,225	42,382	1,617	478,226
Repurchase agreements(1)	438,185	—	438,185	—	—	438,185
Total Liabilities	$960,410	$—	$960,410	$42,382	$1,617	$916,411

(1)   Borrowings under repurchase agreements are for a term less than 90 days.

10.          MORTGAGE LOANS

Mortgage Loans

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2016 (Successor Company), the Company’s mortgage loan holdings were approximately $6.1 billion. The Company has specialized in making loans on credit-oriented commercial properties, credit-anchored strip shopping centers, senior living facilities, and apartments. The Company’s underwriting procedures relative to its commercial loan portfolio are based, in the Company’s view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, senior living, professional office buildings, and warehouses). The Company believes that these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history. The majority of the Company’s mortgage loans portfolio was underwritten by the Company. From time to time, the Company may acquire loans in conjunction with an acquisition.

The Company’s commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

As of February 1, 2015, all mortgage loans were measured at fair value. Each mortgage loan was individually analyzed to determine the fair value. Each loan was either analyzed and assigned a discount rate or given an impairment, based on whether facts and circumstances which, as of the acquisition date, indicated less than full projected collections of contractual principal and interest payments. Various market factors were considered in determining the net present value of the expected cash flow stream or underlying real estate collateral, including the characteristics of the borrower, the underlying collateral, underlying credit worthiness of the tenants, and tenant payment history. Known events and risks, such as refinancing risks, were also considered in the fair value determination. In certain cases, fair value was based on the net present value of the expected cash flow stream or the underlying value of the real estate collateral.

The following table includes a breakdown of the Company’s commercial mortgage loan portfolio by property type as of December 31, 2016 (Successor Company):

Type	Percentage of Mortgage Loans on Real Estate
Retail	56.5%
Office Buildings	12.1
Apartments	8.9
Warehouses	9.6
Senior housing	8.3
Other	4.6
100.0%

The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant’s exposure represents more than 1.7% of mortgage loans. Approximately 65.7% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Alabama	11.0%
Texas	9.9
Florida	8.5
Georgia	7.7
Tennessee	6.3
Utah	5.1
North Carolina	4.8
Ohio	4.8
California	4.0
South Carolina	3.6
65.7%

During the year ended December 31, 2016 (Successor Company), the Company funded approximately $1.4 billion of new loans, with an average loan size of $7.8 million. The average size mortgage loan in the portfolio as of December 31, 2016 (Successor Company), was $3.4 million and the weighted-average interest rate was 5.0%. The largest single mortgage loan at December 31, 2016 (Successor Company) was $48.6 million.

Certain of the mortgage loans have call options that occur within the next 12 years. However, if interest rates were to significantly increase, we may be unable to exercise the call options on our existing mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, approximately $167.6 million would become due in 2017, $938.3 million in 2018 through 2022, $131.0 million in 2023 through 2027, and $10.2 million thereafter.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2016 (Successor Company) and December 31, 2015 (Successor Company), approximately $595.2 million and $449.2 million, respectively, of the Company’s mortgage loans have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income. During the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company recognized $16.7 million, $29.8 million, and $0.1 million of participating mortgage loan income, respectively.

As of December 31, 2016 (Successor Company), approximately $1.5 million of invested assets consisted of nonperforming mortgage loans, restructured mortgage loans, or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2016 (Successor Company), certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. During the year ended December 31, 2016 (Successor Company), the Company recognized a troubled debt restructuring as a result of the Company granting a concession to a borrower which included loans terms unavailable from other lenders and reduced the expected cash flows on the loan. This concession was the result of agreements between the creditor and the debtor. The Company did not identify any loans whose principal was permanently impaired during the year ended December 31, 2016 (Successor Company).

As of December 31, 2015 (Successor Company), approximately $4.7 million of invested assets consisted of nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate properties since February 1, 2015 (Successor Company). The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company entered into certain mortgage loan transactions that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in the Company’s investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company) included either the acceptance of assets in satisfaction of principal during the respective periods or at a future date and were the result of agreements between the creditor and the debtor. During the period of February 1, 2015 to December 31, 2015 (Successor Company), the Company accepted or agreed to accept assets of $15.8 million in satisfaction of $21.1 million of principal and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company accepted or agreed to accept assets of $11.3 million in satisfaction of $13.8 million of principal. Of the amounts accepted or agreed to accept in satisfaction of principal during the period of February 1, 2015 to December 31, 2015 (Successor Company) $3.7 million related to foreclosures. These transactions resulted in no material realized losses in the Company’s investment in mortgage loans net of existing discounts for mortgage loans losses for the period of February 1, 2015 to December 31, 2015 (Successor Company).

As of December 31, 2014 (Predecessor Company), approximately $24.5 million, or 0.05%, of invested assets consisted of nonperforming, restructured or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2014 (Predecessor Company), certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the year ended December 31, 2014 (Predecessor Company) included either the acceptance of assets in satisfaction of principal at a future date or the recognition of permanent impairments to principal, and were the result of agreements between the creditor and the debtor. During the year ended December 31, 2014 (Predecessor Company), the Company accepted or agreed to accept assets of $33.0 million in satisfaction of $41.7 million of principal. The Company also identified one loan whose principal of $12.6 million was permanently impaired to a value of $7.3 million. These transactions resulted in realized losses of $10.3 million and a decrease in the Company’s investment in mortgage loans net of existing allowances for mortgage loans losses.

The Company’s mortgage loan portfolio consists of two categories of loans: 1) those not subject to a pooling and servicing agreement and 2) those subject to a contractual pooling and servicing agreement. As of December 31, 2016 (Successor Company), $1.5 million of mortgage loans not subject to a pooling and servicing agreement were nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate. None of the restructured loans were nonperforming during the year ended December 31, 2016 (Successor Company). The Company foreclosed on $1.0 million of nonperforming loans during the year ended December 31, 2016 (Successor Company).

As of December 31, 2016 (Successor Company), none of the loans subject to a pooling and servicing agreement were nonperforming or restructured. The Company did not foreclose on any nonperforming loans subject to a pooling and servicing agreement during the year ended December 31, 2016 (Successor Company).

As of December 31, 2016 (Successor Company), the Company had an allowance for mortgage loan credit losses of $0.7 million and as of December 31, 2015 (Successor Company), there was no allowance for mortgage loan credit losses. Due to the Company’s loss experience and nature of the loan portfolio, the Company believes that a collectively evaluated allowance would be inappropriate. The Company believes an allowance calculated through an analysis of specific loans that are believed to have a higher risk of credit impairment provides a more accurate presentation of expected losses in the portfolio and is consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Since the Company uses the specific identification method for calculating the allowance, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. When issues are identified, the severity of the issues are assessed and reviewed for possible credit impairment. If a loss is probable, an expected loss calculation is performed and an allowance is established for that loan based on the expected loss. The expected loss is calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan’s original effective interest rate, or the current estimated fair value of the loan’s underlying collateral. A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan.

A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property:

	Successor Company		Predecessor Company
	As of December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Beginning balance	$—	$—	$5,720
Charge offs	(4,682)	(2,561)	(861)
Recoveries	—	(638)	(2,359)
Provision	5,406	3,199	—
Ending balance	$724	$—	$2,500

It is the Company’s policy to cease accruing interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company’s general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. For loans subject to a pooling and servicing agreement, there are certain additional restrictions and/or requirements related to workout proceedings, and as such, these loans may have different attributes and/or circumstances affecting the status of delinquency or categorization of those in nonperforming status. An analysis of the delinquent loans is shown in the following chart:

	30-59 Days Delinquent	60-89 Days Delinquent	Greater than 90 Days Delinquent	Total Delinquent
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Commercial mortgage loans	$3,669	$—	$—	$3,669
Number of delinquent commercial mortgage loans	4	—	—	4
As of December 31, 2015
Commercial mortgage loans	$6,002	$1,033	$—	$7,035
Number of delinquent commercial mortgage loans	6	1	—	7

The Company’s commercial mortgage loan portfolio consists of mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate. The Company limits accrued interest income on impaired loans to ninety days of interest. Once accrued interest on the impaired loan is received, interest income is recognized on a cash basis. For information regarding impaired loans, please refer to the following chart:

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Commercial mortgage loans:
With no related allowance recorded	$—	$—	$—	$—	$—	$—
With an allowance recorded	1,819	1,819	724	1,819	96	96
As of December 31, 2015
Commercial mortgage loans:
With no related allowance recorded	$1,694	$1,728	$—	$847	$104	$117
With an allowance recorded	—	—	—	—	—	—

As of December 31, 2015 (Successor Company), the Company did not carry any mortgage loans that have been modified in a troubled debt restructuring. Mortgage loans that were modified in a troubled debt restructuring as of December 31, 2016 (Successor Company) were as follows:

	Number of contracts	Pre-Modification Outstanding Recorded Investment	Post- Modification Outstanding Recorded Investment
		(Dollars In Thousands)
Successor Company
As of December 31, 2016
Troubled debt restructuring:
Commercial mortgage loans	1	$468	$468

11.          DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred policy acquisition costs

The balances and changes in DAC are as follows:

	Successor Company		Predecessor Company
	As of December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Balance, beginning of period	$291,497	$—	$2,653,065
Capitalization of commissions, sales, and issue expenses	330,302	306,237	22,820
Amortization	(49,179)	(24,699)	1,080
Change in unrealized investment gains and losses	4,065	9,959	(96,830)
Balance, end of period	$576,685	$291,497	$2,580,135

Value of Business Acquired

The balances and changes in VOBA are as follows:

	Successor Company		Predecessor Company
	As of December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Balance, beginning of period	$1,270,876	$1,278,063	$501,981
Acquisitions	285,092	—	—
Amortization	(101,119)	(70,367)	(5,895)
Change in unrealized gains and losses	(7,010)	69,226	(79,417)
Other	—	(6,046)	—
Balance, end of period	$1,447,839	$1,270,876	$416,669

As of February 1, 2015, the existing DAC and VOBA balance was written off in conjunction with the Merger previously disclosed in Note 4, Dai-ichi Merger, and in accordance with ASC Topic 805 - Business Combinations.

Concurrently, a VOBA asset was created representing the actuarial estimated present value of future cash flows from the Company’s insurance policies and investment contracts in-force on the date of the Merger.

Based on the balance recorded as of December 31, 2016 (Successor Company), the expected amortization of VOBA for the next five years is as follows:

Expected
Years	Amortization
(Dollars In Thousands)
2017	$129,610
2018	123,455
2019	116,523
2020	102,166
2021	90,317

12.          GOODWILL

During the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company decreased its goodwill balance by approximately $0.3 million. The decrease for the period of the Predecessor Company was due to an adjustment in the Acquisitions segment related to tax benefits realized during the period on the portion of tax goodwill in excess of GAAP basis goodwill. The goodwill balances associated with the Predecessor Company were replaced with newly established goodwill balances in conjunction with the Dai-ichi Merger, in accordance with ASC Topic 805, as described below.

On the date of the Merger, goodwill of $735.7 million was recognized as the excess of the purchase considerations over the fair value of identifiable assets acquired and liabilities assumed. During the measurement period subsequent to February 1, 2015, the Company has made adjustments to provisional amounts related to certain tax balances that resulted in a decrease to goodwill of $3.3 million from the amount recorded at the Merger date. The balance of goodwill associated with the Merger as of December 31, 2016 (Successor Company) is $732.4 million. During the fourth quarter of 2016, the Company performed its annual qualitative evaluation of goodwill based on the circumstances that existed as of October 1, 2016 (Successor Company) and determined that there was no indication that its segment goodwill was more likely than not impaired, thus no quantitative assessment was performed and no adjustment to impair goodwill was necessary. The Company has assessed whether events have occurred subsequent to October 1, 2016 that would impact the Company’s conclusion and no such events were identified. As of December 31, 2016 (Successor Company), the Company increased its goodwill balance by approximately $61.0 million in the Asset Protection segment, which was attributed to the US Warranty acquisition. Refer to Note 3, Significant Transactions. The balance of goodwill for the Company as of December 31, 2016 (Successor Company) was $793.5 million. See Note 3, Significant Transactions for more information.

13.                             CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and VA products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our VA products, certain GMDB. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GLWB rider provides the contract holder with protection against certain adverse market impacts on the amount they can withdraw and is classified as an embedded derivative and is carried at fair value on the Company’s balance sheet. The VA separate account balances subject to GLWB were $9.5 billion as of December 31, 2016 (Successor Company). For more information regarding the valuation of and income impact of GLWB, please refer to Note 2, Summary of Significant Accounting Policies, Note 7, Fair Value of Financial Instruments, and Note 8, Derivative Financial Instruments.

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 6.83%, age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company and industry experience, lapse rates ranging from 0.5% - 38.7% (depending on product type and duration), and an average discount rate of 5.1%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The VA separate account balances subject to GMDB were $12.6 billion as of December 31, 2016 (Successor Company). The total GMDB amount payable based on VA account balances as of December 31, 2016 (Successor Company), was $142.4 million (including $123.1 million in the Annuities segment and $19.3 million in the Acquisitions segment) with a GMDB reserve of $24.7 million and $3.1 million in the Annuities and Acquisitions segment, respectively. The average attained age of contract holders as of December 31, 2016 for the Company was 70.

These amounts exclude certain VA business which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) (“CALIC”) under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $10.2 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2016 (Successor Company), was 66 years.

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Beginning balance	$29,931	$23,893	$21,695	$13,608
Incurred guarantee benefits	(682)	8,285	2,506	10,130
Less: Paid guarantee benefits	1,414	2,247	442	2,043
Ending balance	$27,835	$29,931	$23,759	$21,695

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Equity mutual funds	$8,071,204	$5,476,366
Fixed income mutual funds	5,085,864	7,184,528
Total	$13,157,068	$12,660,894

Certain of the Company’s fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit (“RIC”). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company’s deferred sales inducement asset was as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Deferred asset, beginning of period	$11,756	$—	$155,150	$146,651
Amounts deferred	16,212	14,557	82	18,302
Amortization	(5,471)	(2,801)	(1,139)	(9,803)
Deferred asset, end of period	$22,497	$11,756	$154,093	$155,150

14.                               REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for in a manner similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2016 (Successor Company), the Company had reinsured approximately 41% of the face value of its life insurance in-force. The Company has reinsured approximately 18% of the face value of its life insurance in-force with the following three reinsurers:

•                  Security Life of Denver Insurance Co. (currently administered by Hannover Re)

•                  Swiss Re Life & Health America Inc.

•                  The Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2016 (Successor Company), December 31, 2015 (Successor Company), or December 31, 2014 (Predecessor Company) related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. The amount of insurance retained by the Company on any one life on traditional life insurance was $500,000 in years prior to mid-2005. In 2005, this retention amount was increased to $1,000,000 for certain policies, and during 2008, was increased to $2,000,000 for certain policies. During 2016, the retention amount was increased to $5,000,000.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-duration and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force:

	Successor Company		Predecessor Company
	As of December 31,		As of December 31,
	2016	2015	2014
	(Dollars In Millions)		(Dollars In Millions)
Direct life insurance in-force	$739,249	$727,705	$721,036
Amounts assumed from other companies	116,265	39,547	43,237
Amounts ceded to other companies	(348,995)	(368,142)	(388,890)
Net life insurance in-force	$506,519	$399,110	$375,383

Percentage of amount assumed to net	23%	10%	12%

The following table reflects the effect of reinsurance on life, accident/health, and property and liability insurance premiums written and earned:

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
Successor Company
For The Year Ended December 31, 2016
Premiums and policy fees:
Life insurance	$2,610,682	$(1,207,159)	$454,999	$1,858,522	(1)	24.5%
Accident/health insurance	58,076	(36,935)	17,439	38,580		45.2
Property and liability insurance	242,517	(86,629)	5,706	161,594		3.5
Total	$2,911,275	$(1,330,723)	$478,144	$2,058,696
February 1, 2015 to December 31, 2015
Premiums and policy fees:
Life insurance	$2,360,643	$(1,058,706)	$308,280	$1,610,217	(1)	19.1%
Accident/health insurance	70,243	(36,871)	18,252	51,624		35.4
Property and liability insurance	228,500	(79,294)	6,904	156,110		4.4
Total	$2,659,386	$(1,174,871)	$333,436	$1,817,951

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
Predecessor Company
January 1, 2015 to January 31, 2015
Premiums and policy fees:
Life insurance	$204,185	$(80,657)	$28,601	$152,129	(1)	18.8%
Accident/health insurance	6,846	(4,621)	1,809	4,034		44.8
Property and liability insurance	18,475	(6,354)	666	12,787		5.2
Total	$229,506	$(91,632)	$31,076	$168,950
For The Year Ended December 31, 2014
Premiums and policy fees:
Life insurance	$2,603,956	$(1,279,908)	$349,934	$1,673,982	(1)	20.9%
Accident/health insurance	81,037	(42,741)	20,804	59,100		35.2
Property and liability insurance	218,663	(73,094)	8,675	154,244		5.6
Total	$2,903,656	$(1,395,743)	$379,413	$1,887,326

(1)         Includes annuity policy fees of $80.1 million, $77.2 million, $7.7 million, and $92.8 million for the year ended December 31, 2016 (Successor Company), the periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively.

As of December 31, 2016 and 2015 (Successor Company), policy and claim reserves relating to insurance ceded of $5.1 billion and $5.3 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2016 and 2015 (Successor Company), the Company had paid $87.9 million and $77.9 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2016 and 2015 (Successor Company), the Company had receivables of $64.5 million and $64.9 million, respectively, related to insurance assumed.

The Company’s third party reinsurance receivables amounted to $5.1 billion and $5.3 billion as of December 31, 2016 and 2015 (Successor Company), respectively. These amounts include ceded reserve balances and ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	Successor Company
	As of December 31,
	2016		2015
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Security Life of Denver Insurance Company	$762.2	A	$800.6	A
Swiss Re Life & Health America, Inc.	682.6	A+	719.2	A+
Lincoln National Life Insurance Co.	530.9	A+	546.0	A+
Transamerica Life Insurance Co.	367.8	A+	396.6	A+
SCOR Global Life(1)	354.8	A	320.4	A
American United Life Insurance Company	285.6	A+	314.2	A+
RGA Reinsurance Company	269.0	A+	303.5	A+
Centre Reinsurance (Bermuda) Ltd	243.6	NR	247.6	NR
Scottish Re (U.S.) Inc.	232.8	NR	268.6	NR
The Canada Life Assurance Company	216.2	A+	207.5	A+

(1)         Includes SCOR Global Life Americas Reinsurance Company, SCOR Global Life USA Reinsurance Co, and SCOR Global Life Reinsurance Co of Delaware

The Company’s reinsurance contracts typically do not have a fixed term. In general, the reinsurers’ ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

15.                             DEBT AND OTHER OBLIGATIONS

In conjunction with the Merger and in accordance with ASC Topic 805, the Company adjusted the carrying value of debt to fair value as of the date of the Merger, February 1, 2015. This resulted in PLC and the Company establishing premiums and discounts on PLC’s outstanding debt, subordinated debentures and PLC and the Company’s non-recourse funding obligations. The carrying value of the Company’s revolving line of credit approximates fair value due to the nature of the borrowings and the fact the Company pays a variable rate of interest that reflects current market conditions. The fair value of PLC’s senior notes and subordinated debt and PLC and the Company’s non-recourse funding obligations associated with Golden Gate II Captive Insurance Company and MONY Life Insurance Company were determined using market prices as of February 1, 2015. The fair value of the Golden Gate V non-recourse funding obligation was determined using a discounted cash flow model with inputs derived from comparable financial instruments. The premiums and discounts established as of February 1, 2015 are amortized over the expected life of the instruments using the effective interest method. The amortization of premiums and discounts are recorded as a component of interest expense and are recorded in “Other operating expenses” on the Company’s Consolidated Statements of Income.

On February 2, 2015, the Company and PLC amended and restated the Credit Facility (the “Credit Facility”). Under the Credit Facility, the Company has the ability to borrow on an unsecured basis up to an aggregate principal amount of $1.0 billion. The Company has the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $1.25 billion. Balances outstanding under the Credit Facility accrue interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC’s Senior Debt, or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent’s prime rate, (y) 0.50% above the Federal Funds rate, or (z) the one month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC’s Senior Debt. The Credit Facility also provided for a facility fee at a rate that varies with the ratings of PLC’s Senior Debt and that is calculated on the aggregate amount of commitments under the Credit Facility, whether used or unused. The initial facility fee rate was 0.15% on February 2, 2015, and was adjusted to 0.125% upon PLC’s subsequent ratings upgrade on February 2, 2015. The Credit Facility provides that PLC is liable for the full amount of any obligations for borrowings or letters of credit, including those of the Company, under the Credit Facility. The maturity date of the Credit Facility is February 2, 2020. The Company is not aware of any non-compliance with the financial debt covenants of the Credit Facility as of December 31, 2016 (Successor Company). PLC had an outstanding balance of $170.0 million bearing interest at a rate of LIBOR plus 1.00% as of December 31, 2016 (Successor Company). As of June 30, 2016 (Successor Company), the Company had used $30.0 million of borrowing capacity by executing a Letter of Credit under the Credit Facility for the benefit on an affiliated captive reinsurance subsidiary of the Company. This Letter of Credit was terminated during the period and no Letter of Credit was outstanding as of December 31, 2016 (Successor Company)

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

On January 15, 2016, Golden Gate Captive Insurance Company (“Golden Gate”), a Vermont special purpose financial insurance company and a wholly owned subsidiary of the Company, and Steel City, LLC (“Steel City”), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of “XXX” reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and WCL, a direct wholly owned subsidiary of the Company. Steel City issued notes (the “Steel City Notes”) with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the “Risk-Takers”) provide credit enhancement to the Steel City Notes for the 18-year term in exchange for credit enhancement fees. The transaction is “non-recourse” to PLC, WCL, and the Company, meaning that none of these companies, other than Golden Gate, are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. As of December 31, 2016 (Successor Company), the aggregate principal balance of the Steel City Notes was $2.116 billion. In connection with this transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City including a guarantee of the fees to the Risk-Takers. The support agreements provide that amounts would become payable by PLC if Golden Gate’s annual general corporate expenses were higher than modeled amounts, certain reinsurance rates applicable to the subject business increase beyond modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into a separate agreement to guarantee payment of certain fee amounts in connection with the credit enhancement of the Steel City Notes. As of December 31, 2016 (Successor Company), no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate had a $2.116 billion outstanding non-recourse funding obligation as of December 31, 2016 (Successor Company). This non-recourse funding obligation matures in 2039 and accrues interest at a fixed annual rate of 4.75%.

Prior to this transaction Golden Gate had three series of non-recourse funding obligations with a total outstanding balance of $800 million. PLC held the entire outstanding balance of non-recourse funding obligations. Series A1 non-recourse funding obligations had a balance of $400 million and accrued interest at 7.375%, the Series A2 non-recourse funding obligations had a balance of $100 million and accrued interest at 8%, and the Series A3 non-recourse funding obligations had a balance of $300 million and accrued interest at 8.45%. As a result of the transaction described above, the $800 million of Golden Gate Series A Surplus Notes held by PLC were contributed to the Company and then subsequently contributed to Golden Gate, which resulted in the extinguishment of these notes.

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company (“Golden Gate II”), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had $575 million of non-recourse funding obligations outstanding as of December 31, 2016 (Successor Company). These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates own a portion of these securities. As of December 31, 2016 (Successor Company), securities related to $58.6 million of the outstanding balance of the non-recourse funding obligations were held by external parties, securities related to $220.3 million of the non-recourse funding obligations were held by nonconsolidated affiliates, and $296.1 million were held by consolidated subsidiaries of the Company. PLC has entered into certain support agreements with Golden Gate II obligating it to make capital contributions or provide support related to certain of Golden Gate II’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate II. These support agreements provide that amounts would become payable by PLC to Golden Gate II if its annual general corporate expenses were higher than modeled amounts or if Golden Gate II’s investment income on certain investments or premium income was below certain actuarially determined amounts. As of December 31, 2016 (Successor Company), no payments have been made under these agreements; however, certain support agreement obligations to Golden Gate II of approximately $1.5 million have been collateralized by PLC. Re-evaluation and, if necessary, adjustments of any support agreement collateralization amounts occur annually during the first quarter pursuant to the terms of the support agreements.

During the year ended December 31, 2016 (Successor Company), the Company and its affiliates repurchased $86.3 million of its outstanding non-recourse funding obligations, at a discount. These repurchases did not result in a material gain or loss for the Company. During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company did not repurchase any of its outstanding non-recourse funding obligations.

Golden Gate V Vermont Captive Insurance Company

On October 10, 2012, Golden Gate V Vermont Captive Insurance Company (“Golden Gate V”), a Vermont special purpose financial insurance company and Red Mountain, LLC (“Red Mountain”), both wholly owned subsidiaries, entered into a 20-year transaction to finance up to $945 million of “AXXX” reserves related to a block of universal life insurance policies with secondary guarantees issued by the Company and its subsidiary, West Coast Life Insurance Company (“WCL”). Golden Gate V issued non-recourse funding obligations to Red Mountain, and Red Mountain issued a note with an initial principal amount of $275 million, increasing to a maximum of $945 million in 2027, to Golden Gate V for deposit to a reinsurance trust supporting Golden Gate V’s obligations under a reinsurance agreement with WCL, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Through the structure, Hannover Life Reassurance Company of America (“Hannover Re”), the ultimate risk taker in the transaction, provides credit enhancement to the Red Mountain note for the 20-year term in exchange for a fee. The transaction is “non-recourse” to Golden Gate V, Red Mountain, WCL, PLC, and the

Company, meaning that none of these companies are liable for the reimbursement of any credit enhancement payments required to be made. As of December 31, 2016 (Successor Company), the principal balance of the Red Mountain note was $565 million. Future scheduled capital contributions to prefund credit enhancement fees amount to approximately $128.3 million and will be paid in annual installments through 2031. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate V or Red Mountain. The support agreements provide that amounts would become payable by PLC if Golden Gate V’s annual general corporate expenses were higher than modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into separate agreements to indemnify Golden Gate V with respect to material adverse changes in non-guaranteed elements of insurance policies reinsured by Golden Gate V and to guarantee payment of certain fee amounts in connection with the credit enhancement of the Red Mountain note. As of December 31, 2016 (Successor Company), no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate V had a $565 million outstanding non-recourse funding obligation as of December 31, 2016 (Successor Company). This non-recourse funding obligation matures in 2037, has scheduled increases in principal to a maximum of $945 million, and accrues interest at a fixed annual rate of 6.25%.

Non-recourse funding obligations outstanding, on a consolidated basis, are shown in the following table:

Issuer	Outstanding Principal	Carrying Value(1)	Maturity Year	Year-to-Date Weighted- Avg Interest Rate
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Golden Gate Captive Insurance Company(2)(3)	$2,116,000	$2,116,000	2039	4.75%
Golden Gate II Captive Insurance Company	278,949	227,338	2052	1.30%
Golden Gate V Vermont Captive Insurance Company(2)(3)	565,000	628,025	2037	5.12%
MONY Life Insurance Company(3)	1,091	2,466	2024	6.19%
Total	$2,961,040	$2,973,829

Issuer	Outstanding Principal	Carrying Value(1)	Maturity Year	Year-to-Date Weighted- Avg Interest Rate
	(Dollars In Thousands)
Successor Company
As of December 31, 2015
Golden Gate Captive Insurance Company(3)	$800,000	$1,148,237	2037	4.66%
Golden Gate II Captive Insurance Company	290,249	236,123	2052	1.22%
Golden Gate V Vermont Captive Insurance Company(3)	500,000	564,679	2037	5.12%
MONY Life Insurance Company(3)	1,091	2,524	2024	6.19%
Total	$1,591,340	$1,951,563

(1)         Carrying values include premiums and discounts and do no represent unpaid principal balances.

(2)         Obligations are issued to non-consolidated subsidiaries of PLC. These obligations collateralize certain held-to-maturity securities issued by wholly owned subsidiaries of the Company.

(3)         Fixed rate obligations

Letters of Credit

Golden Gate III Vermont Captive Insurance Company

Golden Gate III Vermont Captive Insurance Company (“Golden Gate III”), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement (the “Reimbursement Agreement”) with UBS AG, Stamford Branch (“UBS”), as issuing lender. Under the original Reimbursement Agreement, dated April 23, 2010, UBS issued a letter of credit (the “LOC”) in the initial amount of $505 million to a trust for the benefit of WCL. The Reimbursement Agreement was subsequently amended and restated effective November 21, 2011 (the “First Amended and Restated Reimbursement Agreement”), to replace the existing LOC with one or more letters of credit from UBS, and to extend the maturity date from April 1, 2018, to April 1, 2022. On August 7, 2013, Golden Gate III entered into a Second Amended and Restated Reimbursement Agreement with UBS (the “Second Amended and Restated Reimbursement Agreement”), which amended and restated the First Amended and Restated Reimbursement Agreement. Under the Second and Amended and Restated Reimbursement Agreement a new LOC in an initial amount of $710 million was issued by UBS in replacement of the existing LOC issued under the First Amended and Restated Reimbursement Agreement. The term of the LOC was extended from April 1, 2022 to October 1, 2023, subject to certain conditions being satisfied including scheduled capital contributions being made to Golden Gate III by one of its affiliates. The maximum stated amount of the LOC was increased from $610 million to $720 million in 2015 if certain conditions had been met. On June 25, 2014, Golden Gate III entered into a Third Amended and Restated Reimbursement Agreement with UBS (the “Third Amended and Restated Reimbursement Agreement”), which amended and restated the Second Amended and Restated Reimbursement Agreement. Under the Third Amended and Restated Reimbursement Agreement, a new LOC in an initial amount of $915 million was issued by UBS in replacement of the existing LOC issued under the Second Amended and Restated Reimbursement Agreement. The term of the LOC was extended from October 1, 2023 to April 1, 2025, subject to certain conditions being satisfied including scheduled capital contributions being made to Golden Gate III by one of its affiliates. The maximum stated amount of the LOC was increased from $720 million to $935 million in 2015. The LOC is held in trust for the benefit of WCL, and supports certain obligations of Golden Gate III to WCL under an indemnity reinsurance agreement originally effective April 1, 2010, as amended and restated on November 21, 2011, and as further amended and restated on August 7, 2013 and on June 25, 2014 to include additional blocks of policies, and pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Pursuant to the terms of the Third Amended and Restated Reimbursement Agreement, the LOC balance reached its scheduled peak of $935 million in 2015. As of December 31, 2016 (Successor Company), the LOC balance was $930 million. The term of the LOC is expected to be approximately 15 years from the original issuance date. This transaction is “non-recourse” to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate III are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate III obligating PLC to make capital contributions or provide support related to certain of Golden Gate III’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate III. Future scheduled capital contributions amount to approximately $122.5 million and will be paid in three installments with the last payment occurring in 2021, and these contributions may be subject to potential offset against dividend payments as permitted under the terms of the Third Amended and Restated Reimbursement Agreement. The support agreements provide that amounts would become payable by PLC to Golden Gate III if Golden Gate III’s annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate III. Pursuant to the terms of an amended and restated letter agreement with UBS, PLC has continued to guarantee the payment of fees to UBS as specified in the Third Amended and Restated Reimbursement Agreement. As of December 31, 2016 (Successor Company), no payments have been made under these agreements.

Golden Gate IV Vermont Captive Insurance Company

Golden Gate IV Vermont Captive Insurance Company (“Golden Gate IV”), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement with UBS AG, Stamford Branch, as issuing lender. Under the Reimbursement Agreement, dated December 10, 2010, UBS issued an LOC in the initial amount of $270 million to a trust for the benefit of WCL. Pursuant to the terms of the Reimbursement Agreement, the LOC reached its scheduled peak amount of $790 million in 2016 and remained at this level as of December 31, 2016 (Successor Company). The term of the LOC is expected to be 12 years from the original issuance date (stated maturity of December 30, 2022). The LOC was issued to support certain obligations of Golden Gate IV to WCL under an indemnity reinsurance agreement, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. This transaction is “non-recourse” to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate IV are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate IV obligating PLC to make capital contributions or provide support related to certain of Golden Gate IV’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate IV. The support agreements provide that amounts would become payable by PLC to Golden Gate IV if Golden Gate IV’s annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate IV. PLC has also entered into a separate agreement to guarantee the payments of LOC fees under the terms of the Reimbursement Agreement. As of December 31, 2016 (Successor Company), no payments have been made under these agreements.

Repurchase Program Borrowings

While the Company anticipates that the cash flows of its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. As of December 31, 2016 (Successor Company), the fair value of securities pledged under the repurchase program was $861.7 million and the repurchase obligation of $797.7 million was included in the Company’s consolidated balance sheets (at an average borrowing rate of 65 basis points). During the year ended December 31, 2016 (Successor Company), the maximum balance outstanding at any one point in time related to these programs was $1,065.8 million. The average daily balance was $505.4 million (at an average borrowing rate of 44 basis points) during the year ended December 31, 2016 (Successor Company). During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the maximum balance outstanding at any one point in time related to these programs was $912.7 million and $175.0 million, respectively. The average daily balance was $540.3 million and $77.4 million (at an average borrowing rate of 20 and 16 basis points, respectively) during the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively.

The following table provides the fair value of collateral pledged for repurchase agreements, grouped by asset class, as of December 31, 2016 (Successor Company):

Repurchase Agreements, Securities Lending Transactions, and Repurchase-to-Maturity Transactions Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements
As of December 31, 2016 (Successor Company)
(Dollars In Thousands)
	Overnight and			Greater Than
	Continuous	Up to 30 days	30 - 90 days	90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$357,705	$23,758	$—	$—	$381,463
State and municipal securities	—	—	—	—	—
Other asset-backed securities	—	—	—	—	—
Corporate securities	—	—	—	—	—
Equity securities	—	—	—	—	—
Non-U.S. sovereign debt	—	—	—	—	—
Mortgage loans	480,269	—	—	—	480,269
Total borrowings	$837,974	$23,758	$—	$—	$861,732

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense on non-recourse funding obligations, letters of credit, and other temporary borrowings was $170.8 million, $106.4 million, $10.0 million, $118.6 million, for the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively.

16.                             COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 20 cities, including 24,090 square feet in Birmingham (excluding the home office building), with most leases being for periods of three to ten years. The Company had rental expense of $11.4 million, $10.2 million, $0.9 million, and $10.8 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively. The aggregate annualized rent was approximately $11.4 million for the year ended December 31, 2016 (Successor Company). The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2017	$4,497
2018	4,515
2019	4,319
2020	4,044
2021	3,779
Thereafter	12,472

Additionally, the Company leases a building contiguous to its home office. The lease was renewed in December 2013 and was extended to December 2018. At the end of the lease term the Company may purchase the building for approximately $75 million. Monthly rental payments are based on the current LIBOR rate plus a spread. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2017	$1,653
2018	76,629

As of December 31, 2016 and 2015 (Successor Company), the Company had outstanding mortgage loan commitments of $855.3 million at an average rate of 4.17% and $601.9 million at an average rate of 4.43%, respectively.

Under the insurance guaranty fund laws of most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. From time to time, companies may be asked to contribute amounts beyond prescribed limits. It is possible that the Company could be assessed with respect to product lines not offered by the Company. In addition, legislation may be introduced in various states with respect to guaranty fund assessment laws related to insurance products, including long term care insurance and other specialty products, that alters future premium tax offsets received in connection with guaranty fund assessments. The Company cannot predict the amount, nature or timing of any future assessments or legislation, any of which could have a material and adverse impact on the Company’s financial condition or results of operations.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. The financial services and insurance industries in particular are also sometimes the target of law enforcement and regulatory investigations relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

The Company and certain of its insurance subsidiaries, as well as certain other insurance companies for which the Company has coinsured blocks of life insurance and annuity policies, are under audit for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company is presently unable to estimate the reasonably possible loss or range of loss that may result from the audits due to a number of factors, including uncertainty as to the legal theory or theories that may give rise to liability, the early stages of the audits being conducted, and, with respect to one block of life insurance policies that is co-insured by the Company, uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with such policies. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with the audits reasonably estimable.

The Company and certain of its subsidiaries are under a targeted multi-state examination with respect to their claims paying practices and their use of the U.S. Social Security Administration’s Death Master File or similar databases (a “Death Database”) to identify unreported deaths in their life insurance policies, annuity contracts and retained asset accounts. There is no clear basis in previously existing law for requiring a life insurer to search for unreported deaths in order to determine whether a benefit is owed, and substantial legal authority exists to support the position that the prevailing industry practice was lawful. A number of life insurers, however, have entered into settlement or consent agreements with state insurance regulators under which the life insurers agreed to implement procedures for periodically comparing their life insurance and annuity contracts and retained asset accounts against a Death Database, treating confirmed deaths as giving rise to a death benefit under their policies, locating beneficiaries and paying them the benefits and interest, and escheating the benefits and interest as well as penalties to the state if the beneficiary could not be found. It has been publicly reported that the life insurers have paid administrative and/or examination fees to the insurance regulators in connection with the settlement or consent agreements. The Company believes it is reasonably possible that insurance regulators could demand from the Company administrative and/or examination fees relating to the targeted multi-state examination. Based on publicly reported payments by other life insurers, the Company estimates the range of such fees to be from $0 to $4.5 million.

17.                             SHAREOWNER’S EQUITY

PLC owns all of the 2,000 shares of non-voting preferred stock issued by the Company’s subsidiary, Protective Life and Annuity Insurance Company (“PL&A”). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A’s statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2016, 2015, and 2014, PL&A paid no dividends to PLC on its preferred stock.

18.                             STOCK-BASED COMPENSATION (PREDECESSOR COMPANY)

As a result of the Merger, PLC adopted a new long-term incentive program in 2015. The program was modified to reflect the fact that PLC no longer has a publicly traded class of stock to use in its compensation programs. Prior to that time, since 1973, PLC had stock-based incentive plans designed and established to motivate management to focus on its long-range performance through the awarding of stock-based compensation. Due to change in control provision, the awards outstanding immediately prior to the Merger were cancelled and converted into the right to receive an amount in cash. For more information refer to Note 4, Dai-ichi Merger.

Performance Shares (Predecessor)

The criteria for payment of the 2014 performance awards was based on PLC’s average operating return on average equity (“ROE”) over a three-year period. If PLC’s ROE was below 10.5%, no award was earned. If PLC’s ROE was at or above 12.0%, the award maximum was earned.

Performance shares were equivalent in value to one share of PLC’s common stock times the award earned percentage payout. Performance share awards of 203,295 performance share awards were issued during the year ended December 31, 2014 (Predecessor Company).

Performance share awards and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	Estimated Fair Value
		(Dollars In Thousands)
2014	203,295	$10,484

Stock Appreciation Rights (Predecessor)

Stock Appreciation Rights (“SARs”) were granted to certain officers of PLC to provide long-term incentive compensation based solely on the performance of PLC’s common stock. The SARs were exercisable either 5 years after the date of grant or in three or four equal annual installments beginning one year after the date of grant (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted-average base price was as follows:

	Weighted-Average Base Price Per Share	No. of SARs
Balance at December 31, 2014	$30.41	157,628

The outstanding SARs as of December 31, 2014 (Predecessor Company), were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$41.05	10,000	1	10,000
$43.46	22,300	3	22,300
$38.59	52,000	4	52,000
$3.50	46,110	5	46,110
$18.36	27,218	6	27,218

There were no SARs issued for the year ended December 31, 2014 (Predecessor Company). These fair values were estimated using a Black-Scholes option pricing model. The assumptions used in this pricing model varied depending on the vesting period of awards. Assumptions used in the model for the 2010 SARs granted (the simplified method under the ASC Compensation-Stock Compensation Topic was used for the 2010 awards) were as follows: an expected volatility of 69.4%, a risk-free interest rate of 2.6%, a dividend rate of 2.4%, a zero percent forfeiture rate, and expected exercise date of 2016. Due to the change in control provision, all SARs outstanding immediately prior to the Merger were cancelled and converted into the right to receive an amount in cash.

Restricted Stock Units (Predecessor)

Restricted stock units were awarded to participants and include certain restrictions relating to vesting periods. PLC issued 98,700 restricted stock units for the year ended December 31, 2014 (Predecessor Company). These awards had a total fair value at grant date of $5.1 million. Approximately half of these restricted stock units were to vest after three years from grant date and the remainder vest after four years.

PLC recognizes all stock-based compensation expense over the related service period of the award, or earlier for retirement eligible employees. The expense recorded by PLC for its stock-based compensation plans was $25.9 million in 2014. PLC’s obligations of its stock-based compensation plans that are expected to be settled in shares of PLC’s common stock are reported as a component of shareowner’s equity, net of deferred taxes. As of December 31, 2014 (Predecessor Company), the total compensation cost related to non-vested stock-based compensation not yet recognized was $27.0 million. Due to the Merger, the unrecognized stock compensation expense was accelerated as of the date of the merger due to a change in control provision.

The following table provides information as of December 31, 2014 (Predecessor Company), regarding equity compensation plans under which the Company’s common stock was authorized for issuance:

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2014 (a)		Weighted-average exercise price of outstanding options, warrants and rights as of December 31, 2014 (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) as of of December 31, 2014 (c)
Equity compensation plans approved by shareowners	1,960,959	(1)	$22.07	(3)	4,092,546	(4)
Equity compensation plans not approved by shareowners	193,720	(2)	Not applicable		Not applicable	(5)
Total	2,154,679		$22.07		4,092,546

(1)         Includes the following number of shares: (a) 102,458 shares issuable with respect to outstanding SARs (assuming for this purpose that one share of common stock will be payable with respect to each outstanding SAR); (b) 907,487 shares issuable with respect to outstanding performance share awards (assuming for this purpose that the awards are payable based on estimated performance under the awards as of September 30, 2014); (c) 313,199 shares issuable with respect to outstanding restricted stock units (assuming for this purpose that shares will be payable with respect to all outstanding restricted stock units); (d) 475,386 shares issuable with respect to stock equivalents representing previously earned awards under the LTIP that the recipient deferred under PLC’s Deferred Compensation Plan for Officers; and (e) 162,429 shares issuable with respect to stock equivalents representing previous awards under PLC’s Stock Plan for Non-Employee Directors that the recipient deferred under PLC’s Deferred Compensation Plan for Directors Who Are Not Employees of PLC.

(2)         Includes the following number of shares of common stock: (a) 152,709 shares issuable with respect to stock equivalents representing (i) stock awards to PLC’s Directors before June 1, 2004 that the recipient deferred pursuant to PLC’s Deferred Compensation Plan for Directors Who Are Not Employees of PLC and (ii) cash retainers and fees that PLC’s Directors deferred under the Company’s Deferred Compensation Plan for Directors Who Are Not Employees of PLC, and (b) 41,011 shares issuable with respect to stock equivalents pursuant to PLC’s Deferred Compensation Plan for Officers.

(3)         Based on exercise prices of outstanding SARs.

(4)         Represents shares of common stock available for future issuance under the LTIP and PLC’s Stock Plan for Non-Employee Directors.

(5)         The plans listed in Note (2) do not currently have limits on the number of shares of common stock issuable under such plans. The total number of shares of common stock that may be issuable under such plans will depend upon, among other factors, the deferral elections made by the plans’ participants.

19.                             EMPLOYEE BENEFIT PLANS

Due to the Dai-ichi acquisition, PLC remeasured all materially impacted benefit plans as of January 31, 2015. Financial remeasurement was performed for the defined benefit pension plan, the unfunded excess benefit plan, and the postretirement life insurance plan as of January 31, 2015. The January results for the retiree life plan were not material, and therefore, remeasurement was not deemed necessary for this plan. PLC has disclosed relevant financial information related to the January 31, 2015 remeasurement.

Beginning with the December 31, 2015 measurement, PLC changed its method used to estimate the service and interest cost components of net periodic benefit cost for pension and other postretirement benefits by applying a spot rate approach. Historically, PLC utilized a single weighted average discount rate derived from a selected yield curve used to measure the benefit obligation as of the measurement date. Under the new spot rate approach, the actual calculation of service and interest cost will reflect an array of spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. PLC made this change to provide a more precise measurement of service and interest costs by improving the correlation between projected benefit cash flows to the corresponding spot rates from the selected yield curve. This new approach does not affect the measurement of the total benefit obligation.

Defined Benefit Pension Plan and Unfunded Excess Benefit Plan

PLC sponsors a defined benefit pension plan covering substantially all of its employees, including those of the Company. Benefits are based on years of service and the employee’s compensation.

Effective January 1, 2008, PLC made the following changes to its defined benefit pension plan. These changes have been reflected in the computations within this note.

•                  Employees hired after December 31, 2007, will receive benefits under a cash balance plan.

•                  Employees active on December 31, 2007, with age plus vesting service less than 55 years, will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•                  Employees active on December 31, 2007, with age plus vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•                  All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

In 2016, PLC amended its defined benefit pension plan to offer a limited-time opportunity of benefit payouts to eligible, terminated-vested participants (“lump sum window”). The lump sum window provided eligible, terminated-vested participants with an option to elect to receive a lump sum settlement of his or her pension benefit in December 2016 or to elect receipt of monthly pension benefits commencing in December 2016. This event triggered settlement accounting for PLC and resulted in the recognition of $0.9 million of settlement income for the twelve months ended December 31, 2016 (Successor Company).

PLC also sponsors an unfunded excess benefit plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law.

On May 5, 2016, the Board of Directors of Protective Life Corporation decided to convert the accrued benefit payable under the excess benefit plan as of March 31, 2016 to John D. Johns, the Company’s Chairman and Chief Executive Officer, into a lump sum amount. On September 30, 2016, the lump sum amount was allocated to a book entry account that will be treated as though it were a deferral account under PLC’s deferred compensation plan for officers. Mr. Johns will continue to accrue benefits with respect to his continued service as an employee of PLC after March 31, 2016 in a manner that is consistent with the provisions of the excess benefit plan. The conversion event required PLC to re-measure the excess benefit plan as of May 31, 2016 and resulted in the recognition of $2.1 million in settlement expense during the twelve months ended December 31, 2016 (Successor Company).

The following table presents the benefit obligation, fair value of plan assets, funded status, and amounts not yet recognized as components of net periodic pension costs for PLC’s defined benefit pension plan and unfunded excess benefit plan as of December 31, 2016 (Successor Company), December 31, 2015 (Successor Company), and January 31, 2015 (Predecessor Company):

	Successor Company				Predecessor Company
	December 31, 2016		December 31, 2015		January 31, 2015
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)				(Dollars In Thousands)
Accumulated benefit obligation, end of year	$247,595	$45,594	$250,133	$54,196	$262,290	$49,251
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$268,221	$56,985	$281,099	$51,243	$267,331	$49,575
Service cost	12,791	1,413	11,220	1,229	974	95
Interest cost	9,751	1,353	9,072	1,499	1,002	140
Amendments	—	—	—	—	—	—
Actuarial loss/(gain)	5,988	4,124	(19,235)	4,484	12,384	1,555
Benefits paid	(30,903)	(16,073)	(13,935)	(1,470)	(592)	(122)
Projected benefit obligation at end of year	265,848	47,802	268,221	56,985	281,099	51,243
Change in plan assets:
Fair value of plan assets at beginning of year	196,042	—	201,820	—	203,772	—
Actual return on plan assets	15,815	—	6,751	—	(3,525)	—
Employer contributions(1)	20,889	16,073	1,406	1,470	2,165	122
Benefits paid(2)	(30,903)	(16,073)	(13,935)	(1,470)	(592)	(122)
Fair value of plan assets at end of year	201,843	—	196,042	—	201,820	—
After reflecting FASB guidance:
Funded status	(64,005)	(47,802)	(72,179)	(56,985)	(79,279)	(51,243)
Amounts recognized in the balance sheet:
Other liabilities	(64,005)	(47,802)	(72,179)	(56,985)	(79,279)	(51,243)
Amounts recognized in accumulated other comprehensive income:
Net actuarial loss/(gain)	(7,855)	6,294	(12,772)	4,484	96,965	22,401
Prior service cost/(credit)	—	—	—	—	(1,001)	23
Total amounts recognized in AOCI	$(7,855)	$6,294	$(12,772)	$4,484	$95,964	$22,424

(1)         Employer contributions disclosed are based on the Company’s fiscal filing year

(2)         Includes amount related to Mr. Johns’ excess benefit to deferred compensation plan conversion as discussed above in Unfunded Excess Benefit Plan

Weighted-average assumptions used to determine benefit obligations as of December 31 are as follows:

	Successor Company
	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	2016	2015	2016	2015
Discount rate	4.04%	4.29%	3.60%	3.63%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above

The benefit obligations as of January 31 were determined based on the assumptions used in the 2014 year end disclosures with the following exception:

	Predecessor Company
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
Discount rate	3.55%	3.26%

Weighted-average assumptions used to determine the net periodic benefit cost for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the year ended December 31, 2014 (Predecessor Company) are as follows:

	Successor Company				Predecessor Company
	For The Year Ended December 31,				For The Year Ended December 31,
	2016	2015	2016	2015	2014	2014
	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan		Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
Discount rate	4.29%	3.95%	3.63%	3.65%	4.86%	4.30%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	3.0	4.0
Expected long-term return on plan assets	7.25%	7.50%	N/A	N/A	7.50%	N/A

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

To determine an appropriate long-term rate of return assumption, PLC obtained 25 year annualized returns for each of the represented asset classes. In addition, PLC received evaluations of market performance based on PLC’s asset allocation as provided by external consultants. A combination of these statistical analytics provided results that PLC utilized to determine an appropriate long-term rate of return assumption.

Components of the net periodic benefit cost for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company) are as follows:

	Successor Company				Predecessor Company
	For The Year Ended December 31, 2016		February 1, 2015 to December 31, 2015		January 1, 2015 to January 31, 2015		For The Year Ended December 31, 2014
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)				(Dollars In Thousands)
Service cost — benefits earned during the period	$12,791	$1,413	$11,220	$1,229	$974	$95	$9,411	$954
Interest cost on projected benefit obligation	9,751	1,353	9,072	1,499	1,002	140	10,493	1,696
Expected return on plan assets	(13,780)	—	(13,214)	—	(1,293)	—	(12,166)	—
Amortization of prior service cost/(credit)	—	—	—	—	(33)	1	(392)	12
Amortization of actuarial loss/(gain)(1)	—	178	—	—	668	138	6,821	1,516
Preliminary net periodic benefit cost	8,762	2,944	7,078	2,728	1,318	374	14,167	4,178
Settlement/curtailment expense(2)	(964)	2,135	—	—	—	—	—	—
Total net periodic benefit cost	$7,798	$5,079	$7,078	$2,728	$1,318	$374	$14,167	$4,178

(1)            2016 average remaining service period used is 9.31 years and 8.58/8.63 years for the defined benefit pension plan and unfunded excess benefit plan, respectively.

(2)            The unfunded excess benefit plan triggered settlement accounting for the year ended December 31, 2016 since the total lump sum payments exceeded the settlement threshold of service cost plus interest cost.

For the defined benefit pension plan, PLC does not expect to amortize any net actuarial loss/(gain) from other comprehensive income into net periodic benefit cost during 2017 since the net actuarial loss/(gain) subject to amortization is less than 10% of the greater of the smooth value of assets or the projected benefit obligation. For the unfunded excess benefit plan, PLC expects to amortize a loss of approximately $0.2 million from other comprehensive income into net periodic benefit cost during 2017.

Estimated future benefit payments under the defined benefit pension plan and unfunded excess benefit plan are as follows:

Years	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)
2017	$18,410	$3,014
2018	18,050	3,245
2019	19,112	6,364
2020	19,434	5,290
2021	19,990	4,873
2022 - 2026	106,672	21,890

Defined Benefit Pension Plan Assets

Allocation of plan assets of the defined benefit pension plan by category as of December 31 are as follows:

	Successor Company
Asset Category	Target Allocation for 2017	2016	2015
Cash and cash equivalents	2%	2%	2%
Equity securities	60	61	61
Fixed income	38	37	37
Total	100%	100%	100%

PLC’s target asset allocation is designed to provide an acceptable level of risk and balance between equity assets and fixed income assets. The weighting towards equity securities is designed to help provide for an increased level of asset growth potential and liquidity.

Prior to July 1999, upon an employee’s retirement, a distribution from pension plan assets was used to purchase a single premium annuity from the Company in the retiree’s name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash. When calculating asset allocation, PLC includes reserves for pre-July 1999 retirees.

PLC’s investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans’ actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The plan’s equity assets are in a Russell 3000 index fund that invests in a domestic equity index collective trust managed by Northern Trust Corporation and in a Spartan 500 index fund managed by Fidelity. The plan’s cash is invested in a collective trust managed by Northern Trust Corporation. The plan’s fixed income assets are invested in a group deposit administration annuity contract with the Company.

Plan assets of the defined benefit pension plan by category as of December 31, 2016 and 2015 (Successor Company) are as follows:

	Successor Company
	As of December 31,
Asset Category	2016	2015
	(Dollars In Thousands)
Cash and cash equivalents	$4,175	$3,121
Equity securities:
Collective Russell 3000 equity index fund	67,627	72,663
Fidelity Spartan 500 index fund	58,815	52,551
Fixed income	71,226	67,707
Total investments	201,843	196,042
Employer contribution receivable	—	—
Total	$201,843	$196,042

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Plan’s group deposit administration annuity contract with the Company is recorded at contract value, which, by utilizing a long-term view, PLC believes approximates fair value. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities. Units in collective short-term and collective investment funds are valued at the unit value, which approximates fair value, as reported by the trustee of the collective short-term and collective investment funds on each valuation date. These methods of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan’s assets at fair value as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$4,175	$—	$—	$4,175
Collective investment funds:
Equity index funds	58,815	67,627	—	126,442
Group deposit administration annuity contract	—	—	71,226	71,226
Total investments	$62,990	$67,627	$71,226	$201,843

The following table sets forth by level, within the fair value hierarchy, the Plan’s assets at fair value as of December 31, 2015 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$3,121	$—	$—	$3,121
Collective investment funds:
Equity index funds	52,551	72,663	—	125,214
Group deposit administration annuity contract	—	—	67,707	67,707
Total investments	$55,672	$72,663	$67,707	$196,042

For the year ended December 31, 2016 (Successor Company) and for the period of February 1, 2015 to December 31, 2015 (Successor Company), there were no transfers between levels.

The following table summarizes the Plan investments measured at fair value based on NAV per share as of December 31, 2016 (Successor Company) and December 31, 2015 (Successor Company), respectively:

Name	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Collective short-term investment fund	$4,175	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	67,627	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	58,815	Not Applicable	Daily	1 day
As of December 31, 2015
Collective short-term investment fund	$3,121	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	72,663	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	52,551	Not Applicable	Daily	1 day

(1)   Non-lending collective trust that does not publish a daily NAV but tracks the Russell 3000 index and provides a daily NAV to the Plan.

The following table presents a reconciliation of the beginning and ending balances for the fair value measurements for the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Copmany) for which PLC has used significant unobservable inputs (Level 3):

	Successor Company		Predecessor Company
	December 31, 2016	December 31, 2015	January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Balance, beginning of year	$67,707	$64,581	$64,296
Interest income	3,519	3,126	285
Transfers from collective short-term investments fund	—	—	—
Transfers to collective short-term investments fund	—	—	—
Balance, end of year	$71,226	$67,707	$64,581

The following table represents the Plan’s Level 3 financial instrument, the valuation technique used, and the significant unobservable input and the ranges of values for that input as of December 31, 2016 (Successor Company):

Instrument	Fair Value	Principal Valuation Technique	Significant Unobservable Inputs	Range of Significant Input Values
	(Dollars In Thousands)
Group deposit administration annuity contract	$71,226	Contract Value	Contract Rate	5.11 - 5.35%

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

Defined Benefit Pension Plan Funding Policy

PLC’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of the Employee Retirement Income Security Act (“ERISA”) plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

Under the Pension Protection Act of 2006 (“PPA”), a plan could be subject to certain benefit restrictions if the plan’s adjusted funding target attainment percentage (“AFTAP”) drops below 80%. Therefore, PLC may make additional contributions in future periods to maintain an AFTAP of at least 80%. In general, the AFTAP is a measure of how well the plan is funded and is obtained by dividing the plan’s assets by the plan’s funding liabilities. AFTAP is based on participant data, plan provisions, plan methods and assumptions, funding credit balances, and plan assets as of the plan valuation date. Some of the assumptions and methods used to determine the plan’s AFTAP may be different from the assumptions and methods used to measure the plan’s funded status on a GAAP basis.

In July of 2012, the Moving Ahead for Progress in the 21st Century Act (“MAP-21”), which includes pension funding stabilization provisions, was signed into law. These provisions establish an interest rate corridor which is designed to stabilize the segment rates used to determine funding requirements from the effects of interest rate volatility. In August of 2014, the Highway and Transportation Funding Act of 2014 (“HATFA”) was signed into law. HAFTA extends the funding relief provided by MAP-21 by delaying the interest rate corridor expansion. The funding stabilization provisions of MAP-21 and HATFA reduced the Company’s minimum required defined benefit plan contributions for the 2013 and 2014 plan years. Since the funding stabilization provisions of MAP-21 and HATFA do not apply for Pension Benefit Guaranty Corporation (“PBGC”) reporting purposes, PLC may also make additional contributions in future periods to avoid certain PBGC reporting triggers.

During the twelve months ended December 31, 2016, PLC contributed $1.9 million to the defined benefit pension plan for the 2015 plan year and $19.0 million to its defined benefit pension plan for the 2016 plan year. The $19.0 million contribution for the 2016 plan year was an acceleration of the contributions due during 2017 and was related to the funding of payments resulting from the lump sum window offered during the year as previously discussed herein. PLC has not yet determined what amount it will fund for 2017, but estimates that the amount will be between $1 million and $10 million.

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2016 and 2015 (Successor Company), the accumulated postretirement benefit obligation associated with these benefits was $0.1 million and $0.1 million, respectively.

The change in the benefit obligation for the retiree medical plan is as follows:

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$137	$247
Service cost	—	1
Interest cost	1	2
Actuarial (gain)/loss	(22)	(113)
Plan participant contributions	87	141
Benefits paid	(142)	(141)
Benefit obligation, end of year	$61	$137

For the retiree medical plan, PLC’s discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2016 (Successor Company) is 1.70% and 1.54%, respectively.

For a closed group of retirees over age 65, PLC provides a prescription drug benefit. As of December 31, 2016 (Successor Company) and December 31, 2015 (Successor Company), PLC’s liability related to this benefit was less than $0.1 million. PLC’s obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. The accumulated postretirement benefit obligation associated with these benefits is as follows:

	Successor Company		Predecessor Company
	As of December 31, 2016	As of December 31, 2015	As of January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$9,063	$9,781	$9,288
Service cost	102	138	12
Interest cost	338	336	39
Actuarial (gain)/loss	604	(894)	511
Benefits paid	(473)	(298)	(69)
Benefit obligation, end of year	$9,634	$9,063	$9,781

For the postretirement life insurance plan, PLC’s discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2016 (Successor Company) is 4.35% and 4.60%, respectively.

PLC’s expected long-term rate of return assumption used to determine the net periodic benefit cost as of December 31, 2016 (Successor Company) is 2.75%. To determine an appropriate long-term rate of return assumption, PLC utilized 25 year average and annualized return results on the Barclay’s short treasury index.

Investments of PLC’s group life insurance plan are held by Wells Fargo Bank, N.A. Plan assets held by the Custodian are invested in a money market fund.

The fair value of each major category of plan assets for PLC’s postretirement life insurance plan is as follows

	Successor Company
	As of December 31,
Category of Investment	2016	2015
	(Dollars In Thousands)

Money market fund	$5,362	$5,653

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued based on historical cost, which represents fair value, at year end. This method of valuation may produce a fair value calculation that may not be reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan’s assets at fair value as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money market fund	$5,362	$—	$—	$5,362

The following table sets forth by level, within the fair value hierarchy, the Plan’s assets at fair value as of December 31, 2015 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money market fund	$5,653	$—	$—	$5,653

For the year ended December 31, 2016 and 2015 (Successor Company), there were no transfers between levels.

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) Plan

PLC sponsors a 401(k) Plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax “Roth” contributions. Employees may contribute up to 25% of their eligible annual compensation to the 401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service ($18,000 for 2016). The Plan also provides a “catch-up” contribution provision which permits eligible participants (age 50 or over at the end of the calendar year), to make additional contributions that exceed the regular annual contribution limits up to a limit periodically set by the Internal Revenue Service ($6,000 for 2016). PLC matches the sum of all employee contributions dollar for dollar up to a maximum of 4% of an employee’s pay per year per person. All matching contributions vest immediately.

Prior to 2009, employee contributions to PLC’s 401(k) Plan were matched through use of an ESOP established by PLC. Beginning in 2009, PLC adopted a cash match for employee contributions to the 401(k) plan. For the year ended December 31, 2016 (Successor Company) and for the period of February 1, 2015 to December 31, 2015 (Successor Company), PLC recorded an expense of $7.5 million and $6.3 million, respectively.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program were made in early 2006, with respect to the 2005 plan year. The expense recorded by PLC for this employee benefit was $0.6 million, $0.5 million, and $0.4 million, respectively, in 2016, 2015, and 2014.

Prior to the Merger date of February 1, 2015, PLC’s outstanding and publicly traded common stock was a component of the investment options allowed to participants in the 401(k) Plan.

Deferred Compensation Plan

On February 1, 2015, PLC became a wholly owned subsidiary of Dai-ichi Life and PLC stock ceased to be publicly traded. Thus, any common stock equivalents within the plans converted into rights to receive the merger consideration of $70.00 per common stock equivalent.

As of February 1, 2015, PLC has continued the deferred compensation plans for officers and others. Compensation deferred was credited to the participants in cash, mutual funds, or a combination thereof. As of December 31, 2015 (Successor Company), PLC’s obligations related to its deferred compensation plans are reported in other liabilities.

20.          ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table summarizes the changes in the accumulated balances for each component of AOCI as of December 31, 2016 and 2015 (Successor Company), January 31, 2015 (Predecessor Company), and December 31, 2014 (Predecessor Company).

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2015	$(1,246,391)	$—	$(1,246,391)
Other comprehensive income (loss) before reclassifications	606,848	688	607,536
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(6,782)	—	(6,782)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(9,442)	39	(9,403)
Net current-period other comprehensive income (loss)	590,624	727	591,351
Ending Balance, December 31, 2016	$(655,767)	$727	$(655,040)

(1)              See Reclassification table below for details.

(2)              As of December 31, 2015 (Successor Company) and December 31, 2016 (Successor Company), net unrealized losses reported in AOCI were offset by $623.0 million and $424.1 million, respectively, due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, February 1, 2015	$—	$—	$—
Other comprehensive income (loss) before reclassifications	(1,263,367)	(86)	(1,263,453)
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(393)	—	(393)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	17,369	86	17,455
Net current-period other comprehensive income (loss)	(1,246,391)	—	(1,246,391)
Ending Balance, December 31, 2015	$(1,246,391)	$—	$(1,246,391)

(1)              See Reclassification table below for details.

(2)              As of December 31, 2015 (Successor Company), net unrealized losses reported in AOCI were offset by $623.0 million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Predecessor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2014	$1,483,293	$(82)	$1,483,211
Other comprehensive income (loss) before reclassifications	482,143	9	482,152
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(243)	—	(243)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(4,166)	23	(4,143)
Net current-period other comprehensive income (loss)	477,734	32	477,766
Ending Balance, January 31, 2015	$1,961,027	$(50)	$1,960,977

(1)         See Reclassification table below for details.

(2)         As of January 31, 2015 and December 31, 2014, net unrealized losses reported in AOCI were offset by $(492.6) million and $(504.4) million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Predecessor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2013	$540,201	$(1,235)	$538,966
Other comprehensive income (loss) before reclassifications	983,985	(2)	983,983
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	3,498	—	3,498
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(44,391)	1,155	(43,236)
Net current-period other comprehensive income (loss)	943,092	1,153	944,245
Ending Balance, December 31, 2014	$1,483,293	$(82)	$1,483,211

(1)         See Reclassification table below for details.

(2)         As of December 31, 2014 and 2013, net unrealized losses reported in AOCI were offset by $(504.4) million and $(189.8) million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

The following table summarizes the reclassifications amounts out of AOCI for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company).

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Successor Company
For The Year Ended December 31, 2016
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(60)	Benefits and settlement expenses, net of reinsurance ceded
	(60)	Total before tax
	21	Tax (expense) or benefit
	$(39)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$32,275	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(17,748)	Net impairment losses recognized in earnings
	14,527	Total before tax
	(5,085)	Tax (expense) or benefit
	$9,442	Net of tax

(1)   See Note 8, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Successor Company
February 1, 2015 to December 31, 2015
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(131)	Benefits and settlement expenses, net of reinsurance ceded
	(131)	Total before tax
	45	Tax (expense) or benefit
	$(86)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$271	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(26,992)	Net impairment losses recognized in earnings
	(26,721)	Total before tax
	9,352	Tax (expense) or benefit
	$(17,369)	Net of tax

(1)         See Note 8, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Predecessor Company
January 1, 2015 to January 31, 2015
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(36)	Benefits and settlement expenses, net of reinsurance ceded
	(36)	Total before tax
	13	Tax (expense) or benefit
	$(23)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$6,891	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(481)	Net impairment losses recognized in earnings
	6,410	Total before tax
	(2,244)	Tax (expense) or benefit
	$4,166	Net of tax

(1)         See Note 8, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Predecessor Company
For The Year Ended December 31, 2014
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(1,777)	Benefits and settlement expenses, net of reinsurance ceded
	(1,777)	Total before tax
	622	Tax (expense) or benefit
	$(1,155)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$75,569	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(7,275)	Net impairment losses recognized in earnings
	68,294	Total before tax
	(23,903)	Tax (expense) or benefit
	$44,391	Net of tax

(1)         See Note 8, Derivative Financial Instruments for additional information.

21.                             INCOME TAXES

The Company’s effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%	35.0%
State income taxes	0.6	1.4	0.5	0.5
Investment income not subject to tax	(3.1)	(6.8)	(2.8)	(2.7)
Uncertain tax positions	0.3	—	—	0.5
Other	(0.3)	(0.3)	0.7	0.1
	32.5%	29.3%	33.4%	33.4%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

The components of the Company’s income tax are as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Current income tax expense:
Federal	$(41,244)	$50,722	$(48,469)	$176,238
State	2,581	(4,000)	1,085	5,525
Total current	$(38,663)	$46,722	$(47,384)	$181,763
Deferred income tax expense:
Federal	$204,810	$18,880	$90,774	$65,566
State	3,926	8,889	935	(491)
Total deferred	$208,736	$27,769	$91,709	$65,075

The components of the Company’s net deferred income tax liability are as follows:

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Deferred income tax assets:
Loss and credit carryforwards	$510,886	$115,667
Deferred compensation	101,626	108,416
Deferred policy acquisition costs	155,009	267,542
Premium on non-recourse funding obligations	4,482	13,872
Net unrealized loss on investments	353,149	671,176
Other	—	6,605
Valuation allowance	(5,039)	(3,466)
	1,120,113	1,179,812
Deferred income tax liabilities:
Premium receivables and policy liabilities	819,476	202,753
VOBA and other intangibles	720,878	632,176
Invested assets (other than unrealized gains (losses))	1,340,688	1,560,063
Other	30,032	—
	2,911,074	2,394,992
Net deferred income tax liability	$(1,790,961)	$(1,215,180)

The Company’s income tax returns, except for MONY which files separately, are included in PLC’s consolidated U.S. income tax return.

The deferred tax assets reported above include certain deferred tax assets related to nonqualified deferred compensation and other employee benefit liabilities. These liabilities were assumed by AXA and they were not acquired by the Company in connection with the acquisition of MONY. The future tax deductions stemming from these liabilities will be claimed by the Company on MONY’s tax returns in its post-acquisition periods. These deferred tax assets have been estimated as of the MONY Acquisition date (and through the December 31, 2016 reporting date) based on all available information. However, it is possible that these estimates may be adjusted in future reporting periods based on actuarial changes to the projected future payments associated with these liabilities. Any such adjustments will be recognized by the Company as an adjustment to income tax expense during the period in which they are realized.

In management’s judgment, the gross deferred income tax asset as of December 31, 2016 (Successor Company) will more likely than not be fully realized. The Company has recognized a valuation allowance of $7.8 million and $5.3 million as of December 31, 2016 and 2015 (Successor Company), respectively, related to state-based loss carryforwards that it has determined are more likely than not to expire unutilized. This resulting unfavorable change of $2.5 million, before federal income taxes, increased state income tax expense in 2016 by the same amount.

During the twelve months ended December 31, 2016 (Successor Company), the Company entered into a reinsurance transaction, as discussed in Note 3, Significant Transactions. This transaction is expected to generate an operating loss on the

Company’s consolidated 2016 U.S. income tax return. The Company has evaluated its ability to carry this loss back to receive funds of previously-paid taxes, plus utilize the remaining loss in future years. The Company expects to receive refunds for substantially all of the U.S. income taxes that it paid in 2014 and 2015, as well as fully utilize the remaining operating loss carryforward during the carryforward period. Based on the Company’s current assessment of future taxable income, including available tax planning opportunities, the Company anticipates that it is more likely than not that it will generate sufficient taxable income to realize all of its material deferred tax assets. The Company did not record a valuation allowance against its material deferred tax assets as of December 31, 2016 (Successor Company).

The Company has life net operating loss carryforwards for federal income tax purposes of $1,021.5 million which are available to offset both future life group taxable income and non-life group taxable income through 2031. Foreign tax credits of $5.6 million are available to offset both future life group income tax and non-life group income tax and will begin to expire in 2024. In addition, included in the deferred income tax assets above are approximately $14.0 million in state net operating loss carryforwards attributable to certain jurisdictions, which are available to offset future taxable income in the respective state jurisdictions, expiring between 2017 and 2036.

As of December 31, 2016 and 2015 (Successor Company), some of the Company’s fixed maturities were reported at an unrealized loss. If the Company were to realize a tax-basis net capital loss for a year, then such loss could not be deducted against that year’s other taxable income. However, such a loss could be carried back and forward against any prior year or future year tax-basis net capital gains. Therefore, the Company has relied upon a prudent and feasible tax-planning strategy regarding its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold such fixed maturities to maturity, thereby avoiding a realized loss, or to generate an offsetting realized gain from unrealized gain fixed maturities if such unrealized loss fixed maturities are sold at a loss prior to maturity.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Balance, beginning of period	$8,937	$105,850	$168,076	$85,846
Additions for tax positions of the current year	2,122	2,213	(5,010)	57,392
Additions for tax positions of prior years	1,318	1,812	1,149	34,371
Reductions of tax positions of prior years:
Changes in judgment	(975)	(644)	(58,365)	(9,533)
Settlements during the period	(1,546)	(100,294)	—	—
Lapses of applicable statute of limitations	—	—	—	—
Balance, end of period	$9,856	$8,937	$105,850	$168,076

Included in the end of period balance above, as of December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and as of December 31, 2014 (Predecessor Company), are approximately $0.7 million, $1.4 million, $94.9 million, and $157.3 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $9.2 million, $7.5 million, $11.0 million, and $10.7 million as of December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and as of December 31, 2014 (Predecessor Company), respectively.

Any accrued interest related to the unrecognized tax benefits and other accrued income taxes have been included in income tax expense. There were no amounts included in any period ending in 2016, 2015, or 2014, as the parent company maintains responsibility for the interest on unrecognized tax benefits. The Company has no accrued interest associated with unrecognized tax benefits as of any balance sheet date ending in 2016, 2015, or 2014.

In June 2012, the IRS proposed favorable and unfavorable adjustments to the Company’s 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and sought resolution at the IRS’ Appeals Division. In October 2015, Appeals accepted the Company’s earlier proposed settlement offer. In September 2015, the IRS proposed favorable and unfavorable adjustments to the Company’s 2008 through 2011 reported taxable income. The Company agreed to these adjustments.

The resulting net adjustment to the Company’s current income taxes for the years 2003 through 2011 will not materially affect the Company or its effective tax rate.

In July 2016, the IRS proposed favorable and unfavorable adjustments to the Company’s 2012 and 2013 reported taxable income. The Company agreed to these adjustments. The resulting settlement paid in September 2016 did not materially impact the Company or its effective tax rate.

These agreements with the IRS are the primary cause for the reductions of unrecognized tax benefits shown in the chart above. The Company believes that in the next 12 months, none of these unrecognized tax benefits will be significantly increased or reduced. In general, the Company is no longer subject to income tax examinations by taxing authorities for tax years that began before 2014. Nevertheless, certain of these pre-2014 years have pending U.S. tax refunds. Due to their size, these refunds are being reviewed by Congress’ Joint Committee on Taxation. Furthermore, due to the afore-mentioned IRS adjustments to the Company’s pre-2014 taxable income, the Company is amending certain of its 2003 through 2013 state income tax returns. Such amendments will cause such years to remain open, pending the states’ acceptances of the returns. At this time, the Company believes that the Joint Committee’s review of its U.S. tax refunds and the states’ acceptance of its amending returns will be completed this year. The underlying statutes of limitations are expected to close in due course on or before December 31, 2017.

During the year ended December 31, 2016 (Successor Company), the Company filed a non-automatic tax accounting method change related to income recognition for unearned premium reserve and discounted loss reserve for claims incurred and is awaiting acceptance by the IRS. If the Company’s request for the non-automatic tax accounting method change is accepted as filed, the Company anticipates an overall increase to current tax expense of approximately $1.5 million which will be reflected on tax returns for the years ended December 31, 2016 through December 31, 2019. Of this total amount, a $2.9 million tax benefit will be reflected on the federal tax return for the year ended December 31, 2016 (Successor Company). This change, if approved, is not expected to have a material impact on our effective tax rate.

22.                               SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Cash paid / (received) during the year:
Interest expense	$142,463	$98,232	$21,567	$117,776
Income taxes	127,615	(75,869)	(1)	159,724

23.                               RELATED PARTY TRANSACTIONS

The Company leases furnished office space and computers to affiliates. Lease revenues were $5.8 million, $4.6 million, $0.4 million, and $4.9 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $258.0 million, $214.8 million, $19.0 million, and $206.3 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2016 and 2015 of $14.9 million and $22.5 million, respectively. There was no intercompany receivable with affiliates balance as of December 31, 2016 or 2015 (Successor Company).

Certain corporations with which PLC’s directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $7.2 million, $45.3 million, $2.6 million, and $33.4 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $8.6 million, $10.0 million, $0.8 million, and $16.5 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively.

Prior to the Merger, PLC and the Company had no related party transactions with Dai-ichi Life. During the period ending December 31, 2016 (Successor Company), PLC paid a management fee to Dai-ichi Life of $6.4 million for certain services provided to the company.

PLC has guaranteed the Company’s obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects. In addition, as of December 31, 2016 (Successor Company), PLC was the sole holder of the $800 million balance of outstanding surplus notes issued by one such wholly owned captive insurance company, Golden Gate. During 2016, these notes were contributed, ultimately, to Golden Gate and extinguished.

As of February 1, 2000, PLC guaranteed the obligations of the Company under a synthetic lease entered into by the Company, as lessee, with a non-affiliated third party, as lessor. Under the terms of the synthetic lease, financing of $75 million was available to the Company for construction of an office building and parking deck which was completed on February 1, 2000.

The synthetic lease was amended and restated as of December 19, 2013, wherein as of December 31, 2016, PLC continued to guarantee the obligations of the Company thereunder.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has reinsured GLWB and GMDB riders related to our variable annuity contracts to Shades Creek, a wholly owned insurance subsidiary of PLC. Also during 2012, PLC entered into an intercompany capital support agreement with Shades Creek which provides through a guarantee that PLC will contribute assets or purchase surplus notes (or cause an affiliate or third party to contribute assets or purchase surplus notes) in amounts necessary for Shades Creek’s regulatory capital levels to equal or exceed minimum thresholds as defined by the agreement. In accordance with this agreement, $50 million of additional capital was provided to Shades Creek by PLC through cash contributions during the year ended December 31, 2016 (Successor Company). As of December 31, 2016 (Successor Company), Shades Creek maintained capital levels in excess of the required minimum thresholds. The maximum potential future payment amount which could be required under the capital support agreement will be dependent on numerous factors, including the performance of equity markets, the level of interest rates, performance of associated hedges, and related policyholder behavior.

24.                               STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company and its insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the NAIC and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs and VOBA, 2) benefit liabilities that are calculated using Company estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to statutory limits, 4) recognition of realized gains and losses on the sale of securities in the period they are sold, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

Statutory net income (loss) for the Company was $(391.6) million, $440.0 million, and $554.2 million for the year ended December 31, 2016, 2015, and 2014, respectively. Statutory capital and surplus for the Company was $4.2 billion and $3.8 billion as of December 31, 2016 and 2015, respectively. The Statutory net loss incurred by the Company for the year ended December 31, 2016 was caused by the required Statutory accounting treatment of the initial gain recognized on the retrocession of the term business assumed from Genworth Life and Annuity Insurance Company to Golden Gate Captive Insurance Company, which resulted in approximately a $1.2 billion gain being included as a component of surplus, rather than reflected in Statutory net income as of the January 15, 2016 cession date.

The Company and its insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries’ ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to the Company from our insurance subsidiaries in 2017 is approximately $201.8 million. Additionally, as of December 31, 2016, approximately $1.4 billion of consolidated shareowner’s equity, excluding net unrealized gains on investments, represented restricted net assets of the Company’s insurance subsidiaries needed to maintain the minimum capital required by the insurance subsidiaries’ respective state insurance departments.

State insurance regulators and the National Association of Insurance Commissioners (“NAIC”) have adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company’s risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company’s statutory surplus by comparing it to the RBC. Under specific RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2016, the Company’s total adjusted capital and company action level RBC were approximately $4.5 billion and $731.0 million, respectively, providing an RBC ratio of approximately 619%.

Additionally, the Company has certain assets that are on deposit with state regulatory authorities and restricted from use. As of December 31, 2016, the Company and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a fair value of approximately $43.4 million.

The states of domicile of the Company and its insurance subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in NAIC Statutory Accounting Principles (“SAP”). The insurance subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP.

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting and the reporting of Bank Owned Life Insurance (“BOLI”) separate account amounts at book value rather than at fair value.

The favorable (unfavorable) effects of the Company and its statutory surplus, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2016	2015
	(Dollars In Millions)
Non-admission of goodwill	$(257)	$(295)
Total (net)	$(257)	$(295)

The Company also has certain prescribed and permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, accounting for the face amount of all issued and outstanding letters of credit, and a note issued by an affiliate as an asset in the statutory financial statements of certain wholly owned subsidiaries that are considered “Special Purpose Financial Captives,” and a reserve difference related to a captive insurance company.

The favorable (unfavorable) effects on the statutory surplus of the Company’s insurance subsidiaries, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2016	2015
	(Dollars In Millions)
Accounting for Letters of Credit as admitted assets	$1,720	$1,715
Accounting for certain notes as admitted assets	$2,681	$500
Reserving based on state specific actuarial practices	$120	$117

25.                               OPERATING SEGMENTS

The Company has several operating segments, each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments and makes adjustments to its segment reporting as needed. There were no changes to the Company’s operating segments made or required to be made as a result of the Merger on February 1, 2015. A brief description of each segment follows.

•                                          The Life Marketing segment markets fixed UL, IUL, VUL, BOLI, and level premium term insurance (“traditional”) products on a national basis primarily through networks of independent insurance agents and brokers, broker-dealers, financial institutions, independent marketing organizations, and affinity groups.

•                                          The Acquisitions segment focuses on acquiring, converting, and/or servicing policies and contracts acquired from other companies. The segment’s primary focus is on life insurance policies and annuity products that were sold to individuals. The level of the segment’s acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and market dynamics. Policies acquired through the Acquisitions segment are typically blocks of business where no new policies are being marketed. Therefore earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•                                          The Annuities segment markets fixed and VA products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

•                                          The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. This segment also issues funding agreements to the FHLB, and markets GICs to 401(k) and other qualified retirement savings plans. The Company also has an unregistered funding agreement-backed notes program which provides for offers of notes to both domestic and international institutional investors.

•                                          The Asset Protection segment markets extended service contracts, GAP products, credit life and disability insurance, and specialized ancillary products to protect consumers’ investments in automobiles and recreational vehicles. GAP covers the difference between the loan pay-off amount and an asset’s actual cash value in the case of a total loss. Each type of specialized ancillary product protects against damage or other loss to a particular aspect of the underlying asset.

•                                          The Corporate and Other segment primarily consists of net investment income on assets supporting our equity capital, unallocated corporate overhead and expenses not attributable to the segments above. This segment includes earnings from several non-strategic or runoff lines of business, various financing and investment related transactions, and the operations of several small subsidiaries.

The Company’s management and Board of Directors analyzes and assesses the operating performance of each segment using “pre-tax adjusted operating income (loss)” and “after-tax adjusted operating income (loss)”. Consistent with GAAP accounting guidance for segment reporting, pre-tax adjusted operating income (loss) is the Company’s measure of segment performance. Pre-tax adjusted operating income (loss) is calculated by adjusting “income (loss) before income tax”, by excluding the following items:

•                                          realized gains and losses on investments and derivatives,

•                                          changes in the GLWB embedded derivatives exclusive of the portion attributable to the economic cost of the GLWB,

•                                          actual GLWB incurred claims, and the amortization of DAC, VOBA, and certain policy liabilities that is impacted by the exclusion of these items.

The items excluded from adjusted operating income (loss) are important to understanding the overall results of operations. Pre-tax adjusted operating income (loss) and after-tax adjusted operating income (loss) are not substitutes for income before income taxes or net income (loss), respectively. These measures may not be comparable to similarly titled measures reported by other companies. The Company believes that pre-tax and after-tax adjusted operating income (loss) enhances management’s and the Board of Directors’ understanding of the ongoing operations, the underlying profitability of each segment, and helps facilitate the allocation of resources.

In determining the components of the pre-tax adjusted operating income (loss) for each segment, premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC and VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

In previous filings, the Company referred to “Pre-tax adjusted operating income (loss)” as “Pre-tax operating income,” “Operating income before tax,” or “Segment operating income.” In addition, we previously referred to “After-tax adjusted operating income (loss)” as “After-tax operating income” or “Operating earnings”. The definition of these labels remains unchanged, but the Company has modified the labels to provide further clarity that these measures are non-GAAP measures.

There were no significant intersegment transactions during the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company).

The following tables present a summary of results and reconciles pre-tax adjusted operating income (loss) to consolidated income before income tax and net income (Predecessor and Successor period are not comparable):

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Revenues
Life Marketing	$1,517,542	$1,316,832	$133,361	$1,421,795
Acquisitions	1,676,017	1,333,430	139,761	1,720,179
Annuities	547,512	396,651	130,918	785,176
Stable Value Products	114,580	79,670	8,181	127,708
Asset Protection	306,237	294,657	24,566	305,396
Corporate and Other	131,821	65,802	22,859	103,953
Total revenues	$4,293,709	$3,487,042	$459,646	$4,464,207
Adjusted Operating Income (Loss)
Life Marketing	$41,457	$54,864	$(2,271)	$116,875
Acquisitions	260,511	194,654	20,134	254,021
Annuities	174,362	146,828	11,363	204,015
Stable Value Products	61,294	56,581	4,529	73,354
Asset Protection	11,309	17,632	1,907	26,274
Corporate and Other	(161,820)	(118,832)	(16,662)	(99,048)
Pre-tax adjusted operating income	387,113	351,727	19,000	575,491
Realized investment (losses) gains - investments(1)	48,522	(185,202)	89,414	151,035
Realized investment (losses) gains - derivatives	87,046	87,663	24,433	12,263
Income before income tax	522,681	254,188	132,847	738,789
Income tax expense	(170,073)	(74,491)	(44,325)	(246,838)
Net income	$352,608	$179,697	$88,522	$491,951

Pre-tax adjusted operating income	$387,113	$351,727	$19,000	$575,491
Adjusted operating income tax (expense) benefit	(122,624)	(108,629)	(4,479)	(189,684)
After-tax adjusted operating income	264,489	243,098	14,521	385,807
Realized investment gains (losses)—investments(1)	48,522	(185,202)	89,414	151,035
Realized investment gains (losses)— derivatives	87,046	87,663	24,433	12,263
Income tax (expense) benefit on adjustments	(47,449)	34,138	(39,846)	(57,154)
Net income	$352,608	$179,697	$88,522	$491,951

Investment gains (losses)	$72,882	$(193,928)	$80,672	$198,027
Less: amortization related to DAC/VOBA and benefits and settlement expenses	24,360	(8,726)	(8,742)	46,992
Realized investment gains (losses)- investments	$48,522	$(185,202)	$89,414	$151,035

Derivative gains (losses)	$49,790	$58,436	$22,031	$(13,492)
Less: VA GLWB economic cost	(37,256)	(29,227)	(2,402)	(25,755)
Realized investment gains (losses)- derivatives	$87,046	$87,663	$24,433	$12,263

(1)         Includes credit related other-than-temporary impairments of $17.7 million, $27.0 million, $0.5 million, and $7.3 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively.

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Net investment income
Life Marketing	$523,989	$446,518	$47,622	$553,006
Acquisitions	764,571	639,422	71,088	874,653
Annuities	318,511	296,839	37,189	465,849
Stable Value Products	107,010	78,459	6,888	107,170
Asset Protection	17,591	14,042	1,540	18,830
Corporate and Other	91,791	57,516	278	78,505
Total net investment income	$1,823,463	$1,532,796	$164,605	$2,098,013

Amortization of DAC and VOBA
Life Marketing	$130,708	$107,811	$4,813	$175,807
Acquisitions	8,178	2,035	5,033	60,031
Annuities	(11,031)	(41,071)	(6,999)	47,448
Stable Value Products	1,176	43	25	380
Asset Protection	21,267	26,219	1,858	24,169
Corporate and Other	—	27	87	485
Total amortization of DAC and VOBA	$150,298	$95,064	$4,817	$308,320

Successor Company

	Operating Segment Assets As of December 31, 2016
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$14,050,905	$19,679,690	$20,076,818	$3,373,646
Deferred policy acquisition costs and value of business acquired	1,218,944	106,532	655,618	5,455
Other intangibles	300,664	37,103	183,449	8,722
Goodwill	200,274	14,524	336,677	113,813
Total assets	$15,770,787	$19,837,849	$21,252,562	$3,501,636

	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$858,648	$12,920,083	$70,959,790
Deferred policy acquisition costs and value of business acquired	37,975	—	2,024,524
Other intangibles	143,865	13,545	687,348
Goodwill	128,182	—	793,470
Total assets	$1,168,670	$12,933,628	$74,465,132

Successor Company

	Operating Segment Assets As of December 31, 2015
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$13,258,639	$19,879,988	$19,715,901	$2,006,263
Deferred policy acquisition costs and value of business acquired	1,119,515	(178,662)	578,742	2,357
Other intangibles	319,623	39,658	196,780	9,389
Goodwill	200,274	14,524	336,677	113,813
Total assets	$14,898,051	$19,755,508	$20,828,100	$2,131,822

	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$766,294	$9,464,906	$65,091,991
Deferred policy acquisition costs and value of business acquired	40,421	—	1,562,373
Other intangibles	79,681	—	645,131
Goodwill	67,155	—	732,443
Total assets	$953,551	$9,464,906	$68,031,938

26.                               CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company’s unaudited consolidated quarterly operating data for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company) is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management’s opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowner’s equity, and cash flows for a period of several quarters.

Successor Company For The Year Ended December 31, 2016	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
Premiums and policy fees	$848,369	$853,351	$829,835	$857,864
Reinsurance ceded	(314,874)	(340,594)	(325,373)	(349,882)
Net of reinsurance ceded	533,495	512,757	504,462	507,982
Net investment income	448,229	458,783	451,818	464,633
Realized investment gains (losses)	111,000	131,364	21,376	(141,068)
Other income	67,178	71,938	76,132	73,630
Total revenues	1,159,902	1,174,842	1,053,788	905,177
Total benefits and expenses	924,923	914,262	959,521	972,322
Income before income tax	234,979	260,580	94,267	(67,145)
Income tax expense	76,362	87,787	20,965	(15,041)
Net income	$158,617	$172,793	$73,302	$(52,104)

Successor Company February 1, 2015 to December 31, 2015	First Quarter(1)	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
Premiums and policy fees	$506,386	$828,058	$793,572	$864,806
Reinsurance ceded	(146,813)	(351,196)	(312,256)	(364,606)
Net of reinsurance ceded	359,573	476,862	481,316	500,200
Net investment income	272,211	408,147	413,544	438,894
Realized investment gains (losses)	(40,004)	(97,515)	37,140	(35,113)
Other income	49,181	75,459	74,671	72,476
Total revenues	640,961	862,953	1,006,671	976,457
Total benefits and expenses	616,425	898,520	850,550	867,359
Income before income tax	24,536	(35,567)	156,121	109,098
Income tax expense	8,116	(9,991)	42,542	33,824
Net income	$16,420	$(25,576)	$113,579	$75,274

(1) First quarter includes February 1, 2015 to March 31, 2015

Predecessor Company	January 1, 2015 to January 31, 2015
(Dollars In Thousands)
Premiums and policy fees	$260,582
Reinsurance ceded	(91,632)
Net of reinsurance ceded	168,950
Net investment income	164,605
Realized investment gains (losses)	102,703
Other income	23,388
Total revenues	459,646
Total benefits and expenses	326,799
Income before income tax	132,847
Income tax expense	44,325
Net income	$88,522

27.          SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2016 (Successor Company), and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders’ Funds	Net Premiums and Policy Fees	Net Investment Income (1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
Successor Company
For The Year Ended December 31, 2016
Life Marketing	$1,218,944	$14,595,370	$119	$426,422	$972,247	$523,989	$1,267,844	$130,708	$65,480	$122
Acquisitions	106,532	14,693,744	2,734	4,247,081	832,083	764,571	1,232,141	8,178	118,056	18,818
Annuities	655,618	1,097,973	—	7,059,060	66,214	318,511	212,735	(11,031)	137,617	—
Stable Value Products	5,455	—	—	3,501,636	—	107,010	41,736	1,176	3,033	—
Asset Protection	37,975	59,947	758,361	—	174,412	17,591	104,327	21,267	169,334	167,544
Corporate and Other	—	63,208	723	75,301	13,740	91,791	17,943	—	250,484	13,689
Total	$2,024,524	$30,510,242	$761,937	$15,309,500	$2,058,696	$1,823,463	$2,876,726	$150,298	$744,004	$200,173
February 1, 2015 to December 31, 2015
Life Marketing	$1,119,515	$13,869,102	$134	$371,618	$882,171	$446,518	$1,109,840	$107,811	$58,609	$148
Acquisitions	(178,662)	14,508,877	3,082	4,254,579	690,741	639,422	1,067,482	2,035	89,960	32,134
Annuities	578,742	1,196,131	—	7,090,171	62,583	296,839	224,934	(41,071)	123,585	—
Stable Value Products	2,357	—	—	2,131,822	—	78,459	19,348	43	2,620	—
Asset Protection	40,421	60,585	647,186	—	168,780	14,042	99,216	26,219	151,590	161,869
Corporate and Other	—	68,495	803	73,066	13,676	57,516	14,568	27	176,038	13,583
Total	$1,562,373	$29,703,190	$651,205	$13,921,256	$1,817,951	$1,532,796	$2,535,388	$95,064	$602,402	$207,734

Predecessor Company
For The Year Ended December 31, 2014
Life Marketing	$1,973,156	$14,077,360	$772,880	$349,698	$854,186	$553,006	$1,075,386	$175,807	$47,688	$151
Acquisitions	600,482	14,740,562	3,473	4,770,181	772,020	874,653	1,247,836	60,031	122,349	35,857
Annuities	539,965	1,015,928	120,850	7,190,908	75,446	465,849	314,488	47,448	115,643	—
Stable Value Products	621	—	—	1,959,488	—	107,170	35,559	380	1,413	—
Asset Protection	40,503	46,963	616,908	—	169,212	18,830	93,193	24,169	161,760	160,948
Corporate and Other	319	63,664	890	70,267	16,462	78,505	20,001	485	181,782	16,388
Total	$3,155,046	$29,944,477	$1,515,001	$14,340,542	$1,887,326	$2,098,013	$2,786,463	$308,320	$630,635	$213,344

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)	Excludes Life Insurance.

SCHEDULE III SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

(continued)

Segment	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
Predecessor Company
January 1, 2015 to January 31, 2015
Life Marketing	$84,926	$47,622	$123,179	$4,813	$7,124	$12
Acquisitions	62,343	71,088	101,926	5,033	9,041	2,134
Annuities	6,355	37,189	30,047	(6,999)	9,333	—
Stable Value Products	—	6,888	2,255	25	79	—
Asset Protection	13,983	1,540	7,447	1,858	13,354	13,330
Corporate and Other	1,343	278	1,721	87	16,476	1,345
Total	$168,950	$164,605	$266,575	$4,817	$55,407	$16,821

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.
(2)	Excludes Life Insurance

SCHEDULE IV - REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Successor Company
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2016:
Life insurance in-force	$739,248,680	$(348,994,650)	$116,265,430	$506,519,460		23.0%
Premiums and policy fees:
Life insurance	$2,610,682	$(1,207,159)	$454,999	$1,858,522	(1)	24.5%
Accident/health insurance	58,076	(36,935)	17,439	38,580		45.2
Property and liability insurance	242,517	(86,629)	5,706	161,594		3.5
Total	$2,911,275	$(1,330,723)	$478,144	$2,058,696
February 1, 2015 to December 31, 2015
Life insurance in-force	$727,705,256	$(368,142,294)	$39,546,742	$399,109,704		9.9%
Premiums and policy fees:
Life insurance	$2,360,643	$(1,058,706)	$308,280	$1,610,217	(1)	19.1%
Accident/health insurance	70,243	(36,871)	18,252	51,624		35.4
Property and liability insurance	228,500	(79,294)	6,904	156,110		4.4
Total	$2,659,386	$(1,174,871)	$333,436	$1,817,951

	Predecessor Company
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
January 1, 2015 to January 31, 2015(2)
Premiums and policy fees:
Life insurance	$204,185	$(80,657)	$28,601	$152,129	(1)	18.8%
Accident/health insurance	6,846	(4,621)	1,809	4,034		44.8
Property and liability insurance	18,475	(6,354)	666	12,787		5.2
Total	$229,506	$(91,632)	$31,076	$168,950
For The Year Ended December 31, 2014:
Life insurance in-force	$721,036,332	$(388,890,060)	$43,237,358	$375,383,630		11.5%
Premiums and policy fees:
Life insurance	$2,603,956	$(1,279,908)	$349,934	$1,673,982	(1)	20.9%
Accident/health insurance	81,037	(42,741)	20,804	59,100		35.2
Property and liability insurance	218,663	(73,094)	8,675	154,244		5.6
Total	$2,903,656	$(1,395,743)	$379,413	$1,887,326

(1)

Includes annuity policy fees of $80.1 million, $77.2 million $7.7 million, and $92.8 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively.

(2)

January 31, 2015 (Predecessor Company) balance sheet information is not presented in our consolidated financial statements, therefore January 31, 2015 Life Insurance In-Force has been omitted from this schedule.

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Successor Company
		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
As of December 31, 2016
Allowance for losses on commercial mortgage loans	$—	$(4,682)	$—	$5,406	$724
As of December 31, 2015
Allowance for losses on commercial mortgage loans	$—	$2,561	$—	$(2,561)	$—

	Predecessor Company
		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
As of January 31, 2015
Allowance for losses on commercial mortgage loans	$5,720	$(2,359)	$—	$(861)	$2,500

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

(a)  Financial Statements:

All required financial statements are included in Part A and Part B of this Registration Statement.

(b)  Exhibits:

1.  Resolution of the Board of Directors of Protective Life Insurance Company authorizing establishment of the Protective Life Variable Annuity Separate Account(2)

2.  Not applicable

3.  (a)  Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and the Protective Life Variable Annuity Separate Account(2)

(b)  Form of Distribution Agreement between Investment Distributors, Inc. and broker-dealers(2)

(c)  Distribution Agreement between IDI and PLICO(25)

(d)  Second Amended Distribution Agreement between IDI and PLICO(26)

4.  (a)  Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(8)

(b)  Form of Group Flexible Premium Deferred Variable and Fixed Annuity Contract(8)

(c)  Participant Certificate for Use with Group Flexible Premium Deferred Variable and Fixed Annuity Contract — All Allocation Options(8)

(d)  Variable Account Annual Bonus Endorsement(11)

(f)  Guaranteed Account Endorsement(8)

(g)  Return of Purchase Payments Death Benefit Rider(8)

(h)  Asset-Based Fee Endorsement(9)

(i)  Net Amount at Risk Fee Endorsement(9)

(j)  Minimum Annuitization Value Endorsement(8)

(k)  Annuitization Bonus Endorsement(8)

(l)  Contract Schedule for Individual Contracts(8)

(m)  Annual Ratchet Death Benefit Endorsement(11)

(n)  Benefit Based Fee Endorsement(11)

(o)  DCA Fixed Accounts Endorsement(11)

(p)  Fixed Account Endorsement(11)

(q)  Form of Guaranteed Minimum Withdrawal Benefit Rider(13)

(r)  Form of Enhanced GMWB Withdrawal Percentage for Certain Medical Conditions Endorsement(13)

(s)  Lifetime Guaranteed Minimum Withdrawal Benefit Rider with Annual Roll-up(15)

(t)  Guaranteed Minimum Accumulation Benefit Rider(15)

(u)  Nursing Home Endorsement for the Guaranteed Minimum Withdrawal Benefit(16)

(v)  Lifetime Guaranteed Minimum Withdrawal Benefit Rider with SecurePay R72(18)

(w)  Lifetime Guaranteed Minimum Withdrawal Benefit Rider with SecurePay Annual Step-Up(18)

(x)  Protective Income Manager Rider(21)

(y)  Revised Protective Income Manager Rider(23)

(z)  Revised Protective Income Manager Rider (August, 2011)(24)

(aa)  Endorsement to the Protected Lifetime Income Benefit Rider(28)

5.  (a)  Form of Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(8)

(b)  Revised Contract Application for Individual or Group Flexible Premium Deferred Variable and Fixed Annuity Contract(15)

(c)  Revised Contract Application for Individual or Group Flexible Premium Deferred Variable and Fixed Annuity Contract(17)

(d)  Revised Contract Application for Individual or Group Flexible Premium Deferred Variable and Fixed Annuity Contract(21)

(e)  Revised Contract Application for Individual or Group Flexible Premium Deferred Variable and Fixed Annuity Contract(23)

(f)  Revised Contract Application for Individual or Group Flexible Premium Deferred Variable and Fixed Annuity Contract(25)

6.  (a)  Charter of Protective Life Insurance Company.(1)

(b)  By-Laws of Protective Life Insurance Company.(1)

(c)  2002 Amended and Restated Charter of Protective Life Insurance Company(14)

(d)  2002 Amended and Restated By-Laws of Protective Life Insurance Company(14)

(e)  2011 Amended and Restated Charter of Protective Life Insurance Company(25)

(f)  2011 Amended and Restated Bylaws of Protective Life Insurance Company(25)

7.  Form of Reinsurance Agreement between Protective Life Insurance Company and Connecticut General Life Insurance Company.(4)

8.  (a)  Participation Agreement (Oppenheimer Variable Account Funds)(3)

(b)  Participation Agreement (MFS Variable Insurance Trust)(3)

(c)  ParticipationAgreement (Calvert Group, formerly Acacia Capital Corporation)(3)

(d)  Participation Agreement (Van Eck Worldwide Insurance Trust)(5)

(e)  Participation Agreement (Van Kampen Life Investment Trust)(6)

(f)  Participation Agreement (Lord Abbett Series Fund)(7)

(g)  Participation Agreement for Class II Shares (Van Kampen)(4)

(h)  Form of Participation Agreement for Service Class Shares (Oppenheimer Variable Account Funds)(4)

(i)  Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.)(4)

(j)  Form of Amended and Restated Participation Agreement (MFS Variable Insurance Trust)(4)

(k)  Form of Participation Agreement (Goldman Sachs Variable Insurance Trust)(8)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust)(22)

(l)  Participation Agreement (Fidelity Variable Insurance Products)(10)

(m)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products)(12)

(n)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust)(12)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust)(22)

(o)  Rule 22c-2 Shareholder Information Agreement (Calvert Group)(14)

(p)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products)(14)

(q)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust)(14)

(r)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust)(14)

(s)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund)(14)

(t)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust)(14)

(u)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds)(14)

(v)  Rule 22c-2 Shareholder Information Agreement (Universal Institutional Funds, Inc.)(14)

(w)  Form of Rule 22c-2 Shareholder Information Agreement (Van Eck Worldwide Insurance Trust)(14)

(x)  Rule 22c-2 Shareholder Information Agreement (Van Kampen Life Investment Trust)(14)

(y)  Participation Agreement (Legg Mason)(19)

(z)  Participation Agreement (PIMCO)(19)

  (i)  Form of Novation of and Amendment to Participation Agreement (PIMCO)(22)

  (ii)  Form of Amendment to Participation Agreement re Summary Prospectuses (PIMCO)(22)

(aa)  Participation Agreement (Royce Capital)(19)

(bb)  Rule 22c-2 Information Sharing Agreement (Royce)(19)

(cc)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds))(22)

(dd)  Participation Agreement (Clayton Street Trust)(27)

(ee)  Rule 22c-2 Agreement (Clayton Street Trust)(27)

(ff)  Rule 22c-2 Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds))(29)

9.  Opinion and Consent of Max Berueffy(20)

10.  (a)  Consent of Eversheds Sutherland (US) LLP(31)

(b)  Consent of PricewaterhouseCoopers LLP(31)

11.  No financial statements will be omitted from Item 23

12.  Not applicable

13.  Powers of attorney(30)

(1)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on October 28, 1993.

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on February 23, 1994.

(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 30, 1997.

(4)  Incorporated herein by reference to Post-Effective Amendment No. 47 to the Form N-4 Registration Statement, (File No. 333-94047), filed with the Commission on April 30, 2003.

(5)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement, (File No. 333-60149) filed with the Commission on October 26, 1998.

(6)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 20, 2000.

(7)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047), filed with the Commission on April 25, 2002.

(8)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on February 17, 2004.

(9)  Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on May 3, 2004.

(10)  Incorporated herein by reference to Pre-Effective Amendment No.1 to the Form N-4 Registration Statement (File No. 333-107331), filed with the Commission on November 26, 2003.

(11)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement, (File No. 333-115212) filed with the Commission on May 6, 2004.

(12)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on April 28, 2006.

(13)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on March 2, 2007.

(14)  Incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 33-70984), filed with the Commission on April 27, 2007.

(15)  Incorporated herein by reference to Post-Effective Amendment No.7 to the Form N-4 Registration Statement (File No. 333-115212), filed with the Commission on January 3, 2008.

(16)  Incorporated herein by reference to Post-Effective Amendment No. 10 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on February 29, 2008.

(17)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-145621), filed with the Commission on November 24, 2008.

(18)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on April 29, 2009.

(19)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

(20)  Incorporated herein by reference to Post-Effective Amendment No. 10 to the Form N-4 Registration Statement (File No. 333-115212), filed with the Commission on April 30, 2009.

(21)  Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-4 Registration Statement (File No. 333-115212), filed with the Commission on February 28, 2011.

(22)  Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 25, 2011.

(23)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-115212), filed with the Commission on April 27, 2011.

(24)  Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on June 17, 2011.

(25)  Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on September 16, 2011.

(26)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 25, 2014.

(27)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-190294) as filed with the Commission on April 26, 2016.

(28)  Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (File No. 333-179649) as filed with the Commission on July 1, 2016.

(29)  Incorporated herein by reference to the Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 333-179649) as filed with the Commission on August 24, 2016.

(30)  Incorporated herein by reference to the Post-Effective Amendment No. 26 to the Form N-4 Registration Statement (File No. 333-115212), filed with the Commission on January 10, 2017.

(31)  Filed herein.

Item 25. Directors and Officers of Depositor.

Name and Principal Business Address*	Position and Offices with Depositor

Adams, D. Scott	Chief Administrative Officer Executive Vice President
Bedwell, Robert R. III	Senior Vice President, Mortgage Loans
Bielen, Richard J.	Chief Operating Officer Director Executive Committee President
Black, Lance P.	Senior Vice President Treasurer
Callaway, Steve M.	Assistant Secretary Chief Compliance Officer Senior Associate Counsel Senior Vice President
Cirulli, Vincent	Senior Vice President, Derivatives and VA Hedging
Cyphert, Mark	Chief Information and Operations Officer Senior Vice President
Drew, Mark L.	Executive Vice President General Counsel
Evesque, Wendy L.	Chief Human Resources Officer Senior Vice President
Goyer, Stephane	Head of Insurance Risk Senior Vice President
Harrison, Wade V.	Senior Vice President, Chief Product Actuary
Herring, Derry W	Chief Auditor Senior Vice President
Johns, John D.	Chairman of the Board Chief Executive Officer Director Executive Committee
Kohler, Matthew	Chief Technology Officer Senior Vice President
Long, Deborah J.	Chief Legal Officer Executive Vice President Secretary
Loper, David M	Senior Associate Counsel Senior Vice President
Martinez, Benjamin	Managing Director of Operations
Moloney, Michelle	Chief Risk Officer Senior Vice President
Passafiume, Philip E.	Senior Vice President, Director of Fixed Income
Riebel, Matthew A.	Senior Vice President, Life Sales
Sawyer, John Robert	Life and Annuity Executive Senior Vice President
Seurkamp, Aaron C.	Senior Vice President, Chief Sales Officer
Sottosanti, Frank	Chief Marketing Officer Senior Vice President
Stokes, Barrie Balzli	Senior Associate Counsel Senior Vice President, Government Affairs

Name and Principal Business Address*	Position and Offices with Depositor

Stuenkel, Wayne E.	Chief Actuary Senior Vice President
Temple, Michael G.	Executive Vice President, Finance and Risk
Thigpen, Carl S.	Chief Investment Officer Director Executive Vice President
Wagner, James	Senior Vice President, Annuity Sales
Walker, Steven G.	Chief Financial Officer Executive Vice President
Wells, Paul R.	Chief Accounting Officer Controller Senior Vice President
Whitcomb, John	Senior Vice President, Emerging Business
Williams, Lucinda S.	Senior Vice President, Customer Experience
Wooden, Cynthia	Director of Regulatory Administration, APD

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation, a subsidiary of Dai-ichi Life Insurance Company, Limited. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2016 (File No. 1-11339) filed with the Commission on February 24, 2017.

Item 27. Number of Contractowners.

As of March 31, 2017, there were 6,783 contract owners of ProtectiveRewards II individual and group flexible premium deferred variable and fixed annuity contracts offered by the registrant.

Item 28. Indemnification of Directors and Officers.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter.

(a)  Investment Distributors, Inc. ("IDI") is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account and Variable Annuity Account A of Protective Life.

(b)  The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Brown, Barry K. Caldwell, Edwin V. II Callaway, Steve M.	Assistant Secretary Director President Director Chief Compliance Officer Secretary	Assistant Vice President, LLC Commissions Vice President, New Business Operations, Life and Annuity Divisions None

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Debnar, Lawrence J. Gilmer, Joseph F. Johnson, Julena G. Majewski, Carol L. Morsch, Letitia Tennent, Rayburn	Assistant Financial Officer Director Assistant Financial Officer Assistant Compliance Officer Assistant Compliance Officer Assistant Secretary Chief Financial Officer	Vice President, Financial
Reporting
Assistant Vice President —
Annuity Financial Reporting
Senior Compliance Analyst II,
Life and Annuity Division
Director II, Compliance Officer
Second Vice President, Annuity
and VUL Administration
None

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 30. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31. Management Services.

All management contracts are discussed in Part A or Part B.

Item 32. Undertakings.

(a)  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)  The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP- 6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)  Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement hereby certifies that it meets the requirements of Securities Act 485(b) for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on April 24, 2017.

PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

By:  *

  Richard J. Bielen, President
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY

By:  *

  Richard J. Bielen, President
  Protective Life Insurance Company

As required by the Securities Act of 1933, this amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
* John D. Johns	Chairman of the Board, Chief Executive Officer and Director (Principal Executive Officer)	April 24, 2017
* Richard J. Bielen	President, Chief Operating Officer and Director (Principal Operating Officer)	April 24, 2017
* Steven G. Walker	Executive Vice President, Controller, and Chief Financial Officer (Principal Financial Officer)	April 24, 2017
* Carl S. Thigpen	Executive Vice President, Chief Investment Officer and Director	April 24, 2017
*By: /s/ MAX BERUEFFY Max Berueffy Attorney-in-fact		April 24, 2017

C-10

EXHIBIT INDEX

10.  (a)  Consent of Eversheds Sutherland (US) LLP

10.  (b)  Consent of PricewaterhouseCoopers LLP